JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street, Boston, Massachusetts 02210

John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHVIT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life insurance contracts (“variable contracts”). JHVIT provides a range of investment objectives through 94 separate investment portfolios or funds (each a “fund,” collectively the “funds”). The following funds are described in this Prospectus:

Fund Name	Ticker Series I
500 Index Trust B	JFIVX
Active Bond Trust
All Cap Core Trust	JEACX
All Cap Value Trust
Alpha Opportunities Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Bond PS Series Trust
Bond Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Plus Trust
Core Bond Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust
Currency Strategies Trust
Disciplined Diversification Trust
Emerging Markets Value Trust
Equity-Income Trust
Financial Services Trust	JEFSX
Franklin Templeton Founding Allocation Trust
Fundamental All Cap Core Trust	JEQAX
Fundamental Holdings Trust
Fundamental Large Cap Value Trust
Fundamental Value Trust
Global Bond Trust
Global Diversification Trust
Global Trust	JEFGX
Growth Equity Trust
Health Sciences Trust	JEHSX
Heritage Trust
High Yield Trust
Income Trust
International Core Trust
International Equity Index Trust B	JIEQX
International Growth Stock Trust
International Small Company Trust
International Value Trust
Investment Quality Bond Trust

Fund Name	Ticker Series I
Lifecycle 2010 Trust
Lifecycle 2015 Trust
Lifecycle 2020 Trust
Lifecycle 2025 Trust
Lifecycle 2030 Trust
Lifecycle 2035 Trust
Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2050 Trust
Lifestyle Aggressive Trust
Lifestyle Balanced PS Series
Lifestyle Balanced Trust	JELBX
Lifestyle Conservative PS Series
Lifestyle Conservative Trust	JELCX
Lifestyle Growth PS Series
Lifestyle Growth Trust	JELGX
Lifestyle Moderate PS Series
Lifestyle Moderate Trust	JELMX
Mid Cap Index Trust	JECIX
Mid Cap Stock Trust
Mid Cap Value Equity Trust
Mid Value Trust	JEMUX
Money Market Trust	JHOXX
Money Market Trust B
Mutual Shares Trust
Natural Resources Trust
New Income Trust
Real Estate Securities Trust
Real Return Bond Trust
Science & Technology Trust	JESTX
Short Term Government Income Trust
Small Cap Growth Trust	JESGX
Small Cap Index Trust	JESIX
Small Cap Opportunities Trust
Small Cap Value Trust	JESVX
Small Company Growth Trust
Small Company Value Trust
Smaller Company Growth Trust
Strategic Equity Allocation Trust
Strategic Income Opportunities Trust	JESNX
Total Bond Market Trust B	JTBMX
Total Return Trust
Total Stock Market Index Trust	JETSX
Ultra Short Term Bond Trust
U.S. Equity Trust
Utilities Trust	JEUTX
Value Trust	JEVLX

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHVIT, the advisor or any subadvisors to JHVIT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHVIT in any state where such offer or sale would be prohibited.

Prospectus dated April 29, 2013

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 INDEX TRUST B

Investment Objective

To approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series I2	0.47%	0.05%	0.02%	0.54%	–0.24%	0.30%
Series II2	0.47%	0.25%	0.02%	0.74%	–0.24%	0.50%
Series NAV	0.47%	0.00%	0.02%	0.49%	–0.24%	0.25%

[1]The Advisor has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the fund’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A fund’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund’s business. Under the agreement, the Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$31	$123	$252	$628
Series II	$51	$187	$362	$870
Series NAV	$26	$107	$224	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index. The subadvisor may determine that the fund’s investments in certain instruments, such as index futures, total return swaps and exchanged-traded funds (“ETFs”) have similar economic characteristics as securities that are in the S&P 500 Index. As of February 28, 2013, the market capitalizations of companies included in the S&P 500 Index ranged from $1.8 billion to $414.5 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

Use of Hedging and Other Strategic Transactions. The fund may invest in futures contracts and Depositary Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies).

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

S&P 500 Index risk An investment in the fund involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. For periods prior to the inception date of the fund, performance shown is the actual performance of the sole share class of the fund’s predecessor fund and has not been adjusted to reflect the Rule 12b-1 fees of any class of shares. As a result, pre-inception performance of the fund may be higher than if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	15.85% (Quarter ended 6/30/2009)	Worst Quarter:	–22.11% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.75%	1.45%	6.88%	11/5/2012
Series II	15.69%	1.44%	6.87%	11/5/2012
Series NAV	15.80%	1.46%	6.88%	5/1/1996
S&P 500 Index	16.00%	1.66%	7.10%	4/29/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Carson Jen. Senior Managing Director and Senior Portfolio Manager; managed fund since 1996. Narayan Ramani. Managing Director and Senior Portfolio Manager; managed fund since 1996.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ACTIVE BOND TRUST

Investment Objective

To seek income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.60%	0.05%	0.04%	0.02%	0.71%
Series II	0.60%	0.25%	0.04%	0.02%	0.91%
Series NAV	0.60%	0.00%	0.04%	0.02%	0.66%

[1]“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$73	$227	$395	$883
Series II	$93	$290	$504	$1,120
Series NAV	$67	$211	$368	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund’s average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.

Eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities;
•

Asset-backed securities and mortgage-backed securities, both investment grade and non-investment grade, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”);

•	Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and
•	Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”). Each subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

The fund employs a multi-manager approach with two subadvisors, Declaration Management & Research LLC (“Declaration”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”), each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that the subadvisors manage the following portions of the fund:

50%* Declaration

50%* John Hancock Asset Management

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each subadvisor will vary.

This allocation methodology may change in the future.

Declaration

Declaration uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. Declaration opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the fund normally has no more than 10% of its total assets in high yield bonds (“junk bonds”) and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of “A” or “AA.”

John Hancock Asset Management

John Hancock Asset Management uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. John Hancock Asset Management tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as “junk bonds”) and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of “A” or “AA.”

Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by John Hancock Asset Management will be invested in asset-backed securities rated lower than A by both rating agencies.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Swaptions Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaptions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Inverse interest-only securities Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

TBA mortgage contracts TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. For periods prior to the inception of the fund, performance shown for each share class is the actual performance of the sole share class of the fund’s predecessor fund. This pre-inception performance for each of the Series I and Series II share classes has not been adjusted to reflect the Rule 12b-1 fees of that class and would be lower if it did. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	9.91% (Quarter ended 9/30/2009)	Worst Quarter:	–5.91% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	9.71%	8.09%	6.25%	4/29/2005
Series II	9.48%	7.90%	6.10%	4/29/2005
Series NAV	9.76%	8.17%	6.30%	3/29/1986
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	3/29/1986

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Declaration Management & Research LLC	Peter Farley, CFA. Senior Vice President; managed fund since 2005. Joshua Kuhnert, CFA. Vice President; managed fund since 2009.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Jeffrey N. Given. Vice President; managed fund since 2006. Howard C. Greene. Senior Vice President; managed fund since 2005.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ALL CAP CORE TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.78%	0.05%	0.04%	0.01%	0.88%
Series II	0.78%	0.25%	0.04%	0.01%	1.08%
Series NAV	0.78%	0.00%	0.04%	0.01%	0.83%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$90	$281	$488	$1,084
Series II	$110	$343	$595	$1,317
Series NAV	$85	$265	$460	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 242% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those included in the Russell 3000 Index (less than $1 million to $414.5 billion as of February 28, 2013).

The fund may invest in all types of equity securities including common stocks, preferred stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. The fund may also invest in U.S. government securities.

The subadvisor blends fundamental equity analysis and quantitative theory into a disciplined and systematic process. The technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. The subadvisor’s systematic equity strategy evaluates current market conditions to dynamically weight each stock selection factor in a quantitative model. Stock selection factors include multiple valuation, growth, quality, and sentiment and stability characteristics. The relative weights of these factors in the model vary according to the favorability of current conditions for each factor. Conditions include the phase of the economic cycle, liquidity, and market sentiment, fear and greed.

The subadvisor extensively ranks the Russell 3000 Index universe according to this dynamic model to identify what the subadvisor believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

By applying a rigorous portfolio construction process, the subadvisor targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	17.59% (Quarter ended 6/30/2009)	Worst Quarter:	–23.17% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	16.57%	0.52%	7.27%	7/15/1996
Series II	16.38%	0.32%	7.05%	1/28/2002
Series NAV	16.62%	0.56%	7.32%	4/29/2005
Russell 3000 Index	16.42%	2.04%	7.68%	7/15/1996

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
QS Investors, LLC	Robert Wang. Head of Portfolio Implementation; managed fund since 2010. Russell Shtern, CFA. Portfolio Manager; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ALL CAP VALUE TRUST

Investment Objective

To seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.77%	0.05%	0.04%	0.86%
Series II	0.77%	0.25%	0.04%	1.06%
Series NAV	0.77%	0.00%	0.04%	0.81%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$88	$274	$477	$1,061
Series II	$108	$337	$585	$1,294
Series NAV	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadvisor believes are undervalued. The fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index ($315 million to $414.5 billion as of February 28, 2013). This range varies daily. The fund may invest the remainder of its assets in mid-sized and small company securities.

Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. The fund invests in companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios).

In selecting investments, the subadvisor attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what the subadvisor thinks is its full value, or may go down in value, the subadvisor’s emphasis on large, seasoned company value stocks may limit the fund’s downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and are less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. The subadvisor generally sells a stock when it thinks it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached the subadvisor’s valuation target.

The fund may not invest more than 10% of its net assets in foreign securities, including securities in emerging markets countries. The subadvisor does not consider American Depositary Receipts (ADRs) and securities of companies domiciled outside the U.S. but that are traded in the United States to be subject to this limitation.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	16.35% (Quarter ended 9/30/2009)	Worst Quarter:	–19.86% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	10.95%	2.55%	9.01%	4/30/2001
Series II	10.62%	2.33%	8.80%	1/28/2002
Series NAV	10.92%	2.57%	9.07%	2/28/2005
Russell 3000 Value Index	17.55%	0.83%	7.54%	4/30/2001

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Lord, Abbett & Co. LLC	Robert P. Fetch. Partner and Director; managed fund since 2003. Deepak Khanna. Partner and Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ALPHA OPPORTUNITIES TRUST

Investment Objective

To seek long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total Fund Operating expenses
Series I	0.97%	0.05%	0.05%	1.07%
Series II1	0.97%	0.25%	0.05%	1.27%
Series NAV	0.97%	0.00%	0.05%	1.02%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$109	$340	$590	$1,306
Series II	$129	$403	$697	$1,534
Series NAV	$104	$325	$563	$1,248

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies

The fund employs a “multiple sleeve structure,” which means the fund has several components that are managed separately in different styles. The fund seeks to obtain its objective by combining these different component styles in a single fund.

For each component “sleeve,” the subadvisor has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Each component sleeve tends to be flexible, opportunistic, and total return-oriented such that the aggregate portfolio represents a wide range of investment philosophies, companies, industries and market capitalizations. Investment personnel for each component sleeve have complete discretion and responsibility for selection and portfolio construction decisions within their specific sleeve.

The subadvisor is responsible for selecting styles or approaches for component sleeves with a focus on combining complementary investment styles, monitoring the risk profile, strategically rebalancing the portfolio, and maintaining a consistent fund profile. In choosing prospective investments, the subadvisor analyzes a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of value.

Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange-traded funds (“ETFs”)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights, and warrants. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The fund may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency-denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund may also invest in fixed-income securities, fixed-income related instruments, and cash and cash equivalents. These fixed-income securities may include below-investment-grade instruments.

The fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products, to reduce risk and enhance potential income.

The fund may invest in initial public offerings (“IPOs”). The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	18.66% (Quarter ended 6/30/2009)	Worst Quarter:	–19.40% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series I	21.33%	11.46%	6/2/2009
Series NAV	21.38%	11.53%	10/7/2008
Russell 3000 Index	16.42%	10.33%	10/7/2008

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP

Kent M. Stahl, CFA. Senior Vice President and Director of Investments and Risk Management; managed fund since 2008.
Gregg R. Thomas, CFA. Vice President and Director of Risk Management; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN ASSET ALLOCATION TRUST

Investment Objective

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total Fund Operating expenses
Series I	0.29%	0.60%	0.04%	0.93%
Series II	0.29%	0.75%	0.04%	1.08%
Series III	0.29%	0.25%	0.04%	0.58%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$95	$296	$515	$1,143
Series II	$110	$343	$595	$1,317
Series III	$59	$186	$324	$726

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund(SM), a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization (“NRSRO”) designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s investment advisor). Such securities are sometimes referred to as “junk bonds.”

In seeking to pursue its investment objective, the fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the master fund’s investment advisor expects (but is not required) to maintain an investment mix falling within the following ranges: 40% – 80% in equity securities, 20% – 50% in debt securities and 0% – 40% in money market instruments. The proportion of equities, debt and money market securities held by the master fund will vary with market conditions and the investment advisor’s assessment of their relative attractiveness as investment opportunities. The master fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the U.S. and up to 5% of its assets in debt securities of issuers domiciled outside the U.S.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Asset allocation risk Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the advisor may favor an asset category that performs poorly relative to the other asset categories.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Income stock risk Income provided by the fund may be affected by changes in the dividend polices of the companies in which the fund invests and the capital resources available for such payments at such companies.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	12.04% (Quarter ended 6/30/2003)	Worst Quarter:	–16.41% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.76%	2.58%	7.25%	4/28/2008
Series II	15.49%	2.43%	6.82%	5/1/2007
Series III	16.16%	3.03%	7.48%	1/2/2008
S&P 500 Index	16.00%	1.66%	7.10%	5/1/2007
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	5/1/2007
Combined Index	11.31%	3.81%	6.62%	5/1/2007

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Alan N. Berro. Senior Vice President; Senior Vice President - Capital World Investors; managed the fund since 2000.

David A. Daigle. Senior Vice President - Fixed Income, Capital Research Company; managed the fund since 2009.

Jefferey T. Lager. Senior Vice President - Capital World Investors; managed the fund since 2007.

James R. Mulally. Senior Vice President - Fixed Income, CRMC; managed the fund since 2006.

Eugene P. Stein. Senior Vice President - Capital World Investors; managed the fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN GLOBAL GROWTH TRUST

Investment Objective

To seek to provide long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.53%	0.60%	0.08%	1.21%
Series II	0.53%	0.75%	0.08%	1.36%
Series III	0.53%	0.25%	0.08%	0.86%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$123	$384	$665	$1,466
Series II	$138	$431	$745	$1,635
Series III	$88	$274	$477	$1,061

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund(SM), a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, the Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	22.00% (Quarter ended 6/30/2009)	Worst Quarter:	–20.17% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

Prior to April 29, 2013, the fund compared its performance to the MSCI Word Index (gross of foreign withholding taxes on dividends). After this date, the fund replaced the MSCI World Index (gross of foreign withholding taxes on dividends) with the MSCI All Country World Index, which better reflects its investment strategy.

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	22.13%	1.35%	10.06%	11/5/2010
Series II	22.00%	1.28%	9.67%	5/1/2007
Series III	22.49%	1.85%	10.34%	1/2/2008
MSCI World Index (gross of foreign withholding taxes on dividends)
(former primary benchmark)	16.54%	–0.60%	8.08%	5/1/2007
MSCI All Country World Index	16.80%	–0.61%	8.66%	5/1/2007
Lipper Global Fund Index	16.07%	–1.00%	7.67%	5/1/2007

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Martin Jacobs. Senior Vice President - Capital World Investors; managed the fund since 2009.
Jonathan Knowles. Senior Vice President - Capital World Investors; managed fund since 2013.
Steven T. Watson. Senior Vice President - Capital World Investors; managed the fund since 2002.
Isabelle de Wismes. Senior Vice President - Capital World Investors; managed fund since 2012.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN GROWTH TRUST

Investment Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.33%	0.60%	0.04%	0.97%
Series II	0.33%	0.75%	0.04%	1.12%
Series III	0.33%	0.25%	0.04%	0.62%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$99	$309	$536	$1,190
Series II	$114	$356	$617	$1,363
Series III	$63	$199	$346	$774

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the Growth Fund(SM), a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	20.80% (Quarter ended 6/30/2003)	Worst Quarter:	–26.20% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	17.49%	0.53%	8.36%	7/9/2003
Series II	17.23%	0.38%	8.20%	5/5/2003
Series III	17.89%	0.97%	8.53%	1/2/2008
S&P 500 Index	16.00%	1.66%	7.10%	5/5/2003

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Donnalisa Parks Barnum. Senior Vice President - Capital World Investors; managed the fund since 2003.

Gregg E. Ireland. Senior Vice President - Capital World Investors; managed the fund since 2006.

Gregory D. Johnson. Senior Vice President - Capital World Investors; managed the fund since 2007.

Michael T. Kerr. Senior Vice President - Capital World Investors; managed the fund since 2005.

Ronald B. Morrow. Senior Vice President - Capital World Investors; managed the fund since 2003.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN GROWTH-INCOME TRUST

Investment Objective

To seek to provide growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.27%	0.60%	0.04%	0.91%
Series II	0.27%	0.75%	0.04%	1.06%
Series III	0.27%	0.25%	0.04%	0.56%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$93	$290	$504	$1,120
Series II	$108	$337	$585	$1,294
Series III	$57	$179	$313	$701

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund(SM), a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that the Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Income stock risk Income provided by the fund may be affected by changes in the dividend polices of the companies in which the fund invests and the capital resources available for such payments at such companies.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	16.83% (Quarter ended 6/30/2003)	Worst Quarter:	–22.05% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	17.15%	0.63%	6.61%	7/9/2003
Series II	16.94%	0.47%	6.45%	5/5/2003
Series III	17.51%	1.19%	6.85%	1/2/2008
S&P 500 Index	16.00%	1.66%	7.10%	5/5/2003

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Donald D. O’Neal. Vice Chairman of the Board; Senior Vice President - Capital Research Global Investors; managed the fund since 2005.

J. Blair Frank. Senior Vice President - Capital Research Global Investors; managed the fund since 2006.

Claudia P. Huntington. Senior Vice President - Capital Research Global Investors; managed the fund since 1994.

Dylan Yolles. Senior Vice President - Capital International Investors; managed the fund since 2005.

William L. Robbins. Senior Vice President - Capital International Investors; managed fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN INTERNATIONAL TRUST

Investment Objective

To seek to provide long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses

Series I	0.50%	0.60%	0.07%	1.17%
Series II	0.50%	0.75%	0.07%	1.32%
Series III	0.50%	0.25%	0.07%	0.82%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$119	$372	$644	$1,420
Series II	$134	$418	$723	$1,590
Series III	$84	$262	$455	$1,014

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the International Fund(SM), a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the advisor believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	24.34% (Quarter ended 6/30/2009)	Worst Quarter:	–21.95% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	17.49%	–2.44%	9.25%	7/9/2003
Series II	17.26%	–2.58%	9.09%	5/5/2003
Series III	17.94%	–2.02%	9.42%	1/2/2008
MSCI EAFE Index (gross of foreign withholding taxes on dividends)	17.90%	–3.21%	8.70%	5/5/2003

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Sung Lee. Vice President; Senior Vice President - Capital Research Global Investors; managed the fund since 2005.

L. Alfonso Barroso. Senior Vice President - Capital Research Global Investors; managed the fund since 2009.

Jesper Lyckeus. Senior Vice President - Capital Research Global Investors; managed the fund since 2007.

Christopher M. Thomsen. Senior Vice President - Capital Research Global Investors; managed the fund since 2005.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

AMERICAN NEW WORLD TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.74%	0.60%	0.13%	1.47%
Series II	0.74%	0.75%	0.13%	1.62%
Series III	0.74%	0.25%	0.13%	1.12%

1The table reflects the combined fees of the feeder fund and the master fund.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$150	$465	$803	$1,757
Series II	$165	$511	$881	$1,922
Series III	$114	$356	$617	$1,363

Portfolio Turnover

The fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the master fund (or “turns over” its portfolio). A master fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the master fund and of the fund. During its most recent fiscal year, the master fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The fund invests all of its assets in Class 1 shares of its master fund, the New World Fund », a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.

The New World Fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s advisor), with exposure to these countries. Bonds rated Ba1 or below or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the New World Fund will consider such factors as the country’s per capita gross domestic product; the percentage of the country’s economy that is industrialized; market capital as a percentage of gross domestic product; the overall regulatory environment; the presence of government regulation limiting or banning foreign ownership; and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The New World Fund’s investment advisor will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The New World Fund may invest in equity securities of any company, regardless of where it is based, if the New World Fund’s investment advisor determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the New World Fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The New World Fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. The performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the master fund share class in which the fund invests, adjusted to reflect the 12b-1 fees of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	23.90% (Quarter ended 6/30/2009)	Worst Quarter:	–22.35% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	17.37%	0.15%	13.50%	5/6/2009
Series II	17.12%	0.05%	13.08%	5/1/2007
Series III	17.71%	0.62%	13.77%	1/2/2008
MSCI AC World Index (gross of foreign withholding taxes on dividends)	16.80%	–0.61%	8.66%	5/1/2007

Management

Investment Advisor of the Master Fund: Capital Research and Management Company

Portfolio Managers

Nicholas J. Grace. Senior Vice President - Capital World Investors; managed fund since 2012.

F. Galen Hoskin. Senior Vice President - Capital World Investors; managed fund since 2006.

Carl M. Kawaja. Vice President; Senior Vice President - Capital World Investors; managed the fund since 1999.

Robert H. Neithart. Senior Vice President - Fixed Income, Capital Research and Management Company; managed the fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

BLUE CHIP GROWTH TRUST

Investment Objective

To provide long-term growth of capital. Current income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.78%	0.05%	0.03%	0.86%
Series II	0.78%	0.25%	0.03%	1.06%
Series NAV	0.78%	0.00%	0.03%	0.81%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$88	$274	$477	$1,061
Series II	$108	$337	$585	$1,294
Series NAV	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

In identifying blue chip companies, the subadvisor generally considers the following characteristics:

Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The subadvisor’s analysts will evaluate the depth and breadth of a company’s management experience.

Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

This investment approach reflects the subadvisor’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the subadvisor targets will have good prospects for dividend growth.

While most of the assets of the fund are invested in U.S. common stocks, the fund may also purchase or invest in other types of securities, including (i) U.S. and foreign currency-denominated foreign securities (up to 20% of its net assets) including American Depositary Receipts (ADRs), (ii) convertible stocks, warrants and bonds, and (iii) futures and options. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

The fund may invest in debt securities of any type, including municipal securities, without restrictions on quality or rating. Such securities would be issued by companies which meet the investment criteria for the fund but may include below-investment grade debt securities (“junk bonds”). The fund will not purchase a below-investment-grade debt security if, immediately after such purchase, the fund would have more than 5% of its total assets invested in such securities.

The fund’s debt securities may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in bank loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

In pursuing the fund’s investment objectives, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the subadvisor believes will provide an opportunity for substantial appreciation. These situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. The fund may invest significantly in the information technology sector.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Information technology risk The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	18.74% (Quarter ended 3/31/2012)	Worst Quarter:	–24.87% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	18.36%	2.75%	7.72%	12/11/1992
Series II	18.14%	2.55%	7.51%	1/28/2002
Series NAV	18.44%	2.80%	7.77%	2/28/2005
S&P 500 Index	16.00%	1.66%	7.10%	12/11/1992

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	Larry J. Puglia. Vice President; managed fund since 1996.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

BOND TRUST

Investment Objective

To seek income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.57%	0.05%	0.03%	0.65%
Series II	0.57%	0.25%	0.03%	0.85%
Series NAV	0.57%	0.00%	0.03%	0.60%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$66	$208	$362	$810
Series II	$87	$271	$471	$1,049
Series NAV	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund’s average maturity.

Eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,
•	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”)
•	U.S. and foreign corporate bonds, and
•	Foreign government and agency securities.

The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio which may affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	2.97% (Quarter ended 6/30/2010)	Worst Quarter:	–1.32% (Quarter ended 12/31/2010)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series I	6.34%	6.48%	10/31/2011
Series II	6.12%	6.41%	10/31/2011
Series NAV	6.31%	6.38%	7/29/2009
Barclays U.S. Aggregate Bond Index	4.22%	6.37%	7/29/2009

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Jeffrey N. Given. Vice President; managed fund since 2009. Howard C. Greene. Senior Vice President; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

BOND PS SERIES

Investment Objective

To seek income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I1	0.57%	0.05%	0.08%	0.70%
Series II	0.57%	0.25%	0.08%	0.90%
Series NAV	0.57%	0.00%	0.08%	0.65%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$72	$224	$390	$871
Series II	$92	$287	$498	$1,108
Series NAV	$66	$208	$362	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the fund’s average maturity.

Eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,
•	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),
•	U.S. and foreign corporate bonds, and
•	Foreign government and agency securities.

The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio which may affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Advance trade estimate risk. Bond PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of contract value under specific guaranteed benefits under variable annuity contracts the (Contracts). John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, “John Hancock Issuers”) have provided the Bond PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the Bond PS Series’ portfolio with the goal of trading in securities as close to the market close as possible in order to limit the Bond PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a falling market, if the analytical tool suggests that the Bond PS Series will receive inflows that day (the “Trade Date”), the subadvisor could buy securities close to the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a rising market, if the analytical tool suggests that the Bond PS Series will experience outflows on Trade Date, the subadvisor could sell securities close to the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Bond PS shares, there can be no assurance that the prices paid by the Bond PS Series will be better than if the Bond PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the Bond PS Series will buy or sell securities the following business day to adjust for this difference. For example, if cash flows into the Bond PS Series are less than estimated, the Bond PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the Bond PS Series are less than estimated, the Bond PS Series may be required to repurchase positions it had sold.

In addition, purchasing securities early could cause the Bond PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the Bond PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Bond PS Series expenses and adversely affect the performance of the Bond PS Series.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Frequent trading risk The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”), when redeeming shares of underlying funds, anticipate redeeming assets first from the Bond PS Series rather than from other underlying funds. These redemptions from the Bond PS Series may be frequent and may increase portfolio transaction costs, disrupt fund management (affecting the subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies) and dilute the interest in the fund held for long-term investment.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Inverse interest-only securities Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

Stripped mortgage securities Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks.

PS Series Asset Transfer risk The JHVIT Lifestyle PS Series which operates as funds of funds and invest in other, underlying funds, and the Bond PS Series are offered only in connection with the Contracts issued by the John Hancock Issuers. The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset reallocations may result in large-scale asset flows into and out of the Bond PS Series, which may negatively affect the fund’s performance by increasing the fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the Bond PS Series if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed income securities are declining. Outflows may also increase the fund’s expense ratio.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series II:

Best Quarter:	2.07% (Quarter ended 9/30/2012)	Worst Quarter:	–0.58% (Quarter ended 12/31/2012)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series II	5.67%	5.10%	4/28/2011
Series NAV	5.96%	5.33%	4/28/2011
Citigroup Broad Investment Grade Index	4.23%	6.45%	4/28/2011

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Jeffrey N. Given. Vice President; managed fund since 2011. Howard C. Greene. Senior Vice President; managed the fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CAPITAL APPRECIATION TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.70%	0.05%	0.04%	0.79%
Series II	0.70%	0.25%	0.04%	0.99%
Series NAV	0.70%	0.00%	0.04%	0.74%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$81	$252	$439	$978
Series II	$101	$315	$547	$1,213
Series NAV	$76	$237	$411	$918

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

The subadvisor follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The subadvisor looks for companies that experience some or all of the following: (i) above-average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow, and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the fund is not likely to receive significant dividend income on its securities. Seeking to invest in companies with above market-average growth, the fund may invest significantly in sectors associated with such growth, including information technology.

In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITs); and (v) initial public offerings (IPOs) and similar securities. (Convertible securities are securities — like bonds, corporate notes and preferred stocks — that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security.)

In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

•	The fund may make short sales of a security including short sales “against the box.”
•

The fund may invest up to 20% of the fund’s total assets in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities.)

•	The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.
•

The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities.

•

The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the subadvisor believes are of comparable quality to these obligations.

•	The fund may invest in repurchase agreements.

The subadvisor considers selling or reducing a stock position when, in the opinion of the subadvisor, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Information technology risk The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	19.52% (Quarter ended 3/31/2012)	Worst Quarter:	–20.87% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.98%	3.00%	7.88%	11/1/2000
Series II	15.84%	2.80%	7.68%	1/28/2002
Series NAV	16.03%	3.04%	7.93%	2/28/2005
Russell 1000 Growth Index	15.26%	3.12%	7.52%	11/1/2000

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Jennison Associates LLC

Michael A. Del Balso. Managing Director; managed fund since 2000.

Kathleen A. McCarragher. Director and Managing Director; managed fund since 2000.

Spiros “Sig” Segalas. Director, President and Chief Investment Officer; managed fund since 2000.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CAPITAL APPRECIATION VALUE TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.82%	0.05%	0.05%	0.04%	0.96%
Series II	0.82%	0.25%	0.05%	0.04%	1.16%
Series NAV	0.82%	0.00%	0.05%	0.04%	0.91%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$98	$306	$531	$1,178
Series II	$118	$368	$638	$1,409
Series NAV	$93	$290	$504	$1,120

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The fund may invest up to 20% of its total assets in foreign securities.

The fund’s common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when purchased by the fund are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadvisor expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the fund invests. Since the subadvisor attempts to prevent losses as well as achieve gains, the subadvisor typically uses a value approach in selecting investments. The subadvisor’s in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but are believed to have good prospects for capital appreciation. The subadvisor may establish relatively large positions in companies it finds particularly attractive.

In addition, the subadvisor searches for the best risk/reward values among all types of securities. The portion of the fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the fund’s cash reserve may reflect the subadvisor’s ability to find companies that meet valuation criteria rather than its market outlook.

Bonds, bank loans and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations in determining whether to purchase a particular security. The fund’s investments in below-investment grade debt securities and loans are limited to 15% of total assets. The fund may also purchase other securities, including bank debt, loan participations and assignments and futures and options. The fund’s investments in options, if any, will be primarily in an effort to protect against downside risk or to generate additional income.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

In pursuing the fund’s investment objective, the subadvisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	17.59% (Quarter ended 6/30/2009)	Worst Quarter:	–11.31% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series I	14.59%	5.30%	4/28/2008
Series II	14.49%	5.10%	4/28/2008
Series NAV	14.76%	5.34%	4/28/2008
S&P 500 Index	16.00%	2.74%	4/28/2008

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	David R. Giroux. Vice President; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CORE ALLOCATION PLUS TRUST

Investment Objective

To seek total return, consisting of long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.91%	0.05%	0.09%	1.05%
Series II	0.91%	0.25%	0.09%	1.25%
Series NAV	0.91%	0.00%	0.09%	1.00%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$107	$334	$579	$1,283
Series II	$127	$397	$686	$1,511
Series NAV	$102	$318	$552	$1,225

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 155% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in equity and fixed-income securities of issuers located within and outside the U.S. The fund will allocate its assets between fixed-income securities, which may include investment-grade and below - investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadvisor’s targeted asset mix, which may change over time.

Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadvisor’s long-term, strategic asset allocation analysis. The subadvisor anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity or equity-related securities or instruments, the subadvisor relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business envi ronment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed-income or fixed-income-related securities or instruments, the subadvisor relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadvisor.

The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments, including, but not limited to, common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds (ETFs)), real estate investment structures (including real estate investment trusts (REITs)), convertible securities, preferred stock, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. These equity and equity-related instruments may include equity securities of, or derivatives linked to emerging-market issuers or indexes.

The fund may also invest in fixed-income securities, fixed-income-related instruments and cash and cash-equivalents, including, but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed-income securities, as well as derivatives such as interest-rate futures and interest-rate swaps, currency forwards and fixed-income securities and instruments. These debt obligations may include non-investment-grade (instruments which are rated “Ba” or below by Moody’s or “BB” or below by S&P (or, if unrated, are deemed of comparable quality as determined by the subadvisor) and emerging-market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity (with the prior approval of the advisor’s Complex Securities Committee) or index, or to other securities, groups of securities or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The fund may invest in over-the-counter and exchange-traded derivatives, including, but not limited to, futures, forward contracts, interest rate and credit default swaps, options, options on futures, swaptions, structured notes and market access products such as warrants and zero strike options. For purposes of the fund’s investment policies, derivative instruments will be classified as equity-or fixed-income-related instruments based upon the characteristics of the derivative instrument and the underlying asset to which the derivative is linked.

The fund may invest in initial public offerings (IPOs). The fund’s investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 70% of the MSCI World Index and 30% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	14.50% (Quarter ended 6/30/2009)	Worst Quarter:	–15.88% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	13.58%	1.01%	1.01%	1/2/2008
Series II	13.35%	0.82%	0.82%	1/2/2008
Series NAV	13.54%	1.05%	1.05%	1/2/2008
MSCI World Index (gross of foreign withholding taxes on dividends)	16.54%	–0.60%	–0.60%	1/2/2008
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.95%	1/2/2008
Combined Index	12.92%	1.79%	1.79%	1/2/2008

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP

Rick A. Wurster, CFA. Vice President and Asset Allocation Portfolio Manager; managed the fund since 2007.

Evan S. Grace, CFA. Director and Asset Allocation Portfolio Manager and Strategist; involved with the management of the fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CORE BOND TRUST

Investment Objective

To seek total return consisting of income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.59%	0.05%	0.03%	0.01%	0.68%
Series II	0.59%	0.25%	0.03%	0.01%	0.88%
Series NAV	0.59%	0.00%	0.03%	0.01%	0.63%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$69	$218	$379	$847
Series II	$90	$281	$488	$1,084
Series NAV	$64	$202	$351	$786

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 367% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

The fund invests in debt securities that the subadvisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the subadvisor believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.

Under normal market conditions, the subadvisor expects to maintain an effective duration within 10% (in either direction) of the duration of the Barclays U.S. Aggregate Bond Index (the duration of this index as of December 31, 2012 was 5.06 years).

The fund may invest:

•	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;
•	Up to 20% of total assets in dollar-denominated obligations of foreign issuers; and
•	Up to 10% of total assets in stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	4.52% (Quarter ended 9/30/2009)	Worst Quarter:	–1.24% (Quarter ended 12/31/2010)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	6.47%	7.01%	6.00%	4/29/2005
Series II	6.27%	6.79%	5.77%	4/29/2005
Series NAV	6.54%	7.06%	6.03%	4/29/2005
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.54%	4/29/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wells Capital Management, Incorporated	Thomas O’Connor, CFA. Senior Portfolio Manager; managed fund since 2007. Troy Ludgood. Senior Portfolio Manager; managed fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CORE FUNDAMENTAL HOLDINGS TRUST

Investment Objective

To seek long term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.05%	0.35%	0.04%	0.42%	0.86%
Series II	0.05%	0.55%	0.04%	0.42%	1.06%
Series III	0.05%	0.15%	0.04%	0.42%	0.66%
Series NAV[2]	0.05%	0.00%	0.04%	0.42%	0.51%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$88	$274	$477	$1,061
Series II	$108	$337	$585	$1,294
Series III	$67	$211	$368	$822
Series NAV	$52	$164	$285	$640

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The fund invests in other funds and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below.

The fund may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below.

The fund may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT funds, the fund only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid-and large capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds, government issued, domestic and international securities.

The fund may invest in exchange traded funds (ETFs) and in the securities of other investment companies and make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds” below. The fund may also engage in short selling.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to Underlying Funds and the investments and investment decisions made by the Underlying Funds’ subadvisors.

The fund anticipates that the fund’s allocation through the Underlying Funds to equity, fixed-income, and foreign securities will generally be within the following ranges, however, the fund reserves the right to invest outside these ranges at any time:

equity securities: 50% to 75%

fixed-income securities: 25% to 50%

foreign securities: 0% to 40%

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	8.35% (Quarter ended 9/30/2010)	Worst Quarter:	–8.22% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One	Since	Date of
	Year	Inception	Inception
Series I	11.03%	10.91%	4/30/2010
Series II	10.81%	10.73%	5/1/2009
Series III	11.18%	11.17%	5/1/2009
S&P 500 Index	16.00%	16.79%	5/1/2009
Barclays U.S. Aggregate Bond Index	4.22%	6.52%	5/1/2009
Combined Index	11.31%	12.90%	5/1/2009

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CORE GLOBAL DIVERSIFICATION TRUST

Investment Objective

To seek long term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.05%	0.35%	0.04%	0.47%	0.91%
Series II	0.05%	0.55%	0.04%	0.47%	1.11%
Series III	0.05%	0.15%	0.04%	0.47%	0.71%
Series NAV[2]	0.05%	0.00%	0.04%	0.47%	0.56%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$93	$290	$504	$1,120
Series II	$113	$353	$612	$1,352
Series III	$73	$227	$395	$883
Series NAV	$57	$179	$313	$701

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The fund invests in other funds and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. Under normal market conditions, the fund will invest a significant portion of its assets, directly or indirectly through Underlying Funds, in securities that are located outside the U.S.

The fund may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance

Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments.

The fund may purchase shares of any Underlying Fund except other JHVIT funds of funds and the following JHVIT feeder funds: the American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust. When purchasing shares of other JHVIT funds, the fund only purchases NAV Class shares (which are not subject to Rule 12b-1 fees).

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid-and large capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities (“commonly known as “junk bonds”) with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds, government issued, domestic and international securities.

The fund may invest in exchange traded funds (ETFs) and in the securities of other investment companies and make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds” below. The fund may also engage in short selling.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to Underlying Funds and the investments and investment decisions made by the Underlying Funds’ subadvisors.

The fund anticipates that the fund’s allocation through the Underlying Funds to equity, fixed-income, and foreign securities will generally be within the following ranges, however, the fund reserves the right to invest outside these ranges at any time:

equity securities: 50% to 75%

fixed-income securities: 25% to 50%

foreign securities: 40% or more

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-

rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 65% of the MSCI World Index and 35% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	10.66% (Quarter ended 9/30/2010)	Worst Quarter:	–11.28% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One	Since	Date of
	Year	Inception	Inception
Series I	13.12%	10.82%	4/30/2010
Series II	12.90%	10.66%	5/1/2009
Series III	13.35%	11.09%	5/1/2009
MSCI World Index (gross of foreign withholding taxes on dividends)	16.54%	14.73%	5/1/2009
Barclays U.S. Aggregate Bond Index	4.22%	6.52%	5/1/2009
Combined Index	12.31%	12.17%	5/1/2009

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CORE STRATEGY TRUST

Investment Objective

Seeks long term growth of capital. Current income is also a consideration.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.05%	0.05%	0.03%	0.50%	0.63%
Series II	0.05%	0.25%	0.03%	0.50%	0.83%
Series NAV	0.05%	0.00%	0.03%	0.50%	0.58%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$64	$202	$351	$786
Series II	$85	$265	$460	$1,025
Series NAV	$59	$186	$324	$726

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in other funds of JHVIT and other investment companies (including exchange traded funds) (“Underlying Funds”) as well as other types of investments, see “Other Permitted Investments by the Funds of Funds.” The fund invests approximately 70% of its total assets in equity securities and Underlying Funds which invest primarily in equity securities (“Equity Investments”) and approximately 30% of its total assets in fixed income securities and Underlying Funds which invest primarily in fixed income securities (“Fixed Income Investments”).

The fund may also invest in various Underlying Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

Variations in the target percentage allocations between Equity Investments and Fixed Income Investments are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 70% of assets in Equity Investments and 30% of assets in Fixed Income Investments, the fund may have an equity/fixed income allocation of 80%/20% or 60%/40%. Variations beyond the permissible deviation range of 10% are not permitted except that, in light of market or economic conditions, the subadvisor may determine that the normal percentage limitations should be exceeded to protect the fund or to achieve the fund’s objective.

The fund is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the fund will be directed to the Underlying Fund that most deviates from target. Quarterly, the subadvisor may also rebalance the fund’s Underlying Funds to maintain target allocations. The subadvisor may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the fund. Such adjustments may be made to increase or decrease the fund’s holdings of particular asset classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the fund’s assets subject to the management of a particular Underlying Fund subadvisor. In addition, changes may be made to reflect fundamental changes in the investment environment.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other type of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to Underlying Funds and the investment decisions made by the Underlying Funds’ subadvisors. The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

When purchasing shares of other JHVIT funds, the fund only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	13.17% (Quarter ended 6/30/2009)	Worst Quarter:	–14.86% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	12.53%	2.58%	4.17%	4/28/2008
Series II	12.27%	2.41%	4.05%	2/10/2006
Series NAV	12.58%	2.62%	4.20%	4/28/2008
S&P 500 Index	16.00%	1.66%	3.93%	2/10/2006
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.99%	2/10/2006
Combined Index	12.49%	3.33%	4.86%	2/10/2006

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US)LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

CURRENCY STRATEGIES TRUST

Investment Objective

The fund seeks to achieve total return from investments in currency markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.93%	0.05%	0.06%	1.04%
Series II	0.93%	0.25%	0.06%	1.24%
Series NAV	0.93%	0.00%	0.06%	0.99%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$106	$331	N/A	N/A
Series II	$126	$393	N/A	N/A
Series NAV	$101	$315	N/A	N/A

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, at least 80% of the value of the fund’s net assets, including borrowings for investment purposes, if any, will be exposed to currency through currency forwards and other currency transactions, such as spot currency transactions and currency options. The fund’s assets that are not used to purchase currency forwards and other currency instruments will be invested in investment grade debt securities. The fund seeks to achieve positive absolute returns through the income produced by the debt securities and any net gains resulting from fluctuations in the values of currencies relative to the U.S. dollar. (Net losses on currency transactions will reduce positive absolute returns.)

Investment grade debt securities are securities that are rated in one of the four highest rating categories as determined by a nationally recognized statistical rating organization, such as Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service (“Moody’s”) or are unrated securities determined by the subadvisor to be of comparable quality to investment grade securities. Investment grade securities are rated (from highest to lowest quality) as AAA, AA, A or BBB by S&P and Fitch, or as Aaa, Aa, A or Baa by Moody’s. Investment grade debt securities include U.S. government securities, including U.S. Treasuries and cash equivalents.

In pursuing its investment goal, the fund may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. The fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The fund may be exposed to currencies of both developed and emerging market countries that, in the subadvisor’s opinion, have liquid currency markets. The fund employs an active currency strategy that seeks to deliver returns (or alpha) that is not correlated to the movements of the securities markets. The subadvisor’s investment process is systematic and based on fundamental analysis. The subadvisor seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging and other strategic transactions described under “Additional Information about the Funds’ Principal Risks – Hedging, derivatives and other strategic transactions risk.” The risks of currency derivative transactions is further described under “Additional Information about the Fund’s Principal Risks – Currency Risk.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
First Quadrant, L.P.	Dori Levanoni. Partner; managed the fund since inception. Jeppe Ladekarl. Director; managed the fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

DISCIPLINED DIVERSIFICATION TRUST

Investment Objective

To seek total return consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.74%	0.05%	0.15%	0.94%
Series II	0.74%	0.25%	0.15%	1.14%
Series NAV	0.74%	0.00%	0.15%	0.89%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$96	$300	$520	$1,155
Series II	$116	$362	$628	$1,386
Series NAV	$91	$284	$493	$1,096

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

	Target Allocation	Range of Allocation
Equity Securities	70%	65%-75%
Fixed-Income Securities	30%	25%-35%

The fund may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

Equity securities will include securities of small, medium, and large size companies. The fund will target weights efficiently to achieve a higher exposure to small and value companies relative to the market. Increased exposure to small and value companies may be achieved by decreasing the allocation of the fund’s assets to large growth companies relative to their weight in the universe in which the fund normally invests.

For its fixed-income investments, the fund is eligible to invest in a variety of fixed-income securities which may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies. They include, but are not limited to:

•	Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
•	U.S. government agency obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
•

Nonconvertible corporate debt securities (e.g., bonds and debentures), which are issued by companies whose commercial paper is rated Prime1 by Moody’s, A1 or better by S&P, or F1 or better by Fitch, and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least AA by S&P, Aa2 by Moody’s, or AA by Fitch. If there is neither a commercial paper rating nor a rating of the debt security, then the subadvisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA by S&P or Fitch or Aa2 by Moody’s.

•

Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

•

Commercial paper rated, at the time of purchase, A1 or better by S&P, Prime1 by Moody’s, or F1 or better by Fitch, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s, or AAA by S&P or Fitch.

•

Repurchase Agreements: instruments through which the fund purchase securities (“underlying securities”) from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate.

•	Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.
•	Debt securities of supranational organizations such as the European Investment Bank, Inter-American Development Bank and the World Bank.
•	Debt securities of foreign issuers rated AA or better by S&P, Aa2 or better by Moody’s, or AA or better by Fitch.
•	Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the U.S.

The fund may invest in registered or unregistered money market funds affiliated or unaffiliated with the fund’s subadvisor. Investments in money market funds may involve a duplication of certain fees and expenses.

The fund is not required to invest in all eligible categories of securities described above and may invest in any combination of such categories of securities. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The fund may use derivatives such as futures contracts and options on futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. securities or indices. The fund may also enter into forward currency contracts to hedge foreign currency exposure as well as to facilitate the settlement of equity or fixed-income purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency to another currency.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index is comprised of 70% MSCI World Index and 30% Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	16.97% (Quarter ended 6/30/2009)	Worst Quarter:	–11.95% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One	Since	Date of
	Year	Inception	Inception
Series I	12.74%	3.00%	4/28/2008
Series II	12.59%	2.82%	4/28/2008
Series NAV	12.79%	3.06%	4/28/2008
MSCI World Index (gross of foreign withholding taxes on dividends)	16.54%	0.18%	4/28/2008
Barclays U.S. Aggregate Bond Index	4.22%	6.10%	4/28/2008
Combined Index	12.92%	2.40%	4/28/2008

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Dimensional Fund Advisors LP

Joseph H. Chi, CFA. Senior Portfolio Manager and Vice President; managed fund since 2010.
Jed S. Fogdall. Senior Portfolio Manager and Vice President; managed fund since 2010.
Henry F. Gray. Head of Global Equity Trading and Vice President; managed fund since 2012.
David A. Plecha, CFA. Senior Porfolio Manager and Vice President; managed fund since 2012.
Joseph F. Kolerich, Senior Portfolio Manager and Vice President, managed fund since 2013.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

EMERGING MARKETS VALUE TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.95%	0.05%	0.13%	1.13%
Series II1	0.95%	0.25%	0.13%	1.33%
Series NAV	0.95%	0.00%	0.13%	1.08%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$115	$359	$622	$1,375
Series II	$135	$421	$729	$1,601
Series NAV	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadvisor.

The fund seeks long-term capital growth through investment primarily in emerging market equity securities. The fund seeks to achieve its investment objective by investing in companies associated with emerging markets, which may include frontier markets (emerging market countries at an earlier stage of development), authorized for investment by the subadvisor (“Approved Markets”) from time to time. The fund invests its assets primarily in Approved Markets equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (Approved Market Securities are defined below.) These exchanges may be either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or other similar securities, including dual listed securities.

The fund seeks to purchase emerging market equity securities that are deemed by the subadvisor to be value stocks at the time of purchase. The subadvisor believes securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadvisor may consider additional factors, such as price-to-cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria the subadvisor uses for assessing value are subject to change from time to time.

The fund will also seek to purchase emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadvisor to be value stocks at the time of purchase, as described in the paragraph above. The fund may not invest in certain eligible companies or Approved Markets described above because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the fund’s policy to invest no more than 25% of its total assets in any one industry at the time of purchase. The fund may have significant investments in the financial services sector.

The fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets it may be necessary or advisable for the fund to establish a wholly owned subsidiary or trust for the purpose of investing in the local markets.

In determining what countries are eligible markets for the fund, the subadvisor may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, MSCI and Citigroup. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadvisor takes into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the fund and other affiliated funds.

The fund may use derivatives such as futures contracts and options on futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may enter into futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency to another currency.

The fund’s policy of seeking broad market diversification means the subadvisor will not utilize “fundamental” securities research techniques in identifying securities selections. Changes in the composition and relative ranking (in terms of book-to-market ratio) of the stocks which are eligible for purchase by the fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadvisor will identify value stocks that are eligible for investment and re-evaluate eligible value stocks no less than semiannually.

In addition, the subadvisor may adjust the representation in the fund of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies. In assessing expected profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The fund does not seek current income as an investment objective, and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be held by the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

Approved Markets

As of the date of this prospectus, the fund is authorized to invest in the countries listed below. The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the fund and characteristics of each country’s markets. The subadvisor also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past. Emerging markets approved for investment may include countries in an earlier stage of development that are sometimes referred to as frontier markets.

•	Brazil
•	Chile
•	China
•	Colombia
•	Czech Republic
•	Hungary
•	India
•	Indonesia
•	Malaysia
•	Mexico
•	Philippines
•	Poland

•	Russia
•	South Africa
•	South Korea
•	Taiwan
•	Thailand
•	Turkey

Approved Market Securities

“Approved Market Securities” are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the fund’s benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadvisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadvisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market Securities.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	49.54% (Quarter ended 6/30/2009)	Worst Quarter:	–27.57% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	18.53%	0.46%	3.77%	5/1/2007
Series NAV	18.49%	0.60%	3.81%	5/1/2007
MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends)	18.63%	–0.61%	4.24%	5/1/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Dimensional Fund Advisors LP

Karen E. Umland, CFA. Senior Portfolio Manager and Vice President; managed fund since 2007.
Joseph H. Chi, CFA. Senior Portfolio Manager and Vice President; managed fund since 2010.
Jed S. Fogdall. Senior Portfolio Manager and Vice President; managed fund since 2010.
Henry F. Gray. Head of Global Equity Trading and Vice President; managed fund since 2012.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

EQUITY-INCOME TRUST

Investment Objective

To provide substantial dividend income and also long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.78%	0.05%	0.03%	0.01%	0.87%
Series II	0.78%	0.25%	0.03%	0.01%	1.07%
Series NAV	0.78%	0.00%	0.03%	0.01%	0.82%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$89	$278	$482	$1,073
Series II	$109	$340	$590	$1,306
Series NAV	$84	$262	$455	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends. The fund typically employs a “value” approach and invests in stocks and other securities that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

Under normal market conditions, substantial dividend income means that the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark. The subadvisor believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the S&P 500 Index. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may help offset losses in falling markets.

The fund will generally consider companies in the aggregate with one or more of the following characteristics:

•	established operating histories;
•	above-average dividend yield relative to the S&P 500 Index;
•	low price/earnings ratios relative to the S&P 500 Index;
•	sound balance sheets and other positive financial characteristics; and
•	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

•	U.S. dollar- and foreign currency-denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);
•	preferred stocks;
•	convertible stocks, bonds, and warrants;
•	futures and options; and
•	bank debt, loan participations and assignments.

The fund may invest in fixed-income securities without restrictions on quality or rating, including up to 10% in non-investment grade fixed-income securities (“junk bonds”). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in bank loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not effect the fund as much as they would a fund that invests more of its assets in fixed-income securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

In pursuing the fund’s investment objective, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the subadvisor believes will provide an opportunity for substantial appreciation. These special situations might arise when the subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	19.64% (Quarter ended 6/30/2009)	Worst Quarter:	–22.37% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	17.44%	1.54%	7.12%	2/19/1993
Series II	17.18%	1.33%	6.91%	1/28/2002
Series NAV	17.47%	1.59%	7.16%	2/28/2005
Russell 1000 Value Index	17.51%	0.59%	7.38%	2/19/1993

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	Brian C. Rogers. Vice President; managed fund since 1996.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FINANCIAL SERVICES TRUST

Investment Objective

To seek growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee[1]	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.78%	0.05%	0.08%	0.91%
Series II	0.78%	0.25%	0.08%	1.11%
Series NAV	0.78%	0.00%	0.08%	0.86%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$93	$290	$504	$1,120
Series II	$113	$353	$612	$1,352
Series NAV	$88	$274	$477	$1,061

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the fund invests primarily in common stocks of financial services companies.

A company is “principally engaged” in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The fund may also invest in other equity securities and in foreign and fixed-income securities.

The subadvisor uses the Davis Investment Discipline in managing the fund’s portfolio. The subadvisor conducts extensive research to try to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadvisor emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadvisor routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadvisor has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadvisor seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

•	Proven track record
•	Significant alignment of interest in business
•	Strong balance sheet
•	Low cost structure
•	High returns on capital
•	Non-obsolescent products/services
•	Dominant or growing market share
•	Global presence and brand names
•	Intelligent application of capital

The subadvisor’s goal is to invest in companies for the long term. The subadvisor considers selling a company if it believes the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The fund may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

The fund concentrates (that is, invests at least 25% or more) its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a fund which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector.

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	27.71% (Quarter ended 6/30/2009)	Worst Quarter:	–27.18% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	18.05%	–1.26%	5.71%	4/30/2001
Series II	17.82%	–1.47%	5.50%	1/28/2002
Series NAV	18.03%	–1.22%	5.75%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	4/30/2001
Lipper Financial Services Index	24.80%	–5.63%	1.77%	4/30/2001

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Davis Selected Advisers, L.P.	Kenneth Charles Feinberg. Lead Portfolio Manager; managed fund since 2001.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.03%	0.91%	1.03%
Series II	0.04%	0.25%	0.03%	0.91%	1.23%
Series NAV	0.04%	0.00%	0.03%	0.91%	0.98%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$105	$328	$569	$1,259
Series II	$125	$390	$676	$1,489
Series NAV	$100	$312	$542	$1,201

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The fund invests in other funds and in other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below.

The fund currently invests primarily in three JHVIT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds including exchange traded funds and in other types of investments.

The fund may purchase any funds except other JHVIT funds of funds and the JHVIT American Feeder Funds. When purchasing shares of other JHVIT funds, the fund only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

The fund may invest in other types of investments, such as equity and fixed-income securities, including U.S. government securities, closed-end funds and partnerships, described under “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the fund will be directed to its Underlying Funds that most deviate from its target allocation. Quarterly, the subadvisor may also rebalance the fund’s Underlying Funds to maintain target allocations.

The fund may at any time invest any percentage of its assets in any of the different investments described above. The subadvisor may from time to time adjust the percentage of assets invested in any specific investment held by the fund. Such adjustments may be made, for example, to increase or decrease the fund’s holdings of particular asset classes, to adjust portfolio quality or the duration of fixed-income securities or to increase or reduce the percent of the fund’s assets subject to the management of a particular Underlying Fund subadvisor. In addition, changes may be made to reflect fundamental changes in the investment environment.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to its investments, and the investment decisions made by the advisor or subadvisor to an investment company or similar entity in which the fund invests.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 70% of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	17.54% (Quarter ended 6/30/2009)	Worst Quarter:	–18.01% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	16.26%	1.46%	0.73%	1/28/2008
Series II	16.03%	1.26%	0.55%	5/1/2007
Series NAV	16.33%	1.49%	0.76%	4/28/2008
S&P 500 Index	16.00%	1.66%	1.53%	5/1/2007
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	6.10%	5/1/2007
Combined Index	12.49%	3.33%	3.25%	5/1/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FUNDAMENTAL ALL CAP CORE TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.67%	0.05%	0.04%	0.76%
Series II	0.67%	0.25%	0.04%	0.96%
Series NAV	0.67%	0.00%	0.04%	0.71%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$78	$243	$422	$942
Series II	$98	$306	$531	$1,178
Series NAV	$73	$227	$395	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

In managing the fund, the subadvisor looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadvisor seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Both growth and value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.

The subadvisor employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’ embedded expectations. The subadvisor seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long term fundamental analysis.

The subadvisor constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.

The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	18.02% (Quarter ended 9/30/2009)	Worst Quarter:	–24.37% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	23.52%	1.06%	7.20%	5/5/2003
Series II	23.31%	0.86%	6.99%	5/5/2003
Series NAV	23.66%	1.11%	7.28%	4/29/2005
Russell 3000 Index	16.42%	2.04%	7.29%	5/5/2003

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Walter McCormick, CFA. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.

Emory (Sandy) Sanders, CFA. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FUNDAMENTAL HOLDINGS TRUST

Investment Objective

To seek long term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.60%	0.03%	0.44%	1.11%
Series II	0.04%	0.75%	0.03%	0.44%	1.26%
Series III	0.04%	0.25%	0.03%	0.44%	0.76%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$113	$353	$612	$1,352
Series II	$128	$400	$692	$1,523
Series III	$78	$243	$422	$942

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The fund invests in other funds and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. Underlying Funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the fund is authorized to invest without limitation in other Underlying Funds and in other types of investments.

When purchasing shares of the American Funds Insurance Series, the fund purchases only Class 1 shares (which are not subject to Rule 12b-1 fees). When purchasing shares of other JHVIT Funds, the fund purchases only NAV shares (which are not subject to Rule 12b-1 fees).

The fund may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust.

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid-and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government issued, domestic and foreign securities.

The fund may invest in exchange traded funds (“ETFs”). The fund also may make direct investments in other types of investments such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund also may engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information about the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 65% of the S&P 500 Index and 35% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	13.51% (Quarter ended 6/30/2009)	Worst Quarter:	–16.17% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	12.64%	1.52%	0.86%	10/31/2007
Series II	12.47%	1.38%	0.72%	10/31/2007
Series III	12.92%	1.86%	1.20%	10/31/2007
S&P 500 Index	16.00%	1.66%	0.87%	10/31/2007
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	6.09%	10/31/2007
Combined Index	11.90%	3.57%	3.09%	10/31/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FUNDAMENTAL LARGE CAP VALUE TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.66%	0.05%	0.05%	0.76%
Series II	0.66%	0.25%	0.05%	0.96%
Series NAV	0.66%	0.00%	0.05%	0.71%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$78	$243	$422	$942
Series II	$98	$306	$531	$1,178
Series NAV	$73	$227	$395	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of February 28, 2013, the lowest market capitalization in this group was $315 million. Equity securities include common, convertible, and preferred securities and their equivalents.

In managing the fund, the subadvisor looks for companies that are highly differentiated with key growth drivers, sustainable cash flow production, and high returns on capital. The subadvisor seeks to identify companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders. Value opportunities are evaluated with an approach that uses the present value of estimated future cash flows as the core methodology for measuring intrinsic value.

The subadvisor employs a disciplined fundamental research process which produces bottom-up company assessments using key assumptions that drive sales, margins, and asset intensity. Scenario analysis is designed to provide a meaningful range of outcomes and the ability to assess investors’ embedded expectations. The subadvisor seeks to purchase companies that meet the criteria above when the shares are selling at a significant discount to intrinsic value. Sell decisions are similarly driven by long term fundamental analysis.

The subadvisor constantly reviews portfolio investments and may sell a holding when it has achieved its valuation target, if it believes there is structural or permanent deterioration in the underlying fundamentals of the business, or if it identifies what it believes is a more attractive investment opportunity.

The fund may invest up to 20% of its net assets in equity securities of foreign issuers, including American Depositary Receipts (ADRs) and similar investments. For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in exchange-traded funds (ETFs) and derivative instruments that include options, futures contracts, and swaps. The fund may also invest in U.S. government securities and other short-term securities such as money market instruments and repurchase agreements.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to theinception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	18.95% (Quarter ended 6/30/2009)	Worst Quarter:	–24.04% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	24.42%	1.02%	5.18%	5/3/2004
Series II	24.23%	0.84%	4.98%	5/3/2004
Series NAV	24.48%	1.08%	5.24%	2/28/2005
Russell 1000 Value Index	17.51%	0.59%	5.26%	5/3/2004

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Walter McCormick, CFA. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.

Emory (Sandy) Sanders, CFA. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

FUNDAMENTAL VALUE TRUST

Investment Objective

To seek growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.75%	0.05%	0.05%	0.85%
Series II	0.75%	0.25%	0.05%	1.05%
Series NAV	0.75%	0.00%	0.05%	0.80%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$87	$271	$471	$1,049
Series II	$107	$334	$579	$1,283
Series NAV	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in companies with smaller capitalizations.

The subadvisor uses the Davis Investment Discipline in managing the fund’s portfolio. The Davis Investment Discipline involves conducting extensive research to try to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadvisor emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadvisor routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadvisor has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadvisor seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

•	Proven track record

•	Significant alignment of interest in business
•	Strong balance sheet
•	Low cost structure
•	High returns on capital
•	Non-obsolescent products/services
•	Dominant or growing market share
•	Global presence and brand names
•	Intelligent application of capital

The subadvisor’s goal is to invest in companies for the long term. The subadvisor considers selling a security if it believes the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

The fund may invest up to 20% of total assets in foreign securities and up to 20% of total assets in fixed-income securities.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	20.60% (Quarter ended 6/30/2009)	Worst Quarter:	–24.81% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	13.45%	–0.26%	6.39%	4/30/2001
Series II	13.18%	–0.46%	6.17%	1/28/2002
Series NAV	13.48%	–0.20%	6.44%	2/28/2005
S&P 500 Index	16.00%	1.66%	7.10%	4/30/2001

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Davis Selected Advisers, L.P.	Christopher C. Davis. Chairman; managed fund since 2001. Kenneth Charles Feinberg. Co-Portfolio Manager; managed fund since 2001.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

GLOBAL BOND TRUST

Investment Objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by an exempt separate account of certain John Hancock insurance companies that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses[1]	Total fund operating expenses
Series I	0.70%	0.05%	0.11%	0.86%
Series II	0.70%	0.25%	0.11%	1.06%
Series NAV	0.70%	0.00%	0.11%	0.81%

1“Other Expenses” reflect interest expense resulting from the Fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Fund expense for the accounting purposes. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.09%.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$88	$274	$477	$1,061
Series II	$108	$337	$585	$1,294
Series NAV	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

In selecting securities for the fund, the subadvisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the fund’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed-income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and foreign issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued by both governments and corporations;
•	bank capital and trust preferred securities;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	repurchase agreements and reverse repurchase agreements;
•	obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Depending on the subadvisor’s current opinion as to the proper allocation of assets among domestic and foreign issuers, investments instruments that are economically tied to foreign (non-U.S.) countries will normally be at 25% of the fund’s net assets. The fund may invest, without limitation, in securities and instruments that are economically tied to emerging countries. The fund may invest up to 10% of its total assets in fixed-income securities that are rated below investment grade but rated B or higher by Moody’s, equivalently rated by S&P or Fitch, or, if unrated, determined by the subadvisor to be of comparable quality (except that within such limitations, the fund may invest in mortgage-related securities rated below B). The fund may invest in baskets of foreign currencies (such as the euro) and directly in currencies. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the benchmark index, as calculated by PIMCO.

The fund may invest up to 10% of its total assets in preferred stocks. The fund may have significant investments in fixed-income instruments issued by companies in the financial services sector.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

The fund may make short sales of a security including short sales “against the box.”

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The fund may:

•	purchase and sell options on domestic and foreign securities, securities indexes and currencies,
•	purchase and sell futures and options on futures,
•	purchase and sell currency or securities on a forward basis, and
•	enter into interest rate, index, equity, total return, currency, and credit default swap agreements.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Inverse floating rate securities Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating rate securities.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	11.03% (Quarter ended 9/30/2009)	Worst Quarter:	–9.49% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	7.03%	7.26%	6.89%	3/19/1988
Series II	6.81%	7.04%	6.70%	1/28/2002
Series NAV	7.15%	7.32%	6.94%	2/28/2005
JP Morgan Global (Unhedged) Government Bond Index	1.30%	5.70%	6.20%	3/19/1988

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Pacific Investment Management Company LLC	Scott Mather. Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

GLOBAL DIVERSIFICATION TRUST

Investment Objective

To seek long term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.60%	0.03%	0.60%	1.27%
Series II	0.04%	0.75%	0.03%	0.60%	1.42%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$129	$403	$697	$1,534
Series II	$145	$449	$776	$1,702

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The fund invests in other funds and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. Underlying Funds may include other JHVIT funds and funds of American Fund Insurance Series. However, the fund is authorized to invest without limitation in other Underlying Funds and in other types of investments. The fund intends to invest, under normal circumstances, a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.

When purchasing shares of the American Funds Insurance Series, the fund purchases only Class 1 shares (which are not subject to Rule 12b-1 fees). When purchasing shares of other JHVIT Funds, the fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

The fund may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust.

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid-and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and foreign securities.

The fund may invest in exchange traded funds (“ETFs”). The fund also may make direct investments in other types of investments such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund also may engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the Underlying Funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 65% of the MSCI World Index and 35% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	18.04% (Quarter ended 6/30/2009)	Worst Quarter:	–17.95% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	15.84%	1.65%	0.96%	10/31/2007
Series II	15.55%	1.49%	0.81%	10/31/2007
MSCI World Index (gross of foreign withholding taxes on dividends)	16.54%	–0.60%	–1.40%	10/31/2007
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	6.09%	10/31/2007
Combined Index	12.31%	2.16%	1.66%	10/31/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Vice President and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

GLOBAL TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series I	0.81%	0.05%	0.10%	0.96%	–0.01%	0.95%
Series II	0.81%	0.25%	0.10%	1.16%	–0.01%	1.15%
Series NAV	0.81%	0.00%	0.10%	0.91%	–0.01%	0.90%

1The Advisor has contractually agreed to waive its advisory fees so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$97	$304	$529	$1,176
Series II	$117	$366	$636	$1,407
Series NAV	$92	$288	$502	$1,118

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Depending upon current market conditions, the fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund also invests in depositary receipts. Equity securities may include common stocks, preferred stocks and convertible securities. The fund may lend certain of its portfolio securities to qualified banks and broker dealers.

When choosing equity investments for the fund, the subadvisor applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadvisor’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadvisor also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The fund may use various derivative strategies to help to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the fund’s total assets may be invested in, or exposed to, options and swaps agreements (as measured at the time of investment).

The fund may invest in equity-linked notes, the value of which is tied to a single stock or a basket of stocks.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	19.16% (Quarter ended 9/30/2009)	Worst Quarter:	–20.19% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	21.74%	–0.40%	6.82%	3/18/1988
Series II	21.51%	–0.61%	6.61%	1/28/2002
Series NAV	21.82%	–0.35%	6.86%	4/29/2005
MSCI World Index (gross of foreign withholding taxes on dividends)	16.54%	–0.60%	8.08%	3/18/1988

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Templeton Global Advisors Limited

Norman J. Boersma, CFA. Lead Portfolio Manager; President; managed fund since 2011.
Tucker Scott, CFA. Executive Vice President; managed fund since 2007.
Lisa Myers, CFA. Executive Vice President; managed fund since 2003.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

GROWTH EQUITY TRUST

Investment Objective

To seek to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee[1]	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I2	0.73%	0.05%	0.04%	0.82%
Series II2	0.73%	0.25%	0.04%	1.02%
Series NAV	0.73%	0.00%	0.04%	0.77%

1The management fee has been restated to reflect contractual changes to the Advisory Agreement.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$84	$262	$455	$1,014
Series II	$104	$325	$563	$1,248
Series NAV	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization growth companies traded in the U.S. These include some of the fastest-growing companies in the U.S. The term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

The subadvisor’s stock selection focuses on companies that are likely to demonstrate superior earnings, revenue or cash flow growth relative to their Industry peers. The fund will normally invest in approximately 40 to 80 companies.

The subadvisor considers large-capitalization companies to be those with market capitalizations of at least $3 billion at the time of investment. The fund may invest in common stock of companies of all sizes, including small-capitalization companies. Investments in companies with market capitalization below $3 billion will normally comprise less than 20% of the fund.

The subadvisor compares the fund’s economic sector weightings to a Large Cap Growth Equity index, such as the Russell 1000 Growth Index. To help control risk, extreme overweighting and underweighting of the fund as compared to the major sectors of such a benchmark are avoided. The subadvisor favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. Companies with sustainable competitive advantages, potential price or business catalysts, including earnings surprise or market expansion, and disciplined management with shareholder focus are emphasized. The subadvisor also seeks to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. For emerging companies lacking demonstrated financial results, the strength of the company’s business model, management team and competitive position are given greater analytical emphasis.

The fund may invest up to 25% of its total assets in foreign securities. These include U.S. dollar-denominated securities of foreign issuers and securities of foreign issuers that are traded in the U.S. Currently, the subadvisor intends to invest only in U.S. dollar-denominated securities of foreign issuers or ADRs.

The subadvisor considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Under normal market conditions, the fund will stay fully invested in cash and stocks. The fund may, however, temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the fund’s not achieving its investment objective.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	16.85% (Quarter ended 3/31/2012)	Worst Quarter:	–14.80% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series NAV	15.97%	0.68%	4/28/2008
Russell 1000 Growth Index	15.26%	4.39%	4/28/2008

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Rainier Investment Management	Mark Dawson. Senior Portfolio Manager; managed fund since 2008. Michael Emery. Senior Portfolio Manager; managed fund since 2008. James Margard. Chief Investment Officer; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

HEALTH SCIENCES TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	1.04%	0.05%	0.08%	0.01%	1.18%
Series II	1.04%	0.25%	0.08%	0.01%	1.38%
Series NAV	1.04%	0.00%	0.08%	0.01%	1.13%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$120	$375	$649	$1,432
Series II	$140	$437	$755	$1,657
Series NAV	$115	$359	$622	$1,375

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

While the fund may invest in companies of any size, the majority of its assets are expected to be invested in large- and mid-capitalization companies.

The subadvisor’s portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, medical products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities, futures, and options in keeping with its investment objective. In addition, the fund writes call and put options primarily as a means of generating additional income. The fund may also use options to seek protection against a decline in the value of its securities or an increase in prices of securities that may be purchased. Normally, the fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.

The fund concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries.

In managing the fund, the subadvisor uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may also be emphasized.

The fund may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

In pursuing its investment objective, the fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These special situations might arise when the fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a new product introduction or innovation or a favorable competitive development.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including entering into option transactions.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors. Health sciences companies may be subject to additional risks, such as increased competition within the sector, changes in legislation or government regulations affecting the sector and product liabilities.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	18.13% (Quarter ended 6/30/2003)	Worst Quarter:	–19.64% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	31.89%	9.29%	13.40%	4/30/2001
Series II	31.59%	9.07%	13.17%	1/28/2002
Series NAV	31.93%	9.35%	13.45%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	4/30/2001
Lipper Health/Biotechnology Index	23.91%	7.47%	10.41%	4/30/2001

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	Taymour R. Tamaddon. Vice President; managed fund since 2013.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

HERITAGE TRUST

Investment Objective

To seek long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I1	0.85%	0.05%	0.07%	0.97%
Series II1	0.85%	0.25%	0.07%	1.17%
Series NAV	0.85%	0.00%	0.07%	0.92%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$99	$309	$536	$1,190
Series II	$119	$372	$644	$1,420
Series NAV	$94	$293	$509	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the fund may purchase other types of securities as well.

In managing the fund, the subadvisor looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy. When determining the size of a company, the subadvisor will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information obtained about the company.

In implementing this strategy, the subadvisor uses a bottom-up approach to stock selection. This means that the subadvisor makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadvisor manages the fund based on the belief that, over the long-term, stock price movements follow growth in earnings and revenue. The subadvisor’s principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. These techniques help the subadvisor buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

Although the subadvisor intends to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. The fund may also invest in IPOs.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.

When the subadvisor believes it is prudent, the fund may invest a portion of its assets in debt securities, preferred stock, and equity-equivalent securities, such as convertible securities. The fund generally limits its purchase of debt securities to investment grade obligations.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	18.40% (Quarter ended 9/30/2010)	Worst Quarter:	–25.98% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series NAV	16.11%	–2.98%	4.35%	10/24/2005
Russell Mid Cap Growth Index	15.81%	3.23%	6.22%	10/24/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
American Century Investment Management, Inc.

David M. Hollond. Chief Investment Officer, U.S. Growth Equity - Mid & Small Cap, Senior Vice President and Senior Portfolio Manager; managed fund since 2010.
Greg Walsh. Vice President and Portfolio Manager; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

HIGH YIELD TRUST

Investment Objective

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.67%	0.05%	0.05%	0.77%
Series II	0.67%	0.25%	0.05%	0.97%
Series NAV	0.67%	0.00%	0.05%	0.72%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$79	$246	$428	$954
Series II	$99	$309	$536	$1,190
Series NAV	$74	$230	$401	$894

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks,

U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadvisor to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities

Moody’s	Ba through C
Standard & Poor’s	BB through D

Non-investment-grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment-grade securities.

As part of its investment strategy, the fund will generally invest without restrictions within these ratings category ranges, or in unrated securities considered to be of equivalent quality by the subadvisor.

The fund may invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the subadvisor, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards. In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The fund may invest in fixed-and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	24.28% (Quarter ended 6/30/2009)	Worst Quarter:	–20.68% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	18.99%	8.27%	9.09%	1/2/1997
Series II	18.87%	8.07%	8.89%	1/28/2002
Series NAV	19.06%	8.33%	9.15%	2/28/2005
Citigroup High Yield Index	15.17%	9.82%	10.39%	1/2/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Western Asset Management Company

Stephen A. Walsh. Chief Investment Officer; managed fund since 2006.
Michael C. Buchanan. Head of Credit; managed fund since 2006.
Keith J. Gardner. Head of Developing Markets; managed fund since 2006.

Sub-Subadvisor: Western Asset Management Company Limited

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INCOME TRUST

Investment Objective

To seek to maximize income while maintaining prospects for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I1	0.80%	0.05%	0.06%	0.91%
Series II1	0.80%	0.25%	0.06%	1.11%
Series NAV	0.80%	0.00%	0.06%	0.86%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$93	$290	$504	$1,120
Series II	$113	$353	$612	$1,352
Series NAV	$88	$274	$477	$1,061

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities. The fund may shift its investments from one asset class to another based on the subadvisor’s analysis of the best opportunities for the fund’s portfolio in a given market.

The fund seeks income by selecting investments such as corporate and foreign debt securities and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care and telecommunication services.

The fund may invest up to 100% of total assets in debt securities that are rated below investment grade (sometimes referred to as “junk bonds”). Securities rated in the top four rating categories by independent rating organizations such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) are considered investment grade. Below-investment-grade securities, such as those rated BB or lower by S&P, or Ba or lower by Moody’s, or unrated, but deemed by the subadvisor to be of comparable quality, generally pay higher yields but involve greater risks than investment-grade securities. The fund may invest in convertible securities without regard to the ratings assigned by rating services.

The subadvisor searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant future growth. It generally performs independent analysis of the debt securities being considered for the fund’s portfolio, rather than relying principally on the ratings assigned by the rating agencies. In its analysis, the subadvisor considers a variety of factors, including:

•	the experience and managerial strength of the company;
•	responsiveness to changes in interest rates and business conditions;
•	debt maturity schedules and borrowing requirements;
•	the company’s changing financial condition and market recognition of the change; and
•	a security’s relative value based on such factors as anticipated cash flow, interest and dividend coverage, asset coverage and earnings prospects.

The fund may invest up to 25% of its total assets in foreign securities, foreign securities that are traded in the U.S. or American Depositary Receipts (“ADRs”).

The fund may invest in equity-linked notes, the value of which is tied to a single stock or a basket of stocks.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 50% of the Standard & Poor’s 500 Index and 50% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series NAV:

Best Quarter:	16.59% (Quarter ended 6/30/2009)	Worst Quarter:	–14.27% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series NAV	13.23%	4.79%	3.87%	5/1/2007
S&P 500 Index	16.00%	1.66%	1.53%	5/1/2007
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	6.10%	5/1/2007
Combined Index	10.13%	4.26%	4.23%	5/1/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Franklin Advisers, Inc.

Edward D. Perks. Senior Vice President and Director of Global Core/Hybrid Portfolio Management; Co-Lead Portfolio Manager; managed fund since 2007.
Alex Peters, CFA. Portfolio Manager; managed fund since 2009.
Matt Quinlan. Portfolio Manager; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INTERNATIONAL CORE TRUST

Investment Objective

To seek high total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.88%	0.05%	0.14%	1.07%
Series II	0.88%	0.25%	0.14%	1.27%
Series NAV	0.88%	0.00%	0.14%	1.02%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$109	$340	$590	$1,306
Series II	$129	$403	$697	$1,534
Series NAV	$104	$325	$563	$1,248

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The subadvisor seeks to achieve the fund’s investment objective by investing in equity investments or sectors that the subadvisor believes will provide higher returns than the MSCI EAFE Index.

Under normal market conditions, the fund invests at least 80% of its total assets in equity investments. The fund typically invests in equity investments in companies from developed markets outside the U.S.

The subadvisor employs an active investment management method, which means that securities are bought and sold according to the subadvisor’s evaluations of companies’ published financial information, securities prices, equity and bond markets and the overall economy.

In selecting investments for the fund, the subadvisor may use a combination of investment methods to identify which stocks present positive relative return potential. Some of these methods evaluate individual stocks or a group of stocks based on the ratio of its price relative to historical financial information, including book value, cash flow and earnings, and to forecast financial information provided by industry analysts. These ratios can then be compared to industry or market averages, to assess the relative attractiveness of the stock. Other methods focus on evaluating patterns of price movement or volatility of a stock or group of stocks relative to the investment universe. The subadvisor selects which methods to use, and in what combination, based on the subadvisor’s assessment of what combination is best positioned to meet the fund’s objective. The subadvisor also may adjust the fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency.

The fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. The fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

As a substitute for direct investments in equities, the subadvisor may use exchange-traded and over-the-counter derivatives. The subadvisor also may use derivatives: (i) in an attempt to reduce investment exposure (which may result in a reduction below zero); and (ii) in an attempt to adjust elements of its investment exposure. Derivatives used may include futures, options, forward currency forward contracts and swap contracts.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it wouldbe if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	20.53% (Quarter ended 6/30/2009)	Worst Quarter:	–19.42% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.05%	–3.66%	7.26%	1/2/1997
Series II	14.82%	–3.84%	7.07%	1/28/2002
Series NAV	15.16%	–3.61%	7.31%	2/28/2005
MSCI EAFE Index (gross of foreign withholding taxes on dividends)	17.90%	–3.21%	8.70%	1/2/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Grantham, Mayo, Van Otterloo & Co. LLC	Dr. David Cowan. Co-Director of Quantitative Equity Division; managed fund since 2012. Dr. Thomas Hancock. Co-Director of Quantitative Equity Division; managed fund since 2005.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INTERNATIONAL EQUITY INDEX TRUST B

Investment Objective

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series I2	0.54%	0.05%	0.05%	0.64%	–0.25%	0.39%
Series II2	0.54%	0.25%	0.05%	0.84%	–0.25%	0.59%
Series NAV	0.54%	0.00%	0.05%	0.59%	–0.25%	0.34%

1The Advisor has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the fund’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A fund’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund’s business. Under the agreement, the Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$40	$153	$305	$748
Series II	$60	$216	$415	$987
Series NAV	$35	$137	$278	$687

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its assets in securities listed in the MSCI All Country World Excluding U.S. Index (the “Index”), or American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing such securities. As of February 28, 2013, the market capitalization range of the Index was $676 million to $251.6 billion.

The fund is an index fund and differs from an actively-managed fund. Actively-managed funds seek to outperform their benchmark indices through research and analysis. Over time, their performance may differ significantly from their benchmark indices. Index funds are passively managed funds that seek to mirror the risk and return profile of market indices, minimizing performance differences over time. An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track their target index closely, typically will be unable to match the performance of the index exactly.

The fund uses “sampling” methodology to track the total return performance of the Index. This means that the fund does not intend to purchase all of the securities in the Index, but rather intends to hold a representative sample of the securities in the Index in an effort to achieve the fund’s investment objective. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. Although the subadvisor generally expects the fund to hold less than the total number of securities in the Index, it reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.

The fund is normally fully invested. The subadvisor invests in stock index futures to maintain market exposure and manage cash flow. Although it may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.

The fund may purchase other types of securities that are not primary investment vehicles, for example, ADRs, GDRs, European Depositary Receipts (EDRs), certain exchange traded funds (ETFs), cash equivalents, and certain derivatives (invest ments whose value is based on indices or other securities). As an example of how derivatives may be used, the fund may invest in stock index futures to manage cash flow. In addition, the fund may invest in securities that are not included in the index, including futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the advisor or subadvisor).

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. For periods prior to the inception date of the fund, performance shown is the actual performance of the sole share class of the fund’s predecessor fund and has not been adjusted to reflect the Rule 12b-1 fees of any class of shares. As a result, pre-inception performance of the fund may be higher than if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	27.40% (Quarter ended 6/30/2009)	Worst Quarter:	–22.28% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	17.71%	–2.72%	9.85%	11/5/2012
Series II	17.68%	–2.72%	9.84%	11/5/2012
Series NAV	17.76%	–2.71%	9.85%	4/29/2005
MSCI AC World Ex US Index (gross of foreign withholding taxes on dividends)	17.39%	–2.44%	10.22%	4/29/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
SSgA Funds Management, Inc.	Thomas Coleman, CFA. Vice President; managed fund since 2005. Karl Schneider, CAIA. Vice President; managed fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INTERNATIONAL GROWTH STOCK TRUST

Investment Objective

The fund seeks to achieve long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I2	0.81%	0.05%	0.15%	0.01%	1.02%
Series II2	0.81%	0.25%	0.15%	0.01%	1.22%
Series NAV	0.81%	0.00%	0.15%	0.01%	0.97%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$104	$325	$563	$1,248
Series II	$124	$387	$670	$1,477
Series NAV	$99	$309	$536	$1,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the fund’s subadvisor to have potential for earnings or revenue growth. The fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

The fund invests significantly in foreign issuers. The fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S. The fund may invest in issuers located in developing countries (emerging markets). Under normal circumstances, the maximum percentage of the fund’s net assets that may be invested in these issuers is 1.25 times of the emerging market weight of the MSCI All Country World ex U.S. Growth Index.

The subadvisor employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging, derivatives and other strategic transactions, including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards, described under “Additional Information about the Funds’ Principal Risks – Hedging, derivatives and other strategic transactions risk.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to theinception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	10.10% (Quarter ended 3/31/2012)	Worst Quarter:	–18.11% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

Prior to April 29, 2013, the fund compared its performance to the MSCI EAFE Growth Index. After this date, the fund replaced the MSCI EAFE Growth Index with the MSCI All Country World ex U.S. Growth Index, which better reflects its investment strategy.

	One Year	Since Inception	Date of Inception
Series I	15.59%	7.15%	11/5/2012
Series II	15.57%	7.14%	11/5/2012
Series NAV	15.64%	7.17%	9/16/2010
MSCI EAFE Growth Index (gross of foreign withholding taxes on dividends) (former primary benchmark)	17.28%	6.09%	9/16/2010
MSCI All Country World ex U.S. Growth Index	15.91%	5.50%	9/16/2010

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Invesco Advisers, Inc.

Clas Olsson. Lead Portfolio Manager; managed fund since 2010.
Shuxin Cao. Portfolio Manager; managed fund since 2010.
Jason Holzer. Portfolio Manager; managed fund since 2010.
Matthew Dennis. Portfolio Manager; managed fund since 2010.
Mark Jason. Porftolio Manager; managed fund since 2011.
Richard Nield. Portfolio Manager; managed fund since 2013.
Brently Bates. Portfolio Manager; managed fund since 2013.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INTERNATIONAL SMALL COMPANY TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.95%	0.05%	0.18%	1.18%
Series II	0.95%	0.25%	0.18%	1.38%
Series NAV	0.95%	0.00%	0.18%	1.13%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$120	$375	$649	$1,432
Series II	$140	$437	$755	$1,657
Series NAV	$115	$359	$622	$1,375

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies in the particular markets in which the fund invests. As of November 30, 2012, the maximum market capitalization range of eligible companies for purchase was approximately $1,375 million to $4,350 million, depending on the country. The fund will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) and other similar securities, including dual-listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.

The subadvisor measures company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadvisor first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The subadvisor then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.

The fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadvisor, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market Capitalization Weighted Approach” below. The weightings of countries in the fund may vary from their weightings in international indices, such as those published by FTSE International, MSCI or Citigroup.

The fund also may use derivatives such as futures contracts and options on futures contracts, to gain market exposure on the fund’s uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. The fund may also enter into forward currency contracts to facilitate the settlement of equity purchases of foreign securities, repatriation of foreign currency balances or exchange of one foreign currency for another currency. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The fund does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

The subadvisor will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the fund and characteristics of each country’s market. The subadvisor’s Investment Committee may authorize other countries for investment in the future and the fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.

Market Capitalization Weighted Approach

The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the subadvisor for a variety of reasons. The subadvisor may consider such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors determined to be appropriate by the subadvisor given market conditions. In assessing expected profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The subadvisor may deviate from market capitalization weighting to limit or fix the exposure of the fund to a particular country or issuer to a maximum proportion of the assets of the fund. The subadvisor may exclude the stock of a company that meets applicable market capitalization criteria if the subadvisor determines, in its judgment, that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. The weighting of countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	31.13% (Quarter ended 6/30/2009)	Worst Quarter:	–22.53% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	19.19%	–1.39%	0.61%	11/16/2009
Series II	19.00%	–1.50%	0.52%	11/16/2009
Series NAV	19.24%	–1.36%	0.63%	4/28/2006
MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends)	20.42%	–0.51%	0.41%	4/28/2006

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Dimensional Fund Advisors LP

Karen E. Umland, CFA. Senior Portfolio Manager and Vice President; managed fund since 2006.
Joseph H. Chi, CFA. Senior Portfolio Manager and Vice President; managed fund since 2010.
Jed S. Fogdall. Senior Portfolio Manager and Vice President; managed fund since 2010.
Henry F. Gray. Head of Global Equity Trading and Vice President; managed fund since 2012.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INTERNATIONAL VALUE TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.80%	0.05%	0.12%	0.97%
Series II	0.80%	0.25%	0.12%	1.17%
Series NAV	0.80%	0.00%	0.12%	0.92%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$99	$309	$536	$1,190
Series II	$119	$372	$644	$1,420
Series NAV	$94	$293	$509	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Equity securities generally entitle the holder to participate in a company’s general operating results. These include common stocks and preferred stocks. The fund also invests in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The subadvisor’s investment philosophy is “bottom-up,” value-oriented, and long-term. In choosing equity investments, the subadvisor will focus on the market price of a company’s securities relative to its evaluation of the company’s long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The fund may invest in equity-linked notes, the value of which is tied to a single stock or a basket of stocks. The fund may also invest significantly in issuers in the telecommunications sector and issuers located in the United Kingdom.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Telecommunications risk The telecommunications services industry is subject to government regulation of rates of return and services that may be offered and can be significantly affected by intense competition.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	24.18% (Quarter ended 6/30/2003)	Worst Quarter:	–21.66% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	19.38%	–2.65%	9.22%	5/1/1999
Series II	19.07%	–2.84%	9.00%	1/28/2002
Series NAV	19.36%	–2.60%	9.24%	2/28/2005
MSCI EAFE Index (gross of foreign withholding taxes on dividends)	17.90%	–3.21%	8.70%	5/1/1999

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Templeton Investment Counsel, LLC

Tucker Scott, CFA. Lead Portfolio Manager, Executive Vice President; managed fund since 1999.
Cindy Sweeting, CFA. Executive Vice President and Chairman; managed fund since 1999.
Peter Nori, CFA. Executive Vice President; managed fund since 2006.
Neil Devlin, CFA. Senior Vice President; managed fund since 2006.

Sub-Subadvisor: Templeton Global Advisors Limited

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

INVESTMENT QUALITY BOND TRUST

Investment Objective

To provide a high level of current income consistent with the maintenance of principal and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.58%	0.05%	0.05%	0.68%
Series II	0.58%	0.25%	0.05%	0.88%
Series NAV	0.58%	0.00%	0.05%	0.63%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$69	$218	$379	$847
Series II	$90	$281	$488	$1,084
Series NAV	$64	$202	$351	$786

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The fund will tend to focus on corporate bonds and U.S. government bonds with intermediate-to longer-term maturities.

The subadvisor’s investment decisions derive from a three-pronged analysis, including:

•	sector analysis,
•	credit research, and
•	call protection.

Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadvisor, such as call protection (payment guarantees), an issuer’s industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall fund. Factors considered include:

•	relative valuation of available alternatives,
•	impact on portfolio yield, quality and liquidity, and
•	impact on portfolio maturity and sector weights.

The subadvisor attempts to maintain a high, steady and possibly growing income stream.

At least 80% of the fund’s net assets are invested in bonds and debentures, including:

•

marketable debt securities of U.S. and foreign issuers (payable in U.S. dollars), rated as investment grade by Moody’s or S&P at the time of purchase, including privately placed debt securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities;

•	securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities; and
•	cash and cash equivalent securities which are authorized for purchase by Money Market Trust.

The balance (no more than 20%) of the fund’s net assets may be invested in below-investment-grade bonds and other securities including privately placed debt securities:

•	U.S. and foreign debt securities,
•	preferred stocks,
•	convertible securities (including those issued in the Euromarket),
•	securities carrying warrants to purchase equity securities,
•	foreign exchange contracts for purposes of hedging portfolio exposures to foreign currencies or for purposes of obtaining exposure to foreign currencies,
•	hybrid securities, and
•	below-investment-grade and investment-grade foreign currency fixed-income securities, including up to 5% emerging market fixed-income securities.

In pursuing its investment objective, the fund may invest up to 20% of its net assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as “junk bonds”). These instruments are rated “Ba” or below by Moody’s or “BB” or below by S&P (or, if unrated, are deemed of comparable quality as determined by the subadvisor). No minimum rating standard is required for a purchase of high yield securities by the fund. While the fund may only invest up to 20% of its net assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the fund to exceed this 20% maximum.

The fund normally maintains an average portfolio duration of between three and seven years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.

The fund may invest in derivatives such as interest rate futures and options, interest rate swaps, currency forwards, options on financial indices and credit default swaps to manage duration and yield curve positioning, implement foreign interest rate and currency positions, hedge against risk and/or as a substitute for investing directly in a security.

The fund may make short sales of a security including short sales “against the box.”

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 50% of the Barclays U.S. Government Bond Index and 50% of the Barclays U.S. Credit Index.

Calendar year total returns for Series I:

Best Quarter:	6.55% (Quarter ended 9/30/2009)	Worst Quarter:	–3.39% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	7.59%	6.67%	5.74%	6/19/1985
Series II	7.37%	6.48%	5.55%	1/28/2002
Series NAV	7.66%	6.73%	5.78%	2/28/2005
Barclays U.S. Government Index	2.02%	5.23%	4.66%	6/19/1985
Barclays U.S. Credit Index	9.39%	7.65%	6.24%	6/19/1985
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	6/19/1985
Combined Index	5.65%	6.49%	5.47%	6/19/1985

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP

Lucius T. (L.T.) Hill III. Senior Vice President and Fixed Income Portfolio Manager; managed fund since 2010.
Campe Goodman, CFA. Vice President and Fixed Income Portfolio Manager; managed fund since 2010.
Christopher A. Jones, CFA. Senior Vice President and Fixed Income Portfolio Manager; managed fund since 2006.
Joseph F. Marvan, CFA. Senior Vice President and Fixed Income Portfolio Manager, managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2010 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.73%	0.93%
Series II	0.06%	0.25%	0.09%	0.73%	1.13%
Series NAV	0.06%	0.00%	0.09%	0.73%	0.88%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$95	$296	N/A	N/A
Series II	$115	$359	N/A	N/A
Series NAV	$90	$281	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2010. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity-type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage-backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2015 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.74%	0.94%
Series II	0.06%	0.25%	0.09%	0.74%	1.14%
Series NAV	0.06%	0.00%	0.09%	0.74%	0.89%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$96	$300	N/A	N/A
Series II	$116	$362	N/A	N/A
Series NAV	$91	$284	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2015. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2020 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.74%	0.94%
Series II	0.06%	0.25%	0.09%	0.74%	1.14%
Series NAV	0.06%	0.00%	0.09%	0.74%	0.89%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$96	$300	N/A	N/A
Series II	$116	$362	N/A	N/A
Series NAV	$91	$284	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2020. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Target allocation risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2025 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.75%	0.95%
Series II	0.06%	0.25%	0.09%	0.75%	1.15%
Series NAV	0.06%	0.00%	0.09%	0.75%	0.90%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$97	$303	N/A	N/A
Series II	$117	$365	N/A	N/A
Series NAV	$92	$287	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2025. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2030 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.76%	0.96%
Series II	0.06%	0.25%	0.09%	0.76%	1.16%
Series NAV	0.06%	0.00%	0.09%	0.76%	0.91%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$98	$306	N/A	N/A
Series II	$118	$368	N/A	N/A
Series NAV	$93	$290	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2030. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2035 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.77%	0.97%
Series II	0.06%	0.25%	0.09%	0.77%	1.17%
Series NAV	0.06%	0.00%	0.09%	0.77%	0.92%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$99	$309	N/A	N/A
Series II	$119	$372	N/A	N/A
Series NAV	$94	$293	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2035. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2040 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.78%	0.98%
Series II	0.06%	0.25%	0.09%	0.78%	1.18%
Series NAV	0.06%	0.00%	0.09%	0.78%	0.93%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$100	$312	N/A	N/A
Series II	$120	$375	N/A	N/A
Series NAV	$ 95	$296	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2040. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2045 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.78%	0.98%
Series II	0.06%	0.25%	0.09%	0.78%	1.18%
Series NAV	0.06%	0.00%	0.09%	0.78%	0.93%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$100	$312	N/A	N/A
Series II	$120	$375	N/A	N/A
Series NAV	$ 95	$296	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2045. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed-income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFECYCLE 2050 TRUST

Investment Objective

To seek high total return until the fund’s target retirement date.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class[1]	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[2]	Total fund operating expenses
Series I	0.06%	0.05%	0.09%	0.78%	0.98%
Series II	0.06%	0.25%	0.09%	0.78%	1.18%
Series NAV	0.06%	0.00%	0.09%	0.78%	0.93%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

2“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses. Acquired fund fees and expenses are estimated for the current fiscal year.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$100	$312	N/A	N/A
Series II	$120	$375	N/A	N/A
Series NAV	$ 95	$296	N/A	N/A

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. Because the fund had not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal Investment Strategies

Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire around the year 2050. Over time, the asset allocation strategy will change according to a predetermined glide patch as set forth below.

After December 31st of the designated retirement year of the fund, the fund will, under normal market conditions, continue to invest its assets in accordance with the predetermined “glide path” set forth below although the subadvisor may at times determine in light of prevailing market or economic conditions that the fund’s asset allocations should vary from those indicated by the “glide path” in order to preserve the fund’s assets or to help it achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect active decisions made by the subadvisor to produce an overweight or an underweight position in a particular asset class based on the subadvisor’s market outlook. The fund has a target allocation for the broad asset classes of equities and fixed income but may invest outside these target allocations to protect the fund or help it achieve its objective.

The investment performance of the fund will reflect both its subadvisor’s allocation decisions with respect to underlying funds and investments and the investment decisions made by the underlying funds’ subadvisors.

In addition to investing in exchange traded funds (ETFs), the fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options.

GLIDE PATH CHART

Fund Combination after Designated Retirement Date

The Board of Trustees may, in its discretion, determine to combine the fund with another fund if the target allocation of the fund matches the target allocation of the other fund. In such event, the fund’s shareholders will become shareholders of the other fund. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Lifecycle risk There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a portfolio, which could affect the performance of the underlying funds and, therefore, the performance of the fund.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since inception. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since inception.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since inception.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE AGGRESSIVE TRUST

Investment Objective

To seek long-term growth of capital. Current income is not a consideration.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.03%	0.88%	1.00%
Series II	0.04%	0.25%	0.03%	0.88%	1.20%
Series NAV	0.04%	0.00%	0.03%	0.88%	0.95%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$102	$318	$552	$1,225
Series II	$122	$381	$660	$1,455
Series NAV	$97	$303	$525	$1,166

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10%. Thus, based on its target percentage allocation of approximately 100% of assets in equity underlying funds, the fund may have an equity/fixed-income underlying fund allocation of 90%/10%. Although variations beyond the 10% range are generally not permitted, the subadvisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options. The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	20.25% (Quarter ended 6/30/2009)	Worst Quarter:	–24.12% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	16.61%	–0.02%	8.05%	1/8/1997
Series II	16.43%	–0.21%	7.88%	1/28/2002
Series NAV	16.67%	0.03%	8.09%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/8/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE BALANCED TRUST

Investment Objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.02%	0.68%	0.79%
Series II	0.04%	0.25%	0.02%	0.68%	0.99%
Series NAV	0.04%	0.00%	0.02%	0.68%	0.74%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$81	$252	$439	$978
Series II	$101	$315	$547	$1,213
Series NAV	$76	$237	$411	$918

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 50% of its assets in equity underlying funds and 50% of its assets in fixed-income underlying funds, the fund may have an equity/fixed-income underlying funds allocation ranging between 60%/40% and 40%/60%. Although variations beyond the 10% range are generally not permitted, the subadvisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options. The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 50% of the Standard & Poor’s 500 Index and 50% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	15.83% (Quarter ended 6/30/2009)	Worst Quarter:	–17.72% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	11.87%	2.47%	7.39%	1/8/1997
Series II	11.70%	2.27%	7.22%	1/28/2002
Series NAV	11.90%	2.52%	7.43%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/8/1997
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	1/8/1997
Combined Index	10.13%	4.26%	6.44%	1/8/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US)LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE BALANCED PS SERIES

Investment Objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I2	0.05%	0.05%	0.06%	0.74%	0.90%
Series II	0.05%	0.25%	0.06%	0.74%	1.10%
Series NAV[2]	0.05%	0.00%	0.06%	0.74%	0.85%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$92	$287	$498	$1,108
Series II	$112	$350	$606	$1,340
Series NAV	$87	$271	$471	$1,049

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. These allocations may be changed at any time by the subadvisor.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange-traded funds (ETFs) and may make direct investments in other types of investments. See “Other Permitted Investments of the Fund of Funds.”

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk.” The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

PS Series Asset Transfer Risk The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) and the Bond PS Series are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).

The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the JHVIT Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Advance trade estimate risk. The Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the Lifestyle PS Series will receive inflows that day (the “Trade Date”), the Subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Lifestyle PS shares, there can be no assurance that the prices paid by the Lifestyle PS Series will be better than if the Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the Lifestyle PS Series are less than estimated, the Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the Lifestyle PS Series are less than estimated, the Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Lifestyle PS Series expenses and adversely affect the performance of the Lifestyle PS Series.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	7.12% (Quarter ended 3/31/2012)	Worst Quarter:	–1.66% (Quarter ended 6/30/2012)

Average Annual Total Returns for period ended 12/31/2012

	One	Since	Date of
	Year	Inception	Inception
Series II	10.54%	3.24%	4/29/2011
S&P 500 Index	16.00%	5.20%	4/29/2011
Barclays U.S. Aggregate Bond Index	4.22%	6.21%	4/29/2011
Combined Index	11.31%	5.88%	4/29/2011

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager; managed since 2011.

QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE CONSERVATIVE TRUST

Investment Objective

To seek a high level of current income with some consideration given to growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.02%	0.65%	0.76%
Series II	0.04%	0.25%	0.02%	0.65%	0.96%
Series NAV	0.04%	0.00%	0.02%	0.65%	0.71%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$78	$243	$422	$942
Series II	$98	$306	$531	$1,178
Series NAV	$73	$227	$395	$883

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 20% of assets in equity underlying funds and 80% in fixed-income underlying funds, the fund may have an equity/fixed income underlying fund allocation ranging between 10%/90% and 30%/70%. Although variations beyond the 10% range are generally not permitted, the subadvisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options. The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 20% of the Standard & Poor’s 500 Index and 80% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	10.58% (Quarter ended 6/30/2009)	Worst Quarter:	–8.32% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	8.52%	4.87%	6.08%	1/8/1997
Series II	8.27%	4.66%	5.91%	1/28/2002
Series NAV	8.55%	4.93%	6.13%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/8/1997
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	1/8/1997
Combined Index	6.59%	5.38%	5.76%	1/8/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE CONSERVATIVE PS SERIES

Investment Objective

To seek a high level of current income with some consideration given to growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses	Contractual expense reimbursement[2]	Net fund operating expenses
Series I3	0.05%	0.05%	0.15%	0.69%	0.94%	–0.05%	0.89%
Series II	0.05%	0.25%	0.15%	0.69%	1.14%	–0.05%	1.09%
Series NAV[3]	0.05%	0.00%	0.15%	0.69%	0.89%	–0.05%	0.84%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2The Advisor has contractually limited other fund level expenses to 0.10%. These expenses consist of operating expenses of the fund, excluding advisory fees, 12b-1 fees, short dividends, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

3For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$91	$289	$510	$1,145
Series II	$111	$352	$618	$1,376
Series NAV	$86	$274	$483	$1,086

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. These allocations may be changed at any time by the subadvisor.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange-traded funds (ETFs) and may make direct investments in other types of investments. See “Other Permitted Investments of the Fund of Funds.”

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk.” The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

PS Series Asset Transfer Risk The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) and the Bond PS Series are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).

The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the JHVIT Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Advance trade estimate risk. The Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the Lifestyle PS Series will receive inflows that day (the “Trade Date”), the Subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Lifestyle PS shares, there can be no assurance that the prices paid by the Lifestyle PS Series will be better than if the Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the Lifestyle PS Series are less than estimated, the Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the Lifestyle PS Series are less than estimated, the Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Lifestyle PS Series expenses and adversely affect the performance of the Lifestyle PS Series.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 20% of the S&P 500 Index and 80% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	3.48% (Quarter ended 3/31/2012)	Worst Quarter:	0.47% (Quarter ended 6/30/2012)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series II	7.53%	4.59%	4/29/2011
S&P 500 Index	16.00%	5.20%	4/29/2011
Barclays U.S. Aggregate Bond Index	4.22%	6.21%	4/29/2011
Combined Index	6.59%	6.20%	4/29/2011

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager; managed since 2011.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE GROWTH TRUST

Investment Objective

To seek long-term growth of capital. Current income is also a consideration.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.02%	0.70%	0.81%
Series II	0.04%	0.25%	0.02%	0.70%	1.01%
Series NAV	0.04%	0.00%	0.02%	0.70%	0.76%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$83	$259	$450	$1,002
Series II	$103	$322	$558	$1,236
Series NAV	$78	$243	$422	$942

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 70% of its assets in equity underlying funds and 30% of its assets in fixed-income underlying funds, the fund may have an equity/fixed-income underlying funds allocation ranging between 80%/20% and 60%/40%. Although variations beyond the 10% range are generally not permitted, the subadvisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options. The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 70% of the Standard & Poor’s 500 Index and 30% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	17.89% (Quarter ended 6/30/2009)	Worst Quarter:	–20.75% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	13.87%	1.38%	7.74%	1/8/1997
Series II	13.59%	1.17%	7.55%	1/28/2002
Series NAV	13.91%	1.42%	7.77%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/8/1997
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	1/8/1997
Combined Index	12.49%	3.33%	6.78%	1/8/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE GROWTH PS SERIES

Investment Objective

To seek long-term growth of capital. Current income is also a consideration.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I2	0.05%	0.05%	0.06%	0.77%	0.93%
Series II	0.05%	0.25%	0.06%	0.77%	1.13%
Series NAV[2]	0.05%	0.00%	0.06%	0.77%	0.88%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$95	$296	$515	$1,143
Series II	$115	$359	$622	$1,375
Series NAV	$90	$281	$488	$1,084

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. These allocations may be changed at any time by the subadvisor.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange-traded funds (ETFs) and may make direct investments in other types of investments. See “Other Permitted Investments of the Fund of Funds.”

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk.” The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

PS Series Asset Transfer Risk The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) and the Bond PS Series are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).

The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the JHVIT Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Advance trade estimate risk. The Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the Lifestyle PS Series will receive inflows that day (the “Trade Date”), the Subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Lifestyle PS shares, there can be no assurance that the prices paid by the Lifestyle PS Series will be better than if the Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the Lifestyle PS Series are less than estimated, the Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the Lifestyle PS Series are less than estimated, the Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Lifestyle PS Series expenses and adversely affect the performance of the Lifestyle PS Series.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 80% of the S&P 500 Index and 20% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	9.44% (Quarter ended 3/31/2012)	Worst Quarter:	–2.96% (Quarter ended 6/30/2012)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series II	12.45%	2.27%	4/29/2011
S&P 500 Index	16.00%	5.20%	4/29/2011
Barclays U.S. Aggregate Bond Index	4.22%	6.21%	4/29/2011
Combined Index	13.66%	5.59%	4/29/2011

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager; managed since 2011.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE MODERATE TRUST

Investment Objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.04%	0.05%	0.02%	0.67%	0.78%
Series II	0.04%	0.25%	0.02%	0.67%	0.98%
Series NAV	0.04%	0.00%	0.02%	0.67%	0.73%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$80	$249	$433	$966
Series II	$100	$312	$542	$1,201
Series NAV	$75	$233	$406	$906

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 40% of assets in equity underlying funds and 60% in fixed-income underlying funds, the fund may have an equity/fixed income underlying fund allocation ranging between 50%/50% and 30%/70%. Although variations beyond the 10% range are generally not permitted, the subadvisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. The subadvisor may from time to time change this allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange traded funds (ETFs) and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in credit default swaps, foreign currency forward contracts, futures contracts, interest rate swaps and options. The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 40% of the Standard & Poor’s 500 Index and 60% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series I:

Best Quarter:	13.89% (Quarter ended 6/30/2009)	Worst Quarter:	–13.28% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	10.67%	3.84%	6.70%	1/8/1997
Series II	10.50%	3.64%	6.54%	1/28/2002
Series NAV	10.71%	3.89%	6.74%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/8/1997
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	1/8/1997
Combined Index	8.95%	4.67%	6.24%	1/8/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2010.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager, Asset Allocation Portfolios; managed fund since 2007.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

LIFESTYLE MODERATE PS SERIES

Investment Objective

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses	Contractual expense reimbursement[2]	Net fund operating expenses
Series I3	0.05%	0.05%	0.11%	0.72%	0.93%	–0.01%	0.92%
Series II	0.05%	0.25%	0.11%	0.72%	1.13%	–0.01%	1.12%
Series NAV[3]	0.05%	0.00%	0.11%	0.72%	0.88%	–0.01%	0.87%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2The Advisor has contractually limited other fund level expenses to 0.10%. These expenses consist of operating expenses of the fund, excluding advisory fees, 12b-1 fees, short dividends, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

3For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$94	$294	$513	$1,141
Series II	$114	$357	$620	$1,373
Series NAV	$89	$279	$486	$1,082

Portfolio Turnover

The fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the fund. During its most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The fund, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or futures contracts on equity markets (the “Equity Allocation”)

and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities (the “Fixed Income Allocation”). At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadvisor selects the percentage level to be maintained in specific underlying funds. These allocations may be changed at any time by the subadvisor.

The fund may invest in various underlying funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in underlying funds that purchase futures contracts on equity markets.

Certain of these underlying funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in the securities of other investment companies including exchange-traded funds (ETFs) and may make direct investments in other types of investments. See “Other Permitted Investments of the Fund of Funds.”

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk.” The fund is not presently expected to invest significantly in derivatives although it may do so in the future.

Principal Risks of Investing in the Fund of Funds

The Fund of Funds is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the Fund of Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Exchange-traded notes risk Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Fund of funds risk The fund is subject to the performance of the underlying funds in which it invests.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

PS Series Asset Transfer Risk The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) and the Bond PS Series are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”).

The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the JHVIT Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

Principal Risks of Investing in the Underlying Funds

The principal risks of investing in the Underlying Funds include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Advance trade estimate risk. The Lifestyle PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of Contract value under the Contracts. The John Hancock Issuers have provided the Lifestyle PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust the Lifestyle PS Series’ portfolio with the goal of trading in securities or purchasing shares of underlying funds as close to the market close as possible in order to limit the Lifestyle PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a rising market, if the analytical tool suggests that the Lifestyle PS Series will receive inflows that day (the “Trade Date”), the Subadvisor could buy securities or shares of an underlying fund close to or at the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a falling market, if the analytical tool suggests that the Lifestyle PS Series will experience outflows on Trade Date, the subadvisor could sell securities or shares of an underlying fund close to or at the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Lifestyle PS shares, there can be no assurance that the prices paid by the Lifestyle PS Series will be better than if the Lifestyle PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, the Lifestyle PS Series will buy or sell securities or shares of an underlying fund the following business day to adjust for this difference. For example, if cash flows into the Lifestyle PS Series are less than estimated, the Lifestyle PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of the Lifestyle PS Series are less than estimated, the Lifestyle PS Series may be required to repurchase positions it had sold. In addition, purchasing securities or shares of an underlying fund early could cause the Lifestyle PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of the Lifestyle PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Lifestyle PS Series expenses and adversely affect the performance of the Lifestyle PS Series.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index represents 40% of the S&P 500 Index and 60% of the Barclays U.S. Aggregate Bond Index.

Calendar year total returns for Series II:

Best Quarter:	5.90% (Quarter ended 3/31/2012)	Worst Quarter:	–0.94% (Quarter ended 6/30/2012)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series II	9.55%	3.98%	4/29/2011
S&P 500 Index	16.00%	5.20%	4/29/2011
Barclays U.S. Aggregate Bond Index	4.22%	6.21%	4/29/2011
Combined Index	8.95%	6.09%	4/29/2011

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011. Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed fund since 2011.
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Steve Orlich. Senior Managing Director and Senior Portfolio Manager; managed since 2011.
QS Investors, LLC	Serves as a subadvisory consultant to the fund.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MID CAP INDEX TRUST

Investment Objective

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses	Contractual expense reimbursement[2]	Net fund operating expenses
Series I	0.47%	0.05%	0.03%	0.01%	0.56%	–0.10%	0.46%
Series II	0.47%	0.25%	0.03%	0.01%	0.76%	–0.10%	0.66%
Series NAV	0.47%	0.00%	0.03%	0.01%	0.51%	–0.10%	0.41%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2The Advisor has contractually agreed to waive its management fee by 0.10% as a percentage of the fund’s average annual net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$47	$159	$292	$681
Series II	$67	$222	$402	$922
Series NAV	$42	$143	$265	$620

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the S&P 400 MidCap Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index. As of February 28, 2013, the market capitalizations of companies included in the S&P MidCap 400 Index ranged from $322 million to $16.2 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P MidCap 400 Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) by holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

The fund may invest in index futures for the purposes of replicating an index and Depositary Receipts.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	19.86% (Quarter ended 9/30/2009)	Worst Quarter:	–25.65% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	17.48%	4.69%	9.99%	5/2/2000
Series II	17.30%	4.49%	9.78%	1/28/2002
Series NAV	17.54%	4.75%	10.03%	4/29/2005
S&P MidCap 400 Index	17.88%	5.15%	10.53%	5/2/2000

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Carson Jen. Senior Managing Director and Senior Portfolio Manager; managed fund since 2000. Narayan Ramani. Managing Director and Senior Portfolio Manager; managed fund since 2000.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MID CAP STOCK TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.84%	0.05%	0.04%	0.93%
Series II	0.84%	0.25%	0.04%	1.13%
Series NAV	0.84%	0.00%	0.04%	0.88%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$95	$296	$515	$1,143
Series II	$115	$359	$622	$1,375
Series NAV	$90	$281	$488	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the fund, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index ($315 million to $42 billion as of February 28, 2013) or the S&P MidCap 400 Index ($322 million to $16.2 billion as of February 28, 2013).

The subadvisor’s investment approach is based primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, the subadvisor looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., strong management teams), and attractive relative value within the context of a security’s primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	20.14% (Quarter ended 6/30/2003)	Worst Quarter:	–25.36% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	22.21%	0.18%	10.64%	5/1/1999
Series II	22.01%	–0.03%	10.41%	1/28/2002
Series NAV	22.25%	0.23%	10.69%	2/28/2005
Russell Mid Cap Growth Index	15.81%	3.23%	10.32%	5/1/1999

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP

Michael T. Carmen, CFA. Senior Vice President and Equity Portfolio Manager; managed fund since 1999.
Mario E. Abularach, CFA. Senior Vice President and Equity Research Analyst; managed fund since 2006.
Stephen Mortimer. Senior Vice President and Equity Portfolio Manager; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MID CAP VALUE EQUITY TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I1	0.87%	0.05%	0.07%	0.99%
Series II1	0.87%	0.25%	0.07%	1.19%
Series NAV	0.87%	0.00%	0.07%	0.94%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$101	$315	$547	$1,213
Series II	$121	$378	$654	$1,443
Series NAV	$96	$300	$520	$1,155

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations, at the time of investment, fall within the range of the Russell MidCap Value Index. As of February 28, 2013, the market capitalizations of companies included in the Russell MidCap Value Index ranged from $315 million to $42 billion. The market capitalization range of the Index is subject to change.

Up to 20% of the fund may be invested in stocks of small or large companies, preferreds, convertibles, or other debt securities. The fund may invest up to 25% of its net assets in foreign investments. The fund can invest in any economic sector, and at times, it may emphasize one or more particular sectors.

In pursuit of the fund’s objective, the subadvisor chooses equity investments by:

•

Selecting companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identifying companies with growth potential based on:
•	effective management, as demonstrated by overall performance,
•	financial strength, and
•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the subadvisor considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.
•	The security has reached the subadvisor’s price objective.
•	The company has met the subadvisor’s earnings and/or growth expectations.
•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.
•	The company or the security continues to meet the other standards described above.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	21.67% (Quarter ended 9/30/2009)	Worst Quarter:	–27.70% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series NAV	18.47%	0.90%	2.90%	4/28/2006
Russell Mid Cap Value Index	18.51%	3.79%	4.17%	4/28/2006

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Columbia Management Investment Advisers, LLC	Steve Schroll. Portfolio Manager; managed fund since 2006. Paul Stocking. Portfolio Manager; managed fund since 2006. Dean Ramos, CFA. Portfolio Manager; managed fund since 2013.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MID VALUE TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.95%	0.05%	0.04%	0.02%	1.06%
Series II	0.95%	0.25%	0.04%	0.02%	1.26%
Series NAV	0.95%	0.00%	0.04%	0.02%	1.01%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$108	$337	$585	$1,294
Series II	$128	$400	$692	$1,523
Series NAV	$103	$322	$558	$1,236

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index ($315 million to $42 billion as of February 28, 2013). The fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The subadvisor employs a value approach in selecting investments. The subadvisor’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadvisor generally looks for companies with one or more of the following characteristics:

•	Low stock prices relative to net assets, earnings, cash flow, sales, book value, or private market value;
•	Demonstrated or potentially attractive operating margins, profits and/or cash flow;

•	Sound balance sheets;
•	Stock ownership by management/employees; and
•	Experienced and capable management.

The fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell Midcap Value Index. The market capitalization of companies held by the fund and included in the indices changes over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the fund’s investment objective, the subadvisor has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the subadvisor believes will provide an opportunity for substantial appreciation. These situations might arise when the subadvisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation or a favorable competitive development.

The fund may invest in IPOs. While most assets will be invested in U.S. common stocks, the fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain exchange-traded funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.

Except when engaged in temporary defensive investing, the fund normally has less than 10% of its assets in cash and cash equivalents.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. For periods prior to the inception of the fund, performance shown for each share class is the actual performance of the sole share class of the fund’s predecessor fund. This pre-inception performance for each of the Series I and Series II share classes has not been adjusted to reflect the Rule 12b-1 fees of that class and would be lower if it did. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	23.21% (Quarter ended 6/30/2009)	Worst Quarter:	–23.60% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	19.42%	4.73%	10.93%	4/29/2005
Series II	19.29%	4.52%	10.76%	4/29/2005
Series NAV	19.43%	4.76%	10.95%	5/1/1998
Russell Mid Cap Value Index	18.51%	3.79%	10.63%	5/1/1998

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	David J. Wallack. Vice President; managed fund since 2004.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MONEY MARKET TRUST

Investment Objective

To obtain maximum current income consistent with preservation of principal and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.47%	0.05%	0.03%	0.55%
Series II	0.47%	0.25%	0.03%	0.75%
Series NAV[1]	0.47%	0.00%	0.03%	0.50%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$56	$176	$307	$689
Series II	$77	$240	$417	$930
Series NAV	$51	$160	$280	$628

Principal Investment Strategies

Under normal market conditions, the fund invests in high quality, U.S. dollar-denominated money market instruments.

The subadvisor may invest the fund’s assets in high quality, U.S. dollar-denominated money market instruments of the following types:

•

obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (“U.S. Government Securities”), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the fund must be payable in U.S. dollars);

•

certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers’ acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million (or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

•

commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization (NRSRO) (such as “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by Standard & Poor’s) or, if not rated, is issued by a company which the subadvisor acting pursuant to guidelines established by the fund’s Board of Trustees, has determined to be of minimal credit risk and comparable quality. Securities in the highest rating category and their unrated equivalents are referred to as “First Tier” securities. Securities in the second-highest rating category and their equivalents are referred to as “Second Tier” securities;

•	corporate obligations maturing in 397 days or less which at the date of investment are rated in the highest rating category by any NRSRO (such as “Aaa” by Moody’s or “AAA” by Standard & Poor’s);
•	corporate obligations maturing in 45 days or less which at the date of investment are rated in the second highest rating category by any NRSRO (such as “Aa” by Moody’s or “AA” by Standard & Poor’s);
•	short-term obligations issued by state and local governmental issuers;
•

securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

•	repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the fund and the note issuer. The subadvisor monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadvisor will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the fund’s investments in First Tier securities will mature in 397 days or less and the fund’s investments in Second Tier securities will mature in 45 days or less. The fund maintains a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less. Unlike the fund’s weighted average maturity, the fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the fund. By limiting the maturity of its investments, the fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the fund invests only in securities which the fund’s Board of Trustees determines to present minimal credit risks and which at the time of purchase are “eligible securities” as defined by Rule 2a-7 under the 1940 Act.

The fund may invest up to 20% of its total assets in any of the U.S. dollar-denominated foreign securities described above. The fund will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. The fund may not invest more than 3% of its total assets in Second Tier securities or more than 0.50% in Second Tier securities of a single issuer. The fund is not authorized to enter into mortgage dollar rolls or warrants.

The fund seeks to maintain a stable net asset value (“NAV”) per share of $1.00.

The fund generally expects to declare and pay dividends from net investment income on a daily basis on each share class as long as the income attributable to a class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in the current investment environment of low interest rates, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Multiclass Pricing; Rule 12b-1 Plans” in the prospectus.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, the fund could lose money if a security purchased by the fund is downgraded and the fund must sell the security at less than the cost of the security. There is no assurance that the fund will be able to maintain a constant per share NAV of $1.00.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	1.18% (Quarter ended 9/30/2006)	Worst Quarter:	0.00% (Quarter ended 12/31/2012)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	0.01%	0.41%	1.50%	6/15/1985
Series II	0.01%	0.34%	1.36%	1/28/2002

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MONEY MARKET TRUST B

Investment Objective

To obtain maximum current income consistent with preservation of principal and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series NAV	0.50%	0.00%	0.03%	0.53%	–0.25%	0.28%

1The Advisor has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the fund’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A fund’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund’s business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at this time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series NAV	$29	$118	$245	$614

Principal Investment Strategies

Under normal market conditions, the fund invests in high quality, U.S. dollar-denominated money market instruments.

The subadvisor may invest the fund’s assets in high quality, U.S. dollar-denominated money market instruments of the following types:

•

obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (“U.S. Government Securities”), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the fund must be payable in U.S. dollars);

•

certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers’ acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million (or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

•

commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization (NRSRO) (such as “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by Standard & Poor’s) or, if not rated, is issued by a company which the subadvisor acting pursuant to guidelines established by the fund’s Board of Trustees, has determined to be of minimal credit risk and comparable quality. Securities in the highest rating category and their unrated equivalents are referred to as “First Tier” securities. Securities in the second-highest rating category and their equivalents are referred to as “Second Tier” securities;

•	corporate obligations maturing in 397 days or less which at the date of investment are rated in the highest rating category by any NRSRO (such as “Aaa” by Moody’s or “AAA” by Standard & Poor’s);
•	corporate obligations maturing in 45 days or less which at the date of investment are rated in the second highest rating category by any NRSRO (such as “Aa” by Moody’s or “AA” by Standard & Poor’s);
•	short-term obligations issued by state and local governmental issuers;
•

securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

•	repurchase agreements with respect to any of the foregoing obligations.

Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the fund and the note issuer. The subadvisor monitors the creditworthiness of the note issuer and its earning power and cash flow. The subadvisor will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

All of the fund’s investments in First Tier securities will mature in 397 days or less and the fund’s investments in Second Tier securities will mature in 45 days or less. The fund maintains a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less. Unlike the fund’s weighted average maturity, the fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the fund. By limiting the maturity of its investments, the fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the fund invests only in securities which the fund’s Board of Trustees determines to present minimal credit risks and which at the time of purchase are “eligible securities” as defined by Rule 2a-7 under the 1940 Act.

The fund may invest up to 20% of its total assets in any of the U.S. dollar-denominated foreign securities described above. The fund will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. The fund may not invest more than 3% of its total assets in Second Tier securities or more than 0.50% in Second Tier securities of a single issuer. The fund is not authorized to enter into mortgage dollar rolls or warrants.

The fund seeks to maintain a stable net asset value (“NAV”) per share of $1.00.

The fund generally expects to declare and pay dividends from net investment income on a daily basis on each share class as long as the income attributable to a class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in the current investment environment of low interest rates, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Multiclass Pricing; Rule 12b-1 Plans” in the prospectus.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, the fund could lose money if a security purchased by the fund is downgraded and the fund must sell the security at less than the cost of the security. There is no assurance that the fund will be able to maintain a constant per share NAV of $1.00.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. For periods prior to the inception date of the fund, performance shown is the actual performance of the sole share class of the fund’s predecessor fund. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	1.25% (Quarter ended 9/30/2006)	Worst Quarter:	0.00% (Quarter ended 3/31/2012)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series NAV	0.05%	0.55%	1.71%	3/28/1986

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

MUTUAL SHARES TRUST

Investment Objective

To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee[1]	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.92%	0.05%	0.06%	1.03%
Series II2	0.92%	0.25%	0.06%	1.23%
Series NAV	0.92%	0.00%	0.06%	0.98%

1The management fee has been restated to reflect contractual changes to the Advisory Agreement.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$105	$328	$569	$1,259
Series II	$125	$390	$676	$1,489
Series NAV	$100	$312	$542	$1,201

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in equity securities (including convertible securities or securities the subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the fund invests primarily in:

•	Undervalued Securities. Securities the subadvisor believes are trading at a discount to intrinsic value.

And, to a lesser extent, the fund also invests in:

•

Merger Arbitrage Securities and Distressed Companies. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

In pursuit of its value-oriented strategy, the fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the fund invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion to significant amount in smaller companies. The fund may invest up to 35% of its assets in foreign securities including sovereign debt and participations in foreign government debt.

The fund’s investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the fund, in effect, steps into the shoes of the lender. If the loan is secured, the fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The fund generally makes such investments to achieve capital appreciation rather than to seek income. When engaging in an arbitrage strategy, the fund typically buys one security while at the same time selling short another security. The fund generally buys the security that the subadvisor believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadvisor believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the fund attempts to profit from a perceived relationship between the values of the two securities. The fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

The subadvisor employs a research driven, fundamental value strategy for the fund. In choosing equity investments, the subadvisor focuses on the market price of a company’s securities relative to the subadvisor’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadvisor’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The subadvisor examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The fund may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, a fund typically buys one security while at the same time selling short another security. Such fund generally buys the security that the manager believes is either cheap relative to the price of the other security or otherwise undervalued, and sell short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, a fund attempts to profit from a perceived relationship between the values of the two securities. The fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Arbitrage securities and distressed companies risk A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the fund.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Distressed investments risk Many distressed investments, including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, are not publicly traded and may involve a substantial degree of risk.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	17.31% (Quarter ended 6/30/2009)	Worst Quarter:	–21.42% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	14.13%	–0.09%	–0.87%	1/28/2008
Series NAV	14.08%	–0.05%	–0.84%	5/1/2007
S&P 500 Index	16.00%	1.66%	1.53%	5/1/2007

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Franklin Mutual Advisers, LLC

Peter Langerman. President, Chief Executive Officer; managed fund since 2007.
F. David Segal, CFA. Co-Portfolio Manager; managed fund since 2007.
Deborah A. Turner, CFA. Assistant Portfolio Manager; managed fund since 2007.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

NATURAL RESOURCES TRUST

Investment Objective

To seek long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	1.00%	0.05%	0.08%	1.13%
Series II	1.00%	0.25%	0.08%	1.33%
Series NAV	1.00%	0.00%	0.08%	1.08%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$115	$359	$622	$1,375
Series II	$135	$421	$729	$1,601
Series NAV	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals and other natural resources, or supply goods and services to such companies.

The fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The fund invests in three major sectors: (1) energy, (2) metals and mining and (3) other natural resource-based companies, which are described below.

Energy. The energy sector includes companies engaged in exploration, production, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

Metals and Mining. The metals and mining sector includes companies engaged in the exploration, production, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer and miscellaneous raw materials and other commodities not included in the sectors above. This may include forest products such as timber, pulp and paper product companies.

The fund may invest without limitation in foreign securities, including emerging markets. The fund utilizes currency forwards and other currency hedging transactions in an effort to protect the value of the fund’s assets when a subadvisor deems it advisable to do so. The fund also may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. Under normal market conditions, the fund is fully invested.

Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors for the portion of the fund Wellington manages. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management’s analysis is understanding the economic and political dynamics of each of these countries.

Wellington Management utilizes fundamental research to identify companies with attractive growth prospects, assets and relative values. Wellington Management also considers the volatility and ranges of commodity prices in seeking opportunities to buy or sell securities at attractive prices relative to a company’s potential over a longer investment cycle. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the fund on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

In evaluating investments for the portion of the fund RS Investments manages, RS Investments’ investment team conducts fundamental analysis focused on the following factors: supply cost curve of a given commodity, asset location along that curve to identify “advantaged assets,” inventory of future projects which provide the basis for future value creation, management team quality to determine capital allocation discipline and history of value creation, and country risk. RS Investments’ investment team believes that investments in the securities of advantaged producers run by capable management teams can create value for long-term investors independent of commodity prices. Valuation is an important part of the investment process. RS Investments’ investment team seeks to purchase securities in companies with these characteristics when the investment team believes the price reflects a limited possibility of permanent capital impairment.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Commodity risk The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation and other factors.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk Because the fund may focus on one or more industry or sector of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Natural resources risk The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

The Combined Index is comprised of 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

Calendar year total returns for Series I:

Best Quarter:	26.69% (Quarter ended 6/30/2009)	Worst Quarter:	–36.61% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	0.52%	–6.59%	12.85%	5/5/2003
Series II	0.22%	–6.80%	12.61%	5/5/2003
Series NAV	0.58%	–6.56%	12.89%	2/28/2005
MSCI World Energy Index (gross of foreign withholding taxes on dividends)*	2.50%	–1.67%	12.03%	5/5/2003
MSCI World Metals & Mining Index (gross of foreign withholding taxes on dividends)*	1.14%	–5.84%	15.05%	5/5/2003
MSCI World Paper & Forest Products Index (gross of foreign withholding taxes on dividends)* (former benchmark)	20.98%	–3.35%	2.19%	5/5/2003
Combined Index (New)	2.29%	–2.88%	13.68%	5/5/2003
Combined Index (Old)	4.13%	–2.45%	12.48%	5/5/2003

*Prior to July 16, 2012, the fund compared its performance to 60% MSCI World Energy/ 30% MSCI World Metals & Mining/ 10% MSCI World Paper & Forest Products Combined Index. After this date, the fund replaced this index with the 60% MSCI World Energy/ 40% MSCI World Metals & Mining Combined Index, which better reflects the subadvisors’ outlook on the fund’s investments and allocations to natural resources sectors.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
RS Investment Management Co. LLC

MacKenzie B. Davis, CFA. Member of the RS Value and Hard Assets Teams since 2004; managed fund since 2012.
Andrew P. Pilara, Jr. Member of the RS Value and Hard Assets Teams since 1993; managed fund since 2012.
Kenneth L. Settles, Jr., CFA. Member of the RS Value and Hard Assets Teams since 2006; managed fund since 2012.

Wellington Management Company, LLP	Jay Bhutani. Director and Global Industry Analyst; managed fund since 2009. John C. O’Toole, CFA. Senior Vice President and Global Industry Analyst; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

NEW INCOME TRUST

Investment Objective

To seek a high level of current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I2	0.61%	0.05%	0.04%	0.01%	0.71%
Series II2	0.61%	0.25%	0.04%	0.01%	0.91%
Series NAV	0.61%	0.00%	0.04%	0.01%	0.66%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$73	$227	$395	$883
Series II	$93	$290	$504	$1,120
Series NAV	$67	$211	$368	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The fund will invest at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations (CMOs), Treasury inflation protected securities, and other securities, including, on occasion, equities.

Eighty percent (80%) of the debt securities purchased by the fund will be rated investment grade (AAA, AA, A, BBB, or equivalent) by each of the major credit rating agencies (Standard & Poor’s, Moody’s, and Fitch) that have assigned a rating to the security or if the security is unrated, be deemed to be of investment-grade quality by T. Rowe Price. Up to 15% of the fund’s total assets may be invested in “split-rated securities,” or those rated investment grade by at least one rating agency but below investment grade by others.

In addition, the fund may invest up to 5% of its total assets in below investment grade securities (commonly known as “junk bonds”). The fund has considerable flexibility in seeking high yield securities. There are no maturity restrictions, so the fund can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio’s weighted average maturity is expected to be between four and fifteen years. In addition, when there is a large yield difference between the various quality levels, the fund may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues.

In keeping with the fund’s objective, it may also invest in other securities, and use futures, options, swaps and foreign currency forward contracts.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Active management of the portfolio can result in bonds being sold at gains or losses. However, over the long term, the fund seeks to achieve its objective by investing primarily in income-producing securities that possess what the subadvisor believes are favorable total return (income plus changes in principal) characteristics.

In pursuing its investment strategy, the subadvisor has the discretion to purchase some securities that do not meet the fund’s normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These situations might arise when the subadvisor believes a security could increase in value for a variety of reasons, including a change in management, a debt restructuring or other extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may also hold a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, rated in the two highest rating categories or equivalent ratings as determined by the subadvisor, maturing in one year or less. The fund may invest cash reserves in U.S. dollars and foreign currencies.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, without limitation, investing in foreign currency forward contracts, foreign currency swaps, futures contracts and options.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future. Effective May 3, 2010, the fund changed its investment polices to reduce exposure to equities, high yield and foreign bonds.

Calendar year total returns for Series NAV:

Best Quarter:	9.13% (Quarter ended 6/30/2009)	Worst Quarter:	–5.13% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series NAV	5.91%	5.14%	5.73%	10/24/2005
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.83%	10/24/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	Daniel O. Shackelford. Vice President; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

REAL ESTATE SECURITIES TRUST

Investment Objective

To seek to achieve a combination of long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.70%	0.05%	0.04%	0.79%
Series II	0.70%	0.25%	0.04%	0.99%
Series NAV	0.70%	0.00%	0.04%	0.74%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$81	$252	$439	$978
Series II	$101	$315	$547	$1,213
Series NAV	$76	$237	$411	$918

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the subadvisor, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

The subadvisor looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, the subadvisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the fund may invest. Its analysis also includes the companies’ management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the subadvisor believes will be the most profitable to the fund. The subadvisor also considers the effect of the real estate securities markets in general when making investment decisions. The subadvisor does not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the subadvisor chooses to sell a security because it believes that one or more of the following is true:

•	A security is not fulfilling its investment purpose;
•	A security has reached its optimum valuation; or
•	A particular company or general economic conditions have changed.

Based on its recent practices, the subadvisor expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

When the subadvisor believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the fund’s cash assets remain liquid while performing more like stocks.)

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	32.43% (Quarter ended 9/30/2009)	Worst Quarter:	–39.92% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	17.26%	5.51%	12.09%	4/30/1987
Series II	17.09%	5.31%	11.88%	1/28/2002
Series NAV	17.33%	5.57%	12.15%	2/28/2005
MSCI U.S. REIT Index	17.77%	5.58%	11.58%	4/30/1987

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Deutsche Investment Management Americas Inc.

Jerry W. Ehlinger, CFA. Managing Director, Lead Portfolio Manager, Head of Americas Real Estate Securities; managed fund since 2004.
John F. Robertson, CFA. Managing Director, Global Head of Real Estate and Infrastructure Securities; managed fund since 1997.
John W. Vojticek. Managing Director, CIO and Global Portfolio Manager of Real Estate and Infrastructure Securities; managed fund since 1996.

Sub-Subadvisor:	RREEF America L.L.C.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

REAL RETURN BOND TRUST

Investment Objective

To seek maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses[1]	Total fund operating expenses
Series I	0.70%	0.05%	0.23%	0.98%
Series II	0.70%	0.25%	0.23%	1.18%
Series NAV	0.70%	0.00%	0.23%	0.93%

1“Other Expenses” reflect interest expense resulting from the Fund’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Fund expense for the accounting purposes. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.10%.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$100	$312	$542	$1,201
Series II	$120	$375	$649	$1,432
Series NAV	$95	$296	$515	$1,143

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The types of fixed-income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	corporate debt securities of U.S. and foreign issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued by both governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	bank capital and trust preferred securities;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	repurchase agreements and reverse repurchase agreements;
•	obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The fund invests primarily in investment-grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the subadvisor to be of comparable quality. The fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest in baskets of foreign currencies (such as the Euro) and direct currency. The fund will normally limit its foreign currency exposure (from foreign dollar-denominated securities or foreign currencies) to 20% of its total assets. The fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The effective duration of this fund normally varies within three years (plus or minus) of the duration of the benchmark, as calculated by PIMCO.

The fund may invest up to 10% of its total assets in preferred stocks.

The fund may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

The fund may make short sales of a security including short sales “against the box.”

The fund may:

•	purchase and sell options on domestic and foreign securities, securities indexes and currencies,
•	purchase and sell futures and options on futures,
•	purchase and sell currency or securities on a forward basis, and
•	enter into interest rate, index, equity, total return, currency, and credit default swap agreements.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Inverse floating rate securities Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating rate securities.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	6.26% (Quarter ended 3/31/2009)	Worst Quarter:	–8.12% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	8.86%	7.06%	6.42%	5/5/2003
Series II	8.58%	6.84%	6.20%	5/5/2003
Series NAV	8.86%	7.09%	6.44%	2/28/2005
Barclays U.S. TIPS Index	6.98%	7.04%	6.62%	5/5/2003

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Pacific Investment Management Company LLC	Mihir Worah. Managing Director and Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SCIENCE & TECHNOLOGY TRUST

Investment Objective

To seek long-term growth of capital. Current income is incidental to the fund’s objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	1.05%	0.05%	0.06%	0.01%	1.17%
Series II	1.05%	0.25%	0.06%	0.01%	1.37%
Series NAV	1.05%	0.00%	0.06%	0.01%	1.12%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$119	$372	$644	$1,420
Series II	$139	$434	$750	$1,646
Series NAV	$114	$356	$617	$1,363

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

The fund employs a multi-manager approach with two subadvisors, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that the subadvisors manage the following portions of the fund:

50%* T. Rowe Price Associates, Inc. (“T. Rowe Price”)

50%* Allianz Global Investors U.S. LLC (“AGI US”) (formerly, RCM Capital Management LLC)

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each subadvisor will vary.

This allocation methodology may change in the future.

Some industries likely to be represented in the fund include:

•	information technology including hardware, software, semiconductors and technology equipment
•	telecommunications equipment and services
•	media including advertising, broadcasting, cable and satellite, movies, entertainment, publishing and information services
•	environmental services
•	internet commerce and advertising
•	life sciences and health care, including pharmaceuticals, health care equipment and services, and biotechnology
•	chemicals and synthetic materials
•	defense and aerospace
•	alternative energy

While most of the fund’s assets are invested in U.S. common stocks, the fund may also purchase other types of securities, including U.S. dollar- and foreign currency-denominated foreign securities, convertible stocks and bonds, and warrants, and use futures and options, in keeping with the fund’s investment objectives.

Stock selection for the fund generally reflects a growth approach based on an assessment of a company’s fundamental prospects for above-average earnings, rather than on a company’s size. As a result, fund holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records. The fund may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable companies through IPOs.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. dollar- and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

In managing its portion of the fund, AGI US may enter into short sales including short sales against the box.

In pursuing the fund’s investment objective, each subadvisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when a subadvisor believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	23.51% (Quarter ended 6/30/2009)	Worst Quarter:	–25.14% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	10.45%	3.02%	8.53%	1/1/1997
Series II	10.23%	2.81%	8.35%	1/28/2002
Series NAV	10.54%	3.07%	8.58%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	1/1/1997
Lipper Science and Technology Index	14.52%	2.33%	8.79%	1/1/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Allianz Global Investors U.S. LLC (formerly, RCM Capital Management LLC)	Walter C. Price. Managing Director, Senior Analyst and Co-Portfolio Manager; managed fund since 2006. Huachen Chen. Senior Portfolio Manager and Co-Portfolio Manager; managed fund since 2006.

T. Rowe Price Associates, Inc.	Ken Allen. Vice President; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SHORT TERM GOVERNMENT INCOME TRUST

Investment Objective

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.56%	0.05%	0.04%	0.65%
Series II	0.56%	0.25%	0.04%	0.85%
Series NAV	0.56%	0.00%	0.04%	0.60%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$66	$208	$362	$810
Series II	$87	$271	$471	$1,049
Series NAV	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the fund’s effective duration is no more than three years.

U.S. government securities may be supported by:

•	The full faith and credit of the United States government, such as Treasury bills, notes and bonds, and Government National Mortgage Association Certificates.
•	The right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation.
•	The credit of the instrumentality, such as obligations of the Federal National Mortgage Association.

The fund may invest in higher-risk securities, including U.S. dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of its net assets in foreign governmental high yield securities (junk bonds) rated as low as B and their unrated equivalents.

In managing the portfolio of the fund, the subadvisor considers interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high yield bonds often respond to market movements differently from U.S. government bonds, the fund may use them to manage volatility.

The fund may invest in mortgage-related securities and Treasury futures to protect against adverse changes and manage risks.

The fund may invest in other investment companies, including exchange traded funds (“ETFs”), and engage in short sales.

Under normal circumstances, the fund’s effective duration is no more than three years which means that the fund may purchase securities with a duration of greater than three years, as long as the fund’s average duration does not exceed three years.

The fund may trade securities actively which could increase transaction costs (thus lowering performance).

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	1.87% (Quarter ended 6/30/2010)	Worst Quarter:	–0.58% (Quarter ended 12/31/2010)

Average Annual Total Returns for period ended 12/31/2012

	One	Since	Date of
	Year	Inception	Inception
Series I	1.21%	2.29%	4/30/2010
Series II	1.01%	2.16%	4/30/2010
Series NAV	1.18%	2.31%	1/2/2009
Barclays U.S. Government 1-5 Year Index	0.97%	2.17%	1/2/2009

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Howard C. Greene. Senior Vice President; managed fund since 2008. Jeffrey N. Given. Vice President; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL CAP GROWTH TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	1.06%	0.05%	0.05%	1.16%
Series II	1.06%	0.25%	0.05%	1.36%
Series NAV	1.06%	0.00%	0.05%	1.11%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$118	$368	$638	$1,409
Series II	$138	$431	$745	$1,635
Series NAV	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($6.1 billion as of February 28, 2013) or the S&P SmallCap 600 Index ($4 billion as of February 28, 2013).

The fund invests in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings. Market capitalizations of companies in the indices change over time; however, the fund will not sell a security just because a company has grown to a market capitalization outside the maximum range of the indices.

The subadvisor selects stocks using a combination of quantitative screens and bottom-up, fundamental security research. Quantitative screening seeks to narrow the list of small capitalization companies and to identify a group of companies with strong revenue growth and accelerating earnings. Fundamental equity research seeks to identify individual companies from that group with a higher potential for earnings growth and capital appreciation.

The subadvisor looks for companies based on a combination of criteria including one or more of the following:

•	Improving market shares and positive financial trends;
•	Superior management with significant equity ownership; and
•	Attractive valuations relative to earnings growth outlook.

The fund is likely to experience periods of higher turnover in portfolio securities because the subadvisor frequently adjusts the selection of companies and/or their position size based on these criteria. The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and therefore may vary significantly from its benchmark. The fund may invest up to 25% of its total assets in foreign securities, including emerging market securities. The fund may invest significantly in the information technology sector.

Except as otherwise stated under “Additional Information About the Funds — Temporary Defensive Investing,” the fund normally has 10% or less (usually lower) of its total assets in cash and cash equivalents.

The fund may invest in Initial Public Offerings (IPOs). The fund may also purchase each of the following types of securities:

U.S dollar-denominated foreign securities and certain exchange-traded funds (ETFs).

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Information technology risk The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	26.55% (Quarter ended 6/30/2003)	Worst Quarter:	–24.23% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	16.47%	1.47%	10.26%	4/29/2005
Series II	16.29%	1.27%	10.09%	4/29/2005
Series NAV	16.52%	1.52%	10.30%	4/29/2005
Russell 2000 Growth Index	14.59%	3.49%	9.80%	4/29/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP

Steven C. Angeli, CFA. Senior Vice President and Equity Portfolio Manager; managed fund since 2003.
Mario E. Abularach, CFA. Senior Vice President and Equity Research Analyst; managed fund since 2006.
Stephen Mortimer. Senior Vice President and Equity Portfolio Manager; managed fund since 2006.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL CAP INDEX TRUST

Investment Objective

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses	Contractual expense reimbursement[2]	Net fund operating expenses
Series I	0.48%	0.05%	0.03%	0.08%	0.64%	–0.05%	0.59%
Series II	0.48%	0.25%	0.03%	0.08%	0.84%	–0.05%	0.79%
Series NAV	0.48%	0.00%	0.03%	0.08%	0.59%	–0.05%	0.54%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2The Advisor has contractually agreed to waive its management fee by 0.05% as a percentage of the fund’s average annual net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$60	$195	$346	$788
Series II	$81	$258	$456	$1,027
Series NAV	$55	$179	$319	$728

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the index. As of February 28, 2013, the market capitalizations of companies included in the Russell 2000 Index ranged from less than $1 million to $6.1 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Russell 2000 Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) by holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	22.77% (Quarter ended 6/30/2003)	Worst Quarter:	–26.09% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	16.10%	3.30%	9.17%	5/2/2000
Series II	15.82%	3.09%	8.94%	1/28/2002
Series NAV	16.06%	3.34%	9.21%	4/29/2005
Russell 2000 Index	16.35%	3.56%	9.72%	5/2/2000

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Carson Jen. Senior Managing Director and Senior Portfolio Manager; managed fund since 2000. Narayan Ramani. Managing Director and Senior Portfolio Manager; managed fund since 2000.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL CAP OPPORTUNITIES TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses	Contractual expense reimbursement[2]	Net fund operating expenses
Series I	1.00%	0.05%	0.06%	0.05%	1.16%	–0.09%	1.07%
Series II	1.00%	0.25%	0.06%	0.05%	1.36%	–0.09%	1.27%
Series NAV	1.00%	0.00%	0.06%	0.05%	1.11%	–0.09%	1.02%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2The Advisor has contractually agreed to waive its advisory fees so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$109	$350	$620	$1,391
Series II	$129	$412	$727	$1,618
Series NAV	$104	$334	$593	$1,334

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The fund has two subadvisors: Invesco Advisers, Inc. (“Invesco”) and Dimensional Fund Advisors LP (“Dimensional” or “DFA”). Each subadvisor’s investment strategy is described below.

The fund will be rebalanced periodically so that the subadvisors manage the following portions of the fund:

50% Invesco

50% Dimensional

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each subadvisor will vary.

Invesco

Invesco will manage its portion of the fund’s assets (the “Invesco Subadvised Assets”) as follows:

Under normal market conditions, Invesco invests at least 80% of the Invesco Subadvised Assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Invesco considers small-capitalization companies to be those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of February 28, 2013, the capitalization of companies in the Russell 2000 Index range from less than $1 million to $6.1 billion.

Invesco considers selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase (i.e., the projected price level as stated by an investment analyst) is exceeded or a change in technical outlook indicates poor relative strength.

The Invesco Subadvised Assets may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund’s direct investments, and may include warrants, futures, options, exchange-traded funds (ETFs) and American Depositary Receipts. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. Options and index futures may be used to equitize cash and for other liquidity purposes in special situations.

Invesco attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace. Under normal conditions, the top 10 holdings may comprise up to 25% of the Invesco Subadvised Assets.

In selecting investments, Invesco utilizes a disciplined portfolio construction process that aligns the fund with the S&P SmallCap 600 Index, which Invesco believes represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis:

>

Fundamental analysis involves building a series of financial models (tools to analyze stock), as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

>	Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
>

Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength (the price of stock in comparison to the rest of the market), trading volume characteristics, and trend analysis (using past data to predict future movement of stock) are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

Invesco may invest up to 25% of the Invesco Subadvised Assets in foreign securities. The fund’s investments in foreign securities may include direct investments in foreign currency-denominated securities traded outside of the U.S.

Invesco may invest up to 15% of the Invesco Subadvised Assets in real estate investment trusts (“REITs”).

Dimensional

DFA will manage its portion of the fund’s assets (the “DFA Subadvised Assets”) as follows:

DFA generally will invest the DFA Subadvised Assets in a broad and diverse group of common stocks of small and mid cap companies traded on a U.S. national securities exchange or on the over-the counter market that DFA determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book-to-market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. As of the date of this Prospectus, DFA considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. DFA uses a market capitalization weighted approach in weighing portfolio securities. See “Market Capitalization Weighted Approach” below. DFA does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

DFA may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the DFA Subadvised Assets. In addition, DFA may sell portfolio securities when their book-to-market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the DFA Subadvised Assets. However, DFA may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers’ book-to-market ratios.

The total market capitalization ranges, and the value criteria used by DFA for the DFA Subadvised Assets, as described above, generally apply at the time of purchase. DFA will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, DFA is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in DFA’s judgment, circumstances warrant their sale.

DFA may use derivatives such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. DFA may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. DFA may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.

Market Capitalization Weighted Approach

The strategy used by DFA in managing the DFA Subadvised Assets involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by DFA for a variety of reasons. DFA may consider such factors as free float, momentum, liquidity management, and expected profitability, as well as other factors determined to be appropriate by DFA given market conditions. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. DFA may deviate from market capitalization weighting to limit or fix the exposure of the DFA Subadvised Assets to a particular issuer to a maximum proportion of the assets of the DFA Subadvised Assets. DFA may exclude the stock of a company that meets applicable market capitalization criteria if DFA determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	26.43% (Quarter ended 6/30/2009)	Worst Quarter:	–26.09% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series I	16.84%	2.59%	8.51%	5/5/2003
Series II	16.61%	2.38%	8.29%	5/5/2003
Series NAV	16.88%	2.64%	8.55%	2/28/2005
Russell 2000 Value Index	18.05%	3.55%	9.42%	5/5/2003
Russell 2000 Index	16.35%	3.56%	9.26%	5/5/2003

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Dimensional Fund Advisors LP

Joseph H. Chi, CFA. Senior Portfolio Manager and Vice President; managed fund since 2012.
Jed S. Fogdall. Senior Portfolio Manager and Vice President; managed fund since 2012.
Henry F. Gray. Head of Global Equity Trading and Vice President; managed fund since 2012.

Invesco Advisers, Inc.	Juliet Ellis. Lead Portfolio Manager; managed fund since 2008. Juan Hartsfield. Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL CAP VALUE TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	1.05%	0.05%	0.03%	0.15%	1.28%
Series II	1.05%	0.25%	0.03%	0.15%	1.48%
Series NAV	1.05%	0.00%	0.03%	0.15%	1.23%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$130	$406	$702	$1,545
Series II	$151	$468	$808	$1,768
Series NAV	$125	$390	$676	$1,489

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index ($6.1 billion as of February 28, 2013) or the S&P SmallCap 600 Index ($4 billion as of February 28, 2013).

The fund invests primarily in a diversified mix of common stocks of U.S. small-cap companies. The subadvisor employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify stocks the subadvisor believes have distinct value characteristics based on industry-specific valuation criteria. The subadvisor focuses on high quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market.

Fundamental research is then used to identify those companies demonstrating one or more of the following characteristics:

•	Sustainable competitive advantages within a market niche;
•	Strong profitability and free cash flows;
•	Strong market share positions and trends;
•	Quality of and share ownership by management; and
•	Financial structures that are more conservative than the relevant industry average.

The fund’s sector exposures are broadly diversified, but are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The fund may invest up to 15% of its total assets in foreign securities (with no more than 5% in emerging market securities). The fund may have significant investments in the financial services sector.

Except as otherwise stated under “Additional Information about the Funds — Temporary Defensive Investing,” the fund normally has 10% or less (usually lower) of its total assets invested in cash and cash equivalents.

The fund may invest in IPOs. The fund may also purchase each of the following types of securities: REITs or other real estate-related equity securities, U.S. dollar-denominated foreign securities and certain ETFs. For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. For periods prior to the inception of the fund, performance shown for each share class is the actual performance of the sole share class of the fund’s predecessor fund. This pre-inception performance for each of the Series I and Series II share classes has not been adjusted to reflect the Rule 12b-1 fees of that class and would be lower if it did. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	20.61% (Quarter ended 9/30/2009)	Worst Quarter:	–23.35% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Ten	Date of
	Year	Year	Year	Inception
Series I	15.63%	6.99%	11.86%	4/29/2005
Series II	15.50%	6.77%	11.69%	4/29/2005
Series NAV	15.78%	7.05%	11.91%	8/31/1999
Russell 2000 Value Index	18.05%	3.55%	9.50%	8/31/1999

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Wellington Management Company, LLP	Timothy J. McCormack, CFA. Senior Vice President and Equity Portfolio Manager; managed fund since 2002. Shaun F. Pedersen. Senior Vice President and Equity Portfolio Manager; managed fund since 2004.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL COMPANY GROWTH TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I1	1.00%	0.05%	0.08%	1.13%
Series II1	1.00%	0.25%	0.08%	1.33%
Series NAV	1.00%	0.00%	0.08%	1.08%

1For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$115	$359	$622	$1,375
Series II	$135	$421	$729	$1,601
Series NAV	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of February 28, 2013, the capitalizations of companies included in the Russell 2000 Index ranged from less than $1 million to $6.1 billion.

The fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic and derivative instruments, including futures and options. Options and index futures may be used to equitize cash and for other liquidity purposes in special situations. Synthetic instruments are investments that have economic characteristics similar to the fund’s direct investments and may include warrants, ETFs and American Depositary Receipts (ADRs). Synthetic and derivative instruments may have the effect of leveraging the fund’s portfolio. The fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase. The fund may also invest significantly in the information technology sector.

In selecting investments, the subadvisor utilizes a disciplined portfolio construction process that constrains the fund’s industry group weightings within a specific range versus the industry group weightings of the Russell 2000 Growth Index which the subadvisor believes represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis.

>

Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

>	Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.
>

Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

The subadvisor may consider selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Information technology risk The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	19.00% (Quarter ended 6/30/2009)	Worst Quarter:	–26.67% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One	Five	Since	Date of
	Year	Year	Inception	Inception
Series NAV	18.32%	3.38%	6.54%	10/24/2005
Russell 2000 Growth Index	14.59%	3.49%	5.98%	10/24/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Invesco Advisers, Inc.	Juliet Ellis. Lead Portfolio Manager; managed fund since 2005. Juan Hartsfield. Portfolio Manager; managed fund since 2005. Clay Manley. Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALL COMPANY VALUE TRUST

Investment Objective

To seek long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	1.04%	0.05%	0.04%	0.22%	1.35%
Series II	1.04%	0.25%	0.04%	0.22%	1.55%
Series NAV	1.04%	0.00%	0.04%	0.22%	1.30%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$137	$428	$739	$1,624
Series II	$158	$490	$845	$1,845
Series NAV	$132	$412	$713	$1,568

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index (less than $1 million to $6.1 billion as of February 28, 2013). The fund invests in small companies whose common stocks are believed to be undervalued. The market capitalization of the companies in the fund’s portfolio and the Russell 2000 Index changes over time, and the fund will not sell a stock just because the company has grown to a market capitalization outside the range. The fund may, on occasion, purchase companies with a market capitalization above the range.

Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadvisor’s in - house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

•	Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;
•	Low stock price relative to a company’s underlying asset values;
•	Above-average dividend yield relative to a company’s peers or its own historic norm;
•	A plan to improve the business through restructuring; and/or
•	A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, including real estate investment trusts (REITs) that pool money to invest in properties and mortgages, the fund may purchase other securities, including foreign securities (up to 20% of its total net assets), futures, and options. The fund may invest in fixed-income and convertible securities without restrictions on quality or rating, including up to 10% of total assets in non-investment-grade fixed-income securities (“junk bonds”). The fund’s fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (“bank loans”). These investments in bank loans will be made only in companies, municipalities or entities that meet the fund’s investment criteria. Direct investments in bank loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.

The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign currency-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The fund may also invest in options and enter into futures contracts.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	20.80% (Quarter ended 6/30/2009)	Worst Quarter:	–25.40% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	16.30%	5.43%	10.28%	10/1/1997
Series II	16.11%	5.21%	10.07%	1/28/2002
Series NAV	16.41%	5.48%	10.32%	2/28/2005
Russell 2000 Value Index	18.05%	3.55%	9.50%	10/1/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
T. Rowe Price Associates, Inc.	Preston G. Athey. Vice President; managed fund since 2001.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

SMALLER COMPANY GROWTH TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series I	1.07%	0.05%	0.06%	1.18%	–0.14%	1.04%
Series II	1.07%	0.25%	0.06%	1.38%	–0.14%	1.24%
Series NAV	1.07%	0.00%	0.06%	1.13%	–0.14%	0.99%

1The Advisor has contractually agreed to waive its advisory fees so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$106	$346	$621	$1,405
Series II	$126	$408	$727	$1,630
Series NAV	$101	$330	$594	$1,347

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The fund employs a multi-manager approach with three subadvisors, each of which employs its own investment approach and independently manages its portion of the fund. The Advisor may change the allocation of fund assets among the subadvisors at any time.

Under normal circumstances, the fund invests at least 80% of its assets in small cap equity securities.

The fund currently defines small cap equity securities as equity securities of companies with market capitalizations not exceeding $5.5 billion at the time of purchase. (The fund is not required to sell a security that has appreciated or depreciated outside this stated market capitalization range.) While the fund’s investments will generally consist of U.S.-traded securities, including American Depositary Receipts (“ADRs”), the fund may also invest in foreign securities and have exposure to foreign securities. The fund may also invest in IPOs.

The fund may buy or sell derivatives (such as index futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The fund may invest in exchange-traded funds (ETFs).

The portion of the fund managed by John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) will generally be invested in (a) common stocks included in the MSCI U.S. Small Cap Growth Index; and (b) securities which may or may not be included in the MSCI U.S. Small Cap Growth Index that John Hancock Asset Management (North America) believes as a group will behave in a manner similar to the index. As of February 28, 2013, the market capitalizations of companies included in the MSCI U.S. Small Cap Growth Index range from approximately $61 million to $42 billion.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	19.96% (Quarter ended 6/30/2009)	Worst Quarter:	–22.29% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series I	16.22%	10.81%	11/16/2009
Series II	15.98%	10.64%	11/16/2009
Series NAV	16.27%	10.85%	10/7/2008
Russell 2000 Growth Index	14.59%	12.21%	11/16/2009

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisors	Portfolio Managers
Frontier Capital Management Company, LLC	Michael A. Cavarretta. Portfolio Manager; managed fund since 2008. Peter G. Kuechle. Portfolio Manager; managed fund since 2010.
Perimeter Capital Management

Brian M. Crawford, CFA. Portfolio Manager; managed fund since 2012.
Mark D. Garfinkel, CFA. Portfolio Manager; managed fund since 2008.
Patrick W. Kirksey, CFA. Portfolio Manager; managed fund since 2012.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Carson Jen. Senior Managing Director and Senior Portfolio Manager; managed fund since 2008. Narayan Ramani. Managing Director and Senior Portfolio Manager; managed fund since 2008.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

STRATEGIC EQUITY ALLOCATION TRUST

Investment Objective

To seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. They are based on estimated expenses for the current fiscal year. The fees and expenses do not reflect fees and expenses for the variable insurance contracts and would be higher if they did. For more information on the fees of the variable insurance contracts see the contract prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I2	0.65%	0.05%	0.02%	0.01%	0.73%
Series II2	0.65%	0.25%	0.02%	0.01%	0.93%
Series NAV	0.65%	0.00%	0.02%	0.01%	0.68%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The example does not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and expenses would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$75	$233	$406	$906
Series II	$95	$296	$515	$1,143
Series NAV	$69	$218	$379	$847

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

The fund may invest in both developed and emerging markets. The fund’s investment in equity securities will vary both with respect to types of securities and markets in response to changing market and economic trends. The precise mix of securities will depend on the subadvisor’s outlook for the markets and generally reflect the subadvisor’s strategic asset allocation analysis and its assessment of the relative attractiveness of a particular asset class. When determining whether to invest in a particular market, the subadvisor considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.

The fund also may invest in exchange-traded funds and fixed-income securities, including, but not limited to:

•	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,
•	U.S. Treasury futures contracts,
•	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),
•	U.S. and foreign corporate bonds,
•	Foreign government and agency securities, and
•	Lower Rated Fixed Income Securities and High Yield Securities (also known as “junk bonds”).

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency. The fund may actively manage its exposure to foreign currencies through the use of foreign currency forward contracts and other currency derivatives. The fund may own foreign cash equivalents and foreign bank deposits as part of its investment strategy. The fund may invest in non-U.S. currencies for hedging and speculative purposes.

The fund will engage in derivatives transactions, including but not limited to, futures and options contracts, foreign currency forward contracts and swaps including credit default swaps and total return swaps. for hedging and nonhedging purposes including, without limitation, the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by the fund resulting from securities markets or currency exchange rate fluctuations,
•	to protect the fund’s unrealized gains in the value of its securities,
•	to facilitate the sale of the fund’s securities for investment purposes,
•	to manage the effective maturity or duration of the fund’s securities,
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular security or market,
•	to facilitate the repatriation of foreign currency and the settlement of purchases of foreign securities, and
•	to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, spot transactions, currency forwards, currency options or other over-the-counter derivatives contracts, or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund intends to invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to advser issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalization of companies changes over time.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

This section normally shows how a fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has not commenced operations as of the date of this Prospectus, there is no past performance to report.

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”)	Steve Medina. Senior Managing Director and Senior Portfolio Manager; managed the fund since 2012. Bob Boyda. Senior Managing Director and Senior Portfolio Manager; managed the fund since 2012.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

STRATEGIC INCOME OPPORTUNITIES TRUST

Investment Objective

To seek a high level of current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.65%	0.05%	0.09%	0.03%	0.82%
Series II	0.65%	0.25%	0.09%	0.03%	1.02%
Series NAV	0.65%	0.00%	0.09%	0.03%	0.77%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$84	$262	$455	$1,014
Series II	$104	$325	$563	$1,248
Series NAV	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds.

The fund may also invest in preferred stock and other types of debt securities.

Although the fund may invest up to 10% of its net assets in securities rated at the time of purchase as low as D (in default) by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or their unrated equivalents), it seeks to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund’s average maturity.

In managing the fund, the subadvisor allocates assets among the three major types of securities (U.S. government debt and mortgages; corporate debt — primarily high yield; and foreign debt — both government and corporate, including emerging markets)

based on analysis of economic factors, such as projected international interest rate movements, industry cycles and political trends. However, the subadvisor may invest up to 100% of the fund’s total assets in any one sector. Within each type of security, the subadvisor looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including restricted or illiquid securities and derivatives, which include futures contracts on securities, indices and foreign currency; options on futures contracts, securities, indices and foreign currency; interest rate, foreign currency and credit default swaps; and foreign currency forward contracts, in each case, for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards and options.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	9.61% (Quarter ended 6/30/2009)	Worst Quarter:	–8.83% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	12.86%	9.08%	7.65%	5/3/2004
Series II	12.61%	8.86%	7.43%	5/3/2004
Series NAV	12.95%	9.14%	7.69%	4/29/2005
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.52%	5/3/2004

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Daniel S. Janis III. Vice President; managed fund since 2004. John F. Iles. Vice President; managed fund since 2005. Thomas C. Goggins. Senior Portfolio Manager; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

TOTAL BOND MARKET TRUST B

Investment Objective

To seek to track the performance of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”) (which represents the U.S. investment grade bond market).

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses	Contractual expense reimbursement[1]	Net fund operating expenses
Series I2	0.47%	0.05%	0.04%	0.56%	–0.26%	0.30%
Series II2	0.47%	0.25%	0.04%	0.76%	–0.26%	0.50%
Series NAV	0.47%	0.00%	0.04%	0.51%	–0.26%	0.25%

1The Advisor has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the fund’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A fund’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund’s business. Under the agreement, the Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

2For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$31	$125	$259	$649
Series II	$51	$189	$369	$890
Series NAV	$26	$109	$231	$588

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays U.S. Aggregate Bond Index (the Barclays Index).

The fund is an index fund, which differs from actively managed funds. Actively managed funds seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. The fund is a passively managed fund that seeks to mirror the performance of its target index, minimizing performance differences over time.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. The fund attempts to match the performance of the Barclays Index by holding a representative sample of the securities that comprise the Barclays Index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly.

The fund is an intermediate term bond fund of high and medium credit quality that seek to track the performance of the Barclays Index, which broadly represents the U.S. investment grade bond market.

The subadvisor employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Barclays Index.

The Barclays Index consists of dollar-denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million, including:

•	U.S. Treasury and agency securities;
•	Asset-backed and mortgage-backed securities, including mortgage pass-through securities and commercial mortgage-backed securities (“CMBS”) and collateralized mortgage offerings (“CMOs”);
•	Corporate bonds, both U.S. and foreign (if dollar-denominated); and
•	Foreign government and agency securities (if dollar-denominated).

The subadvisor selects securities to match, as closely as practicable, the Barclays Index’s duration, cash flow, sector, credit quality, callability and other key performance characteristics.

The Barclays Index composition may change from time to time. The subadvisor will reflect those changes as soon as practicable.

The fund may purchase other types of securities that are not primary investment vehicles. These would include, for example, certain derivatives (investments whose value is based on indexes or other securities) such as futures contracts, interest-rate swaps and options.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” such as futures contracts, interest-rate swaps and options.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

TBA mortgage contracts TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. For periods prior to the inception date of the fund, performance shown is the actual performance of the sole share class of the fund’s predecessor fund and has not been adjusted to reflect the Rule 12b-1 fees of any class of shares. As a result, pre-inception performance of the fund may be higher than if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	4.46% (Quarter ended 12/31/2008)	Worst Quarter:	–2.52% (Quarter ended 6/30/2004)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	4.04%	6.04%	5.13%	11/5/2012
Series II	4.06%	6.04%	5.13%	11/5/2012
Series NAV	4.08%	6.04%	5.14%	4/30/1998
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	4/29/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Declaration Management & Research LLC	Peter Farley, CFA. Senior Vice President; managed fund since 2005. Joshua Kuhnert, CFA. Vice President; managed fund since 2009.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

TOTAL RETURN TRUST

Investment Objective

To seek maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.68%	0.05%	0.05%	0.78%
Series II	0.68%	0.25%	0.05%	0.98%
Series NAV	0.68%	0.00%	0.05%	0.73%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$80	$249	$433	$966
Series II	$100	$312	$542	$1,201
Series NAV	$75	$233	$406	$906

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

In selecting securities for the fund, the subadvisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the fund’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.

The types of fixed-income securities in which the fund may invest include the following securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and foreign issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued by both governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	bank capital and trust preferred securities;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	repurchase agreements and reverse repurchase agreements;
•	obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

The fund invests primarily in investment-grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the subadvisor to be of comparable quality (except that within such limitations, the fund may invest in mortgage-related securities rated below B). The fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest in baskets of foreign currencies (such as the euro) and direct currency. The fund will normally limit its foreign currency exposure (from foreign-currency denominated securities or currencies) to 20% of its total assets. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The fund may invest up to 10% of its total assets in preferred stocks, convertible securities, and other equity related securities.

The average portfolio duration of the fund normally varies within two years (plus or minus) of the duration of the benchmark index, as calculated by PIMCO.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

The fund may make short sales of a security, including short sales “against the box.”

The fund may:

•	purchase and sell options on domestic and foreign securities, securities indexes and currencies,
•	purchase and sell futures and options on futures,
•	purchase and sell currency or securities on a forward basis, and
•	enter into interest rate, index, equity, total return, currency, and credit default swap agreements.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Changing distribution levels risk The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Inverse floating rate securities Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating rate securities.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Hybrid instrument risk Hybrid instruments are potentially more volatile and carry greater market risk than traditional debt instruments. Hybrid instruments may bear interest or pay preferred dividends at below market rates and may be illiquid.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	6.13% (Quarter ended 6/30/2009)	Worst Quarter:	–3.56% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	8.49%	7.20%	6.04%	5/1/1999
Series II	8.28%	6.99%	5.84%	1/28/2002
Series NAV	8.57%	7.26%	6.09%	2/28/2005
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	5/1/1999

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Pacific Investment Management Company LLC	William H. Gross, CFA. Founder and Managing Director; managed fund since 1999.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

TOTAL STOCK MARKET INDEX TRUST

Investment Objective

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.49%	0.05%	0.03%	0.57%
Series II	0.49%	0.25%	0.03%	0.77%
Series NAV	0.49%	0.00%	0.03%	0.52%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$58	$183	$318	$714
Series II	$79	$246	$428	$954
Series NAV	$53	$167	$291	$653

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadvisor believes as a group will behave in a manner similar to the index. As of February 28, 2013, the market capitalizations of companies included in the Wilshire 5000 Total Market Index ranged from less than $1 million to $415.2 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the Wilshire 5000 Total Market Index by: (a) holding all, or a representative sample, of the securities that comprise that index; and/or (b) holding securities (which may or may not be included in the index) that the subadvisor believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and the subadvisor will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Index management risk Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	16.64% (Quarter ended 6/30/2009)	Worst Quarter:	–22.82% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	15.50%	1.90%	7.46%	5/2/2000
Series II	15.22%	1.69%	7.25%	1/28/2002
Series NAV	15.56%	1.95%	7.51%	4/29/2005
Wilshire 5000 Total Market Index	16.12%	2.23%	7.99%	5/2/2000

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Carson Jen. Senior Managing Director and Senior Portfolio Manager; managed fund since 2000. Narayan Ramani. Managing Director and Senior Portfolio Manager; managed fund since 2000.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ULTRA SHORT TERM BOND TRUST

Investment Objective

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.55%	0.05%	0.10%	0.70%
Series II	0.55%	0.25%	0.10%	0.90%
Series NAV	0.55%	0.00%	0.10%	0.65%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$72	$224	$390	$871
Series II	$92	$287	$498	$1,108
Series NAV	$66	$208	$362	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 196% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The fund may also invest in cash and cash equivalents.

Investment grade securities include securities that are rated in one of the four highest rating categories as determined by a nationally recognized statistical rating organization, such as Standard & Poor’s Ratings Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”) or Moody’s Investors Service (“Moody’s”), or are unrated securities determined by the subadvisor to be of comparable quality.

The fund may invest up to 20% of its net assets in securities that are rated BBB by S&P or Fitch, Baa by Moody’s, or unrated securities determined by the subadvisor to be of comparable quality. The fund may invest up to 20% of its net assets in foreign debt securities, including up to 5% of its nets assets in foreign debt securities that are denominated in a foreign currency.

Under normal circumstances, the fund’s dollar weighted average maturity will be two years or less and its duration will be one year or less. Up to 15% of the fund’s net assets may be invested in securities with maturities greater than three years.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use various hedging, derivatives and other strategic transactions described under “Additional Information about the Funds’ Principal Risks – Hedging, derivatives and other strategic transactions risk.”

The fund may invest in derivatives, including futures, currency forwards, options, swap contracts and other derivative instruments. The fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Principal Risks of Investing in the Fund

The fund is not a money market fund. The fund’s value will fluctuate and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Loan participations risk Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk and the risks of being a lender.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	0.41% (Quarter ended 3/31/2012)	Worst Quarter:	–0.32% (Quarter ended 9/30/2011)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Since Inception	Date of Inception
Series I	0.54%	0.21%	7/29/2010
Series II	0.37%	0.02%	7/29/2010
Series NAV	0.66%	0.25%	7/29/2010
Bank of America Merrill Lynch 6 Month Treasury Bill Index	0.17%	0.24%	7/29/2010

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Howard C. Greene. Senior Vice President; managed fund since 2010. Jeffrey N. Given. Vice President; managed fund since 2010.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

U.S. EQUITY TRUST

Investment Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.75%	0.05%	0.04%	0.84%
Series II	0.75%	0.25%	0.04%	1.04%
Series NAV	0.75%	0.00%	0.04%	0.79%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$86	$268	$466	$1,037
Series II	$106	$331	$574	$1,271
Series NAV	$81	$252	$439	$978

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The subadvisor seeks to achieve the fund’s objective by investing in equity investments or groups of equity investments that the subadvisor believes will provide higher returns than the Russell 3000 Index. Investments in equity securities include common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts.

The Russell 3000 Index is an independently maintained and published index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. This index represents approximately 98% of the investable U.S. equity market. As of February 28, 2013, the market capitalizations of companies included in the Russell 3000 Index ranged from less than $1 million to $414.5 billion.

The subadvisor employs an active investment management method, which means that securities are bought and sold according to the subadvisor’s evaluations of companies’ published financial information, securities prices, equity and bond markets and the overall economy. In selecting investments for the fund, the subadvisor may use a combination of investment methods to identify which stocks present positive relative return potential. Some of these methods evaluate individual stocks or a group of stocks based on the ratio of its price relative to historical financial information, including book value, cash flow and earnings, and to forecast financial information provided by industry analysts. These ratios can then be compared to industry or market averages to assess the relative attractiveness of the stock. Other methods focus on evaluating patterns of price movement or volatility of a stock or group of stocks relative to the investment universe. The subadvisor selects which methods to use, and in what combination, based on the subadvisor’s assessment of what combination is best positioned to meet the fund’s objective. The subadvisor may also adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The fund may make significant investments in certain sectors including the information technology and health care services sectors.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Health care services risk Health sciences industries may be affected by product obsolescence, thin capitalization and limited product lines, markets and financial resources or personnel challenges, legislative or regulatory activities affecting the sector, such as approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems and product liabilities.

Information technology risk The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation and general economic conditions.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Sector investing risk Because the fund may focus on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. Banks and financial services companies could suffer losses when interest rates fall or economic conditions deteriorate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV:

Best Quarter:	12.54% (Quarter ended 9/30/2010)	Worst Quarter:	–14.03% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Since Inception	Date of Inception
Series I	12.36%	2.71%	3.88%	11/5/2012
Series II	12.17%	2.68%	3.86%	11/5/2012
Series NAV	12.56%	2.75%	3.91%	10/24/2005
Russell 3000 Index	16.42%	2.04%	4.87%	10/24/2005

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Grantham, Mayo, Van Otterloo & Co. LLC	Dr. David Cowan. Co-Director of Quantitative Equity Division; managed fund since 2012. Dr. Thomas Hancock. Co-Director of Quantitative Equity Division; managed fund since 2005.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

UTILITIES TRUST

Investment Objective

To seek capital growth and current income (income above that available from the fund invested entirely in equity securities).

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Total fund operating expenses
Series I	0.82%	0.05%	0.10%	0.97%
Series II	0.82%	0.25%	0.10%	1.17%
Series NAV	0.82%	0.00%	0.10%	0.92%

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$99	$309	$536	$1,190
Series II	$119	$372	$644	$1,420
Series NAV	$94	$293	$509	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadvisor considers a company to be in the utilities industry if, at the time of investment, the subadvisor determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Companies in the utilities industry include: (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and (ii) companies engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television and other communications media (but not engaged in public broadcasting).

The fund primarily invests in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, but may also invest in corporate bonds and other debt instruments. The subadvisor may invest up to 20% of the fund’s net assets in lower rated debt instruments (commonly known as “junk bonds”). The fund may invest in companies of any size.

The subadvisor uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial conditions and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

The subadvisor may invest the fund’s assets in U.S. and foreign securities. The fund may invest up to 40% of its net assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts).

The fund may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

While the fund may use derivatives for any investment purpose, to the extent the subadvisor uses derivatives, the subadvisor expects to use derivatives primarily to increase or decrease currency exposure.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging markets risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of dispropor-tionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Utilities risk The fund’s performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The price of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	21.12% (Quarter ended 6/30/2009)	Worst Quarter:	–24.50% (Quarter ended 9/30/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	13.65%	2.54%	14.42%	4/30/2001
Series II	13.36%	2.34%	14.20%	1/28/2002
Series NAV	13.64%	2.59%	14.46%	4/29/2005
S&P 500 Index	16.00%	1.66%	7.10%	4/30/2001
S&P Utilities Sector Index	1.31%	1.03%	10.79%	4/30/2001

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Massachusetts Financial Services Company	Maura A. Shaughnessy. Investment Officer; managed fund since 2001.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

VALUE TRUST

Investment Objective

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if shares of the fund are held by separate accounts of certain John Hancock insurance companies that fund variable annuity and variable life insurance contracts. They are based on expenses incurred during the fund’s most recent fiscal year expressed as a percentage of the fund’s average net assets during the year. In subsequent periods, the fund’s expense ratio may increase due to decreases in fund assets attributable to redemptions and declines in portfolio valuation. The fees and expenses do not reflect fees and expenses of any separate account that may use the fund as its underlying investment medium and would be higher if they did.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management fee	Distribution and service (12b-1) fees	Other Expenses	Acquired Fund fees and expenses[1]	Total fund operating expenses
Series I	0.72%	0.05%	0.05%	0.01%	0.83%
Series II	0.72%	0.25%	0.05%	0.01%	1.03%
Series NAV	0.72%	0.00%	0.05%	0.01%	0.78%

1“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses”. The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

Examples. The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Series I	$85	$265	$460	$1,025
Series II	$105	$328	$569	$1,259
Series NAV	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index ($315 million to $42 billion as of February 28, 2013).

The fund invests at least 65% of its total assets in equity securities. These primarily include common stocks but may also include preferred stocks, convertible securities, rights, warrants and ADRs. The fund may invest without limit in ADRs and may invest up to 20% of its total assets in foreign equities (investments in ADRs are not foreign securities for the purposes of this limit and the fund may invest without limitation in ADRs). The fund may invest up to 15% of its net assets in REITs.

The subadvisor’s approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the Russell Midcap Value Index. Generally, medium market capitalization companies will consist primarily of those that the subadvisor believes are selling below their intrinsic value and offer the opportunity for growth of capital. The fund emphasizes a “value” style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The subadvisor may favor securities of companies that are in undervalued industries. The subadvisor may purchase stocks that do not pay dividends. The subadvisor may also invest the fund’s assets in companies with smaller or larger market capitalizations.

Principal Risks of Investing in the Fund

The fund is subject to risks, and you could lose money by investing in the fund. The principal risks of investing in the fund include:

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Real estate securities risk Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.

Past Performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I:

Best Quarter:	23.67% (Quarter ended 9/30/2009)	Worst Quarter:	–27.95% (Quarter ended 12/31/2008)

Average Annual Total Returns for period ended 12/31/2012

	One Year	Five Year	Ten Year	Date of Inception
Series I	17.42%	3.88%	11.04%	1/1/1997
Series II	17.18%	3.68%	10.84%	1/28/2002
Series NAV	17.50%	3.93%	11.08%	4/29/2005
Russell Mid Cap Value Index	18.51%	3.79%	10.63%	1/1/1997

Management

Investment Advisor: John Hancock Investment Management Services, LLC

Subadvisor	Portfolio Managers
Invesco Advisers, Inc.	Thomas Copper. Co-Lead Portfolio Manager; managed fund since 2005. John Mazanec. Co-Lead Portfolio Manager; managed fund since 2008. Sergio Marcheli. Portfolio Manager; managed fund since 2003.

Other Important Information Regarding the Fund

For important information about taxes and financial intermediary compensation, please turn to “Additional Information about the Funds” at page 379 of the Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Taxes

For federal income tax purposes, each of the funds is treated as a separate entity, intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet the diversification requirements that are applicable to mutual funds that serve as underlying investments for insurance company separate accounts. A fund that qualifies as a regulated investment company will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year (provided that it distributes at least 90% of its net investment income and net tax exempt interest income for the taxable year). Insurance company separate accounts, the principal shareholders of the funds, generally do not pay tax on dividends and capital gain distributions from the funds.

Because shares of the funds may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the funds will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.

Variable contract owners should consult with their own tax advisors as to the tax consequences of investments in the funds, including the application of state and local taxes.

More information about taxes is located in the SAI under the heading “Additional Information Concerning Taxes.”

Compensation of Financial Intermediaries

The funds are not sold directly to the general public but instead are offered as underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The source of funds for these payments to intermediaries may be the fees paid by the funds under their agreements with insurance and related companies for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to insurance and related companies may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Temporary Defensive Investing (applicable to all funds except Money Market Trust and Money Market Trust B)

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

OTHER PERMITTED INVESTMENTS BY THE FUNDS OF FUNDS

A fund of funds may directly:

•	Purchase U.S. government securities and short-term paper.
•

Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (the 1940 Act).

•

Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the advisor is not the same as, or affiliated with, the advisor to the fund, including ETFs.

•

Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

•

Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

•	Purchase securities of registered closed-end investment companies.
•	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

•

Make short sales of securities (borrow and sell securities not owned by the fund with the prior approval of the advisor’s Complex Securities Committee), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

•

Invest in “qualified” publicly traded partnerships and other publicly traded partnerships that at the time of investment the advisor believes will generate only good income for purposes of qualifying as a regulated investment company under the Code, including such publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the advisor’s Complex Securities Committee).

•	A fund of funds may directly invest in exchange traded notes (ETNs).

A fund of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. A fund of funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risk” in the Statement of Additional Information (SAI).

+The Funds of Funds are:

Each Lifestyle Trust

Each Lifestyle PS Series

Each Lifecycle Trust

Fundamental Holdings Trust

Global Diversification Trust

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Franklin Templeton Founding Allocation Trust

(Collectively the “Funds of Funds”)

ADDITIONAL INFORMATION ABOUT THE RISKS OF THE PS SERIES ASSET TRANSFER PROCESS

The Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) and the Bond PS Series are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”). The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and the Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and therefore limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset reallocations may result in large-scale asset flows into and out of, and may negatively affect the performance of the JHVIT Lifestyle PS Series, the Bond PS Series and the underlying funds in which the JHVIT Lifestyle PS Series invest.

Large-scale asset flows into and out of the Bond PS Series may negatively affect the fund’s expense ratios and performance by increasing its transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the Bond PS Series if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed-income securities are declining. Outflows may also increase the fund’s expense ratio. These asset reallocations may similarly affect the performance of the underlying funds in which the JHVIT Lifestyle PS Series invest.

As a result of large scale asset flows into and out of the JHVIT Lifestyle PS Series, the underlying funds in which the JHVIT Lifestyle PS Series invest, including the Bond PS Series, may also experience large-scale inflows and outflows. These flows may increase an underlying fund’s transaction costs and cause the fund to purchase or sell securities when it would not normally do so, which may negatively affect the underlying fund’s expense ratios and performance. It could be particularly disadvantageous for an underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Because the JHVIT Lifestyle PS Series bear their proportionate share of the transaction costs of the underlying funds, increased underlying fund expenses may indirectly negatively affect the performance of the JHVIT Lifestyle PS Series.

ADDITIONAL INFORMATION ABOUT THE FUNDS OF FUNDS’ PRINCIPAL RISKS

The principal risks of investing in each fund of funds are summarized in the description of that fund above. These risks are more fully described below. The risks are described in alphabetical order and not in order of importance. JHVIT’s Statement of Additional Information (the “SAI”) dated the same date as this prospectus contains further details about these risks as well as information about additional risks.

Active management risk

A fund is subject to management risk because it relies on the subadvisor’s ability to pursue the fund’s objective. The subadvisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadvisor to choose securities that perform better than securities that are included in the benchmark.

Commodity risk

Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange traded funds risk (“ETFs”)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees, which increase their costs.

Exchange-traded note (ETN) risk

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty credit risk and fixed income risk.

Fund of funds risk

A fund’s ability to achieve its investment objective will depend largely on the ability of the subadvisor to select the appropriate mix of Underlying Funds. In addition, achieving the fund’s objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds’ ability to meet their investment objectives. There can be no assurance that either the fund or the Underlying Funds will achieve their investment objectives. A fund is subject to the same risks as the Underlying Funds in which it invests. Each fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent that a fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a fund’s asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent a fund of funds utilizes hedging and other strategic transactions, it will be subject to the same risks.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Lifecycle risk

There is no guarantee that the subadvisor will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the fund is at or close to its designated retirement year or in its post-retirement stage.

Target allocation risk

The Lifecycle Trusts have target allocations between equity and fixed income securities. When this fund has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” Over time, as a fund gets closer to its target date, the fund’s asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under “Interest Rate Risk,” “Credit and Counterparty Risk” and “Lower Rated Fixed Income Securities Risk.” This change over time reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the fund may be a primary source of income for an investor after retirement.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

The principal risks of investing in each fund are summarized in the description of that fund above. These risks are more fully described below. The risks are described in alphabetical order and not in order of importance. The funds’ Statement of Additional Information dated the same date as this prospectus (the “SAI”) contains further details about these risks as well as information about additional risks.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The Dodd-Frank Wall Street Reform and Customer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the funds through: (i) provisions impacting the regulatory framework; (ii) provisions impacting the funds as investors; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systematically important” financial institutions; and (v) mandated studies that may have further effects on the funds. Such legislation may impact the funds in ways that are unforeseeable. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a fund’s portfolio holdings. Furthermore, volatile financial markets can expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Active management risk

A fund that relies on its manager’s ability to pursue the fund’s goal is subject to management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadvisor to choose securities that perform better than securities that are included in the benchmark.

Arbitrage securities and distressed companies risk

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Asset allocation risk

Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the sub-advisor may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

Changing distribution levels risk

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

As a result of market, interest rate and other circumstances, the amount of cash available for distribution and the fund’s distribution rate may vary or decline. The risk of variability and/or reduction in distribution levels is accentuated in the currently prevailing market and interest-rate circumstances. Interest rates available on investments have decreased as illustrated by the declines in effective yield on leading high yield bond indexes. In addition, as a result of these circumstances, many higher-yielding securities have been called by the issuers and refinanced with lower-yielding securities. Moreover, the fund’s investments in equity, equity-like, distressed and special situation securities may result in significant holdings that currently pay low or no income, but that the subadvisor believes represent positive long-term investment opportunities. A combination of the above factors has contributed to a significant decline in certain funds’ distributions rate effective in the last year.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing

U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated “Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s (S&P), or “determined” by a subadvisor to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Distressed investments risk

Distressed investments include loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and ask prices of such securities may be greater than normally expected. If the subadvisor’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, a fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the fund’s original investment.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisors to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadvisor believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange traded funds (“ETFs”) risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities, including those backed by the U.S. Treasury or the full faith and credit of the U.S. government, are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called “junk bonds”). The general risks of investing in these securities are as follows:

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Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

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Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

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Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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Dependence on subadvisor’s own credit analysis. While a subadvisor may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers.

Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include the suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging markets risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent a fund of funds utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Hybrid instrument risk

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.

Index management risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or sector investing risk

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Materials. Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Metals. The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Medium and smaller company risk.”

Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Loan participations risk

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadvisor’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

Lower-rated fixed-income securities risk

Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to the same risks as other fixed-income securities but have greater credit quality risk and may be considered speculative. In addition, lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not to the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations. A fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with a fund’s investment strategies or techniques may be more pronounced for these funds than for funds that are “diversified.”

Real estate securities risk

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;
•	Risks related to general and local economic conditions;
•	Possible lack of availability of mortgage funds;
•	Overbuilding;
•	Extended vacancies of properties;
•	Increased competition;
•	Increases in property taxes and operating expenses;
•	Changes in zoning laws;
•	Losses due to costs resulting from the clean-up of environmental problems;
•	Liability to third parties for damages resulting from environmental problems;
•	Casualty or condemnation losses;
•	Limitations on rents;
•	Changes in neighborhood values and the appeal of properties to tenants; and
•	Changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts (“REIT”s) and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Short sales risk

Certain funds may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

Utilities risk

Issuers in the utilities sector are subject to many risks including: increases in fuel and other operating costs; increased costs and delays as a result of environmental and safety regulations; difficulty in obtaining approval of rate increases; the negative impact of regulation; the potential impact of natural and man-made disaster; and technological innovations that may render existing plants, equipment or products obsolete. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

ADDITIONAL INFORMATION ABOUT THE FUNDS’

PRINCIPAL INVESTMENT POLICIES (INCLUDING EACH FUND OF FUNDS)

Subject to certain restrictions and except as noted below, a fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than

U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets (or 5% in the case of Money Market Trust and Money Market Trust B) in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

ADDITIONAL INFORMATION ABOUT EACH JHVIT FEEDER FUND’S AND EACH

AMERICAN FUNDS MASTER FUND’S INVESTMENTS

Master-Feeder Structure

Each of the American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (the “JHVIT Feeder Funds”), operates as a “feeder fund.” A “feeder fund” is a fund that does not buy investment securities directly; instead, each invests in a “master fund” which in turn purchases investment securities. Each JHVIT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series (“American Funds Master Funds”). Each JHVIT Feeder Fund’s master fund is listed below:

JHVIT Feeder Fund	American Funds Master Fund
American Asset Allocation Trust	Asset Allocation Fund (Class 1 shares)
American Global Growth Trust	Global Growth Fund (Class 1 shares)
American Growth Trust	Growth Fund (Class 1 shares)
American Growth-Income Trust	Growth-Income Fund (Class 1 shares)
American International Trust	International Fund (Class 1 shares)
American New World Trust	New World Fund (Class 1 shares)

Each master fund may have other shareholders, each of which will pay its proportionate share of the master fund’s expenses. A large shareholder of a master fund could have more voting power than a JHVIT feeder fund on matters of a master fund submitted to shareholder vote. In addition, a large redemption by another shareholder of the master fund may increase the proportionate share of the costs of the master fund borne by the remaining shareholders of the master fund, including a JHVIT Feeder Fund.

Each JHVIT Feeder Fund has the right to withdraw its entire investment from its corresponding master fund without shareholder approval if the Board determines that it is in the best interest of the JHVIT Feeder Fund and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action should be taken with respect to the JHVIT Feeder fund which may include: (a) investing all of the assets of the JHVIT Feeder Fund in another master fund; (b) electing to have another advisor manage the assets directly (either as an advisor to the JHVIT Feeder Fund or as a subadvisor to the JHVIT Feeder Fund with John Hancock Investment Management Services, LLC as the advisor); or (c) taking other appropriate action. A withdrawal by a JHVIT Feeder Fund of its investment in the corresponding master fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the JHVIT Feeder Fund. Should such a distribution occur, the JHVIT Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a JHVIT Feeder Fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of the JHVIT Feeder Fund.

Because each JHVIT Feeder Fund invests substantially all of its assets in a master fund, the JHVIT Feeder Fund will bear the fees and expenses of both the JHVIT Feeder Fund and the master fund. Therefore, JHVIT Feeder Fund fees and expenses may be higher than those of a fund that invests directly in securities.

The prospectus for the master fund is delivered together with this Prospectus.

Additional Investment Policies

Additional investment policies of the master funds are set forth in the statement of additional information of the master funds which is available upon request.

Advisory Arrangements

Because the JHVIT Feeder Funds invest solely in corresponding master funds, they do not have an investment advisor. See the master funds’ prospectus for a description of the master funds’ advisory arrangements.

Capital Research and Management Company (“CRMC”), an experienced investment management organization founded in 1931, serves as investment advisor to each American Funds Master Fund and to other mutual funds, including the American Funds. CRMC, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. CRMC manages the investment portfolio and business affairs of each American Funds Master Fund.

MANAGEMENT

Trustees

JHVIT is managed under the direction of its Trustees. The Board oversees the business activities of the funds and retains the services of the various firms that carry out the operations of the funds. The Board may change the investment objective and strategy of a fund without shareholder approval.

Investment Management

John Hancock Investment Management Services, LLC (the “Advisor”) is the investment advisor to JHVIT and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a Delaware limited liability company with its principal offices located at 601 Congress Street, Boston, Massachusetts 02210. Its ultimate controlling parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and principally as “John Hancock” in the United States.

The Advisor administers the business and affairs of JHVIT and, except in the case of the JHVIT Feeder Funds, selects, contracts with and compensates subadvisors to manage the assets of most of the funds. The Advisor: (i) monitors the compliance of the subadvisors with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisors; and (iii) reports periodically on such performance to the Board subject to Board approval, the Advisor may elect to directly manage fund assets directly and currently manages the assets of certain funds. As compensation for its services, the Advisor receives a fee from JHVIT computed separately for each fund. Appendix A to this Prospectus is a schedule of the management fees each fund currently is obligated to pay the Advisor.

Subject to the supervision of the Advisor and the Board, the subadvisors manage the assets of the funds. Each subadvisor formulates an investment program for each fund it subadvises, consistent with the fund’s investment goal and strategy, and regularly reports to the Advisor and the Board with respect to such program. The subadvisors are compensated by the Advisor and not by the funds.

An SEC order permits the Advisor to appoint a subadvisor or change the terms of a subadvisory agreement (including subadvisory fees) without the expense and delays associated with obtaining shareholder approval. This order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or JHVIT without obtaining shareholder approval.

A discussion regarding the basis for the Board’s approval of the advisory and subadvisory agreements for the funds is available in the funds’ semi-annual report to shareholders for the periods ended June 30, 2012 and December 31, 2012.

For information on the advisory fee for the master fund for each of the JHVIT Feeder Funds, please refer to the master fund prospectus (the American Funds Insurance Series prospectus) which accompanies this Prospectus.

The Advisor has contractually agreed to waive its management fee or reimburse expenses (the Reimbursement) for certain participating funds of the Trust and John Hancock Funds II. The Reimbursement will equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating funds that exceeds $75 billion but is less than $100 billion and 0.015% of that portion of the aggregate net assets of all the participating funds that equals or exceeds $100 billion. The amount of the Reimbursement will be calculated daily and allocated among all the participating funds in proportion to the daily net assets of each such fund. The Reimbursement may be terminated or modified at any time by the Advisor with the approval of the Trust’s Board of Trustees (the Board).

Expense Recapture (applicable to all funds)

The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

Subadvisors and Portfolio Managers

Set forth below, in alphabetical order by subadvisor, is additional information about the subadvisors and the fund portfolio managers. The SAI includes additional details about the portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Allianz Global Investors U.S. LLC (“AGI US”) (formerly, RCM Capital Management LLC)

AGI US is an investment management firm organized as a Delaware limited liability company. AGI US is wholly-owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. AGI US is the successor investment advisor to Rosenberg Capital Management, which commenced operations in 1970. AGI US provides advisory services to mutual funds and institutional accounts. AGI US is located at 555 Mission Street, San Francisco, California 94105.

Fund	Portfolio Managers
Science & Technology Trust	Walter C. Price
Huachen Chen
•	Huachen Chen. Senior Portfolio Manager and Co-Portfolio Manager. Mr. Chen joined AGI US in 1984 as an analyst and became a principal in 1994.
•	Walter C. Price. Managing Director, Senior Analyst and Co-Portfolio Manager. Mr. Price joined AGI US in 1974 as a senior securities analyst in technology and became a principal in 1978.

American Century Investment Management, Inc. (“American Century”)

American Century has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

Fund	Portfolio Managers
Heritage Trust	David M. Hollond
Greg Walsh
•	David M. Hollond. Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap, Senior Vice President and Senior Portfolio Manager; joined American Century in 1998; a portfolio manager since 2004.
•	Greg Walsh. Vice President and Portfolio Manager; joined American Century in 2003 as an investment analyst; a portfolio manager since 2008.

Capital Research and Management Company (“CRMC”)

CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1931.

CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund’s objective(s) and policies and by the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC’s investment analysts make investment decisions with respect to a portion of a fund’s portfolio.

The primary individual portfolio counselors for each of the master funds are:

Portfolio Counselor for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Counselor’s Role in Management of the Fund(s)
Donald D. O’Neal Vice Chairman of the Board	Senior Vice President — Capital Research Global Investors Investment professional for 28 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for Growth-Income Fund

Alan N. Berro President	Senior Vice President — Capital World Investors Investment professional for 27 years in total; 22 years with CRMC or affiliate	Serves as an equity portfolio counselor for Asset Allocation Fund

Carl M. Kawaja Vice President	Senior Vice President — Capital World Investors Investment professional for 26 years in total; 22 years with CRMC or affiliate	Serves as an equity portfolio counselor for New World Fund

Sung Lee Vice President	Senior Vice President — Capital Research Global Investors Investment professional for 19 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for International Fund

Dylan Yolles Vice President	Senior Vice President — Capital International Investors Investment professional for 16 years in total; 13 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth-Income Fund

Donnalisa Parks Barnum	Senior Vice President — Capital World Investors Investment professional for 32 years in total; 27 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth Fund

L. Alfonso Barroso	Senior Vice President — Capital Research Global Investors Investment professional for 19 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for International Fund

David A. Daigle	Senior Vice President — Fixed Income, Capital Research Company Investment professional for 19 years, all with CRMC or affiliate	Serves as a fixed-income portfolio counselor for Asset Allocation Fund

Portfolio Counselor for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Counselor’s Role in Management of the Fund(s)
J. Blair Frank	Senior Vice President — Capital Research Global Investors Investment professional for 20 years in total; 19 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth-Income Fund

Nicholas J. Grace	Senior Vice President — Capital World Investors Investment professional for 23 years in total; 19 years with CRMC or affiliate	Serves as an equity portfolio counselor for New World Fund

F. Galen Hoskin	Senior Vice President — Capital World Investors Investment professional for 19 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for New World Fund

Claudia P. Huntington	Senior Vice President — Capital Research Global Investors Investment professional for 40 years in total; 38 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth-Income Fund

Gregg E. Ireland	Senior Vice President — Capital World Investors Investment professional for 41 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for Growth Fund

Martin Jacobs	Senior Vice President — Capital World Investors Investment professional for 25 years in total; 12 years with CRMC or affiliate	Serves as an equity portfolio counselor for Global Growth Fund

Gregory D. Johnson	Senior Vice President — Capital World Investors Investment professional for 20 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for Growth Fund

Michael T. Kerr	Senior Vice President — Capital World Investors Investment professional for 30 years in total; 28 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth Fund

Portfolio Counselor for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Counselor’s Role in Management of the Fund(s)
Jonathan Knowles	Senior Vice President — Capital World Investors Investment professional for 21 years in total; all with CRMC or affiliate	Serves as an equity portfolio counselor for Global Growth Fund

Jefferey T. Lager	Senior Vice President — Capital World Investors Investment professional for 18 years in total; 17 years with CRMC or affiliate	Serves as an equity portfolio counselor for Asset Allocation Fund

Jesper Lyckeus	Senior Vice President — Capital Research Global Investors Investment professional for 18 years in total; 17 years with CRMC or affiliate	Serves as an equity portfolio counselor for International Fund

Ronald B. Morrow	Senior Vice President — Capital World Investors Investment professional for 45 years in total; 16 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth Fund

James R. Mulally	Senior Vice President, Fixed-Income, CRMC Investment professional for 37 years in total; 33 years with CRMC or affiliate	Serves as a fixed-income portfolio counselor for Asset Allocation Fund

Robert H. Neithart	Senior Vice President — Fixed Income, CRMC Investment professional for 26 years, all with CRMC or affiliate	Serves as a fixed-income portfolio counselor for New World Fund

William L. Robbins	Senior Vice President — Capital International Investors Investment professional for 21 years in total; 18 years with CRMC or affiliate	Serves as an equity portfolio counselor for Growth-Income Fund

Eugene P. Stein	Senior Vice President — Capital World Investors Investment professional for 42 years in total; 41 years with CRMC or affiliate	Serves as an equity portfolio counselor for Asset Allocation Fund

Portfolio Counselor for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Counselor’s Role in Management of the Fund(s)
Christopher M. Thomsen	Senior Vice President — Capital Research Global Investors Investment professional for 16 years, all with CRMC or affiliate	Serves as an equity portfolio counselor for International Fund

Steven T. Watson	Senior Vice President — Capital World Investors Investment professional for 26 years in total; 23 years with CRMC or affiliate	Serves as an equity portfolio counselor for Global Growth Fund

Isabelle de Wismes	Senior Vice President — Capital World Investors Investment professional for 29 years in total; 20 years with CRMC or affiliate	Serves as an equity portfolio counselor for Global Growth Fund

Additional information regarding the portfolio managers’ compensation, management of other accounts, and ownership of securities in The American Funds Insurance Series can be found in the SAI.

Columbia Management Investment Advisers, LLC (“Columbia Management”)

Columbia Management is located at 225 Franklin Street, Boston, Massachusetts 02210. Columbia Management is a registered investment advisor and a wholly owned subsidiary of Ameriprise Financial, Inc.

Fund	Portfolio Managers
Mid Cap Value Equity Trust	Steve Schroll Paul Stocking Dean Ramos, CFA
•	Steve Schroll. Portfolio Manager; joined Columbia Management in 1998 as a Senior Security Analyst.
•	Paul Stocking. Portfolio Manager; joined Columbia Management in 1995 as a Senior Equity Analyst.
•	Dean Ramos, CFA. Portfolio Manager; joined Columbia Management in 2000 as a Senior Equity Analyst.

Davis Selected Advisers, L.P. (“Davis”)

Davis was organized in 1969 and serves as the investment advisor for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Fund	Portfolio Managers
Financial Services Trust	Kenneth Charles Feinberg
Fundamental Value Trust	Christopher C. Davis Kenneth Charles Feinberg
•	Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.
•	Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

Declaration Management & Research LLC (“Declaration”)

Declaration is a Delaware limited liability company located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICO”). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Fund	Portfolio Managers
Active Bond Trust	Peter Farley, CFA Joshua Kuhnert, CFA
Total Bond Market Trust B	Peter Farley, CFA Joshua Kuhnert, CFA
•

Peter Farley, CFA. Mr. Farley joined Declaration in 1996 and is a Senior Vice President. He manages Active Core portfolios, Corporate CDO products and oversees CMBS/CRE CDO Trading and Research. Mr. Farley is a member of Declaration’s Investment Committee.

•	Joshua Kuhnert, CFA. Mr. Kuhnert joined Declaration in 2007 and is an Assistant Vice President. He manages Active Core and Index portfolios.

Deutsche Investment Management Americas Inc. (“DIMA”)

RREEF America L.L.C. (“RREEF”)

DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of investment advisory services to retail and institutional clients.

RREEF, located at 875 N. Michigan Ave, 41st Floor, Chicago, Illinois 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975.

Fund	Portfolio Managers
Real Estate Securities Trust	Jerry W. Ehlinger, CFA John F. Robertson, CFA John W. Vojticek

•	Jerry W. Ehlinger, CFA. Managing Director and Co-head of the Americas Portfolio Management Team at RREEF where he oversees investments in the company’s public securities business since 2004.
•

John F. Robertson, CFA. Global Head of Real Estate Securities and Chief Investment Officer of the global real estate securities business. Mr. Robertson also has broad oversight over all sectors of the real estate securities market and helps lead RREEF’s global real estate securities portfolio management activities as a member of its Global Property Asset Allocation Committee. Mr. Robertson joined RREEF in June 1997 after six years of industry experience.

•	John W. Vojticek. Co-head of the Americas Portfolio Management team having co-oversight of all sectors of the Americas real estate securities market. Mr. Vojticek joined RREEF in June 1996.

Dimensional Fund Advisors LP (“Dimensional”)

Dimensional was organized in 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimen-sional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management based on the parameters established by the Investment Committee. Dimensional has identified the following persons as primarily responsible for coordinating the day-to-day manage ment of the funds as set forth below.

Fund	Portfolio Managers
Disciplined Diversification Trust	Joseph H. Chi, CFA Jed S. Fogdall Henry F. Gray Joseph F. Kolerich David A. Plecha, CFA
Emerging Markets Value Trust	Karen E. Umland, CFA Joseph H. Chi, CFA Jed S. Fogdall Henry F. Gray
International Small Company Trust	Karen E. Umland, CFA Joseph H. Chi, CFA Jed S. Fogdall Henry F. Gray
Small Cap Opportunities Trust	Henry F. Gray Joseph H. Chi, CFA Jed S. Fogdall
•

Karen E. Umland, CFA. Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Ms. Umland joined Dimensional in 1993 and has been a Portfolio Manager and responsible for the international equity portfolios since 1998.

•

Joseph H. Chi, CFA. Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been co-head of the portfolio management group since 2012.

•

Jed S. Fogdall. Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004 and has been co-head of the portfolio management group since 2012.

•

Joseph F. Kolerich, Senior Portfolio Manager and Vice President and a member of the Investment Committee. Mr. Kolerich has been a Portfolio Manager at Dimensional since 2001 and has been responsible for fixed-income portfolios since 2012.

•

David A. Plecha, CFA. Senior Portfolio Manager and Vice President and a member of the Investment Committee. Mr. Plecha has been a Portfolio Manager at Dimensional since 1989 and has been responsible for fixed-income portfolios since the end of 1991.

•

Henry S. Gray. Head of Global Equity Trading and Vice President and a member of the Investment Committee. Mr. Gray joined Dimensional in 1995 and was a Portfolio Manager from 1995 to 2005 and has been the Head of Global Equity Trading since 2006.

First Quadrant, L.P. (“First Quadrant”)

Established in 1988 and located at 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101, First Quadrant, an innovative investment management firm specializing in global macro and equity strategies, provides asset management services to corporations, endowments, foundations and public pension plans. The general partner of First Quadrant is Affiliated Managers Group, Inc., a publicly traded company.

Fund	Portfolio Managers
Currency Strategies Trust	Dori Levanoni Jeppe Ladekarl
•

Dori Levanoni. Partner; Co-Director of Global Macro, co-heads the firm’s global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

•

Jeppe Ladekarl. Director; joined First Quadrant in 2009, and has been a Director and a member of the Global Macro investment team since joining the firm. Prior to joining First Quadrant, Mr. Ladekarl worked at the World Bank beginning in 1999, and served as Portfolio Manager for the World Bank Pension and Endowments Department from 2004 to 2009.

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is a direct wholly owned subsidiary of Franklin Resources, Inc.

Fund	Portfolio Managers
Income Trust	Edward D. Perks, CFA Alex Peters, CFA Matt Quinlan
•	Edward D. Perks, CFA. Senior vice president and director of Global Core/Hybrid Portfolio Management for Franklin Advisers. Mr. Perks joined Franklin Templeton Investments in 1992.
•	Alex Peters, CFA. Portfolio manager and a member of the Core/Hybrid team. He joined Franklin Templeton Investments in 1992.
•	Matt Quinlan. Portfolio manager and a member of the Core/Hybrid team. He joined Franklin Templeton Investments in 2005.

Franklin Mutual Advisers (“Franklin Mutual”)

Franklin Mutual is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin Mutual is an indirect wholly owned subsidiary of Franklin Resources, Inc.

Fund	Portfolio Managers
Mutual Shares Trust	Peter Langerman F. David Segal, CFA Deborah A. Turner, CFA
•

Peter Langerman is President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.

•	F. David Segal, CFA. Prior to joining Franklin Templeton Investments in 2002, Mr. Segal was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
•	Deborah A. Turner has been with Franklin Templeton Investments since 1996.

Frontier Capital Management Company (“Frontier”)

Frontier is a Massachusetts limited liability company having offices at 99 Summer Street, Boston, Massachusetts 02110. Frontier is an investment management firm that provides investment services to institutional clients. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

A team of investment research analysts at Frontier selects investments for the fund. The portfolio managers listed below oversee this team and provide day-to-day management of the fund.

Fund	Portfolio Managers
Smaller Company Growth Trust	Michael A. Cavarretta Peter G. Kuechle
•	Michael A. Cavarretta. Portfolio Manager; Chairman of Frontier; employed in the investment area of Frontier since 1988.
•	Peter G. Kuechle. Portfolio Manager; employed in the investment area of Frontier since 2002.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)

GMO, with offices at 40 Rowes Wharf, Boston, Massachusetts 02110, is a private company founded in 1977 that provides investment advisory services to, among others, the GMO Funds. GMO manages assets on a worldwide basis for institutional investors such as pension plans, endowments and foundations.

Fund	Portfolio Managers
U.S.EquityTrust	Global Quantitative Equity Division
International Core Trust	Global Quantitative Equity Division

Quantitative Equity Division. Day-to-day management of the fund is the responsibility of the Division. The Division’s members work collaboratively to manage the fund, and no one person is primarily responsible for day-to-day management. The senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the funds are:

•

Dr. David Cowan. Co-Director of the Division; joined GMO in 2006 and has been responsible for portfolio management of GMO’s domestic quantitative equity portfolios since 2006 and GMO’s international quantitative equity portfolios since 2012.

•

Dr. Thomas Hancock. Co-Director of the Division; joined GMO in 1995 and has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

The senior members allocate responsibility for portions of the fund to various members of the Division, oversee the implementation of trades on behalf of the fund, review the overall composition of the fund’s portfolios, and monitor cash flows.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd., whose principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco, an investment advisor since 1976, is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco, and/or its affiliates is the investment advisor for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Fund	Portfolio Managers
International Growth Stock Trust	Clas Olsson Mark Jason Shuxin Cao Jason Holzer Matthew Dennis Richard Nield Brently Bates
Small Company Growth Trust	Juliet Ellis (Lead Manager) Juan Hartsfield Clay Manley
Small Cap Opportunities Trust	Juliet Ellis (Lead Manager) Juan Hartsfield
Value Trust	Thomas Copper (Co-Lead Manager) John Mazanec (Co-Lead Manager) Sergio Marcheli
•	Juliet Ellis. Lead Portfolio Manager, has been with Invesco and/or its affiliates since 2004.
•	Juan Hartsfield. Portfolio Manager, has been associated with Invesco and/or its affiliates since 2004.
•	Clay Manley. Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2001.
•

Thomas Copper. Portfolio Manager (Co-Lead), who has been with Invesco and/or its affiliates since 2010; formerly, Mr. Cooper was associated with Van Kampen Asset Management in an investment capacity (1986-2010).

•

Sergio Marcheli. Portfolio Manager, who has been with Invesco and/or its affiliates since 2010; formerly, Mr. Marcheli was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (2002 to 2010).

•

John Mazanec. Portfolio Manager (Co-Lead), who has been with Invesco and/or its affiliates since 2010; formerly, Mr. Mazanec was associated with Van Kampen Asset Management (June 2008 to 2010) and, prior to that, he was a portfolio manager at Wasatch Advisers.

•	Clas Olsson. Lead Portfolio Manager (with respect to the fund’s investments in Europe and Canada), who has been with the Invesco and/or its affiliates since 1994.
•	Mark Jason. Portfolio Manager, who has been with Invesco and/or its affiliates since 2001.
•	Shuxin Cao. Portfolio Manager, who has been with Invesco and/or its affiliates since 1997.
•	Jason Holzer. Portfolio Manager, who has been with Invesco and/or its affiliates since 1996.
•	Matthew Dennis. Portfolio Manager, who has been with Invesco and/or its affiliates since 2000.
•	Richard Nield. Portfolio Manager, who has been with Invesco and/or affiliates since 2000.
•	Brently Bates. Portfolio Manager, who has been with Invesco and/or affiliates since 1996.

Jennison Associates LLC (“Jennison”)

Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

Fund	Portfolio Managers
Capital Appreciation Trust	Michael A. Del Balso Kathleen A. McCarragher Spiros “Sig” Segalas

•	Michael A. Del Balso. Joined Jennison in 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity.
•

Kathleen A. McCarragher. Joined Jennison in 1998 and is a Director and Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities.

•	Spiros “Sig” Segalas. Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison.

Mr. Del Balso generally has final authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John Hancock Asset Management a division of Manulife Asset Management (US) LLC, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the Advisor. JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Fund	Portfolio Managers
Active Bond Trust	Howard C. Greene Jeffrey N. Given
Fundamental Holdings Trust	Bob Boyda Steve Medina
Global Diversification Trust	Bob Boyda Steve Medina
Bond Trust	Howard C. Greene Jeffrey N. Given
Bond PS Series	Jeffrey N. Given Howard C. Greene
Core Fundamental Holdings Trust	Bob Boyda Steve Medina
Core Global Diversification Trust	Bob Boyda Steve Medina
Core Strategy Trust	Bob Boyda Steve Medina
Fundamental All Cap Core Trust	Walter McCormick, CFA Emory (Sandy) Sanders
Fundamental Large Cap Value Trust	Walter McCormick, CFA Emory (Sandy) Sanders
Franklin Templeton Founding Allocation Trust	Bob Boyda Steve Medina
Lifecycle 2010 Trust	Bob Boyda Steve Medina

Fund	Portfolio Managers
Lifecycle 2015 Trust	Bob Boyda Steve Medina
Lifecycle 2020 Trust	Bob Boyda Steve Medina
Lifecycle 2025 Trust	Bob Boyda Steve Medina
Lifecycle 2030 Trust	Bob Boyda Steve Medina
Lifecycle 2035 Trust	Bob Boyda Steve Medina
Lifecycle 2040 Trust	Bob Boyda Steve Medina
Lifecycle 2045 Trust	Bob Boyda Steve Medina
Lifecycle 2050 Trust	Bob Boyda Steve Medina
Lifestyle Aggressive Trust	Bob Boyda Steve Medina
Lifestyle Balanced Trust	Bob Boyda Steve Medina
Lifestyle Balanced PS Series	Bob Boyda Steve Medina
Lifestyle Conservative Trust	Bob Boyda Steve Medina
Lifestyle Conservative PS Series	Bob Boyda Steve Medina
Lifestyle Growth Trust	Bob Boyda Steve Medina
Lifestyle Growth PS Series	Bob Boyda Steve Medina
Lifestyle Moderate Trust	Bob Boyda Steve Medina
Lifestyle Moderate PS Series	Bob Boyda Steve Medina
Short-Term Government Income Trust	Howard C. Greene Jeffrey N. Given
Strategic Equity Allocation Trust	Bob Boyda Steve Medina
Strategic Income Opportunities Trust	Daniel S. Janis III John F. Iles Thomas C. Goggins
Ultra Short Term Bond Trust	Howard C. Greene Jeffrey N. Given

•	Bob Boyda. Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management; joined John Hancock Asset Management in 2009.
•	Jeffrey N. Given. Vice President; joined John Hancock Asset Management in 1993.
•	Thomas C. Goggins. Senior portfolio manager John Hancock Asset Management (since 2009); Co-founder and Director of Research, Fontana Capital (2005–2009).
•	Howard C. Greene. Senior Vice President; joined John Hancock Asset Management in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.
•	John F. Iles. Vice President; joined John Hancock Asset Management in 1999, previously a Vice President at John Hancock. He joined John Hancock in 1999.
•	Daniel S. Janis III. Vice President; joined John Hancock Asset Management in 1999; previously a senior risk manager at BankBoston (1997–1999).
•

Walter McCormick, CFA. Senior Managing Director, Senior Portfolio Manager; prior to joining Manulife Asset Management in 2010, Walter McCormick was managing director and senior portfolio manager with the Berkeley Street Equity team at Wells Capital Management. He is also past president of the Providence Society of Financial Analysts. Mr. McCormick began his investment career in 1970.

•	Steve Medina. Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management; joined John Hancock Asset Management, LLC in 2009.
•

Emory (Sandy) Sanders, CFA. Senior Managing Director, Senior Portfolio Manager; prior to joining Manulife Asset Management in 2010, Sandy Sanders was a portfolio manager on the Berkeley Street Equity Team at Wells Capital Management. Mr. Sanders began his investment career in 1997.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of JHVIT for which it is the subadvisor as well as other portfolios advised by the Advisor. John Hancock Asset Management (North America) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Manulife Asset Management Limited and Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife Financial. The address of Manulife Asset Management, Ltd is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Managers
500 Index Trust B	Carson Jen Narayan Ramani
Fundamental Holdings Trust	Steve Orlich
Global Diversification Trust	Steve Orlich
Core Fundamental Holdings Trust	Steve Orlich
Core Global Diversification Trust	Steve Orlich
Core Strategy Trust	Steve Orlich
Lifecycle 2010 Trust	Steve Orlich
Lifecycle 2015 Trust	Steve Orlich
Lifecycle 2020 Trust	Steve Orlich
Lifecycle 2025 Trust	Steve Orlich
Lifecycle 2030 Trust	Steve Orlich
Lifecycle 2035 Trust	Steve Orlich
Lifecycle 2040 Trust	Steve Orlich
Lifecycle 2045 Trust	Steve Orlich
Lifecycle 2050 Trust	Steve Orlich
Lifestyle Aggressive Trust	Steve Orlich

Fund	Portfolio Managers
Lifestyle Balanced Trust	Steve Orlich
Lifestyle Balanced PS Series	Steve Orlich
Lifestyle Conservative Trust	Steve Orlich
Lifestyle Conservative PS Series	Steve Orlich
Lifestyle Growth Trust	Steve Orlich
Lifestyle Growth PS Series	Steve Orlich
Lifestyle Moderate Trust	Steve Orlich
Lifestyle Moderate PS Series	Steve Orlich
Mid Cap Index Trust	Carson Jen Narayan Ramani
Money Market Trust	Maralyn Kobayashi Faisal Rahman
Money Market Trust B	Maralyn Kobayashi Faisal Rahman
Small Cap Index Trust	Carson Jen Narayan Ramani
Smaller Company Growth Trust	Carson Jen Narayan Ramani
Total Stock Market Index Trust	Carson Jen Narayan Ramani
•	Faisal Rahman CFA. Managing Director and Portfolio Manager; joined Manulife Asset Management Limited in 2001, with John Hancock Asset Management (North America) since 2003.
•	Carson Jen. Senior Managing Director and Senior Portfolio Manager; joined Manulife Asset Management, Ltd in 1997.
•	Maralyn Kobayashi. Managing Director and Senior Portfolio Manager; joined Manulife Asset Management, Ltd in 1981.
•

Steve Orlich. Senior Managing Director and Senior Portfolio Manager. He joined Manulife Asset Management Limited in 1998, with John Hancock Asset Management (North America) since 2003. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

•	Narayan Ramani. Managing Director and Senior Portfolio Manager, Index Funds at MFC Global Investment Manage-ment; joined Manulife Asset Management, Limited in 1998.

Lord, Abbett & Co. LLC (“Lord Abbett”)

Lord Abbett was founded in 1929 and manages one of America’s oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Fund	Portfolio Managers
All Cap Value Trust	Robert P. Fetch Deepak Khanna
•	Robert P. Fetch. Partner and Director; joined Lord Abbett in 1995.
•	Deepak Khanna. Partner and Portfolio Manager; returned to Lord Abbett in 2007.

Messrs. Fetch and Khanna are jointly and primarily responsible for the day-to-day management of the fund.

Massachusetts Financial Services Company (“MFS”)

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.

Fund	Portfolio Managers
Utilities Trust	Maura A. Shaughnessy
•	Maura A. Shaughnessy. Portfolio Manager; employed in the investment area of MFS since 1991.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Fund	Portfolio Managers
Total Return Trust	William H. Gross, CFA
Global Bond Trust	Scott Mather
Real Return Bond Trust	Mihir Worah
•

William H. Gross, CFA. Mr. Gross is a founder and Managing Director of PIMCO and has been associated with PIMCO for more than forty years. He is the author of numerous articles on the bond market and has frequently appeared in national publications and media.

•	Scott Mather. Mr. Mather is a Managing Director, member of PIMCO’s Investment Committee and head of global portfolio management. He joined PIMCO in 1998.
•	Mihir Worah. Mr. Worah, a Managing Director, is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Perimeter Capital Management LLC

Perimeter Capital Management is a Delaware Corporation formed in 2006 and located at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328. Perimeter is a majority employee-owned, registered investment advisor, which provides investment services to institutional clients and mutual funds.

Fund	Portfolio Managers
Smaller Company Growth Trust	Brian M. Crawford, CFA Mark D. Garfinkel, CFA Patrick W. Kirksey, CFA
•

Brian M. Crawford, CFA. Mr. Crawford joined the subadvisor in 2008. Mr. Crawford Brian is a partner and serves as a portfolio manager on Perimeter’s Small Cap Growth and Extended Small Cap Growth strategies. Brian offers investment experience dating back to 1995, which includes small cap growth company research for William Blair & Company.

•

Mark D. Garfinkel, CFA. Mr. Garfinkel is the lead portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter in 2006, Mr. Garfinkel designed and managed Trusco Capital Management’s small cap growth investment strategy beginning in 1998.

•

Patrick W. Kirksey, CFA. Mr. Kirksey is a founding partner and serves as a portfolio manager on Perimeter’s Small Cap Growth and Extended Small Cap Growth strategies. He initially served as the senior research analyst on the Small Cap Growth investment team beginning in 2004.

QS Investors, LLC. (“QS Investors”)

QS Investors is a Delaware limited liability company located at 880 Third Avenue, 7th Floor New York, NY 10022. QS Investors is 100% employee-owned with its managing members, Janet Campagna, James Norman, Rosemary Macedo, Marco Veissid and Robert Wang, having a controlling interest in the firm. A majority of the managing members are former members of DIMA’s Quantitative Strategies Group that previously provided services to the Lifestyle and Lifecycle Trusts and All Cap Core Trust. QS Investors provides services to the Lifestyle Trusts, Lifestyle PS Series, Lifecycle Trusts and All Cap Core Trust.

Fund	Portfolio Managers
All Cap Core Trust	Russell Shtern, CFA Robert Wang
•

Robert Wang. Head of Portfolio Implementation. Prior to joining QS Investors in August 2010, Mr. Wang managed the All Cap Core Trust as Managing Director and Global Head of Quantitative Strategies Portfolio Management at DIMA. Mr. Wang joined DIMA in 1995 as a senior fixed-income portfolio manager.

•

Russell Shtern, CFA. Portfolio Manager. Prior to joining QS Investors in August 2010, Russell Shtern managed the All Cap Core Trust as Vice President and Portfolio Manager for Active Quantitative Equity at DIMA. Mr. Shtern joined DIMA in 1999 as a trader’s assistant on the options and equity swaps desk.

Rainier Investment Management (“Rainier”)

Rainier is located at 601 Union Street, Suite 2801, Seattle, Washington 98101. Rainier is owned and operated by twelve principals.

The fund is managed by a team of portfolio managers, with all members of Rainier’s U.S. Equity Portfolio Management Team providing investment insight and analysis. Mark Dawson serves as the lead portfolio strategist for the fund. James Margard and Michael Emery are also primarily responsible for day-to-day management.

Fund	Portfolio Managers
Growth Equity Trust	Mark Dawson Michael Emery James Margard
•	Mark Dawson. Senior Portfolio Manager with Rainier since at least 2002.
•	Michael Emery. Senior Portfolio Manager with Rainier since 2008.
•	James Margard. Chief Investment Officer with Rainier since at least 2002.

RS Investment Management Co. LLC

RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111 and it or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC, a wholly owned subsidiary of Guardian Life Insurance Company of America, owns a majority of the outstanding interests in RS Investments.

Fund	Portfolio Managers
Natural Resources Trust	MacKenzie B. Davis, CFA Andrew P. Pilara, Jr. Kenneth L. Settles, Jr., CFA
•	MacKenzie B. Davis, CFA. Member of the RS Value and Hard Assets Teams since 2004; Portfolio manager of the fund since 2012; Joined RS Investments in 2004.
•	Andrew P. Pilara, Jr. Member of the RS Value and Hard Assets Teams since 1993; Portfolio manager of the fund since 2012; Joined RS Investments in 1993.
•	Kenneth L. Settles, Jr., CFA. Member of the RS Value and Hard Assets Teams since 2006; Portfolio manager of the fund since 2012; Joined RS Investments in 2006.

SSgA Funds Management, Inc. (“SSgA FM”)

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an SEC registered investment advisor and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The International Equity Index Trust B is managed by SSgA’s Global Equity Beta Solutions (“GEBS”) Team. Portfolio managers Thomas Coleman and Karl Schneider are jointly and primarily responsible for the day-to-day management of the Portfolio.

Fund	Portfolio Managers
International Equity Index Trust B	Thomas Coleman, CFA Karl Schneider, CAIA
•

Thomas Coleman, CFA. Vice President; joined SSgA FM in 1998. Mr. Coleman is a Vice President of State Street Global Advisors and a Senior Portfolio Manager in the GEBS investment team. Within this team, Tom is the Emerging Markets Strategy leader and as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international strategies, including MSCI Emerging and ACWI, as well as S&P Emerging Markets. Tom is also responsible for domestic strategies benchmarked to Russell, Standard & Poors, and NASDAQ Indices.

•

Karl Schneider, CAIA. Vice President; joined SSgA FM in 1997. Mr. Schneider is a Vice President of State Street Global Advisors and Head of US Equity Strategies for the GEBS investment team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined State Street in 1996. Karl is also a member of the SSgA Derivatives Committee and part of the portfolio management team for the SSgA S&P 500 Index Mutual Fund and the SSgA IAM Shares Mutual Fund.

Templeton Global Advisors Limited (“Templeton Global”)

Templeton Global is located at Box N-7759, Lyford Cay, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

Fund	Portfolio Managers
Global Trust	Norman J. Boersma, CFA Tucker Scott, CFA Lisa Myers, CFA
•	Norman J. Boersma, CFA. Lead Portfolio Manager; President and Director; joined Templeton Global in 1991.
•	Tucker Scott, CFA. Executive Vice President; Portfolio Manager and Research Analyst; joined Templeton Global in 1996.
•	Lisa Myers, CFA. Executive Vice President; joined Templeton Global in 1996.

Templeton Investment Counsel, LLC (“Templeton”)

Templeton Global Advisors Limited serves as sub-subadvisor

Templeton is located at 300 S. E. 2nd Street, Ft. Lauderdale, Florida 33301, and has been in the business of providing investment advisory services since 1954. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc.

Fund	Portfolio Managers
International Value Trust	Tucker Scott, CFA Cindy Sweeting, CFA Peter Nori, CFA Neil Devlin, CFA
•	Tucker Scott, CFA. Lead Portfolio Manager, Executive Vice President; joined Templeton Global in 1996.
•	Cindy Sweeting, CFA. President and Chairman; joined Templeton in 1997.
•	Peter Nori, CFA. Executive Vice President; joined Templeton in 1994.
•	Neil Devlin, CFA. Senior Vice President; joined Templeton in 2006; previously worked at Boston Partners (2000-2006).

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. T. Rowe Price and its affiliates manage over eleven million individual and institutional investor accounts.

Fund	Portfolio Managers
Blue Chip Growth Trust	Larry J. Puglia
Capital Appreciation Value Trust	David R. Giroux
Equity-Income Trust	Brian C. Rogers
Health Sciences Trust	Taymour R. Tamaddon
Mid Value Trust	David J. Wallack
New Income Trust	Daniel O. Shackelford
Science & Technology Trust	Ken Allen
Small Company Value Trust	Preston G. Athey
•	Ken Allen. Vice President; joined T. Rowe Price in 2000.
•	Preston G. Athey. Vice President; joined T. Rowe Price in 1978.
•	David R. Giroux. Vice President; joined T. Rowe Price in 1998.
•	Taymour R. Tamaddon. Vice President; joined T. Rowe Price in 2004.
•	Larry J. Puglia. Vice President; joined T. Rowe Price in 1990.
•	Brian C. Rogers, CFA, CIC. Vice President; joined T. Rowe Price in 1982.
•	Daniel O. Shackelford. Vice President; joined T. Rowe Price in 1999.
•	David J. Wallack. Vice President; joined T. Rowe Price in 1990.

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Fund	Portfolio Managers
Alpha Opportunities Trust	Kent M. Stahl, CFA Gregg R. Thomas, CFA
Core Allocation Plus Trust	Rick A. Wurster, CFA Evan S. Grace, CFA
Investment Quality Bond Trust	Lucius T. (L.T.) Hill III Campe Goodman, CFA Christopher A. Jones, CFA Joseph F. Marvan, CFA
Mid Cap Stock Trust	Michael T. Carmen, CFA Mario E. Abularach, CFA Stephen Mortimer
Natural Resources Trust	Jay Bhutani John C. O’Toole, CFA
Small Cap Growth Trust	Steven C. Angeli, CFA Mario E. Abularach, CFA Stephen Mortimer
Small Cap Value Trust	Timothy J. McCormack, CFA Shaun F. Pedersen
•	Mario E. Abularach, CFA. Senior Vice President and Equity Research Analyst of Wellington Management; joined the firm as an investment professional in 2001.
•	Steven C. Angeli, CFA. Senior Vice President and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 1994.
•	Jay Bhutani. Director and Global Industry Analyst affiliated with Wellington Management; joined the firm as an investment professional in 2007.
•	Michael T. Carmen, CFA. Senior Vice President and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 1999.
•	Campe Goodman, CFA. Vice President and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2000.
•	Evan S. Grace, CFA. Director, Asset Allocation Portfolio Manager and Strategist affiliated with Wellington Manage ment; joined the firm as an investment professional in 2003.
•	Lucius T. (L.T.) Hill III. Senior Vice President and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 1993.
•	Christopher A. Jones, CFA. Senior Vice President and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 1994.
•	Joseph F. Marvan, CFA. Senior Vice President and Fixed Income Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2003.
•	Timothy J. McCormack, CFA. Senior Vice President and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2000.

•	Stephen Mortimer. Senior Vice President and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2001.
•	John C. O’Toole, CFA. Senior Vice President and Global Industry Analyst of Wellington Management; joined the firm as an investment professional in 1992.
•	Shaun F. Pedersen. Senior Vice President and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2004.
•	Kent M. Stahl, CFA. Senior Vice President and Director of Investments and Risk Management of Wellington Manage-ment; joined the firm as an investment professional in 1998.
•	Gregg R. Thomas, CFA. Vice President and Director of Risk Management of Wellington Management; joined the firm in 2001 and has been an investment professional since 2004.
•	Rick A. Wurster, CFA. Vice President and Asset Allocation Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2006.

Wells Capital Management, Incorporated (“WellsCap”)

WellsCap, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

Fund	Portfolio Managers
Core Bond Trust	Thomas O’Connor, CFA Troy Ludgood
•	Thomas O’Connor, CFA. Senior Portfolio Manager and Co-Head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2003.
•	Troy Ludgood. Senior Portfolio Manager and Co-Head of the Montgomery Fixed Income team at Wells Capital Management; joined Wells Capital Management in 2004.

Western Asset Management Company (“Western Asset”)

Western Asset Management Company Limited serves as sub-subadvisor*

Western Asset is one of the world’s leading investment management firms. Its sole business is managing fixed-income portfolios, an activity the Firm has pursued since 1971. From offices in Pasadena, New York, Sao Paulo, London, Dubai, Singapore, Hong Kong, Tokyo and Melbourne, Western Asset’s 865 employees perform investment services for a wide variety of global clients. The Firm's clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money markets to emerging markets. Western Asset’s client base totals 509, representing 40 countries and 1,046 accounts.

Fund	Portfolio Managers
High Yield Trust*	Stephen A. Walsh Michael C. Buchanan Keith J. Gardner
•	Stephen A. Walsh. Chief Investment Officer of Western Asset since September 2008; previously served as Western Asset’s Deputy Chief Investment Officer; joined Western Asset in 1991.
•	Michael C. Buchanan. Head of Credit; joined Western Asset in 2005.
•	Keith J. Gardner. Head of Developing Markets; joined Western Asset in 1994.

SHARE CLASSES AND RULE 12B-1 PLANS

Share Classes

The funds may issue four classes of shares: Series I, Series II, Series III and NAV shares (not all funds issue all share classes). Each share class is the same except for differences in the allocation of fund expenses and voting rights as described below.

The expenses of each fund are generally borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. “Class expenses,” however, are allocated to each class. “Class expenses” include Rule 12b-1 fees (if any) paid by a share class and other expenses determined by the Advisor to be properly allocable to a particular class. The Advisor will make such allocations in a manner and using such methodology as it determines to be reasonably appropriate, subject to ratification or approval by the Board. The kinds of expenses that the Advisor may allocate to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Plans

Rule 12b-1 fees will be paid to JHVIT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHVIT’s investment advisor and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

The annual Rule 12b-1 fee rate currently accrued by each fund is set forth in the expense table of each fund. Subject to the approval of the Board, each fund may under the 12b-1 Plans charge Rule 12b-1 fees up to the following maximum annual rates:

Series I shares

an annual rate of up to 0.15%* of the net assets of the Series I shares

*0.60% in the case of American Growth Trust, American Growth-Income Trust, American International Trust, American Asset Allocation Trust, American Global Growth Trust, American New World Trust, Fundamental Holdings Trust and Global Diversification Trust.

*0.35% in the case of Core Fundamental Holdings Trust and Core Global Diversification Trust.

Series II shares

an annual rate of up to 0.35%* of the net assets of the Series II shares

*0.75% in the case of American Growth Trust, American Growth-Income Trust, American International Trust, American Asset Allocation Trust, American Global Growth Trust, American New World Trust, Fundamental Holdings Trust and Global Diversification Trust.

*0.55% in the case of Core Fundamental Holdings Trust and Core Global Diversification Trust.

Series III shares

an annual rate of up to 0.25% of the net assets of the Series III shares

*0.15% in the case of Core Fundamental Holdings Trust and Core Global Diversification Trust.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

GENERAL INFORMATION

Purchase and Redemption of Shares

Shares of each fund are offered continuously, without sales charge, and are sold and redeemed at a price equal to their net asset value (NAV) next computed after a purchase payment or redemption request is received. Depending upon the NAVat that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NewYork Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;
•

an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHVIT.

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board of Trustees of JHVIT (the “Board” or “Trustees”) will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Calculation of NAV

The NAV of each fund’s share class is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Standard Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each share class of each fund (except the Money Market Trusts) has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities

Except as noted below, securities held by a fund are primarily valued on the basis of market quotations or official closing prices. Securities held by each Money Market Trust and certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investments companies held by a fund are valued based on the NAV of the underlying fund.

Fair Valuation of Securities. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to a fair value a security, a fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,
•	the performance of U.S. securities markets after the close of trading in the market, and
•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,
•

announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that is no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price that a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in an other open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

Dividends

JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Each Money Market Trust seeks to maintain a constant per share NAV of $1.00. Dividends from net investment income for each of these funds will generally be declared and reinvested, or paid in cash, as to a share class daily. However, if class expenses exceed class income on any given day, as may occur from time to time in the current investment environment, the fund may determine not to pay a dividend on the class on that day and to resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When a fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, a fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV.

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Policy Regarding Disclosure of Fund Portfolio Holdings

A description of the funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the SAI.

Marketing Expense Allowance

JHVIT’s distributor, John Hancock Distributors, LLC pays American Funds Distributors, Inc. (“AFD”) a marketing expense allowance for AFD’s marketing assistance equal to the marketing expense rate set forth below multiplied by the dollar amount of new and subsequent investments received by the American Fund Insurance Series (“AFIS”) from the JHVIT Feeder Funds and the fund of funds that invest in the AFIS fund during the calendar year.

Marketing Expense Rate

Aggregate Amount of New and Subsequent Investments Received by the American Funds Insurance Series from the Feeder Funds and the fund of funds [(excluding exchanges other than exchanges through dollar cost averaging programs)] during the calendar year.

0.16%	$0-1.5 Billion
0.14%	Between $1.5 and $3.0 Billion
0.10%	Excess of $3.0 Billion

XBRL Filings

A fund’s XBRL filings are located at http://www.johnhancock.com/XBRL/JHT.html.

Additional information about fund expenses

Each fund’s annual operating expenses will likely vary throughout the period and from year to year. Each fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

The financial highlights table below for each fund is intended to help investors understand the financial performance of the fund for the past five years (or since inception in the case of a fund in operation for less than five years.) Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account that may use John Hancock Variable Insurance Trust (“JHVIT”) as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

The following funds have not commenced operations as of the date of this prospectus; therefore, no financial highlights are reported: Currency Strategies Trust, Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

The financial statements of JHVIT as of December 31, 2012, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHVIT’s financial statements, in JHVIT’s annual report which has been incorporated by reference into the SAI and is available upon request.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust B
Series I
12-31-2012[2]	17.88	0.08	[3]	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32	[4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142	4	[6]
Series II
12-31-2012[2]	17.88	0.08	[3]	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27	[4]	0.73	[5]	0.50	[5]	2.74	[5]	47	4	[6]
Series NAV
12-31-2012	15.71	0.36	[3]	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80		0.49		0.25		2.07		1,121	4	[6]
12-31-2011	15.71	0.30	[3]	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87		0.49		0.25		1.86		845	4
12-31-2010	13.91	0.25	[3]	1.80	2.06	(0.26)	—	—	(0.26)	15.71	14.86		0.49		0.25		1.77		886	10
12-31-2009	11.24	0.25	[3]	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35		0.49		0.25		2.15		816	8
12-31-2008	18.51	0.32	[3]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19)		0.50		0.25		2.05		698	7

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series I and Series II shares is 11-5-12.

3Based on the average daily shares outstanding.

4Not annualized.

5Annualized.

6Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
Series I
12-31-2012	9.72	0.40	[2]	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71	0.69	0.68	3.97	60	86
12-31-2011	9.71	0.48	[2]	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81	0.68	0.68	4.73	67	101
12-31-2010	9.20	0.56	[2]	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85	0.69	0.69	5.68	77	53
12-31-2009	7.91	0.56	[2]	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80	0.68	0.68	6.33	83	78
12-31-2008	9.40	0.49	[2]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)	0.69	0.69	5.36	79	100
Series II
12-31-2012	9.74	0.38	[2]	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48	0.89	0.88	3.78	279	86
12-31-2011	9.72	0.46	[2]	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70	0.88	0.88	4.54	298	101
12-31-2010	9.20	0.54	[2]	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71	0.89	0.89	5.49	363	53
12-31-2009	7.91	0.54	[2]	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54	0.88	0.88	6.12	365	78
12-31-2008	9.40	0.47	[2]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)	0.89	0.89	5.15	315	100
Series NAV
12-31-2012	9.73	0.41	[2]	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76	0.64	0.63	4.02	920	86
12-31-2011	9.71	0.48	[2]	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97	0.63	0.63	4.76	889	101
12-31-2010	9.20	0.57	[2]	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91	0.64	0.64	5.75	903	53
12-31-2009	7.91	0.56	[2]	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86	0.63	0.63	6.39	1,342	78
12-31-2008	9.40	0.49	[2]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)	0.64	0.64	5.44	1,685	100

1 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2 Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
All Cap Core Trust
Series I
12-31-2012	16.44	0.26	[2]	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57	0.86	0.86	1.46	73	242
12-31-2011	16.55	0.17	[2]	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41	0.86	0.86	0.99	71	231
12-31-2010	14.79	0.17	[2]	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04	0.86	0.86	1.03	83	219
12-31-2009	11.69	0.17	[2]	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46	0.87	0.87	1.39	87	171
12-31-2008	19.83	0.19	[2]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)	0.87	0.86	1.11	83	239
Series II
12-31-2012	16.41	0.23	[2]	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38	1.06	1.06	1.26	8	242
12-31-2011	16.53	0.13	[2]	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14	1.06	1.06	0.79	8	231
12-31-2010	14.77	0.13	[2]	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81	1.06	1.06	0.83	9	219
12-31-2009	11.67	0.15	[2]	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26	1.07	1.07	1.19	9	171
12-31-2008	19.77	0.16	[2]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)	1.07	1.06	0.91	8	239
Series NAV
12-31-2012	16.44	0.27	[2]	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62	0.81	0.81	1.51	274	242
12-31-2011	16.56	0.18	[2]	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40	0.81	0.81	1.04	272	231
12-31-2010	14.80	0.16	[2]	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09	0.81	0.81	1.08	286	219
12-31-2009	11.69	0.18	[2]	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62	0.82	0.82	1.47	265	171
12-31-2008	19.84	0.20	[2]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)	0.82	0.81	1.15	299	239

1 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2 Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
All Cap Value Trust
Series I
12-31-2012	7.97	0.08	[2]	0.78	0.86	(0.07)	(0.34)	—	(0.41)	8.42	10.95	0.86	0.86	0.91	27	86
12-31-2011	8.35	0.04	[2]	(0.39)	(0.35)	(0.03)	—	—	(0.03)	7.97	(4.20)	0.87	0.87	0.52	31	64
12-31-2010	7.08	0.04	[2]	1.26	1.30	(0.03)	—	—	(0.03)	8.35	18.35	0.90	0.90	0.51	37	75
12-31-2009	5.62	0.03	[2]	1.46	1.49	(0.03)	—	—	(0.03)	7.08	26.61	0.97	0.97	0.50	36	90
12-31-2008	8.16	0.05	[2]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)	0.99	0.99	0.72	36	77
Series II
12-31-2012	7.96	0.06	[2]	0.77	0.83	(0.05)	(0.34)	—	(0.39)	8.40	10.62	1.06	1.06	0.71	25	86
12-31-2011	8.34	0.03	[2]	(0.40)	(0.37)	(0.01)	—	—	(0.01)	7.96	(4.41)	1.07	1.07	0.32	28	64
12-31-2010	7.07	0.02	[2]	1.26	1.28	(0.01)	—	—	(0.01)	8.34	18.13	1.10	1.10	0.31	34	75
12-31-2009	5.61	0.02	[2]	1.46	1.48	(0.02)	—	—	(0.02)	7.07	26.41	1.17	1.17	0.29	33	90
12-31-2008	8.14	0.04	[2]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)	1.19	1.19	0.53	30	77
Series NAV
12-31-2012	7.94	0.08	[2]	0.77	0.85	(0.07)	(0.34)	—	(0.41)	8.38	10.92	0.81	0.81	0.98	445	86
12-31-2011	8.32	0.05	[2]	(0.40)	(0.35)	(0.03)	—	—	(0.03)	7.94	(4.17)	0.82	0.82	0.62	383	64
12-31-2010	7.05	0.07	[2]	1.23	1.30	(0.03)	—	—	(0.03)	8.32	18.49	0.85	0.85	1.00	291	75
12-31-2009	5.60	0.03	[2]	1.46	1.49	(0.04)	—	—	(0.04)	7.05	26.59	0.92	0.92	0.51	21	90
12-31-2008	8.14	0.06	[2]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)	0.94	0.94	0.79	12	77

1 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2 Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Alpha Opportunities Trust
Series I
12-31-2012	11.92	0.09	[2]	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33	1.06		1.06		0.71		1		141
12-31-2011	15.35	0.05	[2]	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)	1.07		1.07		0.32		—	[3]	157
12-31-2010	15.14	0.03	[2]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92	1.07		1.07		0.20		—	[3]	185
12-31-2009[4]	12.57	0.03	[2]	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68 [5]	1.13	[6]	1.13	[6]	0.34	[6]	—	[3]	222
Series NAV
12-31-2012	11.93	0.10	[2]	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38	1.01		1.01		0.73		888		141
12-31-2011	15.35	0.05	[2]	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)	1.02		1.02		0.34		875		157
12-31-2010	15.14	0.03	[2]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98	1.02		1.02		0.22		924		185
12-31-2009	10.89	0.05	[2]	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49	1.08		1.08		0.41		624		222
12-31-2008[7]	12.50	0.02	[2]	(1.63)	(1.61)	— [8]	—	—	— [8]	10.89	(12.85)[5]	1.06	[6]	1.06	[6]	0.70	[6]	280		52

1 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2 Based on the average daily shares outstanding.

3 Less than $500,000.

4 The inception date for Series I shares is 6-2-09.

5 Not annualized.

6 Annualized.

7 The inception date for Series NAV shares is 10-7-08.

8 Less than $0.005 per share.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
Series I
12-31-2012	10.94	0.18	[2,3]	1.54	1.72	(0.19)	—	—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192	2
12-31-2011	11.01	0.16	[2,3]	(0.06)	0.10	(0.17)	—	—	(0.17)	10.94	0.91	0.62	[4]	0.62	[4]	1.42	[3]	187	2
12-31-2010	9.98	0.16	[2,3]	1.04	1.20	(0.17)	— [5]	—	(0.17)	11.01	12.06	0.62	[4]	0.62	[4]	1.53	[3]	216	3
12-31-2009	8.44	0.28	[2,3]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	0.63	[4]	0.63	[4]	3.05	[3]	221	5
12-31-2008[6]	12.00	0.60	[2,3]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[7]	0.64	[4,8]	0.63	[4,8]	9.72	[3,8]	2	1
Series II
12-31-2012	10.95	0.16	[2,3]	1.54	1.70	(0.18)	—	—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305	2
12-31-2011	11.01	0.14	[2,3]	(0.05)	0.09	(0.15)	—	—	(0.15)	10.95	0.86	0.77	[4]	0.77	[4]	1.29	[3]	1,274	2
12-31-2010	9.98	0.14	[2,3]	1.04	1.18	(0.15)	— [5]	—	(0.15)	11.01	11.90	0.77	[4]	0.77	[4]	1.42	[3]	1,420	3
12-31-2009	8.45	0.18	[2,3]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	0.78	[4]	0.78	[4]	2.00	[3]	1,373	5
12-31-2008	12.39	0.32	[2,3]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)	0.79	[4]	0.78	[4]	3.07	[3]	832	1
Series III
12-31-2012	10.93	0.23		1.54	1.77	(0.24)	—	—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156	2
12-31-2011	11.00	0.21	[2,3]	(0.07)	0.14	(0.21)	—	—	(0.21)	10.93	1.27	0.27	[4]	0.27	[4]	1.84	[3]	146	2
12-31-2010	9.96	0.20	[2,3]	1.04	1.24	(0.20)	— [5]	—	(0.20)	11.00	12.54	0.27	[4]	0.27	[4]	1.96	[3]	153	3
12-31-2009	8.44	0.27	[2,3]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	0.28	[4]	0.28	[4]	2.99	[3]	143	5
12-31-2008[9]	12.34	0.78	[2,3]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[7]	0.29	[4,8]	0.28	[4,8]	8.21	[3,8]	34	1

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Less than $0.005 per share.

6The inception date for Series I shares is 4-28-08.

7Not annualized.

8Annualized.

9The inception date for Series III shares is 1-2-08.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Growth Trust
Series I
12-31-2012	10.11	0.07	[2,3]	2.17	2.24	(0.06)	—	—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2		5
12-31-2011	11.25	0.21	[2,3]	(1.25)	(1.04)	(0.10)	—	—	(0.10)	10.11	(9.24)	0.64	[4]	0.64	[4]	2.01	[3]	2		7
12-31-2010[5]	11.27	0.05	[2,3]	0.04	0.09	(0.11)	—	—	(0.11)	11.25	0.81 [6]	0.61	[4,7]	0.61	[4,7]	4.18	[3,7]	—	[8]	8
Series II
12-31-2012	10.09	0.04	[2,3]	2.18	2.22	(0.04)	—	—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165		5
12-31-2011	11.23	0.08	[2,3]	(1.14)	(1.06)	(0.08)	—	—	(0.08)	10.09	(9.40)	0.79	[4]	0.79	[4]	0.73	[3]	158		7
12-31-2010	10.19	0.09	[2,3]	1.05	1.14	(0.10)	—	—	(0.10)	11.23	11.17	0.79	[4]	0.78	[4]	0.91	[3]	199		8
12-31-2009	7.76	0.08	[2,3]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42	0.80	[4]	0.78	[4]	0.88	[3]	196		11
12-31-2008	13.11	0.14	[2,3]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)	0.80	[4]	0.78	[4]	1.24	[3]	150		15
Series III
12 -31-2012	10.08	0.10	[2,3]	2.17	2.27	(0.10)	—	—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4		5
12 -31-2011	11.22	0.15	[2,3]	(1.15)	(1.00)	(0.14)	—	—	(0.14)	10.08	(8.92)	0.29	[4]	0.29	[4]	1.37	[3]	3		7
12 -31-2010	10.17	0.16	[2,3]	1.04	1.20	(0.15)	—	—	(0.15)	11.22	11.80	0.29	[4]	0.28	[4]	1.60	[3]	3		8
12-31-2009	7.74	0.20	[2,3]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	0.30	[4]	0.28	[4]	2.17	[3]	2		11
12 -31-2008[9]	13.07	0.66	[2,3]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[6]	0.30	[4,7]	0.28	[4,7]	7.23	[3,7]	—	[8]	15

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5The inception date for Series I shares is 11-5-10.

6Not annualized.

7Annualized.

8Less than $500,000.

9The inception date for Series III shares is 1-2-08.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
Series I
12-31-2012	14.87	0.07	[2,3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[2]	91	4
12-31-2011	15.63	0.04	[2,3]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)	0.62	[4]	0.62	[4]	0.24	[2]	94	6
12-31-2010	13.26	0.05	[2,3]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24	0.62	[4]	0.62	[4]	0.36	[2]	109	5
12-31-2009	11.61	0.03	[2,3]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88	0.63	[4]	0.63	[4]	0.24	[2]	93	8
12-31-2008	21.65	0.11	[2,3]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)	0.56	[4]	0.56	[4]	0.64	[2]	75	16
Series II
12 -31-2012	14.83	0.04	[2,3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[2]	902	4
12-31-2011	15.59	0.01	[2,3]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)	0.77	[4]	0.77	[4]	0.08	[2]	930	6
12-31-2010	13.22	0.02	[2,3]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14	0.77	[4]	0.77	[4]	0.16	[2]	1,138	5
12-31-2009	11.58	0.01	[2,3]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68	0.78	[4]	0.78	[4]	0.08	[2]	1,148	8
12-31-2008	21.57	0.07	[2,3]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)	0.69	[4]	0.69	[4]	0.37	[2]	974	16
Series III
12-31-2012	14.81	0.13	[2,3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[2]	106	4
12-31-2011	15.57	0.10	[2,3]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)	0.27	[4]	0.27	[4]	0.65	[2]	98	6
12-31-2010	13.20	0.11	[2,3]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69	0.27	[4]	0.27	[4]	0.78	[2]	89	5
12-31-2009	11.57	0.11	[2,3]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32	0.28	[4]	0.28	[4]	0.89	[2]	62	8
12-31-2008[5].	21.53	0.53	[2,3]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)	0.29	[4]	0.29	[4]	3.80	[2]	10	16

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% - 0.78%, 0.29% - 0.80%, 0.29% - 0.80%, 0.29% - 0.82% and 0.25% - 0.73%, based on the mix of underlying funds held by the Portfolio for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5The inception date for Series III shares is 1-2-08.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income Trust
Series I
12-31-2012	14.40	0.22	[2,3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[2]	232	18	[5]
12 -31-2011	14.90	0.16	[2,3]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)	0.62	[4]	0.62	[4]	1.10	[2]	197	5
12-31-2010	13.55	0.14	[2,3]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13	0.62	[4]	0.62	[4]	1.04	[2]	240	6
12-31-2009	11.53	0.23	[2,3]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79	0.63	[4]	0.63	[4]	1.88	[2]	257	18
12-31-2008	19.53	0.22	[2,3]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)	0.55	[4]	0.55	[4]	1.39	[2]	19	15
Series II
12-31-2012	14.38	0.17	[2,3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[2]	814	18	[5]
12-31-2011	14.88	0.15	[2,3]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)	0.77	[4]	0.77	[4]	0.99	[2]	778	5
12-31-2010	13.54	0.13	[2,3]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91	0.77	[4]	0.77	[4]	0.92	[2]	928	6
12-31-2009	11.52	0.12	[2,3]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67	0.78	[4]	0.78	[4]	1.04	[2]	943	18
12-31-2008	19.50	0.20	[2,3]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)	0.69	[4]	0.69	[4]	1.22	[2]	836	15
Series III
12-31-2012	14.37	0.57	[2,3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[2]	257	18	[5]
12-31-2011	14.87	0.23	[2,3]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)	0.27	[4]	0.27	[4]	1.58	[2]	76	5
12-31-2010	13.52	0.21	[2,3]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51	0.27	[4]	0.27	[4]	1.51	[2]	79	6
12-31-2009	11.50	0.26	[2,3]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26	0.28	[4]	0.28	[4]	2.15	[2]	70	18
12-31-2008[6]	19.30	0.84	[2,3]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[7]	0.29	[4,8]	0.29	[4,8]	6.24	[2,8]	12	15

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% - 0.78%, 0.29% - 0.80%, 0.29% - 0.80%, 0.29% - 0.82% and 0.25% - 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Excludes merger activity.

6The inception date for Series III shares is 1-2-08.

7Not annualized.

8Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American International Trust
Series I
12-31-2012	13.77	0.16	[2,3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81		5
12-31-2011	16.33	0.20	[2,3]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)	0.62	[4]	0.62	[4]	1.29	[3]	87		9
12-31-2010	15.52	0.26	[2,3]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	0.62	[4]	0.62	[4]	1.73	[3]	117		12
12-31-2009	14.31	0.17	[2,3]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59	0.63	[4]	0.63	[4]	1.19	[3]	101		10
12-31-2008	26.71	0.39	[2,3]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)	0.55	[4]	0.55	[4]	1.86	[3]	69		18
Series II
12-31-2012	13.77	0.13	[2,3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563		5
12-31-2011	16.31	0.19	[2,3]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)	0.77	[4]	0.77	[4]	1.22	[3]	576		9
12-31-2010	15.51	0.22	[2,3]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	0.77	[4]	0.77	[4]	1.43	[3]	726		12
12-31-2009	14.30	0.13	[2,3]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41	0.78	[4]	0.78	[4]	0.91	[3]	760		10
12-31-2008	26.67	0.31	[2,3]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)	0.69	[4]	0.69	[4]	1.46	[3]	637		18
Series III
12-31-2012	13.72	0.22	[2,3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[3]	51		5
12-31-2011	16.28	0.34	[2,3]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)	0.27	[4]	0.27	[4]	2.18	[3]	45		9
12-31-2010	15.47	0.40	[2,3]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	0.27	[4]	0.27	[4]	2.64	[3]	33		12
12-31-2009	14.27	0.64	[2,3]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14	0.28	[4]	0.28	[4]	4.36	[3]	10		10
12-31-2008[5]..	26.60	1.07	[2,3]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[6]	0.29	[4,7]	0.29	[4,7]	6.08	[3,7]	—	[8]	18

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5The inception date for Series III shares is 1-2-08.

6Not annualized.

7Annualized.

8Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American New World Trust
Series I
12-31-2012	11.61	0.08	[2,3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[2]	10		7
12-31-2011	13.75	0.20	[2,3]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)	0.66	[4]	0.66	[4]	1.57	[2]	9		14
12-31-2010	11.84	0.28	[2,3]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	0.66	[4]	0.65	[4]	2.26	[2]	8		26
12-31-2009[5]	8.94	0.24	[2,3]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73 [6]	0.66	[4,7]	0.63	[4,7]	3.27	[2,7]	2		22
Series II
12-31-2012	11.61	0.05	[2,3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[2]	68		7
12-31-2011	13.74	0.14	[2,3]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)	0.81	[4]	0.81	[4]	1.04	[2]	66		14
12-31-2010	11.84	0.14	[2,3]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	0.81	[4]	0.80	[4]	1.12	[2]	95		26
12-31-2009	8.15	0.12	[2,3]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	0.84	[4]	0.78	[4]	1.17	[2]	77		22
12-31-2008	14.76	0.10	[2,3]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)	0.83	[4]	0.78	[4]	0.82	[2]	41		60
Series III
12-31-2012	11.58	0.11	[2,3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[2]	3		7
12-31-2011	13.72	0.22	[2,3]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)	0.31	[4]	0.31	[4]	1.70	[2]	3		14
12-31-2010	11.81	0.22	[2,3]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	0.31	[4]	0.30	[4]	1.76	[2]	3		26
12-31-2009	8.13	0.24	[2,3]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	0.34	[4]	0.28	[4]	2.31	[2]	2		22
12-31-2008[8]	14.71	0.47	[2,3]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[6]	0.33	[4,7]	0.28	[4,7]	4.60	[2,7]	—	[9]	60

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, 0.29% – 0.82% and 0.25% – 0.73%, based on the mix of underlying funds held by the Portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5The inception date for Series I shares is 5-6-09.

6Not annualized.

7Annualized.

8The inception date for Series III shares is 1-2-08.

9Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
Series I
12-31-2012	20.54	0.05	[2]	3.72	3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86	0.83	0.22	274	22
12-31-2011	20.25	0.02	[2]	0.27	0.29	— [3]	—	—	— [3]	20.54	1.44	0.86	0.83	0.12	277	33
12-31-2010	17.45	—	[2,3]	2.82	2.82	(0.02)	—	—	(0.02)	20.25	16.15	0.87	0.84	(0.01)	328	44
12-31-2009	12.23	0.02	[2]	5.22	5.24	(0.02)	—	—	(0.02)	17.45	42.89	0.89	0.86	0.11	335	47
12-31-2008	21.70	0.03	[2]	(9.14)	(9.11)	(0.05)	(0.31)	—	(0.36)	12.23	(42.53)	0.90	0.87	0.18	281	58
Series II
12-31-2012	20.40	—	[2,3]	3.70	3.70	—	—	—	—	24.10	18.14	1.06	1.03	0.02	123	22
12-31-2011	20.15	(0.02)[2]		0.27	0.25	—	—	—	—	20.40	1.24	1.06	1.03	(0.08)	122	33
12-31-2010	17.39	(0.04)[2]		2.81	2.77	(0.01)	—	—	(0.01)	20.15	15.94	1.07	1.04	(0.21)	137	44
12-31-2009	12.21	(0.01)[2]		5.20	5.19	(0.01)	—	—	(0.01)	17.39	42.56	1.09	1.06	(0.09)	131	47
12-31-2008	21.65	—	[2,3]	(9.11)	(9.11)	(0.02)	(0.31)	—	(0.33)	12.21	(42.63)	1.10	1.07	(0.02)	102	58
Series NAV
12-31-2012	20.51	0.07	[2]	3.71	3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81	0.78	0.28	1,346	22
12-31-2011	20.22	0.04	[2]	0.25	0.29	— [3]	—	—	— [3]	20.51	1.45	0.81	0.78	0.17	1,286	33
12-31-2010	17.41	0.01	[2]	2.82	2.83	(0.02)	—	—	(0.02)	20.22	16.25	0.82	0.79	0.05	1,361	44
12-31-2009	12.20	0.03	[2]	5.21	5.24	(0.03)	—	—	(0.03)	17.41	42.97	0.84	0.81	0.18	1,135	47
12-31-2008	21.66	0.04	[2]	(9.12)	(9.08)	(0.07)	(0.31)	—	(0.38)	12.20	(42.52)	0.85	0.82	0.23	1,299	58

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Bond Trust
Series I
12-31-2012	13.62	0.31	[2]	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34		0.65		0.64		2.23		244	114
12-31-2011[3]	13.87	0.02	[2]	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75	[4]	0.66	[5]	0.65	[5]	0.75	[5]	230	108	[6]
Series II
12-31-2012	13.64	0.29	[2]	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12		0.85		0.84		2.03		634	114
12-31-2011[3]	13.87	0.01	[2]	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73	[4]	0.86	[5]	0.85	[5]	0.55	[5]	642	108	[6]
Series NAV
12-31-2012	13.62	0.32	[2]	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31		0.60		0.59		2.26		7,070	114
12-31-2011	13.48	0.41	[2]	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58		0.61		0.60		2.96		5,101	108	[6]
12-31-2010	12.88	0.40	[2]	0.46	0.86	(0.26)	— [7]	—	(0.26)	13.48	6.65		0.62		0.62		2.99		5,369	99
12-31-2009[8]	12.50	0.18	[2]	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[4]	0.67	[5]	0.67	[5]	3.31	[5]	1,429	67

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception date for Series I and Series II shares is 10-31-11.

4Not annualized.

5Annualized.

6Excludes merger activity.

7Less than $0.005 per share.

8The inception date for Class NAV shares is 7-29-09.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Bond PS Series
Series II
12-31-2012	12.66	0.26		0.46	0.72	(0.18)	—	—	(0.18)	13.20	5.67		0.90		0.91		1.98		—	[2]	107
12-31-2011[3]	12.50	0.18	[4]	0.18	0.36	(0.11)	(0.09)	—	(0.20)	12.66	2.88	[5]	1.16	[6]	0.98	[6]	2.05	[6]	2		114
Series NAV
12-31-2012	12.65	0.26		0.49	0.75	(0.20)	—	—	(0.20)	13.20	5.96		0.65		0.66		1.97		234		107
12-31-2011[3]	12.50	0.18	[4]	0.20	0.38	(0.14)	(0.09)	—	(0.23)	12.65	2.98	[5]	0.83	[6]	0.73	[6]	2.12	[6]	109		114

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Less than $500,000.

3The inception date for Series II and Series NAV shares is 4-28-11.

4Based on the average daily shares outstanding.

5Not annualized.

6Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations					Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Trust
Series I
12-31-2012	9.94	0.03	[2]	1.56		1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79	0.78	0.27	175	45
12-31-2011	9.94	0.01	[2]	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	0.79	0.78	0.05	181	52
12-31-2010	8.90	0.01	[2]	1.04		1.05	(0.01)	—	—	(0.01)	9.94	11.83	0.79	0.79	0.16	217	77	[4]
12-31-2009	6.27	0.02	[2]	2.63		2.65	(0.02)	—	—	(0.02)	8.90	42.29	0.80	0.80	0.26	136	85
12-31-2008	10.05	0.04	[2]	(3.78)		(3.74)	(0.04)	—	—	(0.04)	6.27	(37.22)	0.81	0.81	0.41	114	97
Series II
12-31-2012	9.83	0.02	[2]	1.54		1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99	0.98	0.07	71	45
12-31-2011	9.85	(0.02)[2]		—	[3]	(0.02)	— [3]	—	—	— [3]	9.83	(0.17)	0.99	0.98	(0.15)	72	52
12-31-2010	8.83	—	[2,3]	1.02		1.02	— [3]	—	—	— [3]	9.85	11.58	0.99	0.99	(0.05)	84	77	[4]
12-31-2009	6.22	—	[2,3]	2.61		2.61	— [3]	—	—	— [3]	8.83	42.04	1.00	1.00	0.06	71	85
12-31-2008	9.96	0.02	[2]	(3.74)		(3.72)	(0.02)	—	—	(0.02)	6.22	(37.36)	1.01	1.01	0.21	52	97
Series NAV
12-31-2012	9.94	0.04	[2]	1.55		1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74	0.73	0.32	797	45
12-31-2011	9.94	0.01	[2]	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	0.74	0.73	0.10	770	52
12-31-2010	8.90	0.02	[2]	1.04		1.06	(0.02)	—	—	(0.02)	9.94	11.88	0.74	0.74	0.19	821	77	[4]
12-31-2009	6.27	0.02	[2]	2.63		2.65	(0.02)	—	—	(0.02)	8.90	42.36	0.75	0.75	0.31	791	85
12-31-2008	10.06	0.04	[2]	(3.78)		(3.74)	(0.05)	—	—	(0.05)	6.27	(37.23)	0.76	0.76	0.46	526	97

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

4Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
Series I
12-31-2012	11.51	0.18	[2]	1.45	1.63	(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92		0.88		1.50		1		68
12-31-2011	11.50	0.19	[2]	0.16	0.35	(0.16)	(0.18)	—	(0.34)	11.51	3.13	0.95		0.91		1.59		1		83
12-31-2010	11.47	0.16	[2]	1.41	1.57	(0.18)	(1.36)	—	(1.54)	11.50	13.83	1.02		0.98		1.38		1		62
12-31-2009	9.02	0.20	[2]	2.52	2.72	(0.22)	(0.05)	—	(0.27)	11.47	30.06	1.05		1.01		1.93		1		91
12-31-2008[3]	12.50	0.15	[2]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[4]	1.22	[5]	1.18	[5]	2.01	[5]	—	[6]	55
Series II
12-31-2012	11.49	0.15	[2]	1.47	1.62	(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12		1.08		1.29		306		68
12-31-2011	11.49	0.16	[2]	0.16	0.32	(0.14)	(0.18)	—	(0.32)	11.49	2.88	1.15		1.11		1.39		301		83
12-31-2010	11.46	0.14	[2]	1.40	1.54	(0.15)	(1.36)	—	(1.51)	11.49	13.63	1.22		1.18		1.15		335		62
12-31-2009	9.02	0.17	[2]	2.52	2.69	(0.20)	(0.05)	—	(0.25)	11.46	29.84	1.25		1.21		1.70		337		91
12-31-2008[3]	12.50	0.16	[2]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[4]	1.42	[5]	1.38	[5]	2.46	[5]	141		55
Series NAV
12-31-2012	11.49	0.19	[2]	1.46	1.65	(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87		0.83		1.56		25		68
12-31-2011	11.49	0.19	[2]	0.15	0.34	(0.16)	(0.18)	—	(0.34)	11.49	3.09	0.90		0.86		1.66		17		83
12-31-2010	11.46	0.17	[2]	1.40	1.57	(0.18)	(1.36)	—	(1.54)	11.49	13.90	0.97		0.93		1.42		5		62
12-31-2009	9.02	0.19	[2]	2.52	2.71	(0.22)	(0.05)	—	(0.27)	11.46	30.12	1.00		0.96		1.89		3		91
12-31-2008[3]	12.50	0.16	[2]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[4]	1.17	[5]	1.13	[5]	2.26	[5]	1		55

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception date for Series I, Series II and Series NAV shares is 4-28-08.

4Not annualized.

5Annualized.

6Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Core Allocation Plus Trust
Series I
12-31-2012	9.91	0.14	[2]	1.18	1.32	(0.14)	(0.66)	—	(0.80)	10.43	13.58	1.05	1.04	1.31	20	155
12-31-2011	10.89	0.13	[2]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.31)	1.04	1.04	1.20	24	154
12-31-2010	10.13	0.15	[2]	0.90	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.50	1.04	1.04	1.44	27	132
12-31-2009	8.50	0.11	[2]	2.03	2.14	(0.16)	(0.35)	—	(0.51)	10.13	25.20	1.12	1.12	1.16	25	174
12-31-2008[3]	12.50	0.12	[2]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[4]	1.63	1.63	1.12	11	97
Series II
12-31-2012	9.92	0.12	[2]	1.18	1.30	(0.12)	(0.66)	—	(0.78)	10.44	13.35	1.25	1.24	1.14	146	155
12-31-2011	10.90	0.11	[2]	(0.39)	(0.28)	(0.12)	(0.58)	—	(0.70)	9.92	(2.52)	1.24	1.24	1.00	142	154
12-31-2010	10.14	0.13	[2]	0.90	1.03	(0.10)	(0.17)	—	(0.27)	10.90	10.29	1.24	1.24	1.23	161	132
12-31-2009	8.50	0.09	[2]	2.04	2.13	(0.14)	(0.35)	—	(0.49)	10.14	25.10	1.32	1.32	0.98	157	174
12-31-2008[3]	12.50	0.09	[2]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[4]	1.83	1.83	0.92	56	97
Series NAV
12-31-2012	9.91	0.12	[2]	1.20	1.32	(0.15)	(0.66)	—	(0.81)	10.42	13.54	1.00	0.99	1.14	12	155
12-31-2011	10.89	0.13	[2]	(0.39)	(0.26)	(0.14)	(0.58)	—	(0.72)	9.91	(2.26)	0.99	0.99	1.24	77	154
12-31-2010	10.13	0.16	[2]	0.89	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.55	0.99	0.99	1.51	56	132
12-31-2009	8.49	0.12	[2]	2.03	2.15	(0.16)	(0.35)	—	(0.51)	10.13	25.41	1.07	1.07	1.23	22	174
12-31-2008[3]	12.50	0.13	[2]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[4]	1.59	1.59	1.15	4	97

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception date for Series I, Series II and Series NAV shares is 1-2-08.

4Not annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Core Bond Trust
Series I
12-31-2012	13.83	0.25	[2]	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67	0.67	1.79	2	367
12-31-2011	13.68	0.35	[2]	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	0.67	0.67	2.51	2	436
12-31-2010	13.24	0.37	[2]	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	0.68	0.68	2.71	1	562
12-31-2009	12.33	0.48	[2]	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	0.74	0.74	3.72	2	461
12-31-2008	12.55	0.56	[2]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	0.85	0.85	4.52	1	467
Series II
12-31-2012	13.82	0.23	[2]	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87	0.87	1.60	12	367
12-31-2011	13.68	0.33	[2]	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	0.87	0.87	2.33	14	436
12-31-2010	13.23	0.34	[2]	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	0.88	0.88	2.47	14	562
12-31-2009	12.33	0.46	[2]	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	0.93	0.93	3.53	12	461
12-31-2008	12.54	0.53	[2]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	1.03	1.03	4.28	9	467
Series NAV
12-31-2012	13.78	0.26	[2]	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62	0.62	1.84	1,734	367
12-31-2011	13.64	0.36	[2]	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	0.62	0.62	2.59	1,676	436
12-31-2010	13.20	0.37	[2]	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	0.63	0.63	2.68	1,808	562
12-31-2009	12.30	0.47	[2]	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	0.65	0.65	3.64	1,086	461
12-31-2008	12.52	0.57	[2]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	0.77	0.77	4.50	253	467

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Fundamental Holdings Trust
Series I
12-31-2012	15.51	0.26	[2,3]	1.44	1.70	(0.26)	(0.22)	—	(0.48)	16.73	11.03		0.44	[4]	0.45	[4]	1.60	[3]	—	[5]	57
12-31-2011	15.73	0.27	[2,3]	(0.15)	0.12	(0.26)	(0.08)	—	(0.34)	15.51	0.78		0.44	[4]	0.45	[4]	1.67	[3]	—	[5]	8
12-31-2010[6]	15.31	0.27	[2,3]	0.52	0.79	(0.25)	(0.12)	—	(0.37)	15.73	5.20	[7]	0.43	[4,8]	0.43	[4,8]	2.63	[3,8]	—	[5]	3
Series II
12-31-2012	15.51	0.24	[2,3]	1.43	1.67	(0.23)	(0.22)	—	(0.45)	16.73	10.81		0.64	[4]	0.65	[4]	1.46	[3]	310		57
12-31-2011	15.74	0.24	[2,3]	(0.16)	0.08	(0.23)	(0.08)	—	(0.31)	15.51	0.52		0.64	[4]	0.65	[4]	1.51	[3]	257		8
12-31-2010	14.67	0.29	[2,3]	1.12	1.41	(0.22)	(0.12)	—	(0.34)	15.74	9.65		0.66	[4]	0.64	[4]	1.91	[3]	228		3
12-31-2009[9]	12.50	0.40	[2,3]	1.98	2.38	(0.20)	(0.01)	—	(0.21)	14.67	19.05	[7]	0.74	[4,8]	0.60	[4,8]	4.21	[3,8]	105		11
Series III
12-31-2012	15.50	0.29	[2,3]	1.44	1.73	(0.30)	(0.22)	—	(0.52)	16.71	11.18		0.24	[4]	0.25	[4]	1.77	[3]	25		57
12-31-2011	15.72	0.31	[2,3]	(0.16)	0.15	(0.29)	(0.08)	—	(0.37)	15.50	0.99		0.24	[4]	0.25	[4]	1.95	[3]	23		8
12-31-2010	14.65	0.34	[2,3]	1.15	1.49	(0.30)	(0.12)	—	(0.42)	15.72	10.08		0.26	[4]	0.24	[4]	2.28	[3]	20		3
12-31-2009[9]	12.50	0.42	[2,3]	2.00	2.42	(0.26)	(0.01)	—	(0.27)	14.65	19.35	[7]	0.34	[4,8]	0.20	[4,8]	4.42	[3,8]	9		11

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% - 0.59%, 0.29% - 0.53%, 0.29% - 0.53% and 0.29% - 0.54% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively.

5Less than $500,000.

6The inception date for Series I shares is 4-30-10.

7Not annualized.

8Annualized.

9The inception date for Series II and Series III shares is 5-1-09.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Global Diversification Trust
Series I
12-31-2012	14.99	1.24	[2,3]	0.71	1.95	(1.23)	(0.25)	—	(1.48)	15.46	13.12		0.44	[4]	0.45	[4]	7.76	[3]	—	[5]	53
12-31-2011	16.01	0.32	[2,3]	(0.89)	(0.57)	(0.29)	(0.16)	—	(0.45)	14.99	(3.56)		0.44	[4]	0.45	[4]	2.00	[3]	—	[5]	11
12-31-2010[6]	15.50	0.30	[2,3]	0.68	0.98	(0.28)	(0.19)	—	(0.47)	16.01	6.40	[7]	0.43	[4,8]	0.42	[4,8]	2.89	[3,8]	—	[5]	10
Series II
12-31-2012	15.00	1.20	[2,3]	0.72	1.92	(1.20)	(0.25)	—	(1.45)	15.47	12.90		0.64	[4]	0.65	[4]	7.52	[3]	312		53
12-31-2011	16.02	0.25	[2,3]	(0.85)	(0.60)	(0.26)	(0.16)	—	(0.42)	15.00	(3.75)		0.64	[4]	0.65	[4]	1.59	[3]	287		11
12-31-2010	15.21	0.32	[2,3]	0.93	1.25	(0.25)	(0.19)	—	(0.44)	16.02	8.29		0.65	[4]	0.64	[4]	2.12	[3]	279		10
12-31-2009[9]	12.50	0.45	[2,3]	2.46	2.91	(0.20)	— [10]	—	(0.20)	15.21	23.26	[7]	0.74	[4,8]	0.60	[4,8]	4.49	[3,8]	129		20
Series III
12-31-2012	14.98	1.24	[2,3]	0.75	1.98	(1.27)	(0.25)	—	(1.52)	15.45	13.35		0.24	[4]	0.25	[4]	7.77	[3]	18		53
12-31-2011	16.00	0.33	[2,3]	(0.87)	(0.54)	(0.32)	(0.16)	—	(0.48)	14.98	(3.36)		0.24	[4]	0.25	[4]	2.09	[3]	18		11
12-31-2010	15.19	0.39	[2,3]	0.92	1.31	(0.31)	(0.19)	—	(0.50)	16.00	8.71		0.25	[4]	0.24	[4]	2.54	[3]	16		10
12-31-2009[9]	12.50	0.50	[2,3]	2.45	2.95	(0.26)	— [10]	—	(0.26)	15.19	23.58	[7]	0.34	[4,8]	0.20	[4,8]	5.02	[3,8]	6		20

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.0.12% - 0.59%, 0.29% - 0.56%, 0.29% - 0.61% and 0.29% - 0.56% based on the mix of underlying funds held by the portfolio for the years ended 12-31-12,12-31-11, 12-31-10 and 12-31-09.

5Less than $500,000.

6The inception date for Series I shares is 4-30-10.

7Not annualized.

8Annualized.

9The inception date for Series II and Series III shares is 5-1-09.

10Less than $0.005 per share.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
Series I
12-31-2012	12.40	0.43	[2,3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[5]	110	[10]
12-31-2011	12.66	0.42	[2,3]	(0.39)	0.03	(0.29)	— [6]	—	(0.29)	12.40	0.21	0.12	[4]	0.11	[4]	3.34	[3]	—	[5]	8
12-31-2010	11.51	0.12	[2,3]	1.31	1.43	(0.25)	(0.03)	—	(0.28)	12.66	12.42	0.13	[4]	0.07	[4]	0.98	[3]	—	[5]	15
12-31-2009	9.67	0.18	[2,3]	1.92	2.10	(0.18)	(0.08)	—	(0.26)	11.51	21.87	0.13	[4]	0.07	[4]	1.80	[3]	—	[5]	22
12-31-2008[7]	13.09	0.14	[2,3]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67	(24.84)[8]	0.15	[4,9]	0.07	[4,9]	1.79	[3,9]	—	[5]	5
Series II
12-31-2012	12.44	0.32	[2,3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[10]
12-31-2011	12.70	0.25	[2,3]	(0.25)	— [6]	(0.26)	— [6]	—	(0.26)	12.44	0.01	0.32	[4]	0.31	[4]	1.95	[3]	653		8
12-31-2010	11.55	0.23	[2,3]	1.18	1.41	(0.23)	(0.03)	—	(0.26)	12.70	12.17	0.33	[4]	0.27	[4]	1.94	[3]	680		15
12-31-2009	9.70	0.18	[2,3]	1.91	2.09	(0.16)	(0.08)	—	(0.24)	11.55	21.65	0.33	[4]	0.27	[4]	1.72	[3]	588		22
12-31-2008	13.39	0.15	[2,3]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70	(26.47)	0.35	[4]	0.27	[4]	1.31	[3]	354		5
Series NAV
12-31-2012	12.40	0.39	[2,3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[10]
12-31-2011	12.67	0.35	[2,3]	(0.33)	0.02	(0.29)	— [6]	—	(0.29)	12.40	0.18	0.07	[4]	0.06	[4]	2.74	[3]	33		8
12-31-2010	11.51	0.32	[2,3]	1.13	1.45	(0.26)	(0.03)	—	(0.29)	12.67	12.56	0.08	[4]	0.02	[4]	2.69	[3]	19		15
12-31-2009	9.67	0.43	[2,3]	1.68	2.11	(0.19)	(0.08)	—	(0.27)	11.51	21.93	0.08	[4]	0.02	[4]	3.97	[3]	9		22
12-31-2008[7]	13.09	0.27	[2,3]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67	(24.82)[8]	0.10	[4,9]	0.02	[4,9]	3.85	[3,9]	—	[5]	5

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% - 0.59%, 0.48% - 0.50%, 0.48% - 0.50%, 0.49% - 0.51% and 0.49% - 0.57%, for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Less than $500,000.

6Less than $0.005 per share.

7The inception date for Series I and Series NAV shares is 4-28-08.

8Not annualized.

9Annualized.

10Increase in the Portfolio Turnover is directly attributable to in-kind transactions that are related to the reorganization of the underlying Funds held by the Trust.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Disciplined Diversification Trust
Series I
12-31-2012	11.74	0.22	[2]	1.26	1.48	(0.30)	(0.17)	—	(0.47)	12.75	12.74	0.94		0.94		1.75		—	[3]	5
12-31-2011	12.32	0.20	[2]	(0.46)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.09)	0.91		0.91		1.64		—	[3]	13
12-31-2010	11.03	0.17	[2]	1.31	1.48	(0.19)	—	—	(0.19)	12.32	13.40	0.92		0.87		1.45		—	[3]	5
12-31-2009	8.90	0.16	[2]	2.26	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.22	0.94		0.75		1.72		—	[3]	62
12-31-2008[4]	12.50	0.19	[2]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[5]	1.04	[6]	0.75	[6]	2.63	[6]	1		7
Series II
12-31-2012	11.75	0.19	[2]	1.28	1.47	(0.28)	(0.17)	—	(0.45)	12.77	12.59	1.14		1.14		1.54		212		5
12-31-2011	12.33	0.18	[2]	(0.47)	(0.29)	(0.24)	(0.05)	—	(0.29)	11.75	(2.29)	1.11		1.11		1.42		207		13
12-31-2010	11.04	0.15	[2]	1.30	1.45	(0.16)	—	—	(0.16)	12.33	13.18	1.12		1.07		1.33		240		5
12-31-2009	8.91	0.16	[2]	2.24	2.40	(0.19)	(0.08)	—	(0.27)	11.04	26.96	1.14		0.95		1.58		221		62
12-31-2008[4]	12.50	0.15	[2]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[5]	1.24	[6]	0.95	[6]	2.13	[6]	117		7
Series NAV
12-31-2012	11.74	0.20	[2]	1.29	1.49	(0.31)	(0.17)	—	(0.48)	12.75	12.79	0.89		0.89		1.57		21		5
12-31-2011	12.32	0.21	[2]	(0.47)	(0.26)	(0.27)	(0.05)	—	(0.32)	11.74	(2.04)	0.86		0.86		1.68		130		13
12-31-2010	11.03	0.18	[2]	1.30	1.48	(0.19)	—	—	(0.19)	12.32	13.45	0.87		0.82		1.57		104		5
12-31-2009	8.90	0.17	[2]	2.25	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.27	0.89		0.70		1.66		46		62
12-31-2008[4]	12.50	0.16	[2]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[5]	0.99	[6]	0.70	[6]	2.40	[6]	2		7

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $500,000.

4The inception date for Series I, Series II and Series NAV shares is 4-28-08.

5Not annualized.

6Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Emerging Markets Value Trust
Series I
12-31-2012	9.86	0.14	[2]	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13	1.13	1.31	9	14
12-31-2011	15.99	0.17	[2]	(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13	1.13	1.27	7	18
12-31-2010	13.52	0.09	[2]	2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	1.12	1.12	0.65	11	21
12-31-2009	6.74	0.07	[2]	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	1.13	1.13	0.68	8	28
12-31-2008	14.64	0.25	[2]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)	1.14	1.14	2.53	3	19
Series NAV
12-31-2012	9.85	0.14	[2]	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08	1.08	1.34	1,115	14
12-31-2011	15.98	0.18	[2]	(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08	1.08	1.32	915	18
12-31-2010	13.51	0.11	[2]	2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	1.07	1.07	0.80	1,088	21
12-31-2009	6.73	0.08	[2]	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	1.08	1.08	0.84	1,028	28
12-31-2008	14.56	0.27	[2]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)	1.09	1.09	2.42	300	19

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Equity-Income Trust
Series I
12-31-2012	13.50	0.31	[2]	2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86	0.83	2.11	311	14
12-31-2011	13.87	0.27	[2]	(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)	0.86	0.83	1.91	311	19	[3]
12-31-2010	12.27	0.23	[2]	1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	0.87	0.84	1.84	348	14
12-31-2009	9.96	0.22	[2]	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	0.90	0.86	2.17	352	17	[3]
12-31-2008	16.47	0.34	[2]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)	0.91	0.87	2.48	344	32
Series II
12-31-2012	13.47	0.28	[2]	2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06	1.03	1.91	173	14
12-31-2011	13.84	0.24	[2]	(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)	1.06	1.03	1.73	174	19	[3]
12-31-2010	12.24	0.21	[2]	1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	1.07	1.04	1.64	178	14
12-31-2009	9.93	0.20	[2]	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	1.10	1.06	1.96	172	17	[3]
12-31-2008	16.42	0.32	[2]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)	1.11	1.07	2.30	147	32
Series NAV
12-31-2012	13.46	0.32	[2]	2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81	0.78	2.17	1,513	14
12-31-2011	13.83	0.27	[2]	(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)	0.81	0.78	1.98	1,471	19	[3]
12-31-2010	12.23	0.24	[2]	1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	0.82	0.79	1.90	1,427	14
12-31-2009	9.93	0.22	[2]	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	0.85	0.81	2.13	1,390	17	[3]
12-31-2008	16.43	0.35	[2]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)	0.86	0.82	2.55	808	32

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Services Trust
Series I
12-31-2012	10.52	0.12	[2]	1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91	0.91	0.99	97	26
12-31-2011	11.84	0.10	[2]	(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)	0.94	0.93	0.90	92	12
12-31-2010	10.58	0.09	[2]	1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	0.93	0.93	0.80	125	15
12-31-2009	7.53	0.05	[2]	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	0.96	0.96	0.63	45	13
12-31-2008	14.54	0.10	[2]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)	0.95	0.95	0.91	33	11
Series II
12-31-2012	10.48	0.09	[2]	1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11	1.11	0.79	23	26
12-31-2011	11.79	0.08	[2]	(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)	1.14	1.13	0.71	23	12
12-31-2010	10.54	0.06	[2]	1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	1.13	1.13	0.58	32	15
12-31-2009	7.51	0.04	[2]	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	1.16	1.16	0.43	34	13
12-31-2008	14.48	0.08	[2]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)	1.15	1.15	0.71	26	11
Series NAV
12-31-2012	10.51	0.12	[2]	1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86	0.86	1.04	18	26
12-31-2011	11.82	0.11	[2]	(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)	0.89	0.88	0.95	18	12
12-31-2010	10.57	0.09	[2]	1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	0.88	0.88	0.83	23	15
12-31-2009	7.52	0.06	[2]	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	0.91	0.91	0.68	25	13
12-31-2008	14.53	0.11	[2]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)	0.90	0.90	0.97	20	11

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
Series I
12-31-2012	9.51	0.31	[2,3]	1.24	1.55	(0.33)	—	—	(0.33)	10.73	16.26	0.12		0.12	[4]	3.04	[3]	47	3
12-31-2011	9.95	0.29	[2,3]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)	0.12		0.12	[4]	2.92	[3]	44	3
12-31-2010	9.33	0.37	[2,3]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	0.12		0.10	[4]	3.87	[3]	47	5
12-31-2009	7.36	0.39	[2,3]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	0.12		0.08	[4]	4.68	[3]	43	8
12-31-2008[5]	11.16	0.59	[2,3]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[6]	0.15	[7]	0.08	[4,7]	7.77	[3,7]	12	4
Series II
12-31-2012	9.52	0.28	[2,3]	1.25	1.53	(0.31)	—	—	(0.31)	10.74	16.03	0.32		0.32	[4]	2.79	[3]	1,184	3
12-31-2011	9.97	0.26	[2,3]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)	0.32		0.32	[4]	2.60	[3]	1,154	3
12-31-2010	9.35	0.33	[2,3]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	0.32		0.30	[4]	3.51	[3]	1,335	5
12-31-2009	7.38	0.32	[2,3]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	0.32		0.28	[4]	3.89	[3]	1,358	8
12-31-2008	12.05	0.29	[2,3]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)	0.33		0.28	[4]	2.94	[3]	1,111	4
Series NAV
12-31-2012	9.50	0.38	[2,3]	1.17	1.55	(0.33)	—	—	(0.33)	10.72	16.33	0.07		0.07	[4]	3.69		16	3
12-31-2011	9.95	0.34	[2,3]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)	0.07		0.07	[4]	3.41		10	3
12-31-2010	9.33	0.41	[2,3]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	0.07		0.05	[4]	4.37		8	5
12-31-2009	7.36	0.53	[2,3]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	0.07		0.03	[4]	6.34		5	8
12-31-2008[8]	11.26	0.60	[2,3]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[6]	0.08	[7]	0.03	[4,7]	10.86	[7]	1	4

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% - 1.00%, 0.85% - 1.03%, 0.85% - 1.03%, 0.86% - 1.03% and 0.87% - 1.06% based on the mix of underlying funds held by the portfolio, for years ended 12-31-12, 2-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5The inception date for Series I shares is 1-28-08.

6Not annualized.

7Annualized.

8The inception date for Series NAV shares is 4-28-08.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental All Cap Core Trust
Series I
12-31-2012	12.48	0.16	[2]	2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76	0.76	1.17	131	38
12-31-2011	12.90	0.13	[2]	(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)	0.76	0.76	0.98	117	146
12-31-2010	10.90	0.13	[2]	2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	0.76	0.76	1.18	142	120
12-31-2009	8.61	0.12	[2]	2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	0.75	0.75	1.26	133	147
12-31-2008	15.35	0.18	[2]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)	0.79	0.79	1.42	127	151
Series II
12-31-2012	12.47	0.14	[2]	2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96	0.96	0.98	67	38
12-31-2011	12.90	0.10	[2]	(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)	0.96	0.96	0.78	60	146
12-31-2010	10.90	0.11	[2]	2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	0.96	0.96	0.97	71	120
12-31-2009	8.61	0.10	[2]	2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	0.95	0.95	1.06	69	147
12-31-2008	15.32	0.15	[2]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)	0.99	0.99	1.21	63	151
Series NAV
12-31-2012	12.52	0.17	[2]	2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71	0.71	1.22	1,149	38
12-31-2011	12.95	0.13	[2]	(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)	0.71	0.71	1.03	1,032	146
12-31-2010	10.94	0.14	[2]	2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	0.71	0.71	1.22	1,171	120
12-31-2009	8.64	0.12	[2]	2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	0.70	0.70	1.31	1,100	147
12-31-2008	15.41	0.19	[2]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)	0.74	0.74	1.62	958	151

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Holdings Trust
Series I
12-31-2012	10.07	0.19	[2,3]	1.08	1.27	(0.17)	(0.02)	—	(0.19)	11.15	12.64	0.67	[4]	0.53	[4]	1.72	[3]	4		41
12-31-2011	10.34	0.19	[2,3]	(0.30)	(0.11)	(0.16)	—	—	(0.16)	10.07	(1.05)	0.66	[4]	0.66	[4]	1.86	[3]	3		3
12-31-2010	9.51	0.28	[2,3]	0.71	0.99	(0.16)	—	—	(0.16)	10.34	10.35	0.67	[4]	0.65	[4]	2.89	[3]	3		6
12-31-2009	7.61	0.23	[2,3]	1.82	2.05	(0.15)	—	—	(0.15)	9.51	26.88	0.67	[4,5]	0.63	[4]	2.64	[3]	—	[6]	3
12-31-2008	11.91	0.26	[2,3]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)	0.69	[4,5]	0.64	[4]	2.50	[3]	—	[6]	1
Series II
12-31-2012	10.08	0.14	[2,3]	1.12	1.26	(0.16)	(0.02)	—	(0.18)	11.16	12.47	0.82	[4]	0.68	[4]	1.33	[3]	1,002		41
12-31-2011	10.35	0.14	[2,3]	(0.26)	(0.12)	(0.15)	—	—	(0.15)	10.08	(1.20)	0.81	[4]	0.81	[4]	1.30	[3]	992		3
12-31-2010	9.52	0.14	[2,3]	0.83	0.97	(0.14)	—	—	(0.14)	10.35	10.19	0.82	[4]	0.80	[4]	1.38	[3]	1,122		6
12-31-2009	7.62	0.14	[2,3]	1.89	2.03	(0.13)	—	—	(0.13)	9.52	26.68	0.82	[4,5]	0.78	[4]	1.61	[3]	1,089		3
12-31-2008	11.91	0.48	[2,3]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)	0.84	[4]	0.79	[4]	4.98	[3]	600		1
Series III
12-31-2012	10.07	0.19	[2,3]	1.11	1.30	(0.21)	(0.02)	—	(0.23)	11.14	12.92	0.32	[4]	0.24	[4]	1.78	[3]	62		41
12-31-2011	10.34	0.19	[2,3]	(0.26)	(0.07)	(0.20)	—	—	(0.20)	10.07	(0.70)	0.31	[4]	0.31	[4]	1.86	[3]	60		3
12-31-2010	9.51	0.19	[2,3]	0.83	1.02	(0.19)	—	—	(0.19)	10.34	10.71	0.32	[4]	0.30	[4]	1.94	[3]	63		6
12-31-2009	7.61	0.22	[2,3]	1.86	2.08	(0.18)	—	—	(0.18)	9.51	27.27	0.32	[4,5]	0.28	[4]	2.52	[3]	57		3
12-31-2008	11.91	0.75	[2,3]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)	0.34	[4]	0.29	[4]	8.29	[3]	14		1

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.28% - 0.59%, 0.29% - 0.60%, 0.29% - 0.80%, 0.29% - 0.82% and 0.25% - 0.73%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Does not include expenses of the investment companies in which the Portfolio invests.

6Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Large Cap Value Trust
Series I
12-31-2012	9.91	0.19	[2]	2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76		0.75	1.67	67		42
12-31-2011	9.84	0.15	[2]	0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	0.78		0.78	1.53	45		108
12-31-2010	8.83	0.13	[2]	1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	0.78	[3]	0.78	1.43	—	[3]	154
12-31-2009	7.24	0.13	[2]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	0.78		0.78	1.69	1		150
12-31-2008	12.77	0.20	[2]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)	0.75	[3]	0.75	1.74	—	[3]	176
Series II
12-31-2012	9.98	0.16	[2]	2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96		0.95	1.46	17		42
12-31-2011	9.90	0.13	[2]	0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	0.98		0.98	1.33	13		108
12-31-2010	8.90	0.13	[2]	1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	0.98		0.98	1.39	14		154
12-31-2009	7.28	0.11	[2]	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	0.98		0.98	1.50	14		150
12-31-2008	12.83	0.18	[2]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)	0.95		0.95	1.65	13		176
Series NAV
12-31-2012	9.91	0.19	[2]	2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71		0.70	1.68	441		42
12-31-2011	9.83	0.16	[2]	0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	0.73		0.73	1.58	270		108
12-31-2010	8.83	0.14	[2]	1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	0.73		0.73	1.60	189		154
12-31-2009	7.24	0.13	[2]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	0.73		0.73	1.78	260		150
12-31-2008	12.77	0.21	[2]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)	0.70		0.70	1.91	331		176

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Value Trust
Series I
12-31-2012	13.65	0.22	[2]	1.61	1.83	(0.14)	—	—	(0.14)	15.34	13.45	0.85	0.84	1.47	318	10
12-31-2011	14.31	0.13	[2]	(0.67)	(0.54)	(0.12)	—	—	(0.12)	13.65	(3.78)	0.85	0.85	0.94	339	14
12-31-2010	12.79	0.11	[2]	1.56	1.67	(0.15)	—	—	(0.15)	14.31	13.10	0.85	0.85	0.87	429	16
12-31-2009	9.79	0.10	[2]	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	0.83	0.83	0.92	448	22	[3]
12-31-2008	16.50	0.13	[2]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)	0.86	0.86	1.04	406	28	[3]
Series II
12-31-2012	13.63	0.19	[2]	1.60	1.79	(0.11)	—	—	(0.11)	15.31	13.18	1.05	1.04	1.27	260	10
12-31-2011	14.29	0.10	[2]	(0.67)	(0.57)	(0.09)	—	—	(0.09)	13.63	(3.99)	1.05	1.05	0.74	272	14
12-31-2010	12.77	0.09	[2]	1.55	1.64	(0.12)	—	—	(0.12)	14.29	12.88	1.05	1.05	0.67	334	16
12-31-2009	9.77	0.08	[2]	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	1.03	1.03	0.71	344	22	[3]
12-31-2008	16.45	0.12	[2]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)	1.06	1.06	0.84	282	28	[3]
Series NAV
12-31-2012	13.61	0.23	[2]	1.60	1.83	(0.15)	—	—	(0.15)	15.29	13.48	0.80	0.79	1.53	943	10
12-31-2011	14.27	0.14	[2]	(0.68)	(0.54)	(0.12)	—	—	(0.12)	13.61	(3.74)	0.80	0.80	0.99	935	14
12-31-2010	12.75	0.12	[2]	1.56	1.68	(0.16)	—	—	(0.16)	14.27	13.20	0.80	0.80	0.92	990	16
12-31-2009	9.76	0.10	[2]	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	0.78	0.78	0.95	1,034	22	[3]
12-31-2008	16.45	0.15	[2]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)	0.81	0.81	1.11	684	28	[3]

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
Series I
12-31-2012[2]	13.23	0.36	[3]	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86	0.86	2.71	75	131
12-31-2011	12.92	0.35	[3]	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	0.82	0.81	2.60	82	103
12-31-2010	12.14	0.32	[3]	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	0.83	0.83	2.50	91	394
12-31-2009	14.44	0.47	[3]	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	0.83	0.83	3.76	96	280
12-31-2008	15.20	0.72	[3]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)	0.89	0.89	4.69	99	487
Series II
12-31-2012[2]	13.14	0.33	[3]	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06	1.06	2.51	164	131
12-31-2011	12.84	0.32	[3]	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	1.02	1.01	2.40	175	103
12-31-2010	12.06	0.29	[3]	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	1.03	1.03	2.30	195	394
12-31-2009	14.37	0.44	[3]	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	1.03	1.03	3.54	195	280
12-31-2008	15.15	0.68	[3]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)	1.09	1.09	4.48	172	487
Series NAV
12-31-2012[2]	13.18	0.37	[3]	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81	0.81	2.76	724	131
12-31-2011	12.88	0.35	[3]	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	0.77	0.76	2.65	703	103
12-31-2010	12.10	0.32	[3]	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	0.78	0.78	2.55	749	394
12-31-2009	14.41	0.47	[3]	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	0.78	0.78	3.80	647	280
12-31-2008	15.16	0.72	[3]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)	0.84	0.84	4.72	602	487

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2In accordance with Accounting Standards Update 2011-3, Reconsideration of Effective Control for Repurchase Agreements, the Portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%.

3Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Global Diversification Trust
Series I
12-31-2012	9.56	0.20	[2,3]	1.31	1.51	(0.16)	(0.02)	—	(0.18)	10.89	15.84	0.67	[4]	0.57	[4]	1.89	[2]	13		28
12-31-2011	10.43	0.20	[2,3]	(0.88)	(0.68)	(0.19)	—	—	(0.19)	9.56	(6.49)	0.67	[4]	0.67	[4]	1.93	[2]	8		4
12-31-2010	9.44	0.38	[2,3]	0.81	1.19	(0.20)	—	—	(0.20)	10.43	12.57	0.67	[4]	0.66	[4]	3.93	[2]	6		6
12-31-2009	7.04	0.32	[2,3]	2.24	2.56	(0.16)	—	—	(0.16)	9.44	36.32	0.67	[4]	0.63	[4]	3.58	[2]	1		5
12-31-2008	11.88	0.23	[2,3]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)	0.69	[4]	0.64	[4]	2.31	[2]	—	[5]	6
Series II
12-31-2012	9.57	0.14	[2,3]	1.35	1.49	(0.15)	(0.02)	—	(0.17)	10.89	15.55	0.82	[4]	0.73	[4]	1.38	[2]	760		28
12-31-2011	10.43	0.17	[2,3]	(0.85)	(0.68)	(0.18)	—	—	(0.18)	9.57	(6.54)	0.82	[4]	0.82	[4]	1.61	[2]	740		4
12-31-2010	9.45	0.17	[2,3]	0.99	1.16	(0.18)	—	—	(0.18)	10.43	12.30	0.82	[4]	0.81	[4]	1.80	[2]	890		6
12-31-2009	7.04	0.14	[2,3]	2.42	2.56	(0.15)	—	—	(0.15)	9.45	36.29	0.82	[4]	0.78	[4]	1.73	[2]	861		5
12-31-2008	11.88	0.35	[2,3]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)	0.84	[4]	0.79	[4]	3.69	[2]	542		6

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.47% - 0.78%, 0.38% - 0.80%, 0.29% - 0.80%, 0.29% - 0.82% and 0.25% - 0.73%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Less than $500,000.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Trust
Series I
12-31-2012	13.31	0.30	[2]	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96	0.94	2.04	156	16
12-31-2011	14.48	0.31	[2]	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96	0.94	2.14	150	24
12-31-2010	13.64	0.22	[2]	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	0.96	0.94	1.64	178	8
12-31-2009	10.54	0.18	[2]	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	0.96	0.93	1.58	182	10
12-31-2008	17.91	0.33	[2]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)	1.00	0.99	2.26	131	12
Series II
12-31-2012	13.27	0.27	[2]	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16	1.14	1.85	30	16
12-31-2011	14.44	0.28	[2]	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16	1.14	1.94	29	24
12-31-2010	13.60	0.19	[2]	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	1.16	1.14	1.45	34	8
12-31-2009	10.51	0.16	[2]	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	1.16	1.13	1.41	36	10
12-31-2008	17.84	0.30	[2]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)	1.20	1.19	2.04	31	12
Series NAV
12-31-2012	13.30	0.30	[2]	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91	0.89	2.09	422	16
12-31-2011	14.47	0.32	[2]	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91	0.89	2.18	404	24
12-31-2010	13.63	0.23	[2]	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	0.91	0.89	1.69	472	8
12-31-2009	10.53	0.19	[2]	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	0.91	0.88	1.67	473	10
12-31-2008	17.90	0.32	[2]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)	0.95	0.94	2.22	375	12

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Growth Equity Trust
Series NAV
12-31-2012	11.04	0.05	[2]	1.71	1.76	— [3]	—	—	— [3]	12.80	15.97	0.78		0.78		0.43		444	89
12-31-2011	11.50	—	[2,3]	(0.44)	(0.44)	(0.02)	—	—	(0.02)	11.04	(3.86)	0.79		0.79		0.04		429	90
12-31-2010	9.85	0.03	[2]	1.65	1.68	(0.03)	—	—	(0.03)	11.50	17.07	0.79		0.79		0.26		461	86
12-31-2009	7.45	0.03	[2]	2.40	2.43	(0.03)	—	—	(0.03)	9.85	32.59	0.79		0.79		0.35		550	109
12-31-2008[4]	12.50	0.02	[2]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[5]	0.80	[6]	0.80	[6]	0.23	[6]	299	74

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

4The inception date for Class NAV shares is 4-28-08.

5Not annualized.

6Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
Series I
12-31-2012	16.98	(0.08)[2]	5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18	1.12	(0.41)	69	29
12-31-2011	15.55	(0.10)[2]	1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	1.18	1.13	(0.59)	56	39
12-31-2010	13.44	(0.05)[2,3]	2.16	2.11	—	—	—	—	15.55	15.70	1.17	1.12	(0.37)[3]	53	38
12-31-2009	10.35	(0.05)[2]	3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	1.19	1.14	(0.48)	55	35
12-31-2008	15.10	(0.07)[2]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)	1.22	1.17	(0.58)	91	51
Series II
12-31-2012	16.60	(0.12)[2]	5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38	1.32	(0.61)	67	29
12-31-2011	15.23	(0.13)[2]	1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	1.38	1.33	(0.80)	57	39
12-31-2010	13.19	(0.08)[2,3]	2.12	2.04	—	—	—	—	15.23	15.47	1.37	1.32	(0.56)[3]	58	38
12-31-2009	10.18	(0.08)[2]	3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	1.39	1.34	(0.69)	54	35
12-31-2008	14.89	(0.10)[2]	(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)	1.42	1.37	(0.77)	48	51
Series NAV
12-31-2012	17.05	(0.07)[2]	5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13	1.07	(0.36)	48	29
12-31-2011	15.60	(0.09)[2]	1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	1.13	1.08	(0.54)	34	39
12-31-2010	13.47	(0.04)[2,3]	2.17	2.13	—	—	—	—	15.60	15.81	1.12	1.07	(0.31)[3]	28	38
12-31-2009	10.37	(0.05)[2]	3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	1.14	1.09	(0.45)	26	35
12-31-2008	15.12	(0.07)[2]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)	1.17	1.12	(0.53)	21	51

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.08 and 0.60%, respectively.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Heritage Trust
Series NAV
12-31-2012	10.75	0.01 [2]	1.71	1.72	—	(0.97)	—	(0.97)	11.50	16.11	0.92	0.92	0.10	137	75
12-31-2011	13.21	(0.03)[2]	(0.86)	(0.89)	—	(1.57)	—	(1.57)	10.75	(6.54)	0.92	0.92	(0.25)	128	99
12-31-2010	10.37	(0.03)[2]	2.87	2.84	—	—	—	—	13.21	27.39	0.92	0.92	(0.26)	141	174
12-31-2009	8.83	(0.03)[2]	1.88	1.85	—	(0.31)	—	(0.31)	10.37	21.64	0.96	0.96	(0.32)	134	175
12-31-2008	17.81	(0.07)[2]	(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)	1.03	1.02	(0.50)	46	205

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
Series I
12-31-2012	5.46	0.44	[2]	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77	0.77	7.39	75	80
12-31-2011	5.94	0.47	[2]	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	0.77	0.76	7.68	74	91	[3]
12-31-2010	8.17	0.70	[2]	0.38	1.08	(3.31)[4]	—	—	(3.31)	5.94	13.78	0.75	0.75	8.28	86	58	[3]
12-31-2009	5.89	0.81	[2]	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	0.75	0.75	11.16	88	93
12-31-2008	9.50	0.86	[2]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)	0.77	0.77	9.96	63	61
Series II
12-31-2012	5.54	0.43	[2]	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97	0.97	7.20	82	80
12-31-2011	6.02	0.46	[2]	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	0.97	0.96	7.46	81	91	[3]
12-31-2010	8.24	0.68	[2]	0.39	1.07	(3.29)[4]	—	—	(3.29)	6.02	13.54	0.95	0.95	8.05	89	58	[3]
12-31-2009	5.93	0.81	[2]	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	0.95	0.95	10.92	100	93
12-31-2008	9.55	0.85	[2]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)	0.97	0.97	9.78	57	61
Series NAV
12-31-2012	5.41	0.44	[2]	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72	0.72	7.44	100	80
12-31-2011	5.88	0.47	[2]	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	0.72	0.71	7.77	83	91	[3]
12-31-2010	8.12	0.73	[2]	0.35	1.08	(3.32)[4]	—	—	(3.32)	5.88	13.74	0.70	0.70	8.58	84	58	[3]
12-31-2009	5.86	0.81	[2]	2.33	3.14	(0.88)	—	—	(0.88)	8.12	54.50	0.70	0.70	11.23	1,698	93
12-31-2008	9.46	0.86	[2]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)	0.72	0.72	10.17	1,404	61

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

4The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Income Trust
Series NAV
12-31-2012	10.18	0.60	[2]	0.73	1.33	(0.65)	—	—	(0.65)	10.86	13.23	0.86	0.85	5.56	414	24
12-31-2011	10.57	0.62	[2]	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	0.85	0.85	5.76	405	23
12-31-2010	10.09	0.64	[2]	0.62	1.26	(0.78)	—	—	(0.78)	10.57	12.71	0.85	0.85	6.17	464	37
12-31-2009	8.06	0.76	[2]	2.02	2.78	(0.75)	—	—	(0.75)	10.09	35.07	0.86	0.86	8.33	469	61
12-31-2008	12.13	0.70	[2]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)	0.87	0.87	6.59	380	42

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Core Trust
Series I
12-31-2012	8.60	0.26	[2]	1.02	1.28	(0.27)	—	—	(0.27)	9.61	15.05	1.07	1.07	2.93	45	49
12-31-2011	9.77	0.26	[2]	(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)	1.07	1.07	2.67	47	39
12-31-2010	9.08	0.16	[2]	0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	1.07	1.07	1.76	60	43
12-31-2009	8.12	0.18	[2]	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	1.04	1.04	2.17	64	43
12-31-2008	14.39	0.30	[2]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)	1.11	1.11	2.52	64	63
Series II
12-31-2012	8.67	0.25	[2]	1.02	1.27	(0.25)	—	—	(0.25)	9.69	14.82	1.27	1.27	2.75	20	49
12-31-2011	9.85	0.24	[2]	(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)	1.27	1.27	2.48	22	39
12-31-2010	9.15	0.14	[2]	0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	1.27	1.27	1.56	28	43
12-31-2009	8.18	0.16	[2]	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	1.24	1.24	1.93	28	43
12-31-2008	14.46	0.27	[2]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)	1.31	1.31	2.32	26	63
Series NAV
12-31-2012	8.57	0.27	[2]	1.01	1.28	(0.27)	—	—	(0.27)	9.58	15.16	1.02	1.02	2.97	653	49
12-31-2011	9.74	0.27	[2]	(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)	1.02	1.02	2.74	570	39
12-31-2010	9.05	0.16	[2]	0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	1.02	1.02	1.80	769	43
12-31-2009	8.10	0.18	[2]	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	0.99	0.99	2.18	690	43
12-31-2008	14.36	0.31	[2]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)	1.06	1.06	2.65	627	63

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Equity Index Trust B
Series I
12-31-2012[2]	14.62	0.03	[3]	0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98	[4]	0.63	[5]	0.39	[5]	1.38	[5]	254	4	[6]
Series II
12-31-2012[2]	14.62	0.03	[3]	0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95	[4]	0.83	[5]	0.59	[5]	1.17	[5]	29	4	[6]
Series NAV
12-31-2012	13.17	0.41	[3]	1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76		0.59		0.34		2.90		345	4	[6]
12-31-2011	15.93	0.44	[3]	(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17	(13.99)		0.58		0.34		2.86		273	3
12-31-2010	14.65	0.35	[3]	1.31	1.66	(0.38)	—	—	(0.38)	15.93	11.44		0.57		0.34		2.36		360	5
12-31-2009	11.16	0.35	[3]	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65	38.80		0.58		0.34		2.85		347	33	[7]
12-31-2008	21.05	0.54	[3]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16	(44.36)		0.58		0.34		3.18		304	12

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series I and II shares is 11-5-12.

3Based on the average daily shares outstanding.

4Not annualized.

5Annualized.

6Excludes merger activity.

7Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
Series I
12-31-2012[2]	13.84	—	[3,4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07	[5]	1.01	[6]	1.01	[6]	(0.10)[6]	3	23	[7]
Series II
12-31-2012[2]	13.84	(0.01)[3]		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05	[5]	1.21	[6]	1.21	[6]	(0.30)[6]	23	23	[7]
Series NAV
12-31-2012	12.48	0.15	[3]	1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64		0.96		0.96		1.11	479	23	[7]
12-31-2011	13.64	0.21	[3]	(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)		0.98		0.98		1.60	227	27
12-31-2010[8]	12.50	—	[3,4]	1.14	1.14	—	—	—	—	13.64	9.12	[5]	1.05	[6]	1.05	[6]	0.02 [6]	157	8

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series I and II shares is 11-5-12.

3Based on the average daily shares outstanding.

4Less than $0.005 per share.

5Not annualized.

6Annualized.

7Excludes merger activity.

8The inception date for Series NAV shares is 9-16-10.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
Series I
12-31-2012	8.63	0.19	[2]	1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97	41	3
12-31-2011	10.50	0.18	[2]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)	1.16		1.04		1.74	41	11
12-31-2010	8.78	0.09	[2]	1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	1.15		1.15		1.03	62	13
12-31-2009[3]	9.00	—	[2,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.11	[6]	1.11	[6]	(0.12)[6]	65	133	[7]
Series II
12-31-2012	8.63	0.17	[2]	1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78	25	3
12-31-2011	10.50	0.16	[2]	(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)	1.36		1.24		1.55	26	11
12-31-2010	8.78	0.08	[2]	1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	1.35		1.35		0.82	36	13
12-31-2009[3]	9.00	—	[2,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.31	[6]	1.31	[6]	(0.33)[6]	34	133	[7]
Series NAV
12-31-2012	8.63	0.19	[2]	1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96	31	3
12-31-2011	10.50	0.18	[2]	(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)	1.11		0.99		1.78	35	11
12-31-2010	8.79	0.06	[2]	1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	1.10		1.10		0.64	32	13
12-31-2009	6.53	0.09	[2]	2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	1.06		1.06		1.20	131	133	[7]
12-31-2008	12.18	0.18	[2]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)	1.11		1.11		1.89	238	10

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception date for Series I and Series II shares is 11-16-09.

4Less than $0.005 per share.

5Not annualized.

6Annualized.

7Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Value Trust
Series I
12-31-2012	10.25	0.28	[2]	1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97	0.93	2.57	114	19
12-31-2011	12.10	0.33	[2]	(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)	0.97	0.93	2.76	116	32
12-31-2010	11.42	0.24	[2]	0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	0.99	0.98	2.10	162	20	[3]
12-31-2009	9.06	0.22	[2]	2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	0.94	0.93	2.26	175	25
12-31-2008	17.14	0.47	[2]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)	1.04	1.02	3.47	165	18
Series II
12-31-2012	10.24	0.26	[2]	1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17	1.13	2.38	98	19
12-31-2011	12.08	0.31	[2]	(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)	1.17	1.13	2.58	101	32
12-31-2010	11.40	0.21	[2]	0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	1.19	1.18	1.91	134	20	[3]
12-31-2009	9.04	0.20	[2]	2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	1.14	1.13	2.04	139	25
12-31-2008	17.09	0.44	[2]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)	1.24	1.22	3.27	118	18
Series NAV
12-31-2012	10.19	0.28	[2]	1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92	0.88	2.62	854	19
12-31-2011	12.03	0.32	[2]	(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)	0.92	0.88	2.71	744	32
12-31-2010	11.36	0.24	[2]	0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	0.94	0.93	2.19	750	20	[3]
12-31-2009	9.01	0.21	[2]	2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	0.89	0.88	2.22	536	25
12-31-2008	17.06	0.47	[2]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)	0.99	0.97	3.49	582	18

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
Series I
12-31-2012	11.71	0.32	[2]	0.57	0.89	(0.26)	—	—	(0.26)	12.34	7.59	0.68	0.68	2.66	220	77
12-31-2011	11.30	0.41	[2]	0.50	0.91	(0.50)	—	—	(0.50)	11.71	8.07	0.68	0.68	3.49	222	62
12-31-2010	11.09	0.50	[2]	0.32	0.82	(0.61)	—	—	(0.61)	11.30	7.45	0.69	0.69	4.33	207	30
12-31-2009	10.36	0.50	[2]	0.78	1.28	(0.55)	—	—	(0.55)	11.09	12.45	0.70	0.70	4.60	191	20
12-31-2008	11.30	0.56	[2]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)	0.73	0.73	5.08	139	105
Series II
12-31-2012	11.72	0.30	[2]	0.56	0.86	(0.23)	—	—	(0.23)	12.35	7.37	0.88	0.88	2.46	137	77
12-31-2011	11.31	0.39	[2]	0.49	0.88	(0.47)	—	—	(0.47)	11.72	7.85	0.88	0.88	3.32	140	62
12-31-2010	11.09	0.48	[2]	0.32	0.80	(0.58)	—	—	(0.58)	11.31	7.30	0.89	0.89	4.13	157	30
12-31-2009	10.37	0.48	[2]	0.76	1.24	(0.52)	—	—	(0.52)	11.09	12.09	0.90	0.90	4.40	163	20
12-31-2008	11.29	0.54	[2]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)	0.93	0.93	4.88	113	105
Series NAV
12-31-2012	11.67	0.33	[2]	0.56	0.89	(0.26)	—	—	(0.26)	12.30	7.66	0.63	0.63	2.69	26	77
12-31-2011	11.27	0.41	[2]	0.49	0.90	(0.50)	—	—	(0.50)	11.67	8.05	0.63	0.63	3.54	18	62
12-31-2010	11.06	0.52	[2]	0.31	0.83	(0.62)	—	—	(0.62)	11.27	7.53	0.64	0.64	4.50	17	30
12-31-2009	10.34	0.50	[2]	0.77	1.27	(0.55)	—	—	(0.55)	11.06	12.43	0.65	0.65	4.67	77	20
12-31-2008	11.27	0.57	[2]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)	0.68	0.68	5.14	99	105

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
Series I
12-31-2012	7.66	0.07	[2,3]	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	[4]	0.12	[4]	0.87	[2]	95	18
12-31-2011	8.35	0.07	[2,3]	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	[4]	0.12	[4]	0.84	[2]	107	23
12-31-2010	7.30	0.08	[2,3]	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	[4]	0.12	[4]	1.02	[2]	129	23
12-31-2009	5.43	0.06	[2,3]	1.87	1.93	(0.06)	— [5]	—	(0.06)	7.30	35.63	0.13	[4]	0.13	[4]	1.01	[2]	124	43
12-31-2008	10.82	0.10	[2,3]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)	0.13	[4]	0.13	[4]	1.26	[2]	102	50
Series II
12-31-2012	7.64	0.06	[2,3]	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	[4]	0.32	[4]	0.68	[2]	176	18
12-31-2011	8.33	0.05	[2,3]	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	[4]	0.32	[4]	0.65	[2]	181	23
12-31-2010	7.29	0.06	[2,3]	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	[4]	0.32	[4]	0.82	[2]	224	23
12-31-2009	5.42	0.05	[2,3]	1.87	1.92	(0.05)	— [5]	—	(0.05)	7.29	35.46	0.33	[4]	0.33	[4]	0.83	[2]	213	43
12-31-2008	10.79	0.09	[2,3]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)	0.33	[4]	0.33	[4]	1.07	[2]	166	50
Series NAV
12-31-2012	7.66	0.09	[2,3]	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	[4]	0.07	[4]	1.06	[2]	152	18
12-31-2011	8.35	0.09	[2,3]	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	[4]	0.07	[4]	1.06	[2]	118	23
12-31-2010	7.30	0.09	[2,3]	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	[4]	0.07	[4]	1.14	[2]	99	23
12-31-2009	5.43	0.07	[2,3]	1.87	1.94	(0.07)	— [5]	—	(0.07)	7.30	35.69	0.08	[4]	0.08	[4]	1.15	[2]	79	43
12-31-2008	10.82	0.14	[2,3]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)	0.08	[4]	0.08	[4]	1.80	[2]	45	50

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.70% - 1.10%, 0.48% - 1.10%, 0.48% - 1.10%, 0.49% - 1.25% and 0.34% - 1.18%, for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Less than $0.005 per share.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
Series I
12-31-2012	11.41	0.22	[2,3]	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	[4]	0.11	[4]	1.82	[2]	834	32
12-31-2011	11.74	0.28	[2,3]	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	[4]	0.11	[4]	2.38	[2]	823	10
12-31-2010	10.79	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	[4]	0.11	[4]	2.19	[2]	832	30
12-31-2009	8.59	0.38	[2,3]	2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	0.11	[4]	0.11	[4]	3.91	[2]	774	34
12-31-2008	13.61	0.34	[2,3]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)	0.12	[4]	0.12	[4]	2.94	[2]	581	36
Series II
12-31-2012	11.36	0.20	[2,3]	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	[4]	0.31	[4]	1.62	[2]	9,828	32
12-31-2011	11.69	0.25	[2,3]	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	[4]	0.31	[4]	2.09	[2]	9,776	10
12-31-2010	10.75	0.22	[2,3]	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	[4]	0.31	[4]	1.99	[2]	10,775	30
12-31-2009	8.56	0.36	[2,3]	2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	0.31	[4]	0.31	[4]	3.71	[2]	9,973	34
12-31-2008	13.56	0.36	[2,3]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)	0.32	[4]	0.32	[4]	3.11	[2]	6,959	36
Series NAV
12-31-2012	11.43	0.23	[2,3]	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	[4]	0.06	[4]	1.91	[2]	1,237	32
12-31-2011	11.76	0.28	[2,3]	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	[4]	0.06	[4]	2.39	[2]	1,168	10
12-31-2010	10.81	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	[4]	0.06	[4]	2.20	[2]	1,254	30
12-31-2009	8.60	0.36	[2,3]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	0.06	[4]	0.06	[4]	3.79	[2]	1,221	34
12-31-2008	13.63	1.43	[2,3]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)	0.08	[4]	0.08	[4]	14.44	[2]	1,035	36

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% - 1.10%, 0.48% - 1.10%, 0.48% -1.10%, 0.49% - 1.23% and 0.49% - 1.17% for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced PS Series
Series II
12-31-2012	11.80	0.13	[3,4]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54	0.36	[5]	0.40	[5]	1.06	[4]	170	31
12-31-2011[2]	12.50	0.25	[3,4]	(0.82)[6]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[7]	0.69	[5,8]	0.40	[5,8]	3.12	[4,8]	71	1

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series II shares is 4-29-11.

3Based on the average daily shares outstanding.

4Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

5Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.49% - 1.10% and 0.73% - 1.10% for the year ended 12-31-12 and the period ended 12-31-11.

6The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

7Not annualized.

8Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
Series I
12-31-2012	12.56	0.33	[2,3]	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	[4]	0.11	[4]	2.51	[2]	274	22
12-31-2011	12.57	0.42	[2,3]	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	[4]	0.11	[4]	3.27	[2]	252	17
12-31-2010	11.83	0.29	[2,3]	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	[4]	0.11	[4]	2.36	[2]	247	34
12-31-2009	10.26	0.51	[2,3]	1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	0.12	[4]	0.12	[4]	4.58	[2]	229	37
12-31-2008	13.02	0.55	[2,3]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)	0.12	[4]	0.12	[4]	4.52	[2]	168	31
Series II
12-31-2012	12.50	0.30	[2,3]	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	[4]	0.31	[4]	2.29	[2]	2,613	22
12-31-2011	12.51	0.39	[2,3]	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	[4]	0.31	[4]	3.05	[2]	2,525	17
12-31-2010	11.78	0.27	[2,3]	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	[4]	0.31	[4]	2.20	[2]	2,572	34
12-31-2009	10.22	0.52	[2,3]	1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	0.32	[4]	0.32	[4]	4.65	[2]	2,266	37
12-31-2008	12.96	0.63	[2,3]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)	0.32	[4]	0.32	[4]	5.30	[2]	1,297	31
Series NAV
12-31-2012	12.58	0.36	[2,3]	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	[4]	0.06	[4]	2.77	[2]	50	22
12-31-2011	12.59	0.46	[2,3]	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	[4]	0.06	[4]	3.57	[2]	34	17
12-31-2010	11.84	0.33	[2,3]	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	[4]	0.06	[4]	2.67	[2]	30	34
12-31-2009	10.28	0.56	[2,3]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	0.07	[4]	0.07	[4]	4.99	[2]	20	37
12-31-2008	13.03	0.68	[2,3]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)	0.07	[4]	0.07	[4]	5.72	[2]	10	31

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% - 1.10%, 0.48% – 1.10%, 0.48% – 1.02%, 0.49% – 0.99% and 0.49% – 1.11% for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions								Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)		From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative PS Series
Series II
12-31-2012	12.36	0.17	[2,3]	0.76	0.93	(0.14)	—	[4]	—	(0.14)	13.15	7.53		0.45	[5]	0.40	[5]	1.34	[2]	59	16
12-31-2011[6]	12.50	0.30	[2,3]	(0.27)[7]	0.03	(0.11)	(0.06)		—	(0.17)	12.36	0.27	[8]	1.11	[5,9]	0.40	[5,9]	3.53	[2,9]	29	4

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Less than $0.005 per share.

5Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.49% - 1.10% and 0.73% - 1.10% for the periods ended 12-31-12 and 12-31-11, respectively.

6The inception date for Series II shares is 4-29-11.

7The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

8Not annualized.

9Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Growth Trust
Series I
12-31-2012	10.92	0.18	[2,3]	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	[4]	0.11	[4]	1.50	[2]	807	39	[5]
12-31-2011	11.42	0.22	[2,3]	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	[4]	0.11	[4]	1.92	[2]	726	9	[5]
12-31-2010	10.34	0.19	[2,3]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[4]	0.11	[4]	1.81	[2]	742	23
12-31-2009	7.99	0.26	[2,3]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12	[4]	0.12	[4]	2.90	[2]	659	37
12-31-2008	13.76	0.25	[2,3]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)	0.12	[4]	0.12	[4]	2.20	[2]	512	40
Series II
12-31-2012	10.90	0.15	[2,3]	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	[4]	0.31	[4]	1.27	[2]	12,818	39	[5]
12-31-2011	11.40	0.19	[2,3]	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	[4]	0.31	[4]	1.66	[2]	12,007	9	[5]
12-31-2010	10.32	0.17	[2,3]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[4]	0.31	[4]	1.59	[2]	13,186	23
12-31-2009	7.98	0.24	[2,3]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32	[4]	0.32	[4]	2.71	[2]	12,053	37
12-31-2008	13.73	0.25	[2,3]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)	0.32	[4]	0.32	[4]	2.21	[2]	8,826	40
Series NAV
12-31-2012	10.93	0.19	[2,3]	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	[4]	0.06	[4]	1.58	[2]	521	39	[5]
12-31-2011	11.43	0.24	[2,3]	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	[4]	0.06	[4]	2.05	[2]	435	9	[5]
12-31-2010	10.35	0.21	[2,3]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[4]	0.06	[4]	1.93	[2]	405	23
12-31-2009	8.00	0.28	[2,3]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[4]	0.07	[4]	3.08	[2]	323	37
12-31-2008	13.78	0.30	[2,3]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)	0.07	[4]	0.07	[4]	2.71	[2]	211	40

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49%-1.10%, 0.48% - 1.10%, 0.48% - 1.10%, 0.49% - 1.25% and 0.49% - 1.18% for the periods ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

5Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Growth PS Series
Series II
12-31-2012	11.44	0.09	[2,3]	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45	0.36	[4]	0.39	[4]	0.75	[3]	175	45
12-31-2011[5]	12.50	0.19	[2,3]	(1.15)[6]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[7]	0.58	[4,8]	0.40	[4,8]	2.46	[3,8]	94	8

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% - 1.10% and 0.73% - 1.10% for the periods ended 12-31-12 and 12-31-11, respectively.

5The inception date for Series II shares is 4-29-11.

6The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

7Not annualized.

8Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Moderate Trust
Series I
12-31-2012	11.84	0.26	[2,3]	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	[4]	0.11	[4]	2.07	[2]	315	26
12-31-2011	12.01	0.32	[2,3]	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	[4]	0.11	[4]	2.65	[2]	301	12
12-31-2010	11.15	0.27	[2,3]	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	[4]	0.11	[4]	2.31	[2]	307	29
12-31-2009	9.15	0.43	[2,3]	2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	0.12	[4]	0.12	[4]	4.24	[2]	278	31
12-31-2008	13.00	0.43	[2,3]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)	0.12	[4]	0.12	[4]	3.72	[2]	215	28
Series II
12-31-2012	11.79	0.23	[2,3]	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	[4]	0.31	[4]	1.86	[2]	3,157	26
12-31-2011	11.96	0.29	[2,3]	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	[4]	0.31	[4]	2.42	[2]	3,116	12
12-31-2010	11.10	0.24	[2,3]	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	[4]	0.31	[4]	2.10	[2]	3,272	29
12-31-2009	9.12	0.42	[2,3]	2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	0.32	[4]	0.32	[4]	4.18	[2]	2,925	31
12-31-2008	12.95	0.47	[2,3]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)	0.32	[4]	0.32	[4]	4.07	[2]	1,890	28
Series NAV
12-31-2012	11.85	0.28	[2,3]	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	[4]	0.06	[4]	2.23	[2]	91	26
12-31-2011	12.02	0.38	[2,3]	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	[4]	0.06	[4]	3.07	[2]	75	12
12-31-2010	11.15	0.29	[2,3]	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	[4]	0.06	[4]	2.51	[2]	53	29
12-31-2009	9.16	0.50	[2,3]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	0.07	[4]	0.07	[4]	4.84	[2]	37	31
12-31-2008	13.01	0.58	[2,3]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)	0.07	[4]	0.07	[4]	5.08	[2]	19	28

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

3Based on the average daily shares outstanding.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.49% - 1.10%, 0.48% - 1.10%, 0.48% - 1.10%, 0.49% - 1.23% and 0.34% - 1.17% for the years ended 12-31-12, 12-31-11, 12-31-10, 12-31-09 and 12-31-08, respectively.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Moderate PS Series
Series II
12-31-2012	12.04	0.15	[2,3]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.41	[4]	0.40	[4]	1.21	[3]	84	25
12-31-2011[5]	12.50	0.25	[2,3]	(0.57)[6]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[7]	0.97	[4,8]	0.40	[4,8]	3.03	[3,8]	36	—	[9]

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Recognition of net investment income by the Portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the Portfolio invests.

4Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.49% - 1.10% and 0.73% - 1.10% for the periods ended 12-31-12 and 12-31-11, respectively.

5The inception date for Series II shares is 4-29-11.

6The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

7Not annualized.

8Annualized.

9Less than 1%.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
Series I
12-31-2012	16.75	0.16	[2]	2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55	0.49	0.91	453	8
12-31-2011	17.74	0.17	[2]	(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75	(2.25)	0.54	0.54	0.98	413	13
12-31-2010	14.22	0.14	[2]	3.55	3.69	(0.17)	—	—	(0.17)	17.74	25.98	0.54	0.54	0.88	436	12
12-31-2009	10.67	0.14	[2]	3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22	36.76	0.55	0.55	1.22	325	15	[3]
12-31-2008	17.42	0.16	[2]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67	(36.45)	0.55	0.55	1.10	240	41
Series II
12-31-2012	16.71	0.12	[2]	2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75	0.70	0.69	74	8
12-31-2011	17.70	0.14	[2]	(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71	(2.46)	0.74	0.74	0.77	78	13
12-31-2010	14.18	0.10	[2]	3.55	3.65	(0.13)	—	—	(0.13)	17.70	25.80	0.74	0.74	0.67	93	12
12-31-2009	10.65	0.12	[2]	3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18	36.38	0.75	0.75	1.03	85	15	[3]
12-31-2008	17.36	0.14	[2]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65	(36.56)	0.75	0.75	0.91	68	41
Series NAV
12-31-2012	16.75	0.12	[2]	2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50	0.47	0.66	59	8
12-31-2011	17.73	0.18	[2]	(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75	(2.14)	0.49	0.49	1.03	624	13
12-31-2010	14.21	0.14	[2]	3.56	3.70	(0.18)	—	—	(0.18)	17.73	26.06	0.49	0.49	0.92	681	12
12-31-2009	10.67	0.15	[2]	3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21	36.73	0.50	0.50	1.28	649	15	[3]
12-31-2008	17.42	0.18	[2]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67	(36.39)	0.50	0.50	1.23	389	41

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)		From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
Series I
12-31-2012	12.83	— [2]	2.85	2.85	—		—	—	—	15.68	22.21	0.93	0.92	0.01	178	115
12-31-2011	14.13	(0.05)[2]	(1.25)	(1.30)	—		—	—	—	12.83	(9.20)	0.93	0.93	(0.35)	175	107
12-31-2010	11.48	(0.03)[2]	2.68	2.65	—	[3]	—	—	—	14.13	23.08	0.93	0.93	(0.23)	221	115
12-31-2009	8.74	(0.01)[2]	2.75	2.74	—		—	—	—	11.48	31.35	0.94	0.94	(0.09)	203	175
12-31-2008	15.98	(0.02)[2]	(6.84)	(6.86)	—		(0.38)	—	(0.38)	8.74	(43.76)	0.94	0.94	(0.12)	186	130	[4]
Series II
12-31-2012	12.54	(0.03)[2]	2.79	2.76	—		—	—	—	15.30	22.01	1.13	1.12	(0.19)	108	115
12-31-2011	13.84	(0.08)[2]	(1.22)	(1.30)	—		—	—	—	12.54	(9.39)	1.13	1.13	(0.55)	105	107
12-31-2010	11.27	(0.05)[2]	2.62	2.57	—		—	—	—	13.84	22.80	1.13	1.13	(0.43)	135	115
12-31-2009	8.59	(0.03)[2]	2.71	2.68	—		—	—	—	11.27	31.20	1.14	1.14	(0.30)	124	175
12-31-2008	15.76	(0.04)[2]	(6.75)	(6.79)	—		(0.38)	—	(0.38)	8.59	(43.93)	1.14	1.14	(0.32)	107	130	[4]
Series NAV
12-31-2012	12.90	0.01 [2]	2.86	2.87	—		—	—	—	15.77	22.25	0.88	0.87	0.07	456	115
12-31-2011	14.19	(0.04)[2]	(1.25)	(1.29)	—		—	—	—	12.90	(9.09)	0.88	0.88	(0.30)	414	107
12-31-2010	11.53	(0.02)[2]	2.68	2.66	—	[3]	—	—	—	14.19	23.07	0.88	0.88	(0.18)	466	115
12-31-2009	8.77	— [2,3]	2.76	2.76	—		—	—	—	11.53	31.47	0.89	0.89	(0.05)	440	175
12-31-2008	16.03	(0.01)[2]	(6.87)	(6.88)	—		(0.38)	—	(0.38)	8.77	(43.75)	0.89	0.89	(0.07)	296	130	[4]

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

4Excludes merger activity.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Value Equity Trust
Series NAV
12-31-2012	11.08	0.13	[2]	1.80	1.93	(0.12)	(1.72)	—	(1.84)	11.17	18.47	0.94	0.94	1.09	135	51
12-31-2011	12.36	0.09	[2]	(1.15)	(1.06)	(0.08)	(0.14)	—	(0.22)	11.08	(8.49)	0.94	0.94	0.77	130	63
12-31-2010	10.12	0.08	[2]	2.25	2.33	(0.09)	—	—	(0.09)	12.36	23.12	0.93	0.93	0.76	141	60
12-31-2009	7.48	0.12	[2]	2.82	2.94	(0.09)	(0.21)	—	(0.30)	10.12	40.42	0.95	0.95	1.39	136	34
12-31-2008	13.91	0.11	[2]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)	1.01	1.01	0.92	47	51

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value Trust
Series I
12-31-2012	10.50	0.14	[2]	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04	0.99	1.21	284	38
12-31-2011	11.12	0.11	[2]	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)	1.04	1.00	0.96	271	54
12-31-2010	9.80	0.19	[2]	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	1.05	1.00	1.88	301	43
12-31-2009	6.74	0.06	[2]	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	1.06	1.02	0.76	260	62	[3]
12-31-2008	10.69	0.13	[2]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)	1.13	1.08	1.56	33	85
Series II
12-31-2012	10.50	0.11	[2]	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24	1.19	0.99	80	38
12-31-2011	11.12	0.08	[2]	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)	1.24	1.20	0.74	83	54
12-31-2010	9.81	0.17	[2]	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	1.25	1.20	1.65	106	43
12-31-2009	6.74	0.04	[2]	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	1.26	1.22	0.52	105	62	[3]
12-31-2008	10.68	0.08	[2]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)	1.33	1.28	0.91	8	85
Series NAV
12-31-2012	10.47	0.14	[2]	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99	0.94	1.26	387	38
12-31-2011	11.08	0.11	[2]	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)	0.99	0.95	1.02	370	54
12-31-2010	9.77	0.19	[2]	1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	1.00	0.95	1.90	393	43
12-31-2009	6.72	0.07	[2]	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	1.01	0.97	0.88	375	62	[3]
12-31-2008	10.67	0.11	[2]	(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)	1.08	1.03	1.16	75	85

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period																	Ratios and supplemental data
		Income (loss) from investment operations						Less Distributions									Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment operations ($)		From net investment income ($)		From net realized gain ($)		From capital paid-in ($)	Total distributions ($)		Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
Series I
12-31-2012	1.00	—		—	[2]	—		—		—	[2]	—	—	[2]	1.00	0.01	0.55	0.30	—	2,599	—
12-31-2011	1.00	—		—	[2]	—	[2]	—		—	[2]	—	—	[2]	1.00	0.07	0.55	0.17	—	2,927	—
12-31-2010	1.00	—		—		—		—		—	[2]	—	—	[2]	1.00	—	0.55	0.29	—	2,889	—
12-31-2009[3]	1.00	—	[2,4]	—		—	[2]	—	[2]	—		—	—	[2]	1.00	0.20	0.57	0.53	0.19	3,383	—
12-31-2008[3]	1.00	0.02	[4]	—		0.02		(0.02)		—		—	(0.02)		1.00	1.76	0.58	0.58	1.66	3,708	—
Series II
12-31-2012	1.00	—		—	[2]	—		—		—	[2]	—	—	[2]	1.00	0.01	0.75	0.30	—	701	—
12-31-2011	1.00	—		—	[2]	—	[2]	—		—	[2]	—	—	[2]	1.00	0.07	0.75	0.17	—	923	—
12-31-2010	1.00	—		—		—		—		—	[2]	—	—	[2]	1.00	—	0.75	0.29	—	886	—
12-31-2009[3]	1.00	—	[2,4]	—		—	[2]	—	[2]	—		—	—	[2]	1.00	0.08	0.77	0.66	0.07	1,221	—
12-31-2008[3]	1.00	0.02	[4]	—		0.02		(0.02)		—		—	(0.02)		1.00	1.56	0.78	0.78	1.36	1,503	—

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Less than $0.005 per share.

3Per share amounts have been restated to reflect a 10-1 share split effective 6-1-10.

4Based on the average daily shares outstanding.

Per share operating performance for a share outstanding throughout the period																	Ratios and supplemental data
		Income (loss) from investment operations						Less Distributions									Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment operations ($)		From net investment income ($)		From net realized gain ($)		From capital paid-in ($)	Total distributions ($)		Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust B
Series NAV
12-31-2012	1.00	—	[2,3]	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]	1.00	0.05	0.53	0.26	0.04	542	—
12-31-2011	1.00	—	[2]	—	[3]	—	[3]	—		—	[3]	—	—	[3]	1.00	0.08	0.52	0.19	—	608	—
12-31-2010	1.00	—	[2,3]	—		—	[3]	—	[3]	—		—	—	[3]	1.00	0.05	0.53	0.27	0.05	613	—
12-31-2009	1.00	—	[2,3]	—		—	[3]	—	[3]	—		—	—	[3]	1.00	0.48	0.54	0.29	0.46	662	—
12-31-2008	1.00	0.02	[2]	—		0.02		(0.02)		—		—	(0.02)		1.00	2.11	0.53	0.29	1.97	963	—

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mutual Shares Trust
Series I
12-31-2012	9.65	0.18	[2]	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06		1.05		1.73		203	28
12-31-2011	9.84	0.18	[2]	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)	1.08		1.08		1.84		190	38
12-31-2010	9.05	0.26	[2,3]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	1.08		1.08		2.76	[3]	173	30
12-31-2009	7.33	0.12	[2]	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	1.08		1.08		1.45		123	58
12-31-2008[4]	10.91	0.11	[2]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[5]	1.13	[6]	1.11	[6]	1.38	[6]	18	44
Series NAV
12-31-2012	9.65	0.18	[2]	1.17	1.35	(0.15)	—	—	(0.15)	10.85	14.08	1.01		1.00		1.78		426	28
12-31-2011	9.84	0.19	[2]	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)	1.03		1.03		1.89		415	38
12-31-2010	9.06	0.26	[2,3]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	1.03		1.03		2.78	[3]	469	30
12-31-2009	7.33	0.13	[2]	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	1.03		1.03		1.72		468	58
12-31-2008	11.95	0.16	[2]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)	1.07		1.06		1.67		373	44

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.11 and 1.22%, respectively.

4The inception date for Series I shares is 1-28-08.

5Not annualized.

6Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Natural Resources Trust
Series I
12-31-2012	10.12	0.06	[2]	(0.01)	0.05	(0.08)	—	—	(0.08)	10.09	0.52	1.13	1.12	0.59	11	94
12-31-2011	12.77	0.09	[2]	(2.68)	(2.59)	(0.06)	—	—	(0.06)	10.12	(20.29)	1.11	1.11	0.72	13	87
12-31-2010	11.15	0.06	[2]	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	1.08	1.08	0.52	18	82
12-31-2009	13.43	0.07	[2]	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	1.08	1.08	0.73	17	30
12-31-2008	28.81	0.16	[2]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)	1.13	1.13	0.66	14	24
Series II
12-31-2012	10.01	0.04	[2]	(0.02)	0.02	(0.06)	—	—	(0.06)	9.97	0.22	1.33	1.32	0.38	99	94
12-31-2011	12.62	0.06	[2]	(2.63)	(2.57)	(0.04)	—	—	(0.04)	10.01	(20.38)	1.31	1.31	0.52	125	87
12-31-2010	11.03	0.03	[2]	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	1.28	1.28	0.32	191	82
12-31-2009	13.33	0.05	[2]	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	1.26	1.26	0.50	188	30
12-31-2008	28.54	0.11	[2]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)	1.33	1.33	0.43	112	24
Series NAV
12-31-2012	9.95	0.06	[2]	— [3]	0.06	(0.09)	—	—	(0.09)	9.92	0.58	1.08	1.07	0.62	69	94
12-31-2011	12.56	0.09	[2]	(2.64)	(2.55)	(0.06)	—	—	(0.06)	9.95	(20.27)	1.06	1.06	0.78	68	87
12-31-2010	10.97	0.06	[2]	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	1.03	1.03	0.57	80	82
12-31-2009	13.33	0.06	[2]	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	1.09	1.09	0.62	73	30
12-31-2008	28.63	0.17	[2]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)	1.08	1.08	0.71	244	24

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
New Income Trust
Series NAV
12-31-2012	13.55	0.36	[2]	0.43	0.79	(0.47)	(0.07)	—	(0.54)	13.80	5.91	0.65		0.63		2.60	2,853	77
12-31-2011	13.36	0.43	[2]	0.35	0.78	(0.56)	(0.03)	—	(0.59)	13.55	5.91	0.65		0.63		3.17	2,771	65
12-31-2010	12.83	0.43	[2]	0.46	0.89	(0.36)	—	—	(0.36)	13.36	6.96	0.68		0.66		3.19	2,979	87
12-31-2009	11.23	0.58	[2]	1.45	2.03	(0.43)	—	—	(0.43)	12.83	18.09	0.79		0.77		4.74	1,834	100
12-31-2008	13.31	0.61	[2]	(1.84)	(1.23)	(0.79)	(0.06)	—	(0.85)	11.23	(9.30)	0.86	[3]	0.84	[3]	4.76	1,053	69

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
Series I
12-31-2012	12.26	0.21	[2]	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79	0.79	1.58	95	99
12-31-2011	11.37	0.14	[2]	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	0.79	0.79	1.17	97	86
12-31-2010	8.96	0.21	[2]	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	0.78	0.78	2.09	106	99
12-31-2009	7.10	0.22	[2]	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	0.79	0.79	3.17	94	113
12-31-2008	12.40	0.27	[2]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)	0.80	0.80	2.45	89	84
Series II
12-31-2012	12.28	0.19	[2]	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99	0.99	1.37	72	99
12-31-2011	11.39	0.12	[2]	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	0.99	0.99	0.97	74	86
12-31-2010	8.98	0.19	[2]	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	0.98	0.98	1.90	82	99
12-31-2009	7.11	0.20	[2]	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	0.99	0.99	2.93	71	113
12-31-2008	12.40	0.25	[2]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)	1.00	1.00	2.26	61	84
Series NAV
12-31-2012	12.19	0.22	[2]	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74	0.74	1.65	231	99
12-31-2011	11.30	0.15	[2]	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	0.74	0.74	1.24	214	86
12-31-2010	8.91	0.22	[2]	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	0.73	0.73	2.14	211	99
12-31-2009	7.06	0.22	[2]	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	0.74	0.74	3.21	177	113
12-31-2008	12.34	0.28	[2]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)	0.75	0.75	2.52	153	84

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Trust
Series I
12-31-2012[2]	12.49	0.35	[3]	0.75	1.10	(0.23)	—	—	(0.23)	13.36	8.86	0.98	0.98	2.67	10	53
12-31-2011	11.59	0.28	[3]	1.11	1.39	(0.49)	—	—	(0.49)	12.49	12.02	0.83	0.83	2.27	10	496
12-31-2010	11.98	0.18	[3]	0.85	1.03	(1.42)	—	—	(1.42)	11.59	8.83	0.81	0.81	1.46	10	614
12-31-2009	11.66	0.32	[3]	1.80	2.12	(1.08)	(0.72)	—	(1.80)	11.98	19.47	0.77	0.77	2.66	8	572
12-31-2008	13.54	0.49	[3]	(1.96)	(1.47)	(0.08)	(0.33)	—	(0.41)	11.66	(11.28)	0.83	0.83	3.69	9	1,032
Series II
12-31-2012[2]	12.35	0.32	[3]	0.74	1.06	(0.21)	—	—	(0.21)	13.20	8.58	1.18	1.18	2.47	73	53
12-31-2011	11.46	0.25	[3]	1.10	1.35	(0.46)	—	—	(0.46)	12.35	11.86	1.03	1.03	2.10	78	496
12-31-2010	11.85	0.16	[3]	0.84	1.00	(1.39)	—	—	(1.39)	11.46	8.67	1.01	1.01	1.29	86	614
12-31-2009	11.55	0.29	[3]	1.78	2.07	(1.05)	(0.72)	—	(1.77)	11.85	19.22	0.97	0.97	2.44	95	572
12-31-2008	13.45	0.46	[3]	(1.96)	(1.50)	(0.07)	(0.33)	—	(0.40)	11.55	(11.54)	1.03	1.03	3.50	87	1,032
Series NAV
12-31-2012[2]	12.33	0.35	[3]	0.74	1.09	(0.24)	—	—	(0.24)	13.18	8.86	0.93	0.93	2.73	52	53
12-31-2011	11.44	0.28	[3]	1.10	1.38	(0.49)	—	—	(0.49)	12.33	12.15	0.78	0.78	2.34	41	496
12-31-2010	11.85	0.20	[3]	0.82	1.02	(1.43)	—	—	(1.43)	11.44	8.81	0.76	0.76	1.54	30	614
12-31-2009	11.55	0.32	[3]	1.78	2.10	(1.08)	(0.72)	—	(1.80)	11.85	19.54	0.72	0.72	2.72	295	572
12-31-2008	13.42	0.48	[3]	(1.94)	(1.46)	(0.08)	(0.33)	—	(0.41)	11.55	(11.30)	0.78	0.78	3.71	967	1,032

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2In accordance with Accounting Standards Update 2011-3, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 856%. The Fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.18, the ratio of net investment income to average net assets by 1.36% and the ratio of expenses to average net assets by 0.13%.

3Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Science & Technology Trust
Series I
12-31-2012	15.60	(0.03)[2]	1.66	1.63	—	—	—	—	17.23	10.45	1.16	1.13	(0.16)	282	89
12-31-2011	16.91	(0.05)[2]	(1.26)	(1.31)	—	—	—	—	15.60	(7.75)	1.16	1.13	(0.30)	299	115
12-31-2010	13.57	(0.06)[2]	3.40	3.34	—	—	—	—	16.91	24.61	1.16	1.13	(0.40)	370	117
12-31-2009	8.25	(0.01)[2]	5.33	5.32	—	—	—	—	13.57	64.48	1.15	1.12	(0.13)	321	128
12-31-2008	14.85	(0.03)[2]	(6.57)	(6.60)	—	—	—	—	8.25	(44.44)	1.20	1.18	(0.21)	151	132
Series II
12-31-2012	15.35	(0.06)[2]	1.63	1.57	—	—	—	—	16.92	10.23	1.36	1.33	(0.37)	41	89
12-31-2011	16.68	(0.09)[2]	(1.24)	(1.33)	—	—	—	—	15.35	(7.97)	1.36	1.33	(0.51)	45	115
12-31-2010	13.41	(0.08)[2]	3.35	3.27	—	—	—	—	16.68	24.38	1.36	1.33	(0.60)	61	117
12-31-2009	8.16	(0.04)[2]	5.29	5.25	—	—	—	—	13.41	64.34	1.35	1.32	(0.33)	57	128
12-31-2008	14.73	(0.05)[2]	(6.52)	(6.57)	—	—	—	—	8.16	(44.60)	1.40	1.38	(0.41)	30	132
Series NAV
12-31-2012	15.66	(0.03)[2]	1.68	1.65	—	—	—	—	17.31	10.54	1.11	1.08	(0.15)	13	89
12-31-2011	16.97	(0.04)[2]	(1.27)	(1.31)	—	—	—	—	15.66	(7.72)	1.11	1.08	(0.25)	10	115
12-31-2010	13.61	(0.05)[2]	3.41	3.36	—	—	—	—	16.97	24.69	1.11	1.08	(0.36)	12	117
12-31-2009	8.27	(0.01)[2]	5.35	5.34	—	—	—	—	13.61	64.57	1.10	1.07	(0.07)	7	128
12-31-2008	14.88	(0.02)[2]	(6.59)	(6.61)	—	—	—	—	8.27	(44.42)	1.15	1.13	(0.16)	3	132

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
Series I
12-31-2012	12.93	0.14	[2]	0.02		0.16	(0.22)	—	—	(0.22)	12.87	1.21		0.65		0.65		1.10		76	71
12-31-2011	12.92	0.16	[2]	0.20		0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77		0.65		0.65		1.22		89	88
12-31-2010[3]	12.88	0.09	[2]	0.15		0.24	(0.20)	—	—	(0.20)	12.92	1.86	[4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6]
Series II
12-31-2012	12.94	0.12	[2]	0.01		0.13	(0.19)	—	—	(0.19)	12.88	1.01		0.85		0.85		0.90		61	71
12-31-2011	12.93	0.13	[2]	0.20		0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56		0.85		0.85		1.02		77	88
12-31-2010[3]	12.88	0.07	[2]	0.15		0.22	(0.17)	—	—	(0.17)	12.93	1.74	[4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6]
Series NAV
12-31-2012	12.93	0.15	[2]	—	[7]	0.15	(0.22)	—	—	(0.22)	12.86	1.18		0.60		0.60		1.14		417	71
12-31-2011	12.92	0.17	[2]	0.19		0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82		0.60		0.60		1.27		390	88
12-31-2010	12.71	0.18	[2]	0.23		0.41	(0.20)	—	—	(0.20)	12.92	3.28		0.63		0.63	[8]	1.39		413	130	[6]
12-31-2009[9]	12.50	0.16	[2]	0.09		0.25	(0.04)	—	—	(0.04)	12.71	1.96		0.76		0.73		1.25		160	114

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception date for Series I and Series II shares is 4-30-10.

4Not annualized.

5Annualized.

6Excludes merger activity.

7Less than $0.005 per share.

8Includes the impact of expense recapture which amounted to less than 0.005% of average net assets.

9The inception date for Class NAV shares is 1-2-09.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust
Series I
12-31-2012	9.18	(0.03)[2]	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16	1.15	(0.31)	83	132
12-31-2011	10.12	(0.06)[2]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)	1.16	1.15	(0.62)	83	136
12-31-2010	8.29	(0.06)[2]	1.89	1.83	—	—	—	—	10.12	22.07	1.15	1.15	(0.69)	77	139
12-31-2009	6.16	(0.04)[2]	2.17	2.13	—	—	—	—	8.29	34.58	1.15	1.15	(0.54)	55	200
12-31-2008	10.33	(0.02)[2]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)	1.19	1.19	(0.28)	31	191	[3]
Series II
12-31-2012	9.03	(0.05)[2]	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36	1.35	(0.51)	31	132
12-31-2011	9.98	(0.08)[2]	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)	1.36	1.35	(0.82)	32	136
12-31-2010	8.20	(0.08)[2]	1.86	1.78	—	—	—	—	9.98	21.71	1.35	1.35	(0.89)	36	139
12-31-2009	6.10	(0.05)[2]	2.15	2.10	—	—	—	—	8.20	34.43	1.35	1.35	(0.74)	33	200
12-31-2008	10.25	(0.04)[2]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)	1.39	1.39	(0.47)	27	191	[3]
Series NAV
12-31-2012	9.21	(0.02)[2]	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11	1.10	(0.24)	278	132
12-31-2011	10.15	(0.06)[2]	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)	1.11	1.10	(0.58)	266	136
12-31-2010	8.31	(0.06)[2]	1.90	1.84	—	—	—	—	10.15	22.14	1.10	1.10	(0.64)	291	139
12-31-2009	6.18	(0.03)[2]	2.16	2.13	—	—	—	—	8.31	34.47	1.10	1.10	(0.49)	276	200
12-31-2008	10.34	(0.02)[2]	(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)	1.14	1.14	(0.23)	181	191	[3]

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
Series I
12-31-2012	13.15	0.24	[2]	1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56	0.54	1.77	208	13
12-31-2011	14.01	0.11	[2]	(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15	(4.50)	0.55	0.55	0.79	194	17
12-31-2010	11.14	0.12	[2]	2.81	2.93	(0.06)	—	—	(0.06)	14.01	26.36	0.55	0.55	0.96	219	15
12-31-2009	9.16	0.11	[2]	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14	26.65	0.56	0.56	1.19	165	32
12-31-2008	14.19	0.16	[2]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16	(33.71)	0.58	0.58	1.33	135	41
Series II
12-31-2012	13.12	0.21	[2]	1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76	0.74	1.55	60	13
12-31-2011	13.97	0.08	[2]	(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12	(4.64)	0.75	0.75	0.58	60	17
12-31-2010	11.11	0.09	[2]	2.81	2.90	(0.04)	—	—	(0.04)	13.97	26.10	0.75	0.75	0.74	73	15
12-31-2009	9.14	0.09	[2]	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11	26.34	0.76	0.76	0.99	67	32
12-31-2008	14.14	0.13	[2]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14	(33.83)	0.78	0.78	1.11	59	41
Series NAV
12-31-2012	13.16	0.20	[2]	1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51	0.49	1.42	50	13
12-31-2011	14.01	0.12	[2]	(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16	(4.38)	0.50	0.50	0.84	430	17
12-31-2010	11.14	0.12	[2]	2.82	2.94	(0.07)	—	—	(0.07)	14.01	26.42	0.50	0.50	0.99	481	15
12-31-2009	9.16	0.12	[2]	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14	26.71	0.51	0.51	1.23	456	32
12-31-2008	14.20	0.17	[2]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16	(33.70)	0.53	0.53	1.44	93	41

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Opportunities Trust
Series I
12-31-2012	18.94	0.12	[2]	3.07	3.19	—	—	—	—	22.13	16.84	1.11	1.02	0.59	32	25
12-31-2011	19.58	—	[2,3]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)	1.10	1.01	(0.02)	32	36
12-31-2010	15.10	0.02	[2]	4.46	4.48	—	—	—	—	19.58	29.67	1.10	1.02	0.11	45	37
12-31-2009	11.28	(0.01)[2]		3.83	3.82	—	—	—	—	15.10	33.87	1.27	1.19	(0.08)	36	54
12-31-2008	20.65	0.17	[2]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)	1.11	1.11	1.03	33	107
Series II
12-31-2012	18.78	0.08	[2]	3.04	3.12	—	—	—	—	21.90	16.61	1.31	1.22	0.37	32	25
12-31-2011	19.44	(0.04)[2]		(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)	1.30	1.21	(0.21)	33	36
12-31-2010	15.03	(0.01)[2]		4.42	4.41	—	—	—	—	19.44	29.34	1.30	1.22	(0.08)	40	37
12-31-2009	11.25	(0.04)[2]		3.82	3.78	—	—	—	—	15.03	33.60	1.47	1.39	(0.28)	31	54
12-31-2008	20.57	0.14	[2]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)	1.31	1.31	0.83	26	107
Series NAV
12-31-2012	18.84	0.13	[2]	3.05	3.18	—	—	—	—	22.02	16.88	1.06	0.97	0.63	91	25
12-31-2011	19.47	0.01	[2]	(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)	1.05	0.96	0.04	88	36
12-31-2010	15.01	0.03	[2]	4.43	4.46	—	—	—	—	19.47	29.71	1.05	0.97	0.16	98	37
12-31-2009	11.20	—	[2,3]	3.81	3.81	—	—	—	—	15.01	34.02	1.22	1.14	— [4]	86	54
12-31-2008	20.53	0.17	[2]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)	1.06	1.06	1.04	86	107

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

4Less than 0.005%.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
Series I
12-31-2012	18.94	0.23	[2]	2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13	1.13	1.17	270	19
12-31-2011	18.89	0.10	[2]	0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	1.14	1.14	0.53	229	20
12-31-2010	15.04	0.15	[2]	3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	1.15	1.15	0.92	217	23
12-31-2009	11.76	0.09	[2]	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	1.16	1.16	0.73	137	29
12-31-2008	16.20	0.16	[2]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)	1.17	1.17	1.08	96	42
Series II
12-31-2012	18.89	0.18	[2]	2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33	1.33	0.90	39	19
12-31-2011	18.85	0.06	[2]	0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	1.34	1.34	0.32	46	20
12-31-2010	15.00	0.11	[2]	3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	1.35	1.35	0.65	53	23
12-31-2009	11.73	0.06	[2]	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	1.36	1.36	0.51	40	29
12-31-2008	16.16	0.13	[2]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)	1.37	1.37	0.87	48	42
Series NAV
12-31-2012	18.90	0.24	[2]	2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08	1.08	1.20	314	19
12-31-2011	18.86	0.11	[2]	0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	1.09	1.09	0.58	306	20
12-31-2010	15.01	0.15	[2]	3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	1.10	1.10	0.91	313	23
12-31-2009	11.73	0.10	[2]	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	1.11	1.11	0.77	287	29
12-31-2008	16.18	0.16	[2]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)	1.12	1.12	1.10	134	42

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Growth Trust
Series NAV
12-31-2012	15.50	0.04 [2]	2.80	2.84	—	—	—	—	18.34	18.32	1.07	1.07	0.24	106	28
12-31-2011	15.78	(0.07)[2]	(0.21)[3]	(0.28)	—	—	—	—	15.50	(1.77)	1.08	1.08	(0.42)	101	39
12-31-2010	12.48	(0.06)[2]	3.36	3.30	—	—	—	—	15.78	26.44	1.10	1.10	(0.44)	108	34
12-31-2009	9.54	(0.02)[2,4]	2.96	2.94	—	—	—	—	12.48	30.82	1.13	1.13	(0.21)[4]	103	49
12-31-2008	15.81	(0.05)[2]	(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)	1.13	1.13	(0.41)	138	40

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

4Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.02 and 0.23%, respectively.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust
Series I
12-31-2012	16.81	0.26	[2]	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13	1.07	1.41	79	5
12-31-2011	17.07	0.06	[2]	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)	1.13	1.07	0.38	85	6
12-31-2010	14.26	0.09	[2]	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	1.13	1.07	0.60	105	9
12-31-2009	12.97	0.08	[2]	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	1.13	1.08	0.63	109	11	[3]
12-31-2008	18.24	0.08	[2]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)	1.13	1.08	0.48	108	30
Series II
12-31-2012	16.66	0.22	[2]	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33	1.27	1.20	73	5
12-31-2011	16.93	0.03	[2]	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)	1.33	1.27	0.18	78	6
12-31-2010	14.14	0.06	[2]	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	1.33	1.27	0.41	93	9
12-31-2009	12.88	0.05	[2]	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	1.33	1.28	0.43	91	11	[3]
12-31-2008	18.11	0.05	[2]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)	1.33	1.28	0.28	82	30
Series NAV
12-31-2012	16.76	0.27	[2]	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08	1.02	1.49	216	5
12-31-2011	17.03	0.08	[2]	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)	1.08	1.02	0.44	203	6
12-31-2010	14.23	0.10	[2]	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	1.08	1.02	0.66	215	9
12-31-2009	12.94	0.08	[2]	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	1.08	1.03	0.68	205	11	[3]
12-31-2008	18.21	0.09	[2]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)	1.08	1.03	0.58	283	30

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Smaller Company Growth Trust
Series I
12-31-2012	16.34	(0.02)[2]	2.60	2.58	—	(1.54)	—	(1.54)	17.38	16.22	1.18		1.03		(0.11)	75	80
12-31-2011	17.59	(0.10)[2]	(1.15)	(1.25)	—	—	—	—	16.34	(7.11)	1.17		1.05		(0.57)	78	89
12-31-2010	14.30	(0.08)[2]	3.61	3.53	—	(0.24)	—	(0.24)	17.59	25.04	1.16		1.04		(0.53)	101	79
12-31-2009[3]	13.59	— [2,4]	0.71	0.71	—	—	—	—	14.30	5.22 [5]	1.12	[6]	1.01	[6]	(0.26)[6]	95	95	[7]
Series II
12-31-2012	16.27	(0.06)[2]	2.59	2.53	—	(1.54)	—	(1.54)	17.26	15.98	1.38		1.23		(0.33)	17	80
12-31-2011	17.55	(0.13)[2]	(1.15)	(1.28)	—	—	—	—	16.27	(7.29)	1.37		1.25		(0.77)	20	89
12-31-2010	14.29	(0.11)[2]	3.61	3.50	—	(0.24)	—	(0.24)	17.55	24.85	1.36		1.24		(0.72)	26	79
12-31-2009[3]	13.59	(0.01)[2]	0.71	0.70	—	—	—	—	14.29	5.15 [5]	1.32	[6]	1.21	[6]	(0.46)[6]	24	95	[7]
Series NAV
12-31-2012	16.36	(0.01)[2]	2.60	2.59	—	(1.54)	—	(1.54)	17.41	16.27	1.13		0.98		(0.04)	118	80
12-31-2011	17.60	(0.09)[2]	(1.15)	(1.24)	—	—	—	—	16.36	(7.05)	1.13		1.00		(0.52)	113	89
12-31-2010	14.30	(0.07)[2]	3.61	3.54	—	(0.24)	—	(0.24)	17.60	25.12	1.11		0.99		(0.48)	123	79
12-31-2009	10.61	(0.06)[2]	3.75	3.69	—	—	—	—	14.30	34.78	1.34		1.23		(0.51)	114	95	[7]
12-31-2008[3]	12.50	(0.01)[2]	(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[5]	1.30	[6]	1.18	[6]	(0.30)[6]	93	16

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3The inception dates for Series I, Series II and Series NAV shares are 11-16-09, 11-16-09 and 10-7-08, respectively.

4Less than $0.005 per share.

5Not annualized.

6Annualized.

7Excludes merger activity.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Equity Allocation Trust
Series NAV
12-31-2012[2]	12.50	0.20	[3]	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26	[4]	0.67	[5]	0.49	[5]	2.22	[5]	8,003	10

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Period from 4-16-12 (commencement of operations) to 12-31-12.

3Based on the average daily shares outstanding.

4Not annualized.

5Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
Series I
12-31-2012	12.75	0.80	[2]	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91		359	44
12-31-2011	14.00	0.97	[2]	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	0.78		0.78		6.87		318	50
12-31-2010	13.31	1.16	[2]	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	0.82		0.82		8.25		307	68	[3]
12-31-2009	11.20	0.95	[2]	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	0.85	[4]	0.85	[4]	7.67	[4]	28	87
12-31-2008	13.73	0.81	[2]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)	0.82		0.81		6.17		16	40
Series II
12-31-2012	12.78	0.77	[2]	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72		73	44
12-31-2011	14.02	0.94	[2]	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	0.98		0.98		6.67		75	50
12-31-2010	13.33	1.16	[2]	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	1.02		1.02		8.01		91	68	[3]
12-31-2009	11.22	0.92	[2]	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	1.05	[4]	1.05	[4]	7.43	[4]	14	87
12-31-2008	13.74	0.78	[2]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)	1.02		1.01		5.89		10	40
Series NAV
12-31-2012	12.72	0.80	[2]	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95		33	44
12-31-2011	13.97	0.97	[2]	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	0.73		0.73		6.91		26	50
12-31-2010	13.29	1.18	[2]	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	0.77		0.77		8.36		23	68	[3]
12-31-2009	11.18	0.94	[2]	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	0.80	[4]	0.80	[4]	7.64	[4]	504	87
12-31-2008	13.71	0.82	[2]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)	0.77		0.76		6.23		518	40

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Excludes merger activity.

4Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense decreased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust B
Series I
12-31-2012[2]	10.82	0.01	[3]	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62	[5]	127	29	[6]
Series II
12-31-2012[2]	10.82	0.01	[3]	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42	[5]	145	29	[6]
Series NAV
12-31-2012	10.46	0.34	[3]	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16		297	29	[6]
12-31-2011	10.15	0.40	[3]	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	0.53		0.25		3.87		162	21
12-31-2010	9.97	0.41	[3]	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	0.52		0.25		3.97		165	26
12-31-2009	9.87	0.47	[3]	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	0.52		0.25		4.64		158	29
12-31-2008	9.83	0.50	[3]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	0.54		0.26		5.07		162	68

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series I and II shares is 11-5-12.

3Based on the average daily shares outstanding.

4Not annualized.

5Annualized.

6Excludes merger activity.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Return Trust
Series I
12-31-2012[2]	13.81	0.30	[3]	0.87	1.17	(0.29)	—	—	(0.29)	14.69	8.49	0.78	0.78	2.04	242	144
12-31-2011	14.46	0.28	[3]	0.27	0.55	(0.63)	(0.57)	—	(1.20)	13.81	3.84	0.78	0.78	1.97	284	280
12-31-2010	13.99	0.28	[3]	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72	0.77	0.77	1.94	329	545
12-31-2009	13.47	0.49	[3]	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59	0.77	0.77	3.52	348	244
12-31-2008	13.92	0.57	[3]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	0.80	0.79	4.10	327	145
Series II
12-31-2012[2]	13.80	0.26	[3]	0.88	1.14	(0.26)	—	—	(0.26)	14.68	8.28	0.98	0.98	1.84	279	144
12-31-2011	14.44	0.25	[3]	0.28	0.53	(0.60)	(0.57)	—	(1.17)	13.80	3.71	0.98	0.98	1.76	291	280
12-31-2010	13.97	0.25	[3]	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48	0.97	0.97	1.74	345	545
12-31-2009	13.46	0.45	[3]	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28	0.97	0.97	3.30	344	244
12-31-2008	13.90	0.54	[3]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	1.00	0.99	3.90	264	145
Series NAV
12-31-2012[2]	13.76	0.30	[3]	0.88	1.18	(0.30)	—	—	(0.30)	14.64	8.57	0.73	0.73	2.09	2,951	144
12-31-2011	14.41	0.29	[3]	0.27	0.56	(0.64)	(0.57)	—	(1.21)	13.76	3.90	0.73	0.73	2.01	2,845	280
12-31-2010	13.94	0.29	[3]	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81	0.72	0.72	1.99	3,032	545
12-31-2009	13.43	0.48	[3]	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62	0.72	0.72	3.47	2,582	244
12-31-2008	13.88	0.57	[3]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	0.75	0.74	4.15	1,522	145

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 262%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.01, the ratio of net investment income to average net assets by 0.04% and the ratio of expenses to average net assets by less than 0.005%.

3Based on the average daily shares outstanding.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
Series I
12-31-2012	11.59	0.21	[2]	1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50	0.57	0.57	1.65	295	6
12-31-2011	11.71	0.19	[2]	(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28	0.57	0.57	1.62	261	2
12-31-2010	10.12	0.15	[2]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20	0.57	0.57	1.41	268	5
12-31-2009	7.97	0.14	[2]	2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87	0.57	0.57	1.66	233	9
12-31-2008	12.98	0.17	[2]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20)	0.58	0.58	1.59	182	5
Series II
12-31-2012	11.57	0.18	[2]	1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22	0.77	0.77	1.44	41	6
12-31-2011	11.68	0.17	[2]	(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16	0.77	0.77	1.41	40	2
12-31-2010	10.10	0.13	[2]	1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89	0.77	0.77	1.20	48	5
12-31-2009	7.96	0.13	[2]	2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52	0.77	0.77	1.47	50	9
12-31-2008	12.94	0.14	[2]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29)	0.78	0.78	1.36	44	5
Series NAV
12-31-2012	11.59	0.22	[2]	1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56	0.52	0.52	1.71	66	6
12-31-2011	11.71	0.20	[2]	(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33	0.52	0.52	1.66	62	2
12-31-2010	10.12	0.15	[2]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26	0.52	0.52	1.45	73	5
12-31-2009	7.97	0.15	[2]	2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93	0.52	0.52	1.72	72	9
12-31-2008	12.98	0.17	[2]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15)	0.53	0.53	1.61	68	5

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Ultra Short Term Bond Trust
Series I
12-31-2012	12.20	0.04	[2]	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54	0.70		0.69		0.34		8	196
12-31-2011	12.36	0.06	[2]	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12	0.69		0.72	[3]	0.49		3	171
12-31-2010[4]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[5]	0.88	[6]	0.75	[6]	0.60	[6]	2	56
Series II
12-31-2012	12.20	0.02	[2]	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37	0.90		0.89		0.15		127	196
12-31-2011	12.36	0.04	[2]	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)	0.89		0.92	[3]	0.29		131	171
12-31-2010[4]	12.50	0.02	[2]	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[5]	1.08	[6]	0.95	[6]	0.44	[6]	59	56
Series NAV
12-31-2012	12.19	0.05	[2]	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66	0.65		0.64		0.39		4	196
12-31-2011	12.36	0.06	[2]	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09	0.64		0.67	[3]	0.53		3	171
12-31-2010[4]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13)[5]	0.83	[6]	0.70	[6]	0.63	[6]	1	56

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Includes the impact of expense recapture which amounted to 0.03% of average net assets.

4The inception date for Series I, Series II and Series NAV shares is 7-29-10.

5Not annualized.

6Annualized.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Equity Trust
Series I
12-31-2012[2]	13.85	0.16	[3]	0.22	0.38	(0.20)	—	—	(0.20)	14.03	2.77	[4]	0.84	[5]	0.84	[5]	1.70	[5]	129	44	[6,7]
Series II
12-31-2012[2]	13.85	0.14	[3]	0.22	0.36	(0.18)	—	—	(0.18)	14.03	2.60	[4]	1.04	[5]	1.04	[5]	1.50	[5]	8	44	[6,7]
Series NAV
12-31-2012	12.65	0.22	[3]	1.37	1.59	(0.21)	—	—	(0.21)	14.03	12.56		0.79		0.79		1.63		791	44	[6]
12-31-2011	11.89	0.19	[3]	0.77	0.96	(0.20)	—	—	(0.20)	12.65	8.13		0.79		0.79		1.55		772	35
12-31-2010	11.18	0.15	[3]	0.73	0.88	(0.17)	—	—	(0.17)	11.89	7.92		0.79		0.79		1.34		809	66
12-31-2009	9.45	0.16	[3]	1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94		0.80		0.80		1.61		968	33
12-31-2008	13.38	0.16	[3]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)		0.81		0.80		1.34		507	77

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2The inception date for Series I and II shares is 4-30-12.

3Based on the average daily shares outstanding.

4Not annualized.

5Annualized.

6Excludes merger activity.

7Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Utilities Trust
Series I
12-31-2012	11.92	0.40	[2]	1.21	1.61	(0.47)	—	—	(0.47)	13.06	13.65	0.97	0.97	3.17		141	52
12-31-2011	11.62	0.46	[2]	0.30	0.76	(0.46)	—	—	(0.46)	11.92	6.65	0.97	0.97	3.77		128	51
12-31-2010	10.42	0.36	[2]	1.10	1.46	(0.26)	—	—	(0.26)	11.62	14.03	0.95	0.95	3.39		116	56
12-31-2009	8.16	0.35	[2,3]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64	0.95	0.95	3.94	[3]	114	70
12-31-2008	14.34	0.30	[2]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)	1.02	1.02	2.49		94	68
Series II
12-31-2012	11.84	0.37	[2]	1.19	1.56	(0.44)	—	—	(0.44)	12.96	13.36	1.17	1.17	2.95		25	52
12-31-2011	11.53	0.43	[2]	0.32	0.75	(0.44)	—	—	(0.44)	11.84	6.58	1.17	1.17	3.59		30	51
12-31-2010	10.35	0.34	[2]	1.08	1.42	(0.24)	—	—	(0.24)	11.53	13.73	1.15	1.15	3.19		32	56
12-31-2009	8.11	0.33	[2,3]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34	1.15	1.15	3.75	[3]	34	70
12-31-2008	14.23	0.27	[2]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)	1.22	1.22	2.23		30	68
Series NAV
12-31-2012	11.91	0.39	[2]	1.21	1.60	(0.47)	—	—	(0.47)	13.04	13.64	0.92	0.92	3.14		27	52
12-31-2011	11.60	0.46	[2]	0.32	0.78	(0.47)	—	—	(0.47)	11.91	6.80	0.92	0.92	3.82		36	51
12-31-2010	10.41	0.37	[2]	1.09	1.46	(0.27)	—	—	(0.27)	11.60	14.00	0.90	0.90	3.49		29	56
12-31-2009	8.16	0.36	[2,3]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58	0.90	0.90	4.03	[3]	21	70
12-31-2008	14.32	0.31	[2]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)	0.97	0.97	2.62		15	68

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.13, $0.12 and $0.13 for Series I, Series II and Series NAV. The percentage of average net assets was 1.41% for all Series.

JOHN HANCOCK VARIABLE INSURANCE TRUST FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value Trust
Series I
12-31-2012	16.58	0.20	[2]	2.68	2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82	0.81	1.11	409	24
12-31-2011	16.61	0.16	[2]	— [3]	0.16	(0.19)	—	—	(0.19)	16.58	0.98	0.83	0.83	0.93	197	28
12-31-2010	13.72	0.14	[2]	2.90	3.04	(0.15)	—	—	(0.15)	16.61	22.22	0.83	0.83	0.94	218	43
12-31-2009	9.84	0.14	[2]	3.89	4.03	(0.15)	—	—	(0.15)	13.72	41.18	0.84	0.84	1.29	191	70
12-31-2008	17.36	0.16	[2]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)	0.85	0.85	1.09	133	50
Series II
12-31-2012	16.54	0.16	[2]	2.68	2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02	1.01	0.87	30	24
12-31-2011	16.56	0.12	[2]	0.01	0.13	(0.15)	—	—	(0.15)	16.54	0.84	1.03	1.03	0.73	30	28
12-31-2010	13.68	0.11	[2]	2.89	3.00	(0.12)	—	—	(0.12)	16.56	21.96	1.03	1.03	0.73	35	43
12-31-2009	9.82	0.12	[2]	3.87	3.99	(0.13)	—	—	(0.13)	13.68	40.79	1.04	1.04	1.10	32	70
12-31-2008	17.29	0.13	[2]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)	1.05	1.05	0.88	27	50
Series NAV
12-31-2012	16.56	0.21	[2]	2.68	2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77	0.76	1.14	24	24
12-31-2011	16.59	0.16	[2]	0.01	0.17	(0.20)	—	—	(0.20)	16.56	1.03	0.78	0.78	0.98	18	28
12-31-2010	13.70	0.14	[2]	2.91	3.05	(0.16)	—	—	(0.16)	16.59	22.31	0.78	0.78	0.98	22	43
12-31-2009	9.83	0.15	[2]	3.88	4.03	(0.16)	—	—	(0.16)	13.70	41.19	0.79	0.79	1.33	17	70
12-31-2008	17.35	0.17	[2]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)	0.80	0.80	1.20	9	50

1Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

2Based on the average daily shares outstanding.

3Less than $0.005 per share.

APPENDIX A

SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund. Aggregate Net Assets of a fund include the net assets of the fund, and in most cases, the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadvisor as the fund. If a fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Fund	APR	Advisory Fee Breakpoint
500 Index Trust B	0.470%	—first $500 million; and
	0.460%	—excess over $500 million.
Active Bond Trust	0.600%	—first $2.5 billion;
	0.575%	—next $2.5 billion; and
	0.550%	—excess over $5 billion.
		(Aggregate net assets include the net assets of the fund and the Active Bond Fund, a series of JHF II.)
All Cap Core Trust	0.800%	—first $500 million; and
	0.750%	—excess over $500 million.
		(Aggregate Net Assets include the net assets of the fund and the All Cap Core Fund, a series of JHF II.)
All Cap Value Trust	0.800%	—first $500 million; and
	0.750%	—excess over $500 million.
		(Aggregate Net Assets include the net assets of the fund and the All Cap Value Fund, a series of JHF II.)
Alpha Opportunities Trust	1.025%	—first $250 million;
	1.000%	—next $250 million;
	0.975%	—next $500 million; and
	0.950%	—excess over $1 billion.
		(Aggregate Net Assets include the net assets of the fund and the Alpha Opportunities Fund, a series of JHF II.)
Blue Chip Growth Trust	0.825%	—first $1 billion; and
	0.775%	—excess over $1 billion.*

(Aggregate Net Assets include the net assets of the fund and the Blue Chip Growth Fund, a series of JHF II.) *When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Bond PS Series	0.650%	—first $500 million;
	0.600%	—next 1 billion;
	0.575%	—next 1 billion; and
	0.550%	—excess over $2.5 billion.
		(Aggregate Net Assets include the net assets of the fund and the Bond Trust, a series of JHVIT.)
Bond Trust	0.650%	—first $500 million;
	0.600%	—next $1 billion;
	0.575%	—next $1 billion;
	0.550%	—excess over $2.5 billion.
		(Aggregate Net Assets include the net assets of the fund and the Bond PS Series, a series of JHVIT.)

Fund	APR	Advisory Fee Breakpoint
Capital Appreciation Trust	0.850%	—first $300 million;
	0.800%	—next $200 million;
	0.700%	—next $500 million; and
	0.670%	—excess over $1 billion.
(Aggregate Net Assets include the net assets of the fund and the Capital Appreciation Fund, a series of JHF II.)
Capital Appreciation Value Trust		If net assets are less than $500 million, the following fee schedule shall apply:
	0.950%	—first $250 million;
	0.850%	—excess over $250 million.
If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:
	0.850%	—first $1 billion;
	0.800%	—excess $1 billion.
If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:
	0.850%	—first $500 million;
	0.800%	—excess over $500 million.
If net assets equal or exceed $3 billion, the following fee schedule shall apply:
	0.800%	—all asset levels.
(Aggregate Net Assets include the net assets of the fund and the Capital Appreciation Value Trust, a series of JHF II.)
Core Allocation Plus Trust	0.915%	—first $500 million; and
	0.865%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Core Allocation Plus Fund, a series of JHF II.)
Core Bond Trust	0.690%	—first $200 million;
	0.640%	—next $200 million; and
	0.570%	—excess over $400 million.
(Aggregate Net Assets include the net assets of the fund and the Core Bond Fund, a series of JHF II.)
Core Fundamental Holdings Trust

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II, JHF III and American Funds Insurance Series (“Affiliated and AFIS Funds Assets”) * and (b) a fee on assets not invested in Affiliated and AFIS Funds (“Other Assets”). The fee on Affiliated Funds and AFIS Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Affiliated and AFIS Fund Assets of the fund. *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	—first $500 million; and
	0.490%	—excess over $500 million.

Fund	APR	Advisory Fee Breakpoint
Core Global Diversification Trust

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II, JHF III and American Funds Insurance Series (“Affiliated and AFIS Funds Assets”) * and (b) a fee on assets not invested in Affiliated and AFIS Funds (“Other Assets”). The fee on Affiliated Funds and AFIS Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Affiliated and AFIS Fund Assets of the fund. *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	—first $500 million; and
	0.490%	—excess over $500 million.
Core Strategy Trust

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II or JHF III (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”). *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. (a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the Fund determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund:

	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund:

	0.500%	—first $500 million; and
	0.490%	—excess over $500 million.
Currency Strategies Trust	0.950%	—first $250 million;
	0.900%	—next $250 million; and
	0.850%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Currency Strategies Fund, a series of JHF II.)
Disciplined Diversification Trust	0.800%	—first $100 million;
	0.700%	—next $900 million; and
	0.650%	—excess over $1 billion
Emerging Markets Value Trust	1.000%	—first $100 million; and
	0.950%	—excess over $100 million.
(Aggregate Net Assets include the net assets of the fund and the Emerging Markets Fund, a series of JHF II.)
Equity-Income Trust	0.825%	—first $1 billion; and
	0.775%	—excess over $1 billion.*

(Aggregate Net Assets include the net assets of the fund and the Equity-Income Fund, a series of JHF II.) *When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Fund	APR	Advisory Fee Breakpoint
Financial Services Trust	0.800%	—first $50 million;
	0.775%	—next $450 million; and
	0.750%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Financial Services Fund, a series of JHF II.)
Franklin Templeton Founding Allocation Trust

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II or JHF III (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”). *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. (a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	—first $500 million; and
	0.490%	—excess over $500 million.
Fundamental All Cap Core Trust	0.675%	—first $2.5 billion; and
	0.650%	—excess over $2.5 billion.
(Aggregate Net Assets include the net assets of the fund and Fundamental All Cap Core Fund, a series of JHF II.)
Fundamental Holdings Trust	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

(Aggregate Net Assets include the net assets of the fund and the Global Diversification Trust, each a series of JHVIT and the Core Fundamental Holdings Fund, the Core Global Diversification Fund and the Core Diversified Growth & Income Fund, each a series of JHF II.)

Fundamental Large Cap Value Trust
	0.700%	—first $500 million;
	0.650%	—next $500 million; and
	0.600%	—excess over $1 billion.
(Aggregate Net Assets include the assets of the fund and the Fundamental Large Cap Value Fund, a series of JHF II.)
Fundamental Value Trust	0.800%	—first $50 million;
	0.775%	—next $450 million; and
	0.750%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Fundamental Value Fund, a series of JHF II.)
Global Trust	0.850%	—first $1 billion; and
	0.800%	—excess over $1 billion.

(Aggregate Net Assets include the net assets of the fund, the Income Trust, the Mutual Shares Trust, and the International Value Trust, each a series of JHVIT, and the Global Fund, the Income Fund, the Mutual Shares Fund, the International Small Cap Fund and the International Value Fund, each a series of JHF II.)

Global Bond Trust	0.700%	—at all asset levels.
(Aggregate Net Assets include the net assets of the fund and the Global Bond Fund, a series of JHF II.)

Fund	APR	Advisory Fee Breakpoint
Global Diversification Trust	0.050%	—first $500 million; and
	0.040%	—excess over $500 million.

(Aggregate Net Assets include the net assets of the fund and the Fundamental Holdings Trust, each a series of JHVIT and the Core Fundamental Holdings Fund, the Core Global Diversification Fund and the Core Diversified Growth & Income Fund, each a series of John Hancock Funds II.)

Growth Equity Trust	0.730%	—first $3 billion;
	0.725%	—next $3 billion; and
	0.700%	—excess over $6 billion
(Aggregate Net Assets include the net assets of the fund and the Rainier Growth Fund, a series of John Hancock Funds III.)
Health Sciences Trust	1.050%	—first $500 million; and
	1.000%	—excess over $500 million
(Aggregate Net Assets include the net assets of the fund and the Health Sciences Fund, a series of JHF II.)
Heritage Trust	0.850%	—first $400 million;
	0.825%	—next $600 million; and
	0.800%	—excess over $1 billion.
(Aggregate Net Assets include the net assets of the fund and the Heritage Fund, a series of JHF II.)
High Yield Trust	0.700%	—first $500 million; and
	0.650%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the High Yield Fund, a series of JHF II.)
Income Trust	1.075%	—first $50 million;
	0.915%	—next $150 million;
	0.825%	—next $300 million; and
	0.800%	—excess over $500 million.*

(Aggregate Net Assets include the net assets of the fund, the International Value Trust, the Mutual Shares Trust, and the Global Trust, each a series of JHVIT, and the Income Fund, the International Small Cap Fund, the International Value Fund, the Global Fund, and the Mutual Shares Fund, each a series of JHF II.) *When Aggregate Net Assets exceed $500 million, the advisory fee is 0.800% on all net assets of the Income Trust.

International Core Trust	0.92%	—first $100 million;
	0.895%	—next $900 million;
	0.88%	—next $1 billion;
	0.85%	—next $1 billion;
	0.825%	—next $1 billion; and
	0.800%	—excess over $4 billion.
(Aggregate Net Assets include the net assets of the fund and the International Core Fund, a series of JHF III.)
International Equity Index Trust B	0.550%	—first $100 million; and
	0.530%	—excess over $100 million.

Fund	APR	Advisory Fee Breakpoint
International Growth Stock Trust	0.850%	—first $250 million;
	0.800%	—next $500 million; and
	0.750%	—excess over $750 million.
		(Aggregate Net Assets include the net assets of the fund and the International Growth Stock Fund, a series of JHF II.)
International Small Company Trust	0.950%	—at all asset levels.
		(Aggregate Net Assets include the net assets of the fund and the International Small Company Fund, a series of JHF II.)
International Value Trust	0.950%	—first $150 million;
	0.850%	—next $150 million; and
	0.800%	—excess over $300 million.*

(Aggregate Net Assets include the net assets of the fund, the Income Trust, the Mutual Shares Trust and the Global Trust, each a series of JHVIT; and the Income Fund, the Mutual Shares Fund, the International Value Fund, the International Small Cap Fund and the Global Fund, each a series of JHF II.) *When Aggregate Net Assets exceed $300 million, the advisory fee rate is 0.800% on all net assets of the fund.

Investment Quality Bond Trust	0.600%	—first $500 million; and
	0.550%	—excess over $500 million.
		(Aggregate Net Assets include the net assets of the fund and the Investment Quality Bond Fund, a series of JHF II.)
The JHVIT Lifecycle Trusts:
Lifecycle 2010 Trust
Lifecycle 2015 Trust
Lifecycle 2020 Trust
Lifecycle 2025 Trust
Lifecycle 2030 Trust
Lifecycle 2035 Trust
Lifecycle 2040 Trust
Lifecycle 2045 Trust

Fund	APR	Advisory Fee Breakpoint
Lifecycle 2050 Trust

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II or JHF III (“Affiliated Funds Assets”)* and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”). *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifecycle Trusts and Lifecycle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

	0.060%	—first $7.5 billion; and
	0.050%	—excess over $7.5 billion.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifecycle Trusts and the Lifecycle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.510%	—first $7.5 billion; and
	0.500%	—excess over $7.5 billion.
Lifestyle Balanced PS Series
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
(Collectively, the “JHVIT Lifestyle PS Series”)

The advisory fees has two components: (a) a fee on assets invested in funds of JHVIT, JHF II, or JHF III (“Affiliated Funds”)* and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”). *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. (a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle PS Series determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

	0.050%	—first $7.5 billion; and
	0.040%	—excess over $7.5 billion.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle PS Series determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	—first $7.5 billion; and
	0.490%	—excess over $7.5 billion.
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust

Fund	APR	Advisory Fee Breakpoint
Lifestyle Moderate Trust
(Collectively, the “JHVIT Lifestyle Trusts”)

The management fee has two components: (a) a fee on assets invested in funds of JHVIT, JHF II or JHF III (“Affiliated Funds Assets”) * and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”). *The following JHVIT funds are not included in Affiliated Fund Assets: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle Trusts and the Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the fund.

	0.050%	—first $7.5 billion; and
	0.040%	—excess over $7.5 billion.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle Trusts and the Lifestyle Portfolios that are series of JHF II determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.

	0.500%	—first $7.5 billion; and
	0.490%	—excess over $7.5 billion.
Mid Cap Index Trust	0.490%	—first $250 million;
	0.480%	—next $250 million; and
	0.460%	—excess over $500 million.
Mid Cap Stock Trust	0.875%	—first $200 million;
	0.850%	—next $300 million; and
	0.825%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Mid Cap Stock Fund, a series of JHF II.)
Mid Cap Value Equity Trust	0.875%	—first $250 million;
	0.850%	—next $250 million;
	0.825%	—next $500 million; and
	0.800%	—excess over $1 billion.
(Aggregate Net Assets include the net assets of the fund and the Mid Cap Value Equity Fund, a series of JHF II.)
Mid Value Trust	1.050%	—first $50 million; and
	0.950%	—excess over $50 million.
(Aggregate Net Assets include the net assets of the fund and the Mid Value Fund, a series of JHF II.)
Money Market Trust B	0.500%	—first $500 million; and
	0.470%	—excess over $500 million.
Money Market Trust	0.500%	—first $500 million; and
	0.470%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Money Market Fund, a series of JHF II.)
Mutual Shares Trust	0.960%	—first $750 million; and
	0.920%	—excess over $750 million.
When Aggregate Net Assets exceed $750 million, the advisory fee is 0.92% on all net assets of the Mutual Shares Trust.
(Aggregate Net Assets include the net assets of the fund and the Mutual Shares Fund, a series of JHF II.)

Fund	APR	Advisory Fee Breakpoint
Natural Resources Trust	1.000%	—first $1 billion;
	0.975%	—next $1 billion; and
	0.950%	—excess over $2 billion.
		(Aggregate Net Assets include the net assets of the fund and the Natural Resources Fund, a series of JHF II.)
New Income Trust	0.800%	—first $50 million*;
	0.750%	—next $50 million*#;
	0.675%	—next $150 million*;
	0.625%	—next $250 million*; and
	0.600%	—excess over $500 million*.
		*The annual rate of the advisory fee on all the net assets of the New Income Trust on any day shall not exceed 0.725%.
		#When net assets of the New Income Trust exceed $100 million on any day, the annual rate of the advisory fee for that day is 0.750% on the first $100 million of net assets of the New Income Trust.
Real Estate Securities Trust	0.700%	—at all asset levels.
		(Aggregate Net Assets include the net assets of the fund and the Real Estate Securities Fund, a series of JHF II.)
Real Return Bond Trust	0.700%	—first $1 billion; and
	0.650%	—excess over $1 billion.
		(Aggregate Net Assets include the net assets of the fund and the Real Return Bond Fund, a series of JHF II.)
Science & Technology Trust	1.050%	—first $500 million; and
	1.000%	—excess over $500 million.
		(Aggregate Net Assets include the net assets of the fund and the Science & Technology Fund, a series of JHF II.)
Short Term Government Income Trust	0.570%	—first $250 million; and
	0.550%	—excess over $250 million
		(Aggregate Net Assets include the net assets of the fund and the Short Term Government Income Fund, a series of JHF II.)
Small Cap Growth Trust	1.100%	—first $100 million; and
	1.050%	—excess over $100 million.
		(Aggregate Net Assets include the net assets of the fund and the Small Cap Growth Fund, a series of JHF II.)
Small Cap Index Trust	0.490%	—first $250 million;
	0.480%	—next $250 million; and
	0.460%	—excess over $500 million.
Small Cap Opportunities Trust	1.000%	—first $500 million;
	0.950%	—next $500 million;
	0.900%	—next 1 billion; and
	0.850%	—excess over $2 billion.
		(Aggregate Net Assets include the net assets of the fund and the Small Cap Opportunities Fund, a series of JHF II .)
Small Cap Value Trust	1.100%	—first $100 million;
	1.050%	—next $500 million; and
	1.000%	—excess over $600 million.
		(Aggregate Net Assets include the net assets of the fund and the Small Cap Value Fund, a series of JHF II.)

Fund	APR	Advisory Fee Breakpoint
Small Company Growth Trust	1.050%	—first $250 million; and
	1.000%	—excess over $250 million.

(Aggregate Net Assets include the net assets of the fund and the Small Company Growth Fund, a series of JHF II.) When the Aggregate Net Assets of the following funds exceed $1 billion, the applicable rate is 1.00% on all net assets of the fund: the Small Company Growth Trust, the Small Cap Opportunities Trust, the International Growth Stock Trust, the Value Trust, each a series of the JHVIT; and the Small Company Growth Fund, the Small Cap Opportunities Fund, the International Growth Stock Fund and the Value Fund, each a series of JHF II.)

Small Company Value Trust	1.050%	—first $500 million; and
	1.000%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Small Company Value Fund, a series of JHF II.)
Smaller Company Growth Trust	1.100%	—first $125 million;
	1.050%	—next $250 million;
	1.000%	—next $625 million; and
	0.950%	—excess over $1 billion.
(Aggregate Net Assets include the net assets of the fund and the Smaller Company Growth Fund, a series of JHF II.)
Strategic Equity Allocation Trust	0.675%	—first $2.5 billion;
	0.650%	—next $5 billion;
	0.625%	—next 2.5 billion and
	0.600%	—excess over $10 billion.
(Aggregate Net Assets include the net assets of the fund and the Strategic Equity Allocation Fund, a series of JHF II.)
Strategic Income Opportunities Trust	0.700%	—first $500 million;
	0.650%	—next $3 billion; and
	0.600%	—excess over $3.5 billion.
(Aggregate Net Assets include the net assets of the fund and the Strategic Income Opportunities Fund, a series of JHF II.)
Total Bond Market Trust B	0.470%	—first $1.5 billion; and
	0.460%	—excess over $1.5 billion.
Total Return Trust		If PIMCO is the subadvisor to the fund and if Relationship Net Assets* equal or exceed $3 billion, the following fee schedule shall apply:
	0.700%	—first $1 billion of Total Return Net Assets **; and
	0.675%	—excess over $1 billion of Total Return Net Assets **.
If Relationship Net Assets* are less than $3 billion, the following fee schedule shall apply:
	0.700%	—all net asset** levels
If PIMCO is not the subadvisor to the fund, the following fee schedule shall apply:
	0.700%	—first $1 billion of Total Return Net Assets **; and
	0.675%	—excess over $1billion of Total Return Net Assets **.

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the JHVIT and the JHF II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the JHVIT, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of JHF II.

**The term Total Return Net Assets includes the net assets of the Total Return Trust, a series of JHVIT, and the Total Return Fund, a series of JHF II.

Fund	APR	Advisory Fee Breakpoint
Total Stock Market Index Trust	0.490%	—first $250 million;
	0.480%	—next $250 million; and
	0.460%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Total Stock Market Index Fund, a series of JHF II.)
Ultra Short Term Bond Trust	0.550%	—first $250 million; and
	0.530%	—excess over $250 million.
U.S. Equity Trust	0.780%	—first $500 million;
	0.760%	—next $500 million; and
	0.740%	—excess over $1 billion.
(Aggregate Net Assets include the net assets of the fund and the U.S. Equity Fund, a series of JHF II.)
Utilities Trust	0.825%	—first $600 million;
	0.800%	—next $300 million;
	0.775%	—next $600 million; and
	0.700%	—excess over $1.5 billion.
(Aggregate Net Assets include the net assets of the fund and the Utilities Fund, a series of JHF II.)
Value Trust	0.750%	—first $200 million;
	0.725%	—next $300 million; and
	0.650%	—excess over $500 million.
(Aggregate Net Assets include the net assets of the fund and the Value Fund, a series of JHF II.)

FOR MORE INFORMATION

The following documents are available, which offer further information on JHVIT:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHVIT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Variable Insurance Trust

601 Congress Street

Boston, MA 02210

By phone: 1-800-344-1029

On the Internet: www.johnhancock.com

Or you may obtain these documents and other information

about the Funds from the SEC:

By mail: Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC

For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov

(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-04146

JOHN HANCOCK VARIABLE INSURANCE TRUST

Statement of Additional Information

Dated April 29, 2013

Exchange Ticker Symbols
Fund	Series I	Series II	Series III	NAV
500 Index Trust B	JFIVX	N/A	N/A	N/A
Active Bond Trust	N/A	N/A	N/A	N/A
All Cap Core Trust	JEACX	N/A	N/A	N/A
All Cap Value Trust	N/A	N/A	N/A	N/A
Alpha Opportunities Trust	N/A	N/A	N/A	N/A
Blue Chip Growth Trust	N/A	N/A	N/A	N/A
Bond PS Series	N/A	N/A	N/A	N/A
Bond Trust	N/A	N/A	N/A	N/A
Capital Appreciation Trust	N/A	N/A	N/A	N/A
Capital Appreciation Value Trust	N/A	N/A	N/A	N/A
Core Allocation Plus Trust	N/A	N/A	N/A	N/A
Core Bond Trust	N/A	N/A	N/A	N/A
Core Fundamental Holdings Trust	N/A	N/A	N/A	N/A
Core Global Diversification Trust	N/A	N/A	N/A	N/A
Core Strategy Trust	N/A	N/A	N/A	N/A
Currency Strategies Trust	N/A	N/A	N/A	N/A
Disciplined Diversification Trust	N/A	N/A	N/A	N/A
Emerging Markets Value Trust	N/A	N/A	N/A	N/A
Equity-Income Trust	N/A	N/A	N/A	N/A
Financial Services Trust	JEFSX	N/A	N/A	N/A
Franklin Templeton Founding Allocation Trust	N/A	N/A	N/A	N/A
Fundamental All Cap Core Trust	JEQAX	N/A	N/A	N/A
Fundamental Holdings Trust	N/A	N/A	N/A	N/A
Fundamental Large Cap Value Trust	N/A	N/A	N/A	N/A
Fundamental Value Trust	N/A	N/A	N/A	N/A
Global Bond Trust	N/A	N/A	N/A	N/A
Global Diversification Trust	N/A	N/A	N/A	N/A
Global Trust	JEFGX	N/A	N/A	N/A
Growth Equity Trust	N/A	N/A	N/A	N/A
Health Sciences Trust	JEHSX	N/A	N/A	N/A
Heritage Trust	N/A	N/A	N/A	N/A
High Yield Trust	N/A	N/A	N/A	N/A
Income Trust	N/A	N/A	N/A	N/A
International Core Trust	N/A	N/A	N/A	N/A
International Equity Index Trust B	JIEQX	N/A	N/A	N/A

International Growth Stock Trust	N/A	N/A	N/A	N/A
International Small Company Trust	N/A	N/A	N/A	N/A
International Value Trust	N/A	N/A	N/A	N/A
Investment Quality Bond Trust	N/A	N/A	N/A	N/A
Lifecycle 2010 Trust	N/A	N/A	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A	N/A	N/A
Lifestyle Aggressive Trust	N/A	N/A	N/A	N/A
Lifestyle Balanced PS Series	N/A	N/A	N/A	N/A
Lifestyle Balanced Trust	JELBX	N/A	N/A	N/A
Lifestyle Conservative PS Series	N/A	N/A	N/A	N/A
Lifestyle Conservative Trust	JELCX	N/A	N/A	N/A
Lifestyle Growth PS Series	N/A	N/A	N/A	N/A
Lifestyle Growth Trust	JELGX	N/A	N/A	N/A
Lifestyle Moderate PS Series	N/A	N/A	N/A	N/A
Lifestyle Moderate Trust	JELMX	N/A	N/A	N/A
Mid Cap Index Trust	JECIX	N/A	N/A	N/A
Mid Cap Stock Trust	N/A	N/A	N/A	N/A
Mid Cap Value Equity Trust	N/A	N/A	N/A	N/A
Mid Value Trust	JEMUX	N/A	N/A	N/A
Money Market Trust	JHOXX	N/A	N/A	N/A
Money Market Trust B	N/A	N/A	N/A	N/A
Mutual Shares Trust	N/A	N/A	N/A	N/A
Natural Resources Trust	N/A	N/A	N/A	N/A
New Income Trust	N/A	N/A	N/A	N/A
Real Estate Securities Trust	N/A	N/A	N/A	N/A
Real Return Bond Trust	N/A	N/A	N/A	N/A
Science & Technology Trust	JESTX	N/A	N/A	N/A
Short Term Government Income Trust	N/A	N/A	N/A	N/A
Small Cap Growth Trust	JESGX	N/A	N/A	N/A
Small Cap Index Trust	JESIX	N/A	N/A	N/A
Small Cap Opportunities Trust	N/A	N/A	N/A	N/A

Exchange Ticker Symbols
Fund	Series I	Series II	Series III	NAV
Small Cap Value Trust	JESVX	N/A	N/A	N/A
Small Company Growth Trust	N/A	N/A	N/A	N/A
Small Company Value Trust	N/A	N/A	N/A	N/A
Smaller Company Growth Trust	N/A	N/A	N/A	N/A
Strategic Equity Allocation Trust	N/A	N/A	N/A	N/A
Strategic Income Opportunities Trust	JESNX	N/A	N/A	N/A
Total Bond Market Trust B	JTBMX	N/A	N/A	N/A
Total Return Trust	N/A	N/A	N/A	N/A
Total Stock Market Index Trust	JETSX	N/A	N/A	N/A
Ultra Short Term Bond Trust	JUSAX	N/A	N/A	N/A
U.S. Equity Trust	N/A	N/A	N/A	N/A
Utilities Trust	JEUTX	N/A	N/A	N/A
Value Trust	JEVLX	N/A	N/A	N/A

This Statement of Additional Information (“SAI”) of John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) is not a prospectus, but should be read in conjunction with JHVIT’s Prospectus dated April 29, 2013. The financial statements of JHVIT for the fiscal year ended December 31, 2012, as well as the related opinion of JHVIT’s independent registered public accounting firm, are incorporated by reference into the SAI insofar as they relate to the funds listed above, and as they are included in JHVIT’s most recent annual report to shareholders (the “Annual Report”). Copies of JHVIT’s Prospectus, SAI and/or Annual Report can be obtained free of charge by contacting:

John Hancock Variable Insurance Trust

601 Congress Street

Boston, Massachusetts 02210

(800) 344-1029

www.johnhancockannuities.com

This SAI is applicable to all funds listed above (each a “fund” and collectively the “funds”). A separate SAI is applicable to the following other series of JHVIT: American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, and American New World Trust.

TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK VARIABLE INSURANCE TRUST	1
INVESTMENT POLICIES	1
Conversion of Debt Securities	1
Emerging Markets Value Trust – Approved Markets	1
Money Market Instruments	2
U.S. Government and Government Agency Obligations	2
Municipal Obligations	2
Canadian and Provincial Government and Crown Agency Obligations	3
Certificates of Deposit, Time Deposits and Bankers’ Acceptances	4
Commercial Paper	4
Corporate Obligations	5
Repurchase Agreements	5
Foreign Repurchase Agreements	5
Market Events	6
Other Instruments	6
Warrants & Rights	6
Reverse Repurchase Agreements	6
Mortgage Securities	6
Asset-Backed Securities	9
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds	11
Loans and Other Direct Debt Instruments	11
High Yield (High Risk) Domestic Corporate Debt Securities	11
Brady Bonds	12
Sovereign Debt Obligations	12
Indexed Securities	13
Hybrid Instruments	13
Structured Products	14
Depositary Receipts	15
Variable and Floating Rate Obligations	15
Exchange Traded Funds (“ETFs”)	15
Exchange-Traded Notes	16
Event-Linked Exposure	16
ADDITIONAL INVESTMENT POLICIES	16
Lending Securities	16
When-Issued Securities/Forward Commitments	17
Mortgage Dollar Rolls	17
Illiquid Securities	17
Short Sales	18
Investment in Other Investment Companies	18
Loan Participations and Assignments	18
Index-Related Securities (“Equity Equivalents”)	20
Fixed-Income Securities	20
Standby Commitment Agreements	21
Trade Claims	21
Market Capitalization Weighted Approach	21
RISK FACTORS	22
Non-Diversification	22
Equity Securities	22
Bank Capital Securities	22
Fixed-Income Securities	23
Hybrid Instruments	23
Investment Grade Fixed-Income Securities in the Lowest Rating Category	23
Lower Rated Fixed-Income Securities	24
Small and Medium Size Companies	24
Foreign Securities	25
Investment Company Securities	25
Risk Factors Relating to Fund of Fund Investments in Underlying Funds	25
Stripped Securities	27
Mortgage-Backed and Asset-Backed Securities	27

Securities Linked to the Real Estate Market	28
Industry or Sector Investing	29
Initial Public Offerings (“IPOs”)	30
U.S. Government Securities	30
High Yield (High Risk) Securities and Securities of Distressed Companies	30
Natural Disasters and Adverse Weather Conditions	33
HEDGING AND OTHER STRATEGIC TRANSACTIONS	34
General Characteristics of Options	34
General Characteristics of Futures Contracts and Options on Futures Contracts	36
Stock Index Futures	37
Options on Securities Indices and Other Financial Indices	37
Yield Curve Options	38
Currency Transactions	38
Combined Transactions	39
Swap Agreements or Credit Derivatives and Options on Swap Agreements	40
Eurodollar Instruments	43
Warrants and Rights	43
Risks of Hedging and Other Strategic Transactions	43
Risks of Hedging and Other Strategic Transactions Outside the United States	44
Use of Segregated and Other Special Accounts	45
Other Limitations	45
Risk of Potential Government Regulation of Derivatives	46
INVESTMENT RESTRICTIONS	46
Fundamental	46
Non-Fundamental	47
ADDITIONAL INVESTMENT RESTRICTIONS	49
Corporate Bonds, Preferred Stocks and Convertible Securities	50
PORTFOLIO TURNOVER	52
MANAGEMENT OF JHVIT	54

Additional Information About the Trustees	64
Trustee Ownership of Funds	69
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES	71
The Advisory Agreement	71
Subadvisory Agreements	80
Additional Information Applicable to Subadvisory Agreements	82
OTHER SERVICES	84
Proxy Voting Policies	84
DISTRIBUTOR; RULE 12B-1 PLANS	85
PORTFOLIO BROKERAGE	88
REDEMPTION OF SHARES	99
DETERMINATION OF NET ASSET VALUE	100
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS	102
SHAREHOLDERS OF JHVIT	104
HISTORY OF JHVIT	105
ORGANIZATION OF JHVIT	106
ADDITIONAL INFORMATION CONCERNING TAXES	107
FINANCIAL STATEMENTS	109
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110
CUSTODIAN	110
CODE OF ETHICS	110
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER	110

ORGANIZATION OF JOHN HANCOCK VARIABLE INSURANCE TRUST

JHVIT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the funds is a series of JHVIT. The Board of Trustees (the “Board”) and shareholders of JHVIT have approved the conversion of JHVIT into a Delaware limited liability company. JHVIT may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts.

John Hancock Investment Management Services, LLC (the “Advisor”) is the investment advisor to JHVIT and each of the funds. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canada-based financial services group operating in 21 countries and territories worldwide. Manulife’s international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients around the world. Manulife provides asset management services to institutional customers worldwide as well as reinsurance solutions, specializing in property and casualty retrocession. The company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.

INVESTMENT POLICIES

The principal strategies and risks of investing in each fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or this SAI.

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities.

Emerging Markets Value Trust – Approved Markets

Emerging Markets Value Trust’s subadvisor has an investment committee that designates emerging markets for the fund to invest in companies that are associated with those markets (“Approved Markets”). Pending the investment of new capital in Approved Market securities, the fund will typically invest in money market instruments or other highly liquid debt instruments, including those denominated in U.S. dollars (including, without limitation, repurchase agreements) and money market mutual funds. In addition, the fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold currencies, although the fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances. The fund also may invest in futures contracts, exchange traded funds (“ETFs”) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, while maintaining liquidity.

This fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it may be necessary or advisable for the fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.

Even though a company’s stock may meet the applicable market capitalization criterion for the fund’s criterion for investment, it may not be included for one or more of a number of reasons. For example, in the subadvisor’s judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the subadvisor in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

1

Money Market Instruments

Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Department of Treasury (“U.S. Treasury”). These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). This guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:

–	Student Loan Marketing Association (“SLMA”);

–	Federal Home Loan Banks (“FHLBs”);

–	Federal Intermediate Credit Banks; and

–	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by Fannie Mae, the FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Municipal Obligations

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such

2

guarantees and the creditworthiness of guarantors will be considered by the subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”) and Fitch Ratings (“Fitch”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

–	Export Development Corporation;

–	Farm Credit Corporation;

–	Federal Business Development Bank; and

–	Canada Post Corporation.

In addition, certain Crown Agencies that are not by law agents of Her Majesty may issue obligations that by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

3

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

–	provincial railway corporation;

–	provincial hydroelectric or power commission or authority;

–	provincial municipal financing corporation or agency; and

–	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations or other entities to finance short-term credit needs. Commercial paper may be issued in bearer or registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

Except in the case of the Global Bond Trust, Real Return Bond Trust and the Total Return Trust , a subadvisor will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and which the applicable subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any

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security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

–	Federal Reserve System member bank;

–	primary government securities dealer reporting to the Federal Reserve Bank of New York Mellon’s Market Reports Division; or

–	broker/dealer that reports U.S. Government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Advisor and/or subadvisor creditworthiness requirements.

The Advisor and the subadvisors will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

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Market Events

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filing of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, emergency measures by the U.S. and foreign governments banning short-selling, debt crises in the eurozone, and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Other Instruments

The following discussion provides an explanation of some of the other instruments in which certain funds (as indicated, except the funds of funds), may directly invest consistent with their investment objectives and policies.

Warrants & Rights

Each fund (excluding Money Market Trust and Money Market Trust B (collectively, the “Money Market Trusts”)) may purchase warrants, including warrants traded independently of the underlying securities. The funds also may receive rights or warrants as part of a unit, attached to securities purchased or in connection with corporate actions.

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Each fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions segregating treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

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Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

–	one-year, three-year and five-year constant maturity Treasury Bill rates;

–	three-month or six-month Treasury Bill rates;

–	11th District Federal Home Loan Bank Cost of Funds;

–	National Median Cost of Funds; or

–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

–	mortgage bankers;

–	commercial banks;

–	investment banks;

–	savings and loan associations; and

–	special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of

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CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the funds may invest in parallel-pay and planned amortization class (“PAC”). CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a fund’s investment objectives and policies, the fund may invest in various tranches of CMO bonds, including support bonds.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund’s net assets (5% in the case of each Money Market Trust). See “Additional Investment Policies — Illiquid Securities.”

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a fund’s relatively stable NAV.

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In addition to the stripped mortgage securities described above, High Yield Trust and Value Trust may invest in similar securities such as Super Principal Only (“SPO”) and Leverage Interest Only (“LIO”), which are more volatile than POs and IOs. Risks associated with instruments, such as SPOs, are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOs are similar in nature to those associated with IOs.

Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Inverse Floaters. Each of Global Bond Trust, Total Return Trust, Real Return Bond Trust, High Yield Trust, Investment Quality Bond Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of such a fund’s net assets. See “Additional Investment Policies — Illiquid Securities.”

Inverse floaters are derivative mortgage securities, which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

–	liquidity protection; and

–	default protection.

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Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. A fund may invest in each of collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify as eligible transactions under Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that funds (excluding the funds of funds) may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the

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complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies – Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The fund also may invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes, as well as to provide financing in connection with leveraged transactions.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary

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market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

–	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

–	bonds issued at a discount from face value (generally known as discount bonds);

–	bonds bearing an interest rate which increases over time; and

–	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (“IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. However, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on

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taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.

Indexed Securities

A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).

Hybrid Instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

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One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investor could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Structured Products

A fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked structured products that qualify under applicable rules of the Commodities Futures Trading Commission (“CFTC”) for an exemption from the provisions of the Commodity Exchange Act (the “CEA”).

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Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the fund’s holdings in an effort to monitor the fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Depositary Receipts

A fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs,” respectively, and, collectively, “Depositary Receipts”) as described in its investment policies.

Securities of foreign issuers may include Depositary Receipts and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a foreign bank, exchange affiliate or entity similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.

Variable and Floating Rate Obligations

A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange Traded Funds (“ETFs”)

A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs. In addition, there is the risk that an ETF may fail to closely track the index that it is designed to replicate.

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Exchange-Traded Notes

A fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Event-Linked Exposure

A fund may have event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies of the funds.

Lending Securities

A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of its total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

A fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

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(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Cash collateral may be invested by the fund in a privately offered registered investment company advised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below their initial value.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a “when-issued” or on a “forward commitment” basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percentage of a fund’s total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

Each fund (excluding the Money Market Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share.

Illiquid Securities

Neither Money Market Trust may invest more than 5% of its net assets in securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund (“illiquid securities”). No other fund may invest more than 15% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; (d) securities of new and early stage companies whose securities are not publicly traded; and (e) securities that trade in inactive markets.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act, or other exemptions from the registration requirements of the 1933 Act may be excluded from the 5% and 15% limitation on illiquid securities. The subadvisors

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decide, subject to the Trustees’ oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund’s investment restriction. The subadvisors will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trusts may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to its distribution under federal securities law, and is generally sold to institutional investors, such as the Money Market Trusts, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Trusts, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trusts’ subadvisor believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Trusts intend, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trusts’ subadvisor will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Trusts, subject to the Trustees’ oversight.

Short Sales

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).

A fund also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

Investment in Other Investment Companies

A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the Rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief granted by the Securities and Exchange Commission (“SEC”).

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded over the counter (“OTC”) or a discount to their NAV. Others are continuously offered at NAV, but also may be traded in the secondary market.

Loan Participations and Assignments

A fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender

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of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisors believe to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and a fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

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Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, a fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Index-Related Securities (“Equity Equivalents”)

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

Fixed-Income Securities

A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P or Fitch. A fund also may invest in obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P or Fitch). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities.

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Standby Commitment Agreements

The funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a fund receives a commitment fee based upon a percentage of the purchase price of the security. The fund receives this fee whether or not it is ultimately required to purchase the security. There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Trade Claims

The funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Market Capitalization Weighted Approach

The investment strategy of each of International Small Company Trust, Emerging Markets Value Trust, Disciplined Diversification Trust and Small Cap Opportunities Trust involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the subadvisor, for a variety of reasons. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadvisor may consider such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors determined to be appropriate by the subadvisor given market conditions. In assessing expected profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.The subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadvisor generally intends to purchase in round lots. Furthermore, the subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. Except with respect to Disciplined Diversification Trust, a portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadvisor will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadvisor then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadvisor may limit or adjust

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the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights also may deviate from target weights due to general day-to-day trading patterns and price movements. The weighting of countries will likely vary from their weighting in published international indices.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Advisor, John Hancock Advisers or John Hancock Asset Management. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks as the underlying funds in which it invests. To the extent a fund of funds invests in securities or instruments directly, the fund of funds will be subject to the same risks.

Non-Diversification

Certain of the funds are non-diversified.

Definition of Non-Diversification. Any fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Bank Capital Securities

Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

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Fixed-Income Securities

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Hybrid Instruments

The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, that is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid Instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor, which a fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P or Fitch and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories.

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While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

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Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries, which are more likely to be more politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Investment Company Securities

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Risk Factors Relating to Fund of Fund Investments in Underlying Funds

Each of the funds of funds of the Trust (the “Allocation Funds”) may invest in shares of underlying funds of the Trust. The following discussion provides information on the risks specifically associated with the Allocation Funds investing in the underlying funds.

As permitted by applicable law, the Allocation Funds invest in a number of other funds and may reallocate or rebalance assets among the underlying funds.

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of an Allocation Fund (“Rebalancings”), as effected by its Advisor or subadvisors, John Hancock Asset Management and John Hancock Asset Management a division of Manulife Asset Management (North America)

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Limited (“John Hancock Asset Management (North America)”). Shareholders should note that Rebalancings may adversely affect the underlying funds. The underlying funds subject to redemptions by an Allocation Fund may find it necessary to sell securities, and the underlying funds that receive additional cash from an Allocation Fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when an Allocation Fund owns, redeems, or invests in, a substantial portion of an underlying fund. Rebalancings could adversely affect the performance of one or more underlying funds and, therefore, the performance of the Allocation Fund.

Possible adverse effects of Rebalancings on the underlying funds include:

1. The underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the underlying funds.

3. When an Allocation Fund owns a substantial portion of an underlying fund, a large redemption by the Allocation Fund could cause that underlying fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

Both the Allocation Funds and the underlying funds are managed by the Advisor. John Hancock Asset Management and John Hancock Asset Management (North America), each of which is an affiliate of the Advisor (collectively, the “John Hancock Subadvisors”), are the subadvisors to certain of the Allocation Funds, except for Franklin Templeton Founding Allocation Trust, and to certain of the underlying funds. Shareholders should note that the Advisor has the responsibility to oversee and monitor both the Allocation Funds and the underlying funds, and the John Hancock Subadvisors have the responsibility to subadvise both the applicable Allocation Funds and certain of the underlying funds. The Advisor and the John Hancock Subadvisors will monitor the impact of Rebalancings on the underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of each Allocation Fund. However, there is no guarantee that the Advisor or the John Hancock Subadvisors will be successful in doing so.

Shareholders should also note that the Advisor and the John Hancock Subadvisors may have an incentive to employ Allocation Fund assets to advance MFC’s interests or the interests of an underlying fund. For example, the Advisor and the John Hancock Subadvisors may have an incentive to select underlying funds that are more profitable to MFC. The Advisor, the John Hancock Subadvisors, or their affiliates may determine that the allocation of additional assets to a particular underlying fund may be beneficial to the underlying fund to offset redemptions, to increase the underlying fund’s total assets, or for other reasons. The investment of Allocation Fund assets in a recently-created underlying fund may provide seed capital to the underlying fund that might otherwise be provided by an MFC affiliate.

In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by the Advisor and the John Hancock Asset Subadvisors, including allocation decisions with respect to Allocation Funds assets. For example, the Advisor and the John Hancock Subadvisors, by selecting more conservative investments or investments that lend themselves to hedging strategies, or by making more conservative allocations of Allocation Funds assets by increasing the percentage allocation to underlying funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy to support guarantees under variable annuity and insurance contracts which they issue, or aid the John Hancock insurance company subsidiaries with hedging their investment exposure under their variable annuity and insurance contracts.

A particular group of Allocation Funds, the Lifestyle PS Series, are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”). The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series, another JHVIT fund, through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a Lifestyle PS Series, the more likely that contract value will be reallocated from the Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. As a result of these reallocations between the Lifestyle PS Series and the Bond PS Series, there may be active trading in the Lifestyle PS Series and the Bond PS Series. However, it is not anticipated that there will be active trading by the Lifestyle PS Series in other JHVIT funds except in extreme market situations.

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Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments, which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations (“CMOs”). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

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TBA Mortgage Contracts. A fund may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Stripped Mortgage Securities. A fund may invest in stripped mortgage securities, i.e., securities representing the principal portion of a mortgage security (“principal only” or “PO” securities) and those representing the mortgage security’s stream of interest payments (“interest-only” or “IO” securities). Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks. In particular, the yield to maturity on an IO security is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

Inverse Interest-Only Securities. A fund may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to larger changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed-securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

–	declines in the value of real estate;

–	risks related to general and local economic conditions;

–	possible lack of availability of mortgage funds;

–	overbuilding;

–	extended vacancies of properties;

–	increased competition;

–	increases in property taxes and operating expenses;

–	change in zoning laws;

–	losses due to costs resulting from the clean-up of environmental problems;

–	liability to third parties for damages resulting from environmental problems;

–	casualty or condemnation losses;

–	limitations on rents;

–	changes in neighborhood values and the appeal of properties to tenants; and

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–	changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, by investing in a particular industry or sector, the fund is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

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Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Initial Public Offerings (“IPOs”)

A fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.

High Yield (High Risk) Securities and Securities of Distressed Companies

General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

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Investments in securities rated below investment grade that are eligible for purchase by certain funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The funds seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value its investments.

Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. A fund may invest up to 15% (5% in the case of each Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.

Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due

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may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

–	the obligor’s balance of payments, including export performance;

–	the obligor’s access to international credits and investments;

–	fluctuations in interest rates; and

–	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuation in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

–	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

–	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s, S&P or Fitch. These

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securities are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. These securities are considered to have the following characteristics:

–	extremely poor prospects of ever attaining any real investment standing;

–	current identifiable vulnerability to default;

–	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

–	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

–	are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Special Considerations Relating to California Tax-Exempt Securities

The State of California, as the rest of the nation, has been slowly emerging from an economic recession that began at the end of 2007, marked in California by high unemployment, a steep contraction in housing construction and home values, a drop in state-wide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The State is recovering more slowly than expected and continues to face significant financial challenges.

California’s chronic budget problems have been driven in part by large fluctuations in its tax revenue and fixed spending obligations. During recessionary periods, dramatic cuts to programs and/or tax increases sometimes have been required. To address budget gaps, spending has been cut, State programs have been realigned to local governments, and short-term budgetary solutions have been implemented. Budget gaps are expected, however, to continue to challenge State fiscal leaders in future years. Continued risks to the State’s long-term stability include pension liabilities, debt and increasing annual obligations, and potential cost increases associated with the federal deficit.

California’s fiscal situation heightens the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also heightens the risk that the prices of California municipal securities, and the fund’s net asset value, will experience greater volatility.  As of April 2012, California general obligation bonds were rated A1 by Moody’s and A- by S&P and Fitch. These ratings are among the lowest of any of the 50 states. There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the fund’s portfolio.

This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject.  The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies.  While the fund’s subadvisor attempts to mitigate risk by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers in to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity.  We are also unable to predict what impact these factors may have on the fund’s share price or distributions.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the fund invests to conduct their businesses in the manner currently conducted. In addition,

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adverse weather conditions may have a significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with its investment objectives and policies, are described below:

–	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments;

–	financial futures contracts (including stock index futures);

–	interest rate transactions*;

–	currency transactions**;

–	swaps or credit derivatives (including interest rate, index, equity, credit default, total return and currency swaps, index credit derivatives and credit options); and

–	structured notes, including hybrid or “index” securities.

*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

–	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

–	to protect a fund’s unrealized gains in the value of its securities;

–	to facilitate the sale of a fund’s securities for investment purposes;

–	to manage the effective maturity or duration of a fund’s securities;

–	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or
–	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, a fund is not permitted to invest in such instruments unless its subadvisor obtains prior written approval from the Advisor’s Complex Securities Committee. See “Additional Information Concerning Taxes” in the SAI.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a

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similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options can also provide fund gains.

Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

–	insufficient trading interest in certain options;

–	restrictions on transactions imposed by an exchange;

–	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

–	interruption of the normal operations of the OCC or an exchange;

–	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and/or

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–	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York Mellon as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

–	as a hedge against anticipated interest rate, currency or market changes;

–	for duration management;

–	for risk management purposes; and

–	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle”, such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

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Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary or in a segregated account at the fund’s custodian, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s securities.

Stock Index Futures

Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

–	In connection with a fund’s investment in individual stocks, a fund may invest in Index Futures while the subadvisor seeks favorable terms from brokers to effect transactions in individual stocks selected for purchase.

–	A fund also may invest in Index Futures when a subadvisor believes that there are not enough attractive individual stocks available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such stocks when they do become available.

–	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by a fund.

–	A fund also may invest in Index Futures in order to hedge its equity positions.

Use Will Be Consistent with Applicable Regulatory Requirements. A fund’s use of financial futures contracts, options on futures contracts, and swaps will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC. Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate fund management purposes, including gaining exposure to a particular securities market.

As of the date of this SAI, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and none of the funds is presently a “commodity pool” the operator of which is registered with the CFTC. In 2012, however, the CFTC adopted certain rules and rule amendments that significantly affect the exclusion from the definition of CPO available to the Trust and/or the Advisor, and also expanded the universe of instruments subject to CFTC oversight to include swaps.

As of the date of this SAI, the compliance implications of the rule amendments are not yet fully evident and their scope of application is still uncertain. Accordingly, there is no certainty that the Trust, a Fund, the Advisor, or other parties will be able to continue to rely on these exclusions and exemptions in the future, and one or more of them may determine to register as a CPO and operate subject to CFTC regulation with respect to one or more funds. Additional CFTC regulation (or a choice to no longer use strategies that would trigger additional regulation) may cause a fund to change its investment strategies or to incur additional expenses.

Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

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Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument, except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Yield Curve Options

A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

–	forward currency contracts;

–	exchange-listed currency futures contracts and options thereon;

–	exchange-listed and OTC options on currencies; and

–	currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor.

A fund’s dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to facilitate the settlement of equity trades to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

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A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund’s securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under “Risk Factors.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its

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component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.

Swap Agreements or Credit Derivatives and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A fund also may enter into options on swap agreements (“Swap Options”).

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.

OTC swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Swap Options or Swaptions. A fund also may enter into Swap Options or Swaptions. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s investments. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.

Credit Default Swap Agreements. A fund also may be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a

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credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s investments. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Total Return Swaps. A fund may enter into total return swaps. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed-upon spread.

Index Credit Derivatives. A fund may enter into index credit derivative transactions. Index credit derivatives are credit default swaps or total return swaps that reference multiple reference entities or obligations.

Credit Options. A fund may enter into credit option transactions. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option.

Dividend Swaps. A fund may enter into dividend swaps. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation Swaps. A fund may enter into inflation swaps. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index (“CPI”) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest Rate Swaps. A fund may enter into interest rate swaps. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

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Total Return Swaps. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

Variance Swaps. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

General Information Regarding Swaps. Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including new registration and business conduct requirements on dealers that enter into swaps with certain clients, and the imposition of central clearing of certain swaps, Swap Options, and certain foreign exchange instruments including non-deliverable foreign exchange forwards. As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. These additional CFTC regulations (or a choice to no longer use strategies that trigger additional regulation) may cause a fund to change its investment strategies or to incur additional expenses.

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Eurodollar Instruments

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Warrants and Rights

As described under “Other Investments–Warrants,” a fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as a fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks, broker-dealers or other financial institutions that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes, which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks” in the Prospectus and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a fund wishes to sell it.

Risks of Hedging and Other Strategic Transactions

Hedging and other strategic transactions have special risks associated with them, including:

–	possible default by the counterparty to the transaction;

–	markets for the securities used in these transactions could be illiquid; and

–	to the extent the subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

–	option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

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•	calls written on securities that a fund does not own are riskier than calls written on securities owned by a fund because there is no underlying security held by a fund that can act as a partial hedge, and there is also a risk, especially with less liquid securities, that the securities may not be available for purchase; and

–	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

–	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

–	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

–	Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

–	Proxy hedging involves determining the correlation between various currencies. If the subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used.

–	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

–	foreign governmental actions affecting foreign securities, currencies or other instruments;

–	less stringent regulation of these transactions in many countries as compared to the United States;

–	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

–	more limited availability of data on which to make trading decisions than in the United States;

–	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

–	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

–	lower trading volume and liquidity.

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Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of

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its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures, and swap agreements, may limit or prevent a fund from using such instruments as part of its investment strategy, which could negatively impact the fund. While many provisions of the Dodd-Frank Act are yet be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions could also prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHVIT is subject in implementing the investment policies of the funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions with respect to a fund may only be changed by a vote of a majority of the fund’s outstanding voting securities, which means a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Trustees of a fund without shareholder approval.

When submitting an investment restriction change to the holders of JHVIT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities (as described above) of the fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other fund affected by the matter: or (2) the vote of a majority of the outstanding voting securities of JHVIT.

Restrictions (1) through (8) are fundamental. Restrictions (9) through (11) are non-fundamental.

Fundamental

Unless a fund is specifically excepted by the terms of a restriction:

(1) Each fund (except Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, and Utilities Trust) may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.

(2) Each fund (except Financial Services Trust, Global Bond Trust and Real Estate Securities Trust) has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Each fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Each fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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(5) Each fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

(6) Each fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Each fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Each fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of restriction no. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

Non-Fundamental

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that neither Money Market Trust may invest in excess of 10% of its net assets in such securities or other investments.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. The Global Bond, Real Return and Total Return Bond Trusts will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.

In addition to the above policies, each Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, neither Money Market Trust will, among other things, purchase the securities of any issuer if it would cause:

•	more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

•	more than 3% of its total assets to be invested in “second tier securities,” as defined by Rule 2a-7, or

•	more than 0.5% of its total assets to be invested in the second tier securities of that issuer.

(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*	33 1/3% in the case of each of each of the following funds:

500 Index Trust B

Active Bond Trust

All Cap Value Trust

Alpha Opportunities Trust

American Global Diversification Trust

Blue Chip Growth Trust

Bond Index Trust A

Bond PS Series

Bond Trust

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Capital Appreciation Value Trust

Core Bond Trust

Core Equity Trust

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Disciplined Diversification Trust

Emerging Growth Trust

Emerging Markets Value Trust

Equity-Income Trust

Financial Services Trust

Franklin Templeton Founding Allocation Trust

Fundamental All Cap Core Trust

Fundamental Holdings Trust

Fundamental Large Cap Value Trust

Fundamental Value Trust

Global Bond Trust

Growth Equity Trust

Health Sciences Trust

Heritage Trust

High Income Trust

Income Trust

Index Allocation Trust

International Core Trust

International Equity Index Trust B

International Small Company Trust

International Value Trust

Large Cap Value Trust

Each Lifestyle Trust

Lifestyle PS Series

Managed Trust

Mid Cap Stock Trust

Mid Cap Value Equity Trust

Mid Cap Value Trust

Mid Value Trust

Money Market Trust B

Mutual Shares Trust

Natural Resources Trust

New Income Trust

Real Estate Equity Trust

Real Return Bond Trust

Science & Technology Trust

Short Term Government Income Trust

Small Cap Opportunities Trust

Small Cap Trust

Small Cap Value Trust

Small Company Growth Trust

Small Company Trust

Small Company Value Trust

Smaller Company Growth Trust

Strategic Income Trust

Total Bond Market Trust B

Total Return Trust

U.S. Equity Trust

Utilities Trust

15% in the case of Growth Trust.

50% in the case of Value Trust.

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Reorganization/Exchange/Corporate Action. Each fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on fund investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a fund’s acquisition of securities or instruments through a Voluntary Action.

Fund Mergers. Immediately prior to a combination or merger of a fund (the “acquired fund”) into another fund, the acquired fund may in certain situations not comply with its investment policies.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of each Money Market Trust, where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisors assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment, resulting from market fluctuations or other changes in a fund’s total assets will not require a fund to dispose of an investment. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS’ NOTICE TO SHAREHOLDERS

In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the funds named below are subject to change only upon 60 days’ prior notice to shareholders. Each such policy generally requires the relevant fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments connoted by the fund’s name. Any other policy, other than one designated as a fundamental policy, is not subject to this 60-day notice requirement.

500 Index Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the S&P 500 Index; and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

Active Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

Blue Chip Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-size blue chip growth companies.

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Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities and instruments.

Bond PS Series

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

Core Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

Emerging Markets Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging market securities.

Equity-Income Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

Financial Services Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) are invested in companies that are principally engaged in financial services.

Global Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities.

Growth Equity Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Health Sciences Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadvisor to be of equivalent quality):

Rating Agency	Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s	Ba through C
S&P or Fitch	BB through D

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International Equity Index Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the MSCI All Country World Excluding U.S. Index (the “MSCI ACW ex-US Index”) and/or corresponding ADRs or GDRs; and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

International Small Company Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

Investment Quality Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.

Mid Cap Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the S&P 400 Index; and (b) securities (which may or may not be included in the S&P 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

Mid Cap Stock Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies.

Mid Cap Value Equity Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies.

Natural Resources Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.

Real Estate Securities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.

Real Return Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities, and corporations.

Science & Technology Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

Small Cap Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

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Small Cap Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

Small Cap Opportunities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

Small Cap Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

Small Company Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

Small Company Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

Total Bond Market Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowing for investment purposes) in bonds.

Total Stock Market Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the Wilshire 5000 Index; and (b) securities (which may or may not be included in the Wilshire 5000 Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

U.S. Equity Trust

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Utilities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. No portfolio turnover rate can be calculated for the Money Market Trusts due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. All other securities, including options, with maturities at the time of acquisition of one year or less are excluded from the portfolio turnover computation. The portfolio turnover rates for the funds for the years ended December 31, 2012 and 2011 were as follows:

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Fund	2012	2011
500 Index Trust B	4%	4%
Active Bond Trust	86%	101%
All Cap Core Trust	242%	231%
All Cap Value Trust	86%	64%
Alpha Opportunities Trust	141%	157%
Blue Chip Growth Trust	22%	33%
Bond PS Series	107%	114%
Bond Trust	114%	108%
Capital Appreciation Trust	45%	52%
Capital Appreciation Value Trust	68%	83%
Core Allocation Plus Trust	155%	154%
Core Bond Trust	367%	436%
Core Fundamental Holdings Trust	57%	8%
Core Global Diversification Trust	53%	11%
Core Strategy Trust	110%	8%
Currency Strategies Trust	N/A	N/A
Disciplined Diversification Trust	5%	13%
Emerging Markets Value Trust	14%	18%
Equity-Income Trust	14%	19%
Financial Services Trust	26%	12%
Franklin Templeton Founding Allocation Trust	3%	3%
Fundamental All Cap Core Trust	38%	146%
Fundamental Holdings Trust	41%	3%
Fundamental Large Cap Value Trust	42%	108%
Fundamental Value Trust	10%	14%
Global Bond Trust	131%	103%
Global Diversification Trust	28%	4%
Global Trust	16%	24%
Growth Equity Trust	89%	90%
Health Sciences Trust	29%	39%
Heritage Trust	75%	99%
High Yield Trust	80%	91%
Income Trust	24%	23%
International Core Trust	49%	39%
International Equity Index Trust B	4%	3%
International Growth Stock Trust	23%	27%
International Small Company Trust	3%	11%
International Value Trust	19%	32%
Investment Quality Bond Trust	77%	62%
Lifecycle 2010 Trust	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A
Lifestyle Aggressive Trust	18%	23%
Lifestyle Balanced PS Series	31%	1%
Lifestyle Balanced Trust	32%	10%
Lifestyle Conservative PS Series	16%	4%
Lifestyle Conservative Trust	22%	17%
Lifestyle Growth PS Series	45%	8%
Lifestyle Growth Trust	39%	9%
Lifestyle Moderate PS Series	25%	0%

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Fund	2012	2011
Lifestyle Moderate Trust	26%	12%
Mid Cap Index Trust	8%	13%
Mid Cap Stock Trust	115%	107%
Mid Cap Value Equity Trust	51%	63%
Mid Value Trust	38%	54%
Mutual Shares Trust	28%	38%
Natural Resources Trust	94%	87%
New Income Trust	77%	65%
Real Estate Securities Trust	99%	86%
Real Return Bond Trust	53%	496%
Science & Technology Trust	89%	115%
Short Term Government Income Trust	71%	88%
Small Cap Growth Trust	132%	136%
Small Cap Index Trust	13%	17%
Small Cap Opportunities Trust	25%	36%
Small Cap Value Trust	19%	20%
Small Company Growth Trust	28%	39%
Small Company Value Trust	5%	6%
Smaller Company Growth Trust	80%	89%
Strategic Equity Allocation Trust	10%	N/A
Strategic Income Opportunities Trust	44%	50%
Total Bond Market Trust B	29%	21%
Total Return Trust	144%	280%
Total Stock Market Index Trust	6%	2%
Ultra Short Term Bond Trust	196%	171%
U.S. Equity Trust	44%	35%
Utilities Trust	52%	51%
Value Trust	24%	28%

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a fund.

MANAGEMENT OF JHVIT

The business of JHVIT, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the funds or the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and the Trust’s other series and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHVIT are also officers or Directors of the Advisor, or officers or Directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). Each Trustee oversees all of the Trust’s series and other funds in the John Hancock Fund Complex, (as defined below).

The tables below present certain information regarding the Trustees and officers of JHVIT, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of JHVIT (the “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2012, the “John Hancock Fund Complex” consisted of 234 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (94 funds); JHF II (100 funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 7, 2012. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Charles L. Bardelis	Trustee	Director, Island Commuter	234

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(1941)	(since 1988)

Corp. (marine transport).

Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds (2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
William H. Cunningham (1944)	Trustee (since 2012)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(2) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

			234
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing)1997–2000) . Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234
Deborah C. Jackson (1952)	Trustee (since 2012

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(2) (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

			234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
James M. Oates (1946)	Trustee (since 2004) Chairman (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds(2) (since 2012); Trustee (2005-2006 and since 2012); and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

			234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Steven R. Pruchansky (1944)	Trustee and Vice Chairman (since 2012)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(2); Trustee and Vice Chairperson of the Board, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Gregory A Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(2) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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(1) Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

(2) “John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

Non-Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen

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			by Trustee
James R. Boyle	Trustee (since 2005)	Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock retail funds(3) (since 2012 and 2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
Craig Bromley	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234
Warren A. Thomson	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since 2001, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234

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(1)	Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
(2)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his positions with Manulife Financial Corporation (and its affiliates), the ultimate controlling parent of the Advisor.
(3)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

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Principal Officers who are not Trustees

Name (Year of Birth)	Position with JHVIT	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds(3); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott (1971)	Executive Vice President (since 2012)

Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(3) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)

Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (“CCO”) (since 2005)

Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005–2008).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice

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President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(3) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Fund II (since 2010 and 2007-2009, including prior positions).

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his prior positions as Chairman and Director of the Fund’s investment adviser, and a senior executive of MFC, the Advisor’s parent company, and prior positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.

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Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Advisor’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Advisor, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the particular circumstances of the Trust. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson as senior executives of

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MFC, the parent company, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee and an Investment Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Oates is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. The Compliance Committee met four times during the last fiscal year.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee. This Committee oversees the initiation, operation, and renewal of various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the fund, as well any significant regulatory and legistrative actions or proposals affecting or relating to the fund or its serve providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisor identify, manage and report the various risks that affect or could affect the fund. Mr. Russo serves as Chairperson of this Committee. This Committee met one time during the last fiscal year. The prior Contracts & Operations Committee met __ during the last fiscal year.

Nominating and Governance Committee (formerly, Nominating, Governance & Adminstration Committee). The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met once during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Fey and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Subcommittees. In addition, the Chairman of the Trusts serves on each Investment Sub-Committee as an ex-officio member. Each Investment Sub-Committee other than the Investment Sub-Committee that was recently formed (formerly known as Investment Committees) met five times during that fiscal year. The Investment Sub-Committee that was recently formed met one time during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by JHIMS, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. JHIMS has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’

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subadvisors, subject to oversight of JHIMS, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. JHIMS and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

JHIMS identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of JHIMS and the subadvisors. JHIMS monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from JHIMS regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, JHIMS, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which JHIMS and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the fund’s advisor on a periodic basis regarding the risks facing the fund, and making recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of JHIMS communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, JHIMS, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by JHIMS, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

JHIMS also has its own, independent interest in risk management. In this regard, JHIMS has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of JHIMS’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. JHIMS’s risk management program is part of the overall risk management program of John Hancock, JHIMS’s parent company. John Hancock’s Chief Risk Officer supports JHIMS’s risk management program, and at the Board’s request will report on risk management matters.

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Compensation

JHVIT pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000 and a fee of $15,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional retainer of $150,000. The Vice Chairman of the Board receives an additional retainer of $10,000. The Chairman of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives and additional $30,000 retainer. The Chairman of each Investment Sub-Committee receives an additional $10,000 retainer.

The following table provides information regarding the compensation paid by JHVIT and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during JHVIT’s fiscal year ended December 31, 2012.

Compensation Table (1)

TRUSTEE	TOTAL COMPENSATION FROM JHVIT	TOTAL COMPENSATION FROM JHVIT AND THE JOHN HANCOCK FUND COMPLEX(2)
Independent Trustees
Charles L. Bardelis	$207,006	$318,250
Peter S. Burgess	$230,820	$345,000
William H. Cunningham(3)	$11,391	$257,750
Grace K. Fey	$207,006	$318,250
Deborah C. Jackson(3)	$10,616	$241,750
Theron S. Hoffman	$197,391	$300,750
Hassell H. McClellan	$216,709	$333,250
James M. Oates	$284,646	$445,000
Steven R. Pruchansky(3)	$11,391	$326,250
Gregory A. Russo(3)	$13,070	$278,750
Interested Trustees
James R. Boyle	$0	$0
Craig Bromley(3)	$0	$0
Warren A. Thomson(3)	$0	$0

(1)	Compensation received for services as a Trustee for the fiscal year ended December 31, 2012. JHVIT does not have a pension or retirement plan for any of its Trustees or officers. Although JHVIT does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees that was available to Trustees of other investment companies in the John Hancock Fund Complex (the “Plan”), two of the Independent Trustees, Messrs. Cunningham and Pruchansky, participated in this Plan. Under the Plan, these Independent Trustees elected to have deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan was determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the John Hancock funds to retain the services of any Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $ 288,313 and for Mr. Pruchansky was $ 433,348 under the Plan.

(2)	There were approximately 234 series in the John Hancock Fund Complex as of December 31, 2012.

(3)	Messrs. Bromley, Cunningham, Pruchansky, Russo, and Thomson, and Ms. Jackson began service as Trustees of JHVIT as of December 1, 2012.

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Trustee Ownership of Funds

The table below lists the amount of securities of each JHVIT fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, beneficially owned by each Trustee as of December 31, 2012 (excluding those funds that had not yet commenced operations as of December 31, 2012). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A — $0

B — $1 up to and including $10,000

C — $10,001 up to and including $50,000

D — $50,001 up to and including $100,000

E — $100,001 or more

FUNDS*	Lifestyle Aggressive Trust	Lifestyle Balanced Trust	Lifestyle Growth Trust	All Cap Core Trust
Independent Trustees
Charles L. Bardelis	A	A	B	A
Peter S. Burgess	E	A	D	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	D	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	A	A	A	A
Hassell H. McClellan	C	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	C	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	C	A	E	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	E	A

FUNDS*	Bond Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Equity Trust
Independent Trustees
Charles L. Bardelis	A	B	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	A	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	B	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Financial Services Trust	Global Trust	Global Diversification Trust
Independent Trustees
Charles L. Bardelis	A	A	A
Peter S. Burgess	A	A	A

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William H. Cunningham	A	A	A
Grace K. Fey	A	A	A
Deborah C. Jackson	A	A	A
Theron S. Hoffman	A	C	A
Hassell H. McClellan	C	A	A
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	A
Gregory A. Russo	A	A	A
Independent Trustees
James R. Boyle	A	A	A
Craig Bromley	A	A	A
Warren A. Thomson	A	A	A
FUNDS*	American Growth Trust	American Growth- Income Trust	Health Sciences Trust	International Equity Index Trust B
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	D	E	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	C
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Mid Cap Stock Trust	Mutual Shares Trust	Natural Resources Trust	Real Estate Securities Trust
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	D	A	A
Hassell H. McClellan	A	A	C	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Small Company Value Trust	Value Trust	Entire Complex
Independent Trustees
Charles L. Bardelis	A	A	E
Peter S. Burgess	A	A	E
William H. Cunningham	A	A	E
Grace K. Fey	A	A	E
Deborah C. Jackson	A	A	E

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Theron S. Hoffman	A	C	E
Hassell H. McClellan	C	A	E
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	E
Gregory A. Russo	A	A	E
Independent Trustees
James R. Boyle	A	A	E
Craig Bromley	A	A	D
Warren A. Thomson	A	A	E

*	Only funds owned by a Trustee are listed.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

Each fund has entered into an investment management contract (the “Advisory Agreement”) with the Advisor. Pursuant to the Advisory Agreement, the Advisor provides supervision over all aspects of each fund’s operations, except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Advisor selects, contracts with, and compensates subadvisors to manage the investment and reinvestment of the assets of the funds. The Advisor monitors the compliance of such subadvisors with the investment objectives and related policies of the respective funds and reviews the performance of such subadvisors and reports periodically on such performance to the Trustees. The Advisor may elect directly to manage the investment and reinvestment of the assets of any of the funds, subject to the approval of the Trustees. In directly managing the assets, the Advisor will have the same responsibilities as those described below with respect to a subadvisor under a subadvisory agreement.

JHVIT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Advisor Compensation. As compensation for its services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each as described in the Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund’s annual expenses fall below this limit. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

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For the fiscal year ended December 31, 2012 the Adviser recaptured expenses from the funds as follows:

Funds	Expense Waivers and Reimbursements Recaptured in 2012
JHVIT Core Fundamental Holdings	$29,839
JHVIT Core Global Diversification	$10,863
JHVIT Lifestyle Growth PS Series	$38,658
JHVIT Lifestyle Balanced PS Series	$43,674
JHVIT Lifestyle Moderate PS Series	$3,909
JHVIT Bond PS Series	$39,164

For the fiscal years ended December 31, 2012, 2011 and 2010, the aggregate investment advisory fees paid by JHVIT under the fee schedule then in effect including fees paid for funds that were subsequently liquidated or merged, without regard to expense limitations, were $390,746,252, $352,394,099 and $334,146,629, respectively, allocated among the funds as follows:

Fund	2012	2011	2010
500 Index Trust B
Gross Fee	$5,223,345	$4,073,265	$3,781,634
Waivers	($2,651,509)	($2,090,842)	($1,936,622)
Net Fee	$2,571,836	$1,982,423	$1,845,012
Active Bond Trust
Gross Fee	$7,573,633	$7,889,065	$8,889,953
Waivers	($42,387)	($39,946)	($23,194)
Net Fee	$7,531,246	$7,849,119	$8,866,759
All Cap Core Trust
Gross Fee	$2,798,403	$2,872,600	$2,799,837
Waivers	($12,102)	($11,249)	($5,739)
Net Fee	$2,786,301	$2,861,351	$2,794,098
All Cap Value Trust
Gross Fee	$3,835,305	$3,258,266	$1,538,100
Waivers	($16,662)	($12,889)	($3,343)
Net Fee	$3,818,643	$3,245,377	$1,534,757
Alpha Opportunities Trust
Gross Fee	$8,875,159	$8,819,219	$7,197,650
Waivers	($30,773)	($27,639)	($12,008)
Net Fee	$8,844,386	$8,791,580	$7,185,642
Blue Chip Growth Trust
Gross Fee	$13,983,657	$13,971,480	$12,979,309
Waivers	($598,967)	($588,193)	($519,661)
Net Fee	$13,384,690	$13,383,287	$12,459,648
Bond PS Series
Gross Fee	$1,006,937	$208,260	$0
Waivers	$33,305	($40,330)	$0
Net Fee	$1,040,242	$167,930	$0
Bond Trust
Gross Fee	$41,491,594	$31,179,015	$19,752,951
Waivers	($243,538)	($165,851)	($55,907)
Net Fee	$41,248,056	$31,013,164	$19,697,044
Capital Appreciation Trust
Gross Fee	$7,563,940	$7,726,467	$7,346,811
Waivers	($36,196)	($33,429)	($16,627)
Net Fee	$7,527,744	$7,693,039	$7,330,184

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Fund	2012	2011	2010
Capital Appreciation Value Trust
Gross Fee	$2,692,238	$2,813,994	$3,050,806
Waivers	($121,347)	($129,055)	($143,664)
Net Fee	$2,570,891	$2,684,939	$2,907,142
Core Allocation Plus Trust
Gross Fee	$1,835,052	$2,322,095	$2,006,923
Waivers	($6,869)	($7,732)	($3,507)
Net Fee	$1,828,183	$2,314,363	$2,003,416
Core Bond Trust
Gross Fee	$10,236,148	$10,364,904	$8,750,131
Waivers	($58,593)	($53,726)	($24,020)
Net Fee	$10,177,555	$10,311,178	$8,726,111
Core Fundamental Holdings Trust
Gross Fee	$157,635	$137,562	$88,890
Waivers	$21,736	$14,615	($34,968)
Net Fee	$179,371	$152,177	$53,922
Core Global Diversification Trust
Gross Fee	$163,887	$159,934	$104,975
Waivers	$10,683	$27,364	($35,294)
Net Fee	$174,570	$187,289	$69,681
Core Strategy Trust
Gross Fee	$338,554	$335,082	$304,181
Waivers	$0	($129,763)	($304,181)
Net Fee	$338,554	$205,319	$0
Currency Strategies Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Disciplined Diversification Trust
Gross Fee	$1,846,224	$2,573,652	$2,157,614
Waivers	($8,471)	($10,754)	($156,717)
Net Fee	$1,837,753	$2,562,898	$2,000,897
Emerging Markets Value Trust
Gross Fee	$9,829,071	$9,734,600	$9,912,527
Waivers	($34,671)	($31,062)	($16,591)
Net Fee	$9,794,400	$9,703,538	$9,895,936
Equity-Income Trust
Gross Fee	$15,893,606	$15,793,630	$14,984,507
Waivers	($681,498)	($666,189)	($601,332)
Net Fee	$15,212,108	$15,127,441	$14,383,175
Financial Services Trust
Gross Fee	$1,105,331	$1,299,245	$1,221,939
Waivers	($4,743)	($4,809)	($2,414)
Net Fee	$1,100,588	$1,294,436	$1,219,525
Franklin Templeton Founding Allocation Trust
Gross Fee	$542,217	$578,024	$593,256
Waivers	$0	$0	($208,325)
Net Fee	$542,217	$578,024	$384,931
Fundamental All Cap Core Trust
Gross Fee	$8,660,997	$8,913,747	$8,708,922
Waivers	($43,151)	($40,017)	($20,573)
Net Fee	$8,617,846	$8,873,730	$8,688,349
Fundamental Holdings Trust
Gross Fee	$456,545	$482,861	$484,502
Waivers	$0	$0	($160,717)
Net Fee	$456,545	$482,861	$323,785

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Fund	2012	2011	2010
Fundamental Large Cap Value Trust
Gross Fee	$3,139,896	$1,776,228	$1,673,882
Waivers	($15,698)	($7,924)	($3,757)
Net Fee	$3,124,198	$1,768,304	$1,670,125
Fundamental Value Trust
Gross Fee	$11,898,223	$12,629,856	$13,266,845
Waivers	($53,028)	($50,467)	($27,727)
Net Fee	$11,845,195	$12,579,389	$13,239,118
Global Bond Trust
Gross Fee	$6,805,707	$6,978,006	$6,823,168
Waivers	($32,611)	($30,303)	($15,492)
Net Fee	$6,773,096	$6,947,703	$6,807,676
Global Diversification Trust
Gross Fee	$325,971	$354,746	$361,554
Waivers	$0	$0	($119,832)
Net Fee	$325,971	$354,746	$241,722
Global Trust
Gross Fee	$4,860,636	$5,248,889	$5,384,785
Waivers	($142,288)	($146,404)	($107,429)
Net Fee	$4,718,348	$5,102,485	$5,277,356
Growth Equity Trust
Gross Fee	$3,337,968	$3,420,276	$3,792,523
Waivers	($15,186)	($13,863)	($7,951)
Net Fee	$3,322,782	$3,406,413	$3,784,572
Health Sciences Trust
Gross Fee	$1,864,646	$1,597,713	$1,389,351
Waivers	($102,246)	($86,966)	($72,192)
Net Fee	$1,762,400	$1,510,747	$1,317,159
Heritage Trust
Gross Fee	$1,151,761	$1,173,566	$1,167,116
Waivers	($4,553)	($4,195)	($2,170)
Net Fee	$1,147,208	$1,169,371	$1,164,946
High Yield Trust
Gross Fee	$1,705,299	$1,672,770	$7,011,967
Waivers	($8,550)	($7,548)	($15,742)
Net Fee	$1,696,749	$1,665,222	$6,996,225
Income Trust
Gross Fee	$3,277,716	$3,532,096	$3,649,169
Waivers	($13,773)	($13,379)	($7,191)
Net Fee	$3,263,943	$3,518,717	$3,641,978
International Core Trust
Gross Fee	$6,005,827	$6,767,381	$7,124,124
Waivers	($22,780)	($23,090)	($12,832)
Net Fee	$5,983,047	$6,744,291	$7,111,292
International Equity Index Trust B
Gross Fee	$1,821,940	$1,744,492	$1,785,134
Waivers	($836,222)	($777,219)	($776,063)
Net Fee	$985,718	$967,273	$1,009,071
International Growth Stock Trust
Gross Fee	$2,453,099	$1,560,715	$304,619
Waivers	($10,000)	($5,803)	($740)
Net Fee	$2,443,099	$1,554,912	$303,879

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Fund	2012	2011	2010
International Small Company Trust
Gross Fee	$937,773	$1,142,640	$1,285,106
Waivers	($141,763)	($143,592)	($2,082)
Net Fee	$796,010	$999,048	$1,283,024
International Value Trust
Gross Fee	$8,057,177	$8,272,123	$7,579,884
Waivers	($432,171)	($434,088)	($83,418)
Net Fee	$7,625,006	$7,838,035	$7,496,466
Investment Quality Bond Trust
Gross Fee	$2,258,107	$2,211,592	$2,336,579
Waivers	($13,056)	($11,605)	($6,260)
Net Fee	$2,245,051	$2,199,987	$2,330,319
Lifecycle 2010 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2015 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2020 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2025 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2030 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2035 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2040 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2045 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2050 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifestyle Aggressive Trust
Gross Fee	$172,998	$179,711	$168,774
Waivers	$0	$0	$0
Net Fee	$172,998	$179,711	$168,774
Lifestyle Balanced PS Series
Gross Fee	$62,547	$7,607	$0
Waivers	$43,674	($7,607)	$0
Net Fee	$106,221	$0	$0

75

Fund	2012	2011	2010
Lifestyle Balanced Trust
Gross Fee	$4,938,507	$5,136,054	$5,030,904
Waivers	$0	$0	$0
Net Fee	$4,938,507	$5,136,054	$5,030,904
Lifestyle Conservative PS Series
Gross Fee	$22,359	$3,497	$0
Waivers	($21,032)	($3,497)	$0
Net Fee	$1,327	$0	$0
Lifestyle Conservative Trust
Gross Fee	$1,175,283	$1,128,534	$1,142,974
Waivers	$0	$0	$0
Net Fee	$1,175,283	$1,128,534	$1,142,974
Lifestyle Growth PS Series
Gross Fee	$69,423	$10,750	$0
Waivers	$38,658	($10,750)	$0
Net Fee	$108,081	$0	$0
Lifestyle Growth Trust
Gross Fee	$5,755,080	$5,778,938	$5,460,749
Waivers	$0	$0	$0
Net Fee	$5,755,080	$5,778,938	$5,460,749
Lifestyle Moderate PS Series
Gross Fee	$30,803	$4,220	$0
Waivers	($7,768)	($4,220)	$0
Net Fee	$23,035	$0	$0
Lifestyle Moderate Trust
Gross Fee	$1,470,705	$1,479,657	$1,405,662
Waivers	$0	$0	$0
Net Fee	$1,470,705	$1,479,657	$1,405,662
Mid Cap Index Trust
Gross Fee	$3,664,945	$5,622,762	$5,151,475
Waivers	($365,367)	($36,497)	($17,586)
Net Fee	$3,299,578	$5,586,265	$5,133,889
Mid Cap Stock Trust
Gross Fee	$6,250,077	$6,694,493	$6,407,278
Waivers	($25,197)	($24,289)	($12,227)
Net Fee	$6,224,880	$6,670,204	$6,395,051
Mid Cap Value Equity Trust
Gross Fee	$1,174,413	$1,191,935	$1,179,077
Waivers	($4,515)	($4,151)	($2,160)
Net Fee	$1,169,898	$1,187,784	$1,176,917
Mid Value Trust
Gross Fee	$7,222,512	$7,438,247	$7,175,524
Waivers	($372,111)	($377,924)	($346,850)
Net Fee	$6,850,401	$7,060,323	$6,828,674
Money Market Trust
Gross Fee	$16,186,744	$17,981,421	$20,345,165
Waivers	($6,911,021)	($12,204,653)	($8,998,298)
Net Fee	$9,275,723	$5,776,768	$11,346,867
Money Market Trust B
Gross Fee	$2,743,008	$2,928,619	$3,185,127
Waivers	($1,385,036)	($1,991,757)	($1,662,826)
Net Fee	$1,357,972	$936,862	$1,522,301
Mutual Shares Trust
Gross Fee	$5,904,880	$6,079,860	$5,780,805
Waivers	($83,310)	($19,241)	($9,598)
Net Fee	$5,821,570	$6,060,619	$5,771,207

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Fund	2012	2011	2010

Natural Resources Trust
Gross Fee	$1,952,818	$2,641,782	$2,559,928
Waivers	($15,676)	($7,991)	($4,084)
Net Fee	$1,937,142	$2,633,791	$2,555,844
New Income Trust
Gross Fee	$17,432,063	$17,722,574	$15,847,463
Waivers	($513,715)	($509,427)	($461,780)
Net Fee	$16,918,348	$17,213,147	$15,385,683
Real Estate Securities Trust
Gross Fee	$2,842,722	$2,802,159	$2,586,449
Waivers	($13,607)	($12,202)	($5,915)
Net Fee	$2,829,115	$2,789,957	$2,580,534
Real Return Bond Trust
Gross Fee	$931,145	$888,131	$1,058,056
Waivers	($4,450)	($3,862)	($2,373)
Net Fee	$926,695	$884,269	$1,055,683
Science & Technology Trust
Gross Fee	$3,892,798	$4,462,531	$4,061,104
Waivers	($112,977)	($129,385)	($108,721)
Net Fee	$3,779,821	$4,333,146	$3,952,383
Short Term Government Income Trust
Gross Fee	$3,140,137	$3,227,468	$2,630,593
Waivers	($18,918)	($17,594)	($7,652)
Net Fee	$3,121,219	$3,209,874	$2,622,941
Small Cap Growth Trust
Gross Fee	$4,304,951	$4,516,234	$3,917,962
Waivers	($13,698)	($12,986)	($5,901)
Net Fee	$4,291,253	$4,503,248	$3,912,061
Small Cap Index Trust
Gross Fee	$2,083,696	$3,511,321	$3,400,159
Waivers	($101,602)	($22,410)	($11,433)
Net Fee	$1,982,094	$3,488,911	$3,388,726
Small Cap Opportunities Trust
Gross Fee	$1,575,111	$1,716,456	$1,628,014
Waivers	($139,219)	($151,340)	($136,457)
Net Fee	$1,435,892	$1,565,116	$1,491,557
Small Cap Value Trust
Gross Fee	$6,461,566	$6,137,372	$5,314,202
Waivers	($20,759)	($17,829)	($8,062)
Net Fee	$6,440,807	$6,119,543	$5,306,140
Small Company Growth Trust
Gross Fee	$1,045,774	$1,064,057	$1,082,462
Waivers	($3,514)	($3,230)	($1,663)
Net Fee	$1,042,260	$1,060,827	$1,080,799
Small Company Value Trust
Gross Fee	$3,833,367	$4,063,618	$4,085,254
Waivers	($209,374)	($218,507)	($209,649)
Net Fee	$3,623,993	$3,845,111	$3,875,605
Smaller Company Growth Trust
Gross Fee	$2,310,105	$2,505,715	$2,474,399
Waivers	($321,627)	($295,343)	($285,861)
Net Fee	$1,988,478	$2,210,372	$2,188,538
Strategic Equity Allocation Trust
Gross Fee	$34,430,382	N/A	N/A
Waivers	($9,609,446)	N/A	N/A
Net Fee	$24,820,936	N/A	N/A

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Fund	2012	2011	2010
Strategic Income Opportunities Trust
Gross Fee	$2,934,800	$2,871,699	$2,872,239
Waivers	($14,988)	($13,278)	($6,635)
Net Fee	$2,919,812	$2,858,421	$2,865,604
Total Bond Market Trust B
Gross Fee	$1,065,819	$763,334	$780,383
Waivers	($599,877)	($450,491)	($440,836)
Net Fee	$465,942	$312,843	$339,547
Total Return Trust
Gross Fee	$23,712,601	$24,234,751	$24,024,599
Waivers	($117,069)	($108,425)	($56,189)
Net Fee	$23,595,532	$24,126,326	$23,968,410

Total Stock Market Index Trust
Gross Fee	$1,945,480	$1,861,515	$1,741,238
Waivers	($6,332)	($11,612)	($5,705)
Net Fee	$1,939,148	$1,849,903	$1,735,533
Ultra Short Term Bond Trust
Gross Fee	$706,507	$518,344	$120,929
Waivers	($4,304)	($25,694)	($29,029)
Net Fee	$702,203	$492,650	$91,900
U.S. Equity Trust
Gross Fee	$6,773,997	$6,089,419	$6,728,753
Waivers	($29,970)	($24,435)	($13,885)
Net Fee	$6,744,027	$6,064,984	$6,714,868
Utilities Trust
Gross Fee	$1,604,309	$1,565,879	$1,341,647
Waivers	($6,528)	($5,807)	($2,594)
Net Fee	$1,597,781	$1,560,072	$1,339,053
Value Trust
Gross Fee	$2,910,596	$1,973,374	$1,866,058
Waivers	($13,200)	($8,125)	($4,040)
Net Fee	$2,897,396	$1,965,249	$1,862,018

Administrative Service Agreement

Pursuant to a Service Agreement dated June 27, 2008, the Advisor provides JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of CCO. For the three years ended December 31, 2012, 2011 and 2010, the funds paid JHIMS the following amounts under the Service Agreement.

Fund	2012	2011	2010
500 Index Trust B	$145,053	$118,182	$116,049
Active Bond Trust	$165,424	$179,532	$209,058
All Cap Core Trust	$47,204	$50,388	$51,437
All Cap Value Trust	$65,101	$57,164	$28,481
Alpha Opportunities Trust	$119,846	$123,553	$106,220
Blue Chip Growth Trust	$234,353	$243,165	$235,234
Bond PS Series	$22,860	$5,020	N/A
Bond Trust	$953,519	$740,473	$493,416
Capital Appreciation Trust	$141,014	$149,636	$148,823
Capital Appreciation Value Trust	$42,981	$45,191	$47,006
Core Allocation Plus Trust	$26,418	$34,549	$31,400
Core Bond Trust	$228,602	$240,503	$214,454
Core Fundamental Holdings Trust	$41,135	$37,472	$25,789
Core Global Diversification Trust	$41,455	$43,517	$30,540
Core Strategy Trust	$94,346	$96,957	$91,023

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Fund	2012	2011	2010
Currency Strategies Trust	N/A	N/A	N/A
Disciplined Diversification Trust	$32,968	$48,073	$42,162
Emerging Markets Value Trust	$134,968	$138,685	$149,302
Equity-Income Trust	$266,145	$269,992	$270,013
Financial Services Trust	$18,475	$21,569	$21,504
Franklin Templeton Founding Allocation Trust	$161,195	$179,135	$194,019
Fundamental All Cap Core Trust	$167,748	$179,307	$184,235
Fundamental Holdings Trust	$140,322	$154,711	$163,090
Fundamental Large Cap Value Trust	$61,500	$35,401	$34,202
Fundamental Value Trust	$206,632	$226,407	$249,225
Global Bond Trust	$127,176	$135,603	$139,287
Global Diversification Trust	$100,131	$113,490	$121,748
Global Trust	$78,498	$87,721	$94,507
Growth Equity Trust	$59,189	$61,809	$71,925
Health Sciences Trust	$23,398	$20,730	$18,933
Heritage Trust	$17,741	$18,653	$19,489
High Yield Trust	$33,219	$33,722	$147,394
Income Trust	$53,692	$59,615	$64,718
International Core Trust	$88,693	$103,545	$115,016
International Equity Index Trust B	$43,657	$43,690	$47,648
International Growth Stock Trust	$38,662	$25,434	$5,849
International Small Company Trust	$12,948	$16,314	$16,613
International Value Trust	$131,748	$140,175	$134,597
Investment Quality Bond Trust	$51,040	$52,069	$56,641
Lifecycle 2010 Trust	N/A	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A	N/A
Lifestyle Aggressive Trust	$55,135	$59,311	$58,643
Lifestyle Balanced PS Series	$16,053	$2,137	N/A
Lifestyle Balanced Trust	$1,573,434	$1,699,196	$1,740,363
Lifestyle Conservative PS Series	$5,763	$871	N/A
Lifestyle Conservative Trust	$366,821	$381,334	$397,194
Lifestyle Growth PS Series	$17,911	$3,026	N/A
Lifestyle Growth Trust	$1,830,328	$1,910,893	$1,894,153
Lifestyle Moderate PS Series	$7,904	$1,189	N/A
Lifestyle Moderate Trust	$468,445	$489,984	$487,826
Mid Cap Index Trust	$102,928	$163,429	$156,951
Mid Cap Stock Trust	$97,983	$108,991	$109,654
Mid Cap Value Equity Trust	$17,602	$18,489	$19,386
Mid Value Trust	$99,172	$106,033	$107,509
Money Market Trust	$428,284	$519,530	$609,399
Money Market Trust B	$72,343	$80,531	$90,338
Mutual Shares Trust	$81,455	$86,065	$86,196
Natural Resources Trust	$27,053	$35,918	$36,555
New Income Trust	$373,094	$392,017	$355,049
Real Estate Securities Trust	$53,159	$54,412	$52,320
Real Return Bond Trust	$17,405	$17,313	$18,775
Science & Technology Trust	$48,697	$57,705	$55,336
Short Term Government Income Trust	$73,867	$78,755	$67,806
Small Cap Growth Trust	$53,315	$58,074	$52,890

79

Fund	2012	2011	2010
Small Cap Index Trust	$58,037	$100,436	$102,418
Small Cap Opportunities Trust	$20,641	$23,305	$23,271
Small Cap Value Trust	$80,837	$79,777	$71,965
Small Company Growth Trust	$13,682	$14,384	$14,938
Small Company Value Trust	$48,535	$53,542	$56,602
Smaller Company Growth Trust	$28,321	$31,965	$30,995
Strategic Equity Allocation Trust	$679,582	N/A	N/A
Strategic Income Opportunities Trust	$58,443	$58,910	$61,998
Total Bond Market Trust B	$29,022	$22,097	$23,709
Total Return Trust	$456,846	$485,860	$506,407
Total Stock Market Index Trust	$52,325	$52,007	$51,081
U.S. Equity Trust	$117,301	$108,909	$125,947
Ultra Short Term Bond Trust	$16,762	$12,955	$3,338
Utilities Trust	$25,497	$25,851	$23,326
Value Trust	$52,174	$36,388	$36,166

Subadvisory Agreements

Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited (“WAMCL”) and the QS Investors Subadvisory Consulting Agreement, the subadvisor manages the investment and reinvestment of the assets of the assigned funds (or portion thereof), subject to the supervision of the Board and the Advisor. (In the case of the WAMCL sub-subadvisory agreement, the activities of the sub-subadvisor also are subject to the supervision of Western Asset Management Company.)

The subadvisor formulates a continuous investment program for each such fund consistent with its investment objective and policies outlined in the Prospectus. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. (In the case of the QS Investors Subadvisory Consulting Agreement for the Lifestyle and Lifecycle Trusts, QS Investors does not purchase and sell securities but rather provides information and services to the Advisor to assist the Advisor in this process, as noted below). Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds. Prior to January 1, 2010, QS Investors had provided these services to John Hancock Asset Management (North America). Additional information about the funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix IV to this SAI.

Subadvisory Fees. As compensation for their services, the subadvisors receive fees from the Advisor computed separately for each fund. In respect of the sub-subadvisory agreements, the fees are paid by the subadvisor to the entity providing the subadvisory services as described below.

QS Investors Subadvisory Consulting Agreement for the Lifestyle and Lifecycle Trusts. The Prospectus refers to a subadvisory consulting agreement between the Advisor and QS Investors for the provision of subadvisory services to the Advisor in regards to the Lifestyle and Lifecycle Trusts. The Lifestyle and Lifecycle Trusts do not incur any expenses in connection with QS Investors’ services other than the advisory fee.

The information and services QS Investors provides to the Advisor pursuant to the Subadvisory Agreement for these funds are as follows:

QS Investors will provide the Advisor the following information and services, as may be requested by the Advisor from time to time:

–	calculate the probability that the subadvisors to the non-Lifestyle and Lifecycle Trusts outperform their performance benchmarks;

–	perform statistical performance analysis of historical manager returns for managers that the Advisor would like to include in its potential line up on a quarterly basis;

–	using its proprietary optimization technology, QS Investors will seek to optimize the Lifestyle and Lifecycle Trusts’ investments consistent with the performance objective specified by the subadvisor (i.e. the probability of out-performing a benchmark,

80

minimum shortfall relative to the benchmark, and specification of the benchmark for each fund, and any constraints that the Advisor may specify on allocations to non-funds) on an annual basis; and

–	consult with the Advisor to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle and Lifecycle Trusts provided that QS Investors is given information on the performance of these funds and the actual allocations implemented.

WAMCL Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL, which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of High Yield Trust. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. JHVIT does not incur any expenses in connection with WAMCL’s services other than the advisory fee.

Franklin Mutual Expense Provision. Franklin Mutual Advisers, LLC (“Franklin Mutual”) may incur certain Expenses (as defined below) on behalf of the Mutual Shares Trust for which the Mutual Shares Trust and not Franklin Mutual will be responsible. In pursuing certain alternative investments, such as those in distressed debt and bankruptcy claims, private transactions and restructuring deals, Franklin Mutual will incur research, due diligence and other expenses. Franklin Mutual will bear all such expenses incurred prior to making an investment decision and Mutual Shares Trust will bear the Expenses incurred after an investment decision is made. “Expenses” shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses as part of the cost of acquisition of certain investment opportunities for the Mutual Shares Trust; and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Mutual Shares Trust.

Franklin Mutual may incur similar expenses for other funds that it manages. Mutual Shares Trust shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment.

Dimensional Fund Advisors

In the case of Disciplined Diversification Trust, the Advisor has entered into an agreement with Dimensional Fund Advisors (“DFA”) in which DFA agrees that if DFA or one of its affiliates advises, underwrites or distributes any commission-paid, broker-sold, open-end U.S. registered investment company offering Class A, B or C shares or any closed-end U.S. registered investment company that is classified in the Morningstar Moderate Allocation category, and that has an investment objective and policies substantially similar to those of the Disciplined Diversification Trust, then the Advisor will be offered a similar opportunity to reach terms with DFA to manage and distribute a similar fund. (This provision does not apply to activities and services through DFA Financial Advisors business and in particular funds DFA advises for American International Group, Inc., Genworth Financial and AEGON, and their respective subsidiaries.)

Affiliated Subadvisors – Potential Conflicts of Interest.

The Advisor and the following subadvisors are controlled by MFC and are affiliated: John Hancock Asset Management (North America), Declaration Management & Research LLC and John Hancock Asset Management (collectively, “Affiliated Subadvisors”).

Advisory arrangements involving Affiliated Subadvisors may present certain potential conflicts of interest. For each fund subadvised by an Affiliated Subadvisor, MFC will benefit not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of JHVIT’s funds of funds (the “Funds of Funds”) to other funds (“Underlying Funds”) having Affiliated Subadvisors.

In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by Affiliated Subadvisors, including allocation decisions with respect to Fund-of-Funds assets. For example, Affiliated Subadvisors, by selecting more conservative investments, or by making more conservative allocations of Fund-of-Funds assets by increasing the percentage allocation to Underlying Funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy in order to support their guarantees under variable annuity and insurance contracts which they issue. In all cases, however, the Advisor in recommending to the Board the appointment or continued service of Affiliated Subadvisors and the Affiliated Subadvisors in selecting investments and allocating

81

Fund-of-Funds assets have a fiduciary duty to act in the best interests of the funds and their shareholders. Moreover, JHVIT’s “manager of managers” exemptive order from the SEC provides that JHVIT obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Additional Information Applicable to Subadvisory Agreements

Term of Each Subadvisory Agreement. Each subadvisory agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHVIT.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any subadvisory agreement, the party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Agreements. A subadvisory agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the agreement, and also to the relevant fund. The following parties may terminate a subadvisory agreement:

–	the Board;

–	with respect to any fund, a majority of the outstanding voting securities of such fund;

–	the Advisor; and

–	the respective subadvisor.

A subadvisory agreement will automatically terminate in the event of its assignment.

Amendments to the Agreements. A subadvisory agreement may be amended by the parties to the agreement, provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable fund, the Advisor or the subadvisor.

The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHVIT.

As noted under “Subadvisory Arrangements and Management Biographies” in the Prospectus, an SEC order permits the Advisor to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Amount of Subadvisory Fees Paid. For the years ended December 31, 2012, 2011 and 2010, the Advisor paid aggregate subadvisory fees of $122,679,605, $130,780,214 and $125,068,245, respectively, allocated among the funds as follows:

Fund	2012	2011	2010
500 Index Trust B	$162,464	$137,462	$131,123
Active Bond Trust	$1,884,148	$1,972,266	$2,222,488
All Cap Core Trust	$1,177,686	$1,205,130	$1,179,356
All Cap Value Trust	$1,594,873	$1,364,919	$669,695

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Fund	2012	2011	2010
Alpha Opportunities Trust	$4,757,450	$4,721,901	$3,884,344
Blue Chip Growth Trust	$5,391,295	$5,922,726	$5,584,957
Bond PS Series	$207,067	$47,196.06	$0
Bond Trust	$8,542,665	$6,685,872	$4,580,050
Capital Appreciation Trust	$2,722,731	$2,774,787	$2,665,205
Capital Appreciation Value Trust	$1,103,945	$1,319,841	$1,568,026
Core Allocation Plus Trust	$932,567	$1,180,081	$1,019,912
Core Bond Trust	$2,374,075	$2,406,726	$2,061,633
Core Fundamental Holdings Trust	$45,714	$39,893	$11,556
Core Global Diversification Trust	$45,989	$46,381	$13,647
Core Strategy Trust	$104,601	$103,342	$41,304
Currency Strategies Trust	$0	$0	$0
Disciplined Diversification Trust	$723,651	$983,447	$834,862
Emerging Markets Value Trust	$5,180,754	$5,130,977	$5,226,995
Equity-Income Trust	$6,135,843	$6,707,736	$6,471,162
Financial Services Trust	$470,784	$581,358	$548,661
Franklin Templeton Founding Allocation Trust	$49,222	$52,802	$0
Fundamental All Cap Core Trust	$2,886,999	$2,971,249	$2,902,974
Fundamental Holdings Trust	$155,369	$164,967	$74,213
Fundamental Large Cap Value Trust	$1,009,661	$615,310	$587,508
Fundamental Value Trust	$4,806,479	$5,135,790	$5,395,029
Global Bond Trust	$2,430,610	$2,492,145	$2,436,846
Global Diversification Trust	$110,933	$121,207	$55,381
Global Trust	$2,040,771	$2,266,348	$2,313,443
Growth Equity Trust	$1,303,622	$1,368,111	$1,517,009
Health Sciences Trust	$963,195	$912,979	$793,915
Heritage Trust	$542,005	$552,222	$554,941
High Yield Trust	$560,617	$551,293	$2,241,506
Income Trust	$1,434,001	$1,545,292	$1,608,283
International Core Trust	$2,953,285	$3,316,713	$3,508,297
International Equity Index Trust B	$291,991	$280,301	$286,435
International Growth Stock Trust	$1,097,781	$714,381	$141,665
International Small Company Trust	$355,141	$601,390	$682,417
International Value Trust	$3,126,750	$3,619,054	$3,286,281
Investment Quality Bond Trust	$502,302	$495,891	$546,607
Lifecycle 2010 Trust	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0
Lifestyle Aggressive Trust	$82,073	$85,229	$47,092
Lifestyle Balanced PS Series	$24,392	$2,966.74	$0
Lifestyle Balanced Trust	$2,342,958	$2,435,717	$1,403,711
Lifestyle Conservative PS Series	$8,720	[1363.7]	$0
Lifestyle Conservative Trust	$557,602	$535,157	$318,914
Lifestyle Growth PS Series	$27,073	4192.47	$0
Lifestyle Growth Trust	$2,730,224	$2,740,629	$1,523,656
Lifestyle Moderate PS Series	$12,013	1645.63	$0
Lifestyle Moderate Trust	$697,754	$701,695	$392,207
Mid Cap Index Trust	$191,379	$214,015	$200,045
Mid Cap Stock Trust	$2,882,846	$3,086,408	$2,957,551

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Fund	2012	2011	2010
Mid Cap Value Equity Trust	$569,753	$575,987	$569,185
Mid Value Trust	$3,468,734	$3,929,879	$3,792,256
Money Market Trust	$832,415	$908,784	$1,009,369
Money Market Trust B	$260,341	$268,239	$279,154
Mutual Shares Trust	$3,044,279	$3,228,647	$3,071,053
Natural Resources Trust	$1,063,631	$1,447,759	$1,408,040
New Income Trust	$4,183,680	$4,674,393	$4,781,645
Real Estate Securities Trust	$1,015,258	$1,000,771	$923,732
Real Return Bond Trust	$332,552	$317,084	$365,829
Science & Technology Trust	$2,124,015	$2,550,041	$2,320,631
Short Term Government Income Trust	$601,957	$619,890	$510,549
Small Cap Growth Trust	$2,475,684	$2,595,925	$2,254,291
Small Cap Index Trust	$136,898	$184,727	$180,558
Small Cap Opportunities Trust	$732,404	$797,898	$761,555
Small Cap Value Trust	$3,681,882	$3,499,421	$3,049,609
Small Company Growth Trust	$575,176	$585,232	$613,128
Small Company Value Trust	$1,970,515	$2,291,387	$2,302,792
Smaller Company Growth Trust	$1,023,985	$1,158,543	$1,144,422
Strategic Equity Allocation Trust	$1,063,333	N/A	N/A
Strategic Income Opportunities Trust	$920,961	$914,823	$974,560
Total Bond Market Trust B	$43,352	$30,042	$33,208
Total Return Trust	$8,001,983	$8,178,887	$8,111,674
Total Stock Market Index Trust	$145,030	$139,782	$132,265
Ultra Short Term Bond Trust	$128,456	$94,244	$21,987
U.S. Equity Trust	$2,719,488	$2,472,550	$2,747,989
Utilities Trust	$729,232	$711,763	$609,840
Value Trust	$1,098,539	$767,102	$727,423

OTHER SERVICES

Proxy Voting Policies

The funds’ proxy voting policies and procedures delegate to the subadvisor of each fund the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadvisor’s proxy voting policies and procedures. A subadvisor has a duty to vote such proxies in the best interests of the fund and its shareholders. Complete descriptions of JHVIT’s Procedures and the proxy voting procedures of each of the fund subadvisors are set forth in Appendix IV to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when the subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadvisor becomes aware of a material conflict of interest, JHVIT’s Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisors’ proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

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(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although subadvisors have a duty to vote all proxies on behalf of the funds they subadvise, it is possible that a subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge: (1) upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR; RULE 12B-1 PLANS

John Hancock Distributors, LLC (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210, is the principal underwriter of JHVIT and distributes shares of JHVIT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHVIT.

The Board has approved Plans (the “Plans”) under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Series I shares, Series II shares and, in the case of certain funds, Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each fund subject to a Plan.

Series I and Series II shares of each fund and Series III shares of certain funds are subject to Rule 12b-1 fees, as described in the Prospectus.

A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).

Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHVIT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in FINRA Conduct Rule 2830(d)(5).

Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

–	for any expenses relating to the distribution of the shares of the class,

–	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

–	for the payment of “service fees” that come within FINRA Conduct Rule 2830(d)(5).

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and Distributor. However, payments may be made to non-affiliated insurance companies in the future.

The Plans authorize any payments in addition to fees described above made by a fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

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The Plans may not be amended to increase materially the amount to be spent by a fund without such shareholder approval as is required by Rule 12b-1. All material amendments of a Plan must be approved in the manner described in the rule. Each Plan shall continue in effect: (i) with respect to a fund only so long as the Plan is specifically approved for that fund least annually as provided in the Rule 12b-1; and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHVIT, (b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHVIT and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any fund at any time as provided in Rule 12b-1.

During the fiscal year ended December 31, 2012, the following amounts were paid pursuant to the Plans:

Series I Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
500 Index Trust B	$92,219	$0

Active Bond Trust	$31,857	$0

All Cap Core Trust	$36,511	$0

All Cap Value Trust	$14,585	$0

Alpha Opportunities Trust	$269	$0

Blue Chip Growth Trust	$144,610	$0

Bond Trust	$120,698	$0

Capital Appreciation Trust	$93,689	$0
Capital Appreciation Value Trust	$398	$0
Core Allocation Plus Trust	$11,254	$0
Core Bond Trust	$939	$0
Core Fundamental Holdings Trust	$71	$28
Core Global Diversification Trust	$372	$148
Core Strategy Trust	$84	$0
Disciplined Diversification Trust	$136	$0
Emerging Markets Value Trust	$4,317	$0
Equity-Income Trust	$157,944	$0
Financial Services Trust	$49,292	$0
Franklin Templeton Founding Allocation Trust	$22,646	$0
Fundamental All Cap Core Trust	$61,606	$0
Fundamental Holdings Trust	$9,426	$7,873
Fundamental Large Cap Value Trust	$27,962	$0
Fundamental Value Trust	$167,212	$0
Global Bond Trust	$39,441	$0
Global Diversification Trust	$26,428	$26,868
Global Trust	$77,403	$0
Health Sciences Trust	$33,519	$0
High Yield Trust	$37,566	$0
International Core Trust	$22,603	$0
International Equity Index Trust B	$19,982	$0
International Growth Stock Trust	$235
International Small Company Trust	$20,684	$0
International Value Trust	$56,415	$0
Investment Quality Bond Trust	$112,891	$0
Lifestyle Aggressive Trust	$50,646	$0
Lifestyle Balanced Trust	$422,078	$0
Lifestyle Conservative Trust	$131,918	$0
Lifestyle Growth Trust	$392,455	$0

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FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
Lifestyle Moderate Trust	$155,388	$0
Mid Cap Index Trust	$223,557	$0
Mid Cap Stock Trust	$92,469	$0
Mid Value Trust	$143,368	$0
Money Market Trust	$0	$0
Mutual Shares Trust	$100,129	$0
Natural Resources Trust	$6,372	$0
Real Estate Securities Trust	$49,182	$0
Real Return Bond Trust	$5,084	$0
Science & Technology Trust	$156,218	$0
Short Term Government Income Trust	$41,175	$0
Small Cap Growth Trust	$45,055	$0
Small Cap Index Trust	$102,029	$0
Small Cap Opportunities Trust	$15,948	$0
Small Cap Value Trust	$129,158	$0
Small Company Value Trust	$40,965	$0
Smaller Company Growth Trust	$39,739	$0
Strategic Income Opportunities Trust	$171,262	$0
Total Bond Market Trust B	$10,251	$0
Total Return Trust	$129,287	$0
Total Stock Market Index Trust	$145,078	$0
U.S. Equity Trust	$45,389	$0
Ultra Short Term Bond Trust	$1,872	$0
Utilities Trust	$69,171	$0
Value Trust	$173,277	$0

Series II Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
500 Index Trust B	$19,046	$0
Active Bond Trust	$730,247	$0
All Cap Core Trust	$19,520	$0
All Cap Value Trust	$68,392	$0
Blue Chip Growth Trust	$323,193	$0
Bond PS Series	$2,211	$0
Bond Trust	$1,609,317	$0
Capital Appreciation Trust	$189,030	$0
Capital Appreciation Value Trust	$768,769	$0
Core Allocation Plus Trust	$362,085	$0
Core Bond Trust	$28,970	$0
Core Fundamental Holdings Trust	$729,795	$871,366
Core Global Diversification Trust	$749,638	$895,059
Core Strategy Trust	$1,698,707	$0
Disciplined Diversification Trust	$525,565	$0
Equity-Income Trust	$445,006	$0
Financial Services Trust	$59,143	$0
Franklin Templeton Founding Allocation Trust	$2,933,541	$0
Fundamental All Cap Core Trust	$157,921	$0
Fundamental Holdings Trust	$2,521,649	$3,670,872
Fundamental Large Cap Value Trust	$35,297	$0
Fundamental Value Trust	$678,330	$0
Global Bond Trust	$422,765	$0
Global Diversification Trust	$1,891,335	$3,084,563
Global Trust	$73,917	$0
Health Sciences Trust	$169,017	$0
High Yield Trust	$205,386	$0

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FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
International Core Trust	$52,187	$0
International Equity Index Trust B	$11,197	$0
International Growth Stock Trust	$9,114
International Small Company Trust	$64,905	$0
International Value Trust	$249,065	$0
Investment Quality Bond Trust	$348,586	$0
Lifestyle Aggressive Trust	$459,265	$0
Lifestyle Balanced PS Series	$312,715	$0
Lifestyle Balanced Trust	$24,903,479	$0
Lifestyle Conservative PS Series	$111,795	$0
Lifestyle Conservative Trust	$6,386,521	$0
Lifestyle Growth PS Series	$347,095	$0
Lifestyle Growth Trust	$31,833,606	$0
Lifestyle Moderate PS Series	$154,011	$0
Lifestyle Moderate Trust	$7,971,882	$0
Mid Cap Index Trust	$194,749	$0
Mid Cap Stock Trust	$278,016	$0
Mid Value Trust	$211,070	$0
Money Market Trust	$0	$0
Natural Resources Trust	$286,287	$0
Real Estate Securities Trust	$192,653	$0
Real Return Bond Trust	$190,855	$0
Science & Technology Trust	$114,942	$0
Short Term Government Income Trust	$172,245	$0
Small Cap Growth Trust	$86,036	$0
Small Cap Index Trust	$152,195	$0
Small Cap Opportunities Trust	$81,976	$0
Small Cap Value Trust	$111,321	$0
Small Company Value Trust	$191,078	$0
Smaller Company Growth Trust	$49,005	$0
Strategic Income Opportunities Trust	$188,598	$0
Total Bond Market Trust B	$57,721	$0
Total Return Trust	$728,836	$0
Total Stock Market Index Trust	$104,073	$0
Ultra Short Term Bond Trust	$304,286	$0
U.S. Equity Trust	$15,537	$0
Utilities Trust	$69,653	$0
Value Trust	$77,486	$0

Series III Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
Core Fundamental Holdings Trust	$36,182	$0
Core Global Diversification Trust	$26,973	$0
Fundamental Holdings Trust	$108,296	$0
Global Diversification Trust	$104	$0

PORTFOLIO BROKERAGE

Pursuant to the subadvisory agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have no formula for the distribution of fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

88

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

–	price, dealer spread or commission, if any;

–	the reliability, integrity and financial condition of the broker-dealer;

–	size of the transaction;

–	difficulty of execution;

–	brokerage and research services provided; and

–	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to a fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the funds as of the fiscal year ended December 31, 2012.

	Bank of America Corp.	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse First Boston
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$22,107	$0	$20,511	$0
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$3,836	$0	$1,555	$0
All Cap Value Trust	$5,817	$0	$10,559	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$0	$229	$0
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$0	$0	$0
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$19,272	$0	$12,331	$14,311
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$25,017	$0	$0	$0
Financial Services Trust	$418	$0	$0	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$48,596	$0	$0	$0
Fundamental Holdings Trust	$0	$0	$0	$0

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Fundamental Large Cap Value Trust	$18,803	$0	$0	$0
Fundamental Value Trust	$0	$0	$0	$0
Global Bond Trust	$27,034	$0	$3,578	$456
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$9,334	$8,441
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$0	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$393	$1,198	$2,143	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$0	$10,421	$0	$0
International Equity Index Trust B	$0	1,913	$0	$1,215
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$36,425
Investment Quality Bond Trust	$7,791	$1,051	$7,029	$1,278
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$0	$0	$0
Mid Cap Stock Trust	$0	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$0	$0	$0	$91,978
Money Market Trust B	$0	$0	$0	$15,089
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$0	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$0	$0	$0
Real Return Bond Trust	$4,819	$36,900	$484	$4,211
Science & Technology Trust	$0	$0	$0	$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$0	$0	$0	$0
Small Cap Index Trust	$0	$0	$0	$0
Small Cap Opportunities Trust	$0	$0	$0	$0
Small Cap Value Trust	$0	$0	$0	$0

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Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$0	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$4,200	$0	$3,982	$0
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$43,461	$17,309	$46,322	$16,192
Total Stock Market Index Trust	$2,873		$2,666	$0
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$0	$0	$0

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	Deutsche Bank Securities	Jefferies & Company	JPMorgan Chase & Company	Morgan Stanley & Company, Inc.
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$0	$0	$29,557	$4,665
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$0	$0	$822	$0
All Cap Value Trust	$0	$0	$9,424	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$0	$2,577	$398
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$0	$0	$13,008
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$0	$0	$25,983	13,706
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$0	$0	$52,051	$0
Financial Services Trust	$0	$0	$0	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$0	$0	$63,299	27,363
Fundamental Holdings Trust	$0	$0	$0	$0
Fundamental Large Cap Value Trust	$0	$0	$24,219	10,587
Fundamental Value Trust	$0	$0	$10,395	$0
Global Bond Trust	$0	$0	$9,708	$0
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$6,145	6,128
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$0	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$0	$0	$0	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$667	$0	$0	$0
International Equity Index Trust B	$1,548	$0	$0	$0
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$0
Investment Quality Bond Trust	$6,600	$0	$8,606	6,947
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0

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Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$1,136	$0	$0
Mid Cap Stock Trust	$21,300	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$154,045	$0	$152,638	$0
Money Market Trust B	$24,068	$0	$25,263	$0
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$0	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$0	$0	$0
Real Return Bond Trust	$13	$0	$11,619	$4,364
Science & Technology Trust	$0	$0		$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$1,100	$0	$0	$0
Small Cap Index Trust	$0	$0	$0	$0
Small Cap Opportunities Trust	$0	$0	$0	$0
Small Cap Value Trust	$0	$0	$0	$0
Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$0	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$0	$0	$4,912	$943
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$0	$0	$33,803	$13,770
Total Stock Market Index Trust	$0	$87	$3,836	$869
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$0	$0	$0

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	RBC Dominion	State Street Corp.	The Goldman Sachs Group, Inc.	UBS AG
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$0	$63,973	$9,963	$0
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$0	$4,211	$281	$0
All Cap Value Trust	$0	$2,624	$0	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$4,785	$4,002	$0
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$1,089	$15,712	$0
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$0	$71,208	$5,256	$5,972
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$0	$2,318	$0	$0
Financial Services Trust	$0	$0	$4,675	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$0	$66,895	$51,473	$0
Fundamental Holdings Trust	$0	$0	$0	$0
Fundamental Large Cap Value Trust	$0	$31,456	$19,524	$0
Fundamental Value Trust	$0	$0	$7,870	$0
Global Bond Trust	$0	$599	$21,000	$0
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$0	$6,564
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$414	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$0	$0	$311	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$0	$18,065	$0	$0
International Equity Index Trust B	$0	$0	$0	$2,174
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$15,211
Investment Quality Bond Trust	$0	$0	$4,937	$11,600
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0

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Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$18,314	$0	$0
Mid Cap Stock Trust	$0	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$0	$83,200	$0	$0
Money Market Trust B	$0	$0	$0	$0
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$894	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$2,500	$0	$0
Real Return Bond Trust	$0	$296	$2,038	$0
Science & Technology Trust	$0	$2,826	$0	$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$0	$0	$0	$0
Small Cap Index Trust	$0	$19,037	$0	$0
Small Cap Opportunities Trust	$0	$583	$0	$0
Small Cap Value Trust	$0	$0	$0	$0
Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$461	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$0	$7,892	$0	$0
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$0	$0	$0	$9,054
Total Stock Market Index Trust	$0	$6,444	$1,405	$0
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$20,954	$0	$0

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, a subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

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Subadvisors also may receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

–	the value of securities;

–	the advisability of purchasing or selling securities;

–	the availability of securities or purchasers or sellers of securities; and

–	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by a subadvisor, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for the funds, which may not be used in connection with a fund, will also be available for the benefit of other funds and accounts managed by the subadvisors.

Commission Recapture Program. The Board has adopted a commission recapture program. Under the program, a percentage of commissions generated by a fund’s portfolio transactions is rebated to that fund by the broker-dealers and credited to short-term security gain/loss.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the funds. Although investment determinations for the funds will be made by the subadvisors independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisors also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisors may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisors to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that their participation in such transactions on balance will produce better overall results for the fund.

Affiliated Underwriting Transactions by the Subadvisors. JHVIT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisor participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

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Brokerage Commission Paid. For the years ended December 31, 2012, 2011 and 2010, JHVIT paid brokerage commissions in connection with portfolio transactions of $16,865,895, $21,781,950 and $26,674,746, respectively, allocated among the funds as follows:

Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
500 Index Trust B	$28,465	$9,258	$20,553
Active Bond Trust	$578	$0	$3,035
All Cap Core Trust	$690,587	$580,979	$608,173
All Cap Value Trust	$351,325	$273,177	$258,398
Alpha Opportunities Trust	$2,249,136	$2,484,958	$2,663,418
Blue Chip Growth Trust	$325,837	$615,680	$729,061
Bond PS Series	$0	$0	$0
Bond Trust	$0	$18,565	$0
Capital Appreciation Trust	$577,336	$859,965	$1,256,253
Capital Appreciation Value Trust	$111,208	$213,783	$185,686
Core Allocation Plus Trust	$337,428	$411,439	$425,989
Core Bond Trust	$0	$0	$0
Core Fundamental Holdings Trust	$0	$0	$0
Core Global Diversification Trust	$20,751	$0	$0
Core Strategy Trust	$0	$0	$0
Currency Strategies Trust	$0	$0	$0
Disciplined Diversification Trust	$52,153	$15,423	$19,995
Emerging Markets Value Trust	$200,815	$348,105	$450,214
Equity-Income Trust	$423,845	$434,606	$369,102
Financial Services Trust	$15,201	$44,808	$18,503
Franklin Templeton Founding Allocation Trust	N/A	N/A	$527,741
Fundamental All Cap Core Trust	$1,095,419	$2,004,992	$770,201
Fundamental Holdings Trust	$0	$0	$0
Fundamental Large Cap Value Trust	$431,446	$31,902	$804,673
Fundamental Value Trust	$286,305	$405,487	$232,890
Global Bond Trust	$0	$4,790	$6,080
Global Diversification Trust	$0	$0	$0
Global Trust	$315,236	$470,823	$605,141
Growth Equity Trust	$392,126	$408,974	$108,974
Health Sciences Trust	$41,018	$117,787	$166,009
Heritage Trust	$70,370	$84,760	$233,934
High Yield Trust	$0	$0	$0
Income Trust	$75,686	$69,633	$75,096
International Core Trust	$241,113	$315,809	$345,481
International Equity Index Trust B	$40,551	$19,139	$51,211
International Growth Stock Trust	$234,099	$197,721	$117,182
International Small Company Trust	$10,729	$15,274	$293,218
International Value Trust	$564,993	$1,117,800	$655,787
Investment Quality Bond Trust	N/A	N/A	$3
Lifecycle 2010 Trust	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0

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Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
Lifecycle 2025 Trust	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$73
Lifestyle Balanced PS Series	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0
Mid Cap Index Trust	$41,775	$49,443	$203,397
Mid Cap Stock Trust	$1,777,226	$1,754,863	$2,071,252
Mid Cap Value Equity Trust	$132,958	$103,966	$170,384
Mid Value Trust	$582,704	$630,702	$641,805
Money Market Trust	$0	$0	$0
Money Market Trust B	$0	$0	$0
Mutual Shares Trust	$201,040	$317,393	$289,423
Natural Resources Trust	$249,242	$404,203	$390,497
New Income Trust	N/A	N/A	$3,133,211
Real Estate Securities Trust	$721,814	$794,404	$490,149
Real Return Bond Trust	$0	$292	$535
Science & Technology Trust	$643,268	$888,159	$956,491
Short Term Government Income Trust	N/A	N/A	$0
Small Cap Growth Trust	$1,361,194	$1,328,568	$1,452,208
Small Cap Index Trust	$75,267	$50,714	$634,742
Small Cap Opportunities Trust	$103,649	$134,567	$153,523
Small Cap Value Trust	$236,127	$214,721	$223,094
Small Company Growth Trust	$64,876	$88,196	$104,970
Small Company Value Trust	$72,692	$57,128	$99,048
Smaller Company Growth Trust	$454,243	$546,747	$619,066
Strategic Equity Allocation Intl Trust	$53,640	$0	$0
Strategic Equity Allocation US Large Cap Trust	$72,433	$0	$0
Strategic Equity Allocation US Mid Cap Trust	$19,541	$0	$0
Strategic Equity Allocation US Small Cap Trust	$44,167	$0	$0
Strategic Income Opportunities Trust	$27,231	$31,902	$94,252
Total Bond Market Trust B	$0	$0	$0
Total Return Trust	$0	$7,399	$20,610
Total Stock Market Index Trust	$16,407	$14,583	$20,269
Ultra Short Term Bond Trust	$0	$0	$0
U.S. Equity Trust	$169,195	$127,963	$249,388

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Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
Utilities Trust	$253,375	$278,318	$183,478
Value Trust	$308,075	$187,612	$121,282

Brokerage Commissions Paid to Affiliated Brokers. For the years ended December 31, 2012, 2011 and 2010, commissions were paid by a fund to brokers affiliated with the fund’s subadvisers as follows:

Commissions Paid to Invesco Capital Markets. For the years ended December 31, 2012, 2011 and 2010, brokerage commissions were paid as follows:

		% OF FUND’S BROKERAGE	% OF AGGREGATE $ AMOUNT
	AGGREGATE $ AMOUNT OF	COMMISSIONS REPRESENTED	OF TRANSACTIONS FOR THE
	COMMISSIONS	FOR THE PERIOD	PERIOD
Year ended December 31, 2012:	$4,143	0.80%	1.26%
Year ended December 31, 2011:	$0	0.00%	0.00%
Year ended December 31, 2010:	$0	0.00%	0.00%

Commissions Paid to Wachovia. For the years ended December 31, 2012, 2011 and 2010, brokerage commissions were paid as follows:

		% OF FUND’S BROKERAGE	% OF AGGREGATE $ AMOUNT
	AGGREGATE $ AMOUNT OF	COMMISSIONS REPRESENTED	OF TRANSACTIONS FOR THE
Capital Appreciation Trust	COMMISSIONS	FOR THE PERIOD	PERIOD
Year ended December 31, 2012:	$0	0.00%	0.00%
Year ended December 31, 2011:	$0	0.00%	0.00%
Year ended December 31, 2010:	$0	0.00%	0.00%

REDEMPTION OF SHARES

JHVIT will redeem all full and fractional fund shares for cash at the NAV per share of each fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

–	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

–	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

–	the SEC by order so permits for the protection of security holders of JHVIT.

Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities, in accordance with policies and procedures approved by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

JHVIT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter

99

issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

–	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;

–	the distributed securities are valued in the same manner as they are in computing the fund’s NAV;

–	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

–	the Trustees of JHVIT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

DETERMINATION OF NET ASSET VALUE

Portfolio securities are valued by various methods which are generally described below. As noted in the prospectus, portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances.

Equity Securities Traded on Stock Exchanges

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities Traded on the OTC Market

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt Securities and Convertible Securities

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities which are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the funds may use various pricing services or discontinue the use of any pricing service.

Short Term Debt Instruments and Instruments held by the Money Market Trusts

Certain short term debt instruments held by each of the funds (except the Money Market Trusts) and all instruments held by the Money Market Trusts, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, a fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Open-End Investment Companies

Shares of other open-end investments companies held by a fund are valued based on the NAV of the underlying fund.

Securities Denominated in Foreign Currencies

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The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Options and Futures Contracts

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Exchange-traded options are valued at the mean of the bid and ask prices.

Futures contracts are valued at the most recent settlement price.

Limited Partnerships and Pooled Investment Vehicles

The value of a fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of a fund’s interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Non-Negotiable Security

A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

Money Market Trusts — Rule 2a-7

Each Money Market Trust seeks to maintain a constant net asset value (“NAV”) of $1.00 per share.

Each Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, each Money Market Trust will maintain a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less. Unlike a Money Market Trust’s weighted average maturity, the fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the fund. In addition, each Money Market Trust is only permitted to purchase securities that the subadviser determines present minimal credit risks and at the time of purchase are “eligible securities,” as defined by Rule 2a-7. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality. In accordance with Rule 2a-7, the Board has designated the following four NRSROs for the purposes of determining the eligibility of portfolio securities: S&P, Moody’s Fitch and DBRS Limited (“DBRS”). Appendix I to this SAI contains further information concerning the ratings of these NRSROs and their significance.

Securities in the highest rating category and their unrated equivalents are referred to as “First Tier” securities. Securities in the second-highest rating category and their equivalents are referred to as “Second Tier” securities. Each Money Market Trust will invest only in First Tier securities that have remaining maturities of 397 days or less, and will invest only in Second Tier securities that have remaining maturities of 45 days or less. A Money Market Trust may not invest more than 3% of its total assets in Second Tier securities.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Money Market Trust’s constant NAV per share as computed for the purpose of sales and redemptions. The procedures direct the Advisor to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00. The procedures also direct the Advisor to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which each Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the subadvisor will provide determinations, in accordance with procedures and methods established by the Trustees of JHVIT, of the fair value of securities held by a Money Market Trust.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Advisor shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from a Money Market Trust’s amortized cost NAV may result in material dilution or other unfair results to investors or

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existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

•	redeeming shares in kind;

•	selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Money Market Trust;

•	withholding or reducing dividends;

•	utilizing an NAV based on available market quotations; or

•	investing all cash in instruments with a maturity on the next business day.

A Money Market Trust also may reduce the number of its shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the fund’s constant NAV per share. Any such redemption will be treated as a negative dividend for purposes of the net investment factor under the contracts issued by John Hancock New York and John Hancock USA.

Each Money Market Trust intends to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the fund’s obligations under Section 22(e) of the 1940 Act and any commitments the fund has made to shareholders. A Money Market Trust will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. In addition, each Money Market Trust will hold sufficiently liquid securities to meet the following daily and weekly standards: (a) the fund will not acquire any security other than cash, U.S. Government securities, or securities convertible to cash within one business day (“Daily Liquid Assets”) if, immediately after the acquisition, the fund would have invested less than 10% of its total assets in Daily Liquid Assets; and (b) the fund will not acquire any security other than cash, U.S. Government securities, or securities convertible to cash within five business days (“Weekly Liquid Assets”) if, immediately after the acquisition, the fund would have invested less than 30% of its total assets in Weekly Liquid Assets.

Each Money Market Trust has developed policies and procedures reasonably designed to consider factors that could affect the fund’s liquidity needs, including characteristics of the fund’s investors and their likely redemptions, and assure that appropriate efforts are undertaken to identify risk characteristics of shareholders.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to non-affiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to non-affiliated persons as part of the investment activities of the fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

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As of the date of this SAI, the entities receiving information described in the preceding paragraph are: SS&C Technologies (reconciliation), Citigroup Global Transactions Services (middle office services), ITG Solutions (trade analysis), SEI (middle and back office functions), Barra (performance), Barclay Capital (portfolio analysis), Star Compliance (monitoring), BBH (compliance monitoring), Mathias & Carr (binding), Diversified Information Technologies (data storage), Bloomberg (research), Proxy Governance (proxy voting), Bell Global Media (reporting), Cogent (commission tracking), MacGregor (trading), Plexus (analytics), Omgeo (software), Abel Noser (execution), Global Trading Analytics (analytics), Glass Lewis (proxy voting), Northern Trust (back office), BNYM (middle office functions), TCS of America (technology support), State Street Investment Management Solutions (derivatives support), Markit (loan pricing), Fidelity (monthly with 36 day lag), Swift (messaging), Vestek (analytics, monthly with 30 day lag); Evare (3rd party reconciliation); Morningstar (rating organization, monthly with 32 day lag); Lipper (rating organization, monthly with 32 day lag); Fact Set (analytics); PricewaterhouseCoopers (audit services, annually); ISS (class action services, proxy voting, monthly with 36 day lag); Elkins McSherry (analytics, quarterly); Broadridge (proxy voting); CAPIS (analytics, quarterly); Gainskeeper (tax analysis); Goldman Sachs (securities lending); Electra (3rd party reconciliation); Advent (third party reconciliation), and FX Transparency (foreign exchange analysis, quarterly). If not otherwise noted, portfolio holding information is provided as frequently as daily with a one day lag.

The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a fund’s nonpublic information to a non-affiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the fund’s subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund.  Nonetheless, a fund has oversight processes in place to attempt to minimize this risk.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the Fund’s subadvisors are subject to the Trust’s Policy Regarding Disclosure of

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Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed.

JHVIT Portfolio Holdings Currently Posted on Websites. The ten largest holdings of each fund that is offered through a variable insurance product will be posted to the website listed below no earlier than 15 days after each calendar quarter end. These holdings will remain on the websites until the date JHVIT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHVIT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

JHVIT Portfolio Holdings Websites:

http://jh1.jhlifeinsurance.com/JHPortal/channel/0,2446,2072859_2079697,00.html (for John Hancock variable life products)

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21 (for John Hancock variable annuity products)

Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for each Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Each Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available 60 days after the end of the month to which it pertains.

Money Market Trust Portfolio Holdings Website:

www.johnhancock.com/moneymarket/va.html

SHAREHOLDERS OF JHVIT

JHVIT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC, the ultimate controlling parent of the Advisor.

Control Persons. As of March 31, 2013, no one was considered a control person of any of the funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a fund or who acknowledges or asserts having or is adjudicated to have control of a fund. As of March 31, 2013, shares of JHVIT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”), (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They also may hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund.

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Shareholders. As of March 31, 2013, JHVIT Shareholders are as follows:

–	the Insurance Companies . (Each Insurance Company that is a shareholder of JHVIT holds of record in its separate accounts JHVIT shares attributable to variable contracts), and

–	Each of the JHVIT fund of funds, each of which invests in and holds of record shares of Underlying Funds.

JHVIT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHVIT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHVIT.

Entities Eligible to Be Shareholders of JHVIT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHVIT may be purchased only by the following eligible shareholders:

–	separate accounts of the Insurance Companies and other insurance companies;

–	the Insurance Companies and certain of their affiliates; and

–	any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHVIT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHVIT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHVIT will vote all shares of a fund held by a JHVIT fund of funds in proportion to the votes of the other shareholders of such fund.

Mixed and Shared Funding. Shares of JHVIT may be sold to JHVIT Shareholders described above. JHVIT currently does not foresee any disadvantages to any JHVIT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHVIT Shareholder from investing in JHVIT or a particular fund.

Principal Holders. The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of March 31, 2013, the Insurance Companies owned of record all of the outstanding Series I, II and III shares of JHVIT funds.

As of March 31, 2013, the Insurance Companies and the JHVIT fund of funds owned of record all of the outstanding NAV shares of the JHVIT funds.

Trustees and officers of JHVIT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each fund.

HISTORY OF JHVIT

JHVIT Name Change. From January 1, 2005 to May 2, 2011, the name of JHVIT was John Hancock Trust. From October 1, 1997 to January 1, 2005, the name of JHVIT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHVIT was NASL Series Trust.

Prior Names of the Funds. Some of the names of the funds have been changed at various times. The prior name of each such fund and the date of the name change are set forth below.

Existing Name	Prior Name	Date of Change
Blue Chip Growth Trust	Pasadena Growth Trust	October 1, 1996
Equity-Income Trust	Value Equity Trust	December 31, 1996
Global Bond Trust	Global Government Bond Trust	May 1, 1999
All Cap Core Trust	Growth Trust	November 25, 2002
Global Trust	Global Equity Trust	May 1, 2004

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International Core Trust	International Stock Trust	April 28, 2006
Lifestyle Aggressive Trust	Lifestyle Aggressive 1000 Trust	April 28, 2006
Lifestyle Growth Trust	Lifestyle Growth 820 Trust	April 28, 2006
Lifestyle Balanced Trust	Lifestyle Balanced 640 Trust	April 28, 2006
Lifestyle Moderate Trust	Lifestyle Moderate 460 Trust	April 28, 2006
Lifestyle Conservative Trust	Lifestyle Conservative 280 Trust	April 28, 2006
Strategic Income Opportunities Trust	Strategic Income Trust	May 1, 2010
New Income Trust	Spectrum Income Trust	May 1, 2010
Heritage Trust	Vista Trust	May 1, 2010
Fundamental All Cap Core Trust	Optimized All Cap Trust	June 27, 2011
Fundamental Large Cap Value Trust	Optimized Value Trust	June 27, 2011
U.S. Equity Trust	U.S. Multi Sector Trust	June 27, 2011
Fundamental Holdings Trust	American Fundamental Holdings Trust	September 23, 2011
Global Diversification Trust	American Global Diversification Trust	September 23, 2011

ORGANIZATION OF JHVIT

Organization of JHVIT. JHVIT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (“NASL”), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHVIT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL’s separate portfolios were assumed by the corresponding fund.

Classification. JHVIT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.

Powers of the Trustees of JHVIT. Under Massachusetts law and JHVIT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHVIT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHVIT without shareholder approval to do the following:

–	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

–	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

–	Issue additional series of shares or separate classes of existing series of shares;

–	Approve fund mergers, to the extent consistent with applicable laws;

–	Designate a class of shares of a fund as a separate fund;

–	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

–	Designate a class of shares of a series as a separate series.

Shares of JHVIT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Redemption of Shares.”

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.

Shareholder Voting. Shareholders of each fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate

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and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHVIT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHVIT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHVIT do not have cumulative voting rights, which means that the holders of more than 50% of JHVIT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability. Under Massachusetts law, shareholders of JHVIT could, under certain circumstances, be held personally liable for the obligations of JHVIT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHVIT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHVIT. The Declaration of Trust also provides for indemnification out of the property of a JHVIT fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHVIT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHVIT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHVIT believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, a fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.

A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain qualifying income requirements of Code Section 7704. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income

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satisfying the 90% qualifying income test. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.

Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although the IRS has ruled privately that certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected. Also, the IRS has suspended its practice of issuing private rulings with respect to commodity-linked notes.

To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If a fund failed to meet the annual gross income test described above, the fund would nevertheless be considered to have satisfied the test if (i) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the fund reported the failure pursuant to Treasury Regulations to be adopted, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund failed to meet the asset diversification test described above with respect to any quarter, the fund would nevertheless be considered to have satisfied the requirements for such quarter if the fund cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

Because JHVIT complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

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Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a fund failed to qualify as a regulated investment company: (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

FINANCIAL STATEMENTS

Except as noted below, the financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI, are incorporated herein by reference from JHVIT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act. The following funds have not commenced operations as of the date of this SAI; therefore, no financial statements are incorporated herein by reference for these funds: Currency Strategies Trust, Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI (except as noted above), including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHVIT, the Advisor, the Distributor and each subadvisor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHVIT.

MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER

The funds of JHVIT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Advisor or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadvisor. Past performance is no guarantee of future results.

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STATEMENT OF ADDITIONAL INFORMATION

JOHN HANCOCK VARIABLE INSURANCE TRUST

(“JHVIT”)

Exchange Ticker Symbols
Fund	Series I	Series II	Series III
American Asset Allocation Trust	N/A	N/A	N/A

American Global Growth Trust	N/A	N/A	N/A

American Growth Trust	N/A	N/A	N/A

American Growth-Income Trust	N/A	N/A	N/A

American International Trust	N/A	N/A	N/A

American New World Trust	N/A	N/A	N/A

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with JHVIT’s Prospectus dated April 29, 2013 relating to the following six funds: American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (each a “JHVIT Feeder Fund,” “fund,” or portfolio, and collectively, the “JHVIT Feeder Funds,” the “funds,” or the “portfolios”). JHVIT’s Prospectus may be obtained from JHVIT, 601 Congress Street, Boston, Massachusetts, 02210.

A separate SAI describes the other series of JHVIT.

The financial statements of JHVIT for the fiscal year ended December 31, 2012, as well as the related opinion of JHVIT’s independent registered public accounting firm, are incorporated by reference into this SAI insofar as they relate to the funds listed above, and as they are included in JHVIT’s most recent annual report to shareholders (the “Annual Report”). The Annual Report is available upon request and without charge by calling (800) 344-1029.

The date of this SAI is April 29, 2013.

TABLE OF CONTENTS

MASTER-FEEDER STRUCTURE	3
INVESTMENT POLICIES AND RESTRICTIONS	4
PORTFOLIO TURNOVER	7
MANAGEMENT OF JHVIT	7
INVESTMENT MANAGEMENT ARRANGEMENTS	26
DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS	26
PORTFOLIO BROKERAGE	27
PURCHASE AND REDEMPTION OF SHARES	27
DETERMINATION OF NAV OF THE MASTER FUND	28
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS	28
SHAREHOLDERS OF JHVIT	31
ORGANIZATION OF JHVIT	32
ADDITIONAL INFORMATION CONCERNING TAXES	33
LEGAL AND REGULATORY MATTERS	36
FINANCIAL STATEMENTS	37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
CUSTODIAN	37
CODE OF ETHICS	37
PROXY VOTING POLICIES	37
APPENDIX I – DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS	38
APPENDIX II – PROXY VOTING POLICIES	44

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MASTER-FEEDER STRUCTURE

Each fund described in this SAI operates as a “feeder fund,” which means that the fund does not buy investment securities directly. Instead, it invests in Class 1 shares of a “master fund,” which in turn purchases investment securities. Each JHVIT Feeder Fund has the same investment objective and limitations as its master fund. Each master fund is a series of American Funds Insurance Series® (“AFIS”) (each a “Master Fund” and collectively the “Master Funds”). Each JHVIT Feeder Fund’s Master Fund is listed below:

JHVIT FEEDER FUND	MASTER FUND
American Asset Allocation Trust	Asset Allocation Fund
American Global Growth Trust	Global Growth Fund
American Growth Trust	Growth Fund
American Growth-Income Trust	Growth-Income Fund
American International Trust	International Fund
American New World Trust	New World Fund®

A JHVIT Feeder Fund may withdraw its entire investment from a Master Fund at any time the Board of Trustees of JHVIT (the “Board”) decides it is in the best interest of the fund and its shareholders to do so.

The AFIS Board formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices, and discuss other matters affecting each Master Fund.

THE SAI FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS SAI.

SMALL OR UNSEASONED COMPANIES

o	Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and may have a small management group.

o	Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

o	Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio’s investments to decrease if it needs to sell such securities when there are few interested buyers.

o	Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

o	Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, the portfolio’s investment manager may not be aware of problems associated with the company issuing the security.

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MEDIUM SIZE COMPANIES

o	Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

INVESTMENT POLICIES AND RESTRICTIONS

The investment policies and restrictions of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

REPURCHASE AGREEMENTS

Each of the portfolios may invest in repurchase agreements. The following information supplements the information in the Prospectus regarding repurchase agreements.

Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

The portfolios shall engage in a repurchase agreement transactions only with those banks or broker/dealers that meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

o	Federal Reserve System member bank,

o	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division, or

o	broker/dealer that reports U.S. Government securities positions to the Federal Reserve Board.

Each portfolio will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by JHVIT might be delayed or limited.

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INVESTMENT RESTRICTIONS

There are two classes of investment restrictions: fundamental and non-fundamental. A fund’s fundamental restrictions may be changed only by a vote of a majority of the fund’s outstanding voting securities, which means a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the shares outstanding are represented or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions may be changed by a fund’s board of trustees or directors without shareholder approval.

INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

As long as the portfolios continue to operate as feeder funds that invest in their corresponding Master Funds, the fundamental and non-fundamental investment restrictions of each portfolio will in effect be those of its Master Fund. Each portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its Master Fund:

Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the portfolio.

A Master Fund may seek to change a fundamental restriction by submitting the proposed change to the vote of its shareholders, including the portfolio that invests in the Master Fund. If the change is approved by Master Fund shareholders, the change will become effective as to the Master Fund and, by virtue of the portfolio’s non-fundamental restriction stated above, to the portfolio. If JHVIT, on behalf of the portfolio, determines that a change otherwise approved by Master Fund shareholders is not in the best interest of the portfolio, JHVIT may cause the portfolio to cease to invest all of its net assets in the Master Fund. In such event, the portfolio will then be subject to its own fundamental and non-fundamental investment restrictions.

The investment restrictions of the Master Funds are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

INVESTMENT RESTRICTIONS OF THE JHVIT FEEDER FUNDS

Each portfolio has adopted fundamental and non-fundamental investment restrictions that are set forth below. As indicated above, as long as the portfolios continue to operate as feeder funds, these restrictions apply to the portfolios only to the extent that the restrictions are not inconsistent with such operations and with the fundamental and non-fundamental restrictions of the Master Funds. If a portfolio ceases to invest all of its net assets in its Master Fund, the portfolio’s investment restrictions become fully applicable.

For each portfolio, restrictions 6, 9, 10, 11 and 12 are non-fundamental, and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of a majority of the outstanding voting securities of a portfolio as described above. With such approval, an investment restriction change will be deemed to have been effectively acted upon for the portfolio, notwithstanding that the change has not been approved by (i) the holders of a majority of the outstanding voting securities of any other portfolio affected by the change or (2) a majority of the outstanding voting securities of JHVIT.

INVESTMENT RESTRICTIONS OF THE JHVIT FEEDER FUNDS

Each fund may not:

1. Invest more than 5% of the value of its the total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets.

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2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3. Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, a fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

5. Purchase commodities or commodity contracts; except that the American Asset Allocation Trust, the American High-Income Trust, the American International Trust, American Small Capitalization Trust, American New World Trust and American High-Income Trust may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6.	Invest in companies for the purpose of exercising control or management.

7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, a fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9.	Purchase securities on margin.

10. Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Fundamental Investment Restriction number 5.

12. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Non-Fundamental Restrictions

The following non-fundamental restrictions of each JHVIT Feeder Fund may be changed without shareholder approval:

1. The portfolio may not invest more than 15% of its net assets in illiquid securities.

2. The portfolio may not issue senior securities, except as permitted by the 1940 Act.

Notwithstanding Investment Restriction number 12, the Master Funds may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by Trustees pursuant to an exemptive order granted by the United States Securities and Exchange Commission (“SEC”).

Notwithstanding Investment Restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may

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technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933, as amended.

Notwithstanding investment restriction number 7, the American Global Bond Trust may purchase loan assignments.

Investment Restrictions that May be Changed Only Upon 60 Days’ Notice to Shareholders

Rule 35d-1 under the 1940 Act requires a registered investment company with a name that suggests that the fund focuses its investments in a particular type of investment or investments in a particular industry to invest at least 80% of its assets in the type of investment suggested by the fund’s name. American Growth Trust, American International Trust, American Growth-Income Trust, American Global Growth Trust, American New World Trust and the American Asset Allocation Trust are not subject to this requirement.

Fund Mergers. Immediately prior to a combination or merger of a fund (the “acquired fund”) into another fund, the acquired fund may in certain situations not comply with its investment policies.

PORTFOLIO TURNOVER

The portfolio turnover of the Master Funds is described in the prospectus for the Master Funds, which is delivered together with the prospectus for the funds.

MANAGEMENT OF JHVIT

The business of JHVIT, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust’s series (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and the Trust’s other series and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHVIT are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). The tables below present certain information as of the date of this SAI regarding the Trustees and officers of JHVIT, including their principal occupations. Each Trustee oversees all of the Trust’s series and other funds in the John Hancock Fund Complex, (as defined below).

The tables below present certain information regarding the Trustees and officers of JHVIT, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of JHVIT (the “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2012, the “John Hancock Fund Complex” consisted of 234 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (94 funds); John Hancock Funds II (“JHF II”) (100 funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 7, 2012. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).	234
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds (2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
William H. Cunningham (1944)	Trustee (since 2012)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(2) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

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Independent Trustees

Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234
Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization ( consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing)1997–2000) . Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234

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Independent Trustees

Deborah C. Jackson (1952)	Trustee (since 2012

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(2) (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
James M. Oates (1946)	Trustee (since 2004) Chairman (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds(2) (since 2012); Trustee (2005-2006 and since 2012); Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

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11

Independent Trustees

Steven R. Pruchansky (1944)	Trustee and Vice Chairman (since 2012)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(2); Trustee and Vice Chairperson of the Board, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

234

12

Independent Trustees

Gregory A Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(2) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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(1) Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

(2) “John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

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Non-Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
James R. Boyle	Trustee (since 2005)	Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock retail funds(3) (since 2012 and 2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
Craig Bromley	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234

14

Non-Independent Trustees

Warren A. Thomson	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since 2001, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234

(1)	Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
(2)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his positions with Manulife Financial Corporation (and its affiliates), the ultimate controlling parent of the Adviser.
(3)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

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Principal Officers who are not Trustees

Name (Year of Birth)	Position with JHVIT	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds(3); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott (1971)	Executive Vice President (since 2012)

Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(3) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)

Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

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Principal Officers who are not Trustees

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (“CCO”) (since 2005)

Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005–2008).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(3) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Fund II (since 2010 and 2007-2009, including prior positions).

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’

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belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his prior positions as Chairman and Director of the Fund’s investment adviser, and a senior executive of MFC, the Adviser’s parent company, and prior positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of

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two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the particular circumstances of the Trust. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson as senior executives of MFC, the parent company, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

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Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee and an Investment Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Oates is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. The Compliance Committee met four times during the last fiscal year.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee. This Committee oversees the initiation, operation, and renewal of various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the fund, as well any significant regulatory and legistrative actions or proposals affecting or relating to the fund or its serve providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisor identify, manage and report the various risks that affect or could affect the fund. Mr. Russo serves as Chairperson of this Committee. This Committee met one time during the last fiscal year. The prior Contracts & Operations Committee met __ during the last fiscal year.

Nominating and Governance Committee (formerly, Nominating, Governance & Adminstration Committee). The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met once during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Fey and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Subcommittees. In addition, the Chairman of the Trusts serves on each Investment Sub-Committee as an ex-officio member. Each Investment Sub-Committee other than the Investment Sub-Committee that was recently formed (formerly known as Investment Committees) met five times during that fiscal year. The Investment Sub-Committee that was recently formed met one time during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

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Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by JHIMS, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. JHIMS has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of JHIMS, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. JHIMS and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

JHIMS identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of JHIMS and the subadvisors. JHIMS monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from JHIMS regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, JHIMS, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which JHIMS and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the fund’s advisor on a periodic

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basis regarding the risks facing the fund, and making recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of JHIMS communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, JHIMS, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by JHIMS, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

JHIMS also has its own, independent interest in risk management. In this regard, JHIMS has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of JHIMS’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. JHIMS’s risk management program is part of the overall risk management program of John Hancock, JHIMS’s parent company. John Hancock’s Chief Risk Officer supports JHIMS’s risk management program, and at the Board’s request will report on risk management matters.

Compensation

JHVIT pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000 and a fee of $15,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional retainer of $150,000. The Vice Chairman of the Board receives an additional retainer of $10,000. The Chairman of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives and additional $30,000 retainer. The Chairman of each Investment Sub-Committee receives an additional $10,000 retainer.

The following table provides information regarding the compensation paid by JHVIT and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during JHVIT’s fiscal year ended December 31, 2012.

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Compensation Table (1)

TRUSTEE	TOTAL COMPENSATION FROM JHVIT	TOTAL COMPENSATION FROM JHVIT AND THE JOHN HANCOCK FUND COMPLEX(2)
Independent Trustees
Charles L. Bardelis	$207,006	$318,250
Peter S. Burgess	$230,820	$345,000
William H. Cunningham(3)	$11,391	$257,750
Grace K. Fey	$207,006	$318,250
Deborah C. Jackson(3)	$10,616	$241,750
Theron S. Hoffman	$197,391	$300,750
Hassell H. McClellan	$216,709	$333,250
James M. Oates	$284,646	$445,000
Steven R. Pruchansky(3)	$11,391	$326,250
Gregory A. Russo(3)	$13,070	$278,750
Interested Trustees
James R. Boyle	$0	$0
Craig Bromley(3)	$0	$0
Warren A. Thomson(3)	$0	$0

(1)	Compensation received for services as a Trustee for the fiscal year ended December 31, 2012. JHVIT does not have a pension or retirement plan for any of its Trustees or officers. Although JHVIT does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees that was available to Trustees of other investment companies in the John Hancock Fund Complex (the “Plan”), two of the Independent Trustees, Messrs. Cunningham and Pruchansky, participated in this Plan. Under the Plan, these Independent Trustees elected to have deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan was determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the John Hancock funds to retain the services of any Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $ 288,313 and for Mr. Pruchansky was $ 433,348 under the Plan.

(2)	There were approximately 234 series in the John Hancock Fund Complex as of December 31, 2012.

(3)	Messrs. Bromley, Cunningham, Pruchansky, Russo, and Thomson, and Ms. Jackson began service as Trustees of JHVIT as of December 1, 2012.

Trustee Ownership of Funds

The table below lists the amount of securities of each JHVIT fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, beneficially owned by each Trustee as of December 31, 2012 (excluding those funds that had not yet commenced operations as of December 31, 2012). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A — $0

B — $1 up to and including $10,000

C — $10,001 up to and including $50,000

D — $50,001 up to and including $100,000

E — $100,001 or more

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FUNDS*	Lifestyle Aggressive Trust	Lifestyle Balanced Trust	Lifestyle Growth Trust	All Cap Core Trust
Independent Trustees
Charles L. Bardelis	A	A	B	A
Peter S. Burgess	E	A	D	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	D	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	A	A	A	A
Hassell H. McClellan	C	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	C	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	C	A	E	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	E	A

FUNDS*	Bond Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Equity Trust
Independent Trustees
Charles L. Bardelis	A	B	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	A	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	B	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Financial Services Trust	Global Trust	Global Diversification Trust
Independent Trustees
Charles L. Bardelis	A	A	A
Peter S. Burgess	A	A	A
William H. Cunningham	A	A	A
Grace K. Fey	A	A	A
Deborah C. Jackson	A	A	A
Theron S. Hoffman	A	C	A
Hassell H. McClellan	C	A	A
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	A
Gregory A. Russo	A	A	A
Independent Trustees
James R. Boyle	A	A	A
Craig Bromley	A	A	A
Warren A. Thomson	A	A	A

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FUNDS*	American Growth Trust	American Growth- Income Trust	Health Sciences Trust	International Equity Index Trust B
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	D	E	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	C
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Mid Cap Stock Trust	Mutual Shares Trust	Natural Resources Trust	Real Estate Securities Trust
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	D	A	A
Hassell H. McClellan	A	A	C	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Small Company Value Trust	Value Trust	Entire Complex
Independent Trustees
Charles L. Bardelis	A	A	E
Peter S. Burgess	A	A	E
William H. Cunningham	A	A	E
Grace K. Fey	A	A	E
Deborah C. Jackson	A	A	E
Theron S. Hoffman	A	C	E
Hassell H. McClellan	C	A	E
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	E
Gregory A. Russo	A	A	E
Independent Trustees
James R. Boyle	A	A	E
Craig Bromley	A	A	D
Warren A. Thomson	A	A	E

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*	Only funds owned by a Trustee are listed.

INVESTMENT MANAGEMENT ARRANGEMENTS

The funds are feeder funds and, as such, do not have an investment adviser. Portfolio management does not occur at the JHVIT Feeder Fund level, but at the Master Fund level. Capital Research and Management Company (“CRMC”) serves as each Master Fund’s investment adviser. For information regarding CRMC, see the Master Fund’s SAI, which is delivered together with this SAI.

SERVICE AGREEMENT

Pursuant to a Service Agreement dated June 27, 2008, JHIMS provides JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of CCO. For the three years ended December 31, 2012, the funds paid JHIMS the following amounts under the Service Agreement.

Fund	2012	2011	2010

American Asset Allocation Trust	$216,655	$234,544	$244,024

American Global Growth Trust	$22,161	$25,160	$27,570

American Growth Trust	$149,037	$170,455	$182,700

American Growth-Income Trust	$144,628	$157,505	$173,989

American International Trust	$92,556	$108,260	$119,582

American New World Trust	$10,130	$12,392	$12,426

DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS

John Hancock Distributors, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, is the distributor and principal underwriter of JHVIT and distributes shares of JHVIT on a continuous basis. Other than the Rule 12b-1 payments described below, the Distributor does not receive compensation from JHVIT.

The Board has approved Rule 12b-1 Plans (the “Plans”) for Series I, Series II, and Series III of each fund. The purpose of each Plan is to encourage the growth and retention of assets of the class of shares of each fund subject to the Plan.

Each fund invests in Class 1 shares of its corresponding Master Fund, which does not pay a Rule 12b-1 fee.

Payments made on the Series I, Series II and Series III Rule 12b-1 Plans for the year ended December 31, 2012 are as follows:

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SERIES I SHARES
FUND	DISTRIBUTION PAYMENT
American Asset Allocation Trust	$1,154,950
American Global Growth Trust	$12,320
American Growth Trust	$561,174
American Growth-Income Trust	$1,234,627
American International Trust	$485,795
American New World Trust	$53,835

SERIES II SHARES
FUND	DISTRIBUTION PAYMENT
American Asset Allocation Trust	$9,815,042
American Global Growth Trust	$1,225,342
American Growth Trust	$7,034,064
American Growth-Income Trust	$5,959,213
American International Trust	$4,322,777
American New World Trust	$492,918

SERIES III SHARES
PORTFOLIO	DISTRIBUTION PAYMENT
American Asset Allocation Trust	$383,762
American Global Growth Trust	$9,635
American Growth Trust	$262,507
American Growth-Income Trust	$269,520
American International Trust	$122,959
American New World Trust	$6,669

PORTFOLIO BROKERAGE

As each fund invests solely in its corresponding Master Fund, none of the funds incurs any brokerage commissions. For information regarding portfolio brokerage of each Master Fund, see the Master Funds’ SAI, which is delivered together with this SAI.

PURCHASE AND REDEMPTION OF SHARES

JHVIT will redeem all full and fractional fund shares for cash at net asset value per share (“NAV”). Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

o	trading on the New York Stock Exchange is restricted, as determined by the SEC, or such exchange is closed for other than weekends and holidays;

o	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT to fairly determine the value of its net assets; or

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o	the SEC by order so permits for the protection of security holders of JHVIT.

Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities, in accordance with policies and procedures approved by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

JHVIT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

–	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;

–	the distributed securities are valued in the same manner as they are in computing the fund’s NAV;

–	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

–	the Trustees of JHVIT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

DETERMINATION OF NAV OF THE MASTER FUND

Each JHVIT Feeder Fund’s NAV will be based on the NAV of the corresponding Master Fund, adjusted to reflect the JHVIT Feeder Fund’s other assets, if any, and expenses.

For information regarding the determination of NAV of a Master Fund, see the Master Fund SAI, which is delivered together with this SAI.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of JHIMS, or the interests of the funds’ subadvisers, principal underwriter or affiliated persons of JHIMS, the subadvisers or the principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material

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nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities receiving information described in the preceding paragraph are: SS&C Technologies (reconciliation), Citigroup Global Transactions Services (middle office services), ITG Solutions (trade analysis), SEI (middle and back office functions), Barra (performance), Barclay Capital (portfolio analysis), Star Compliance (monitoring), BBH (compliance monitoring), Mathias & Carr (binding), Diversified Information Technologies (data storage), Bloomberg (research), Proxy Governance (proxy voting), Bell Global Media (reporting), Cogent (commission tracking), MacGregor (trading), Plexus (analytics), Omgeo (software), Abel Noser (execution), Global Trading Analytics (analytics), Glass Lewis (proxy voting), Northern Trust (back office), BNYM (middle office functions), TCS of America (technology support), State Street Investment Management Solutions (derivatives support), Markit (loan pricing), Fidelity (monthly with 36 day lag), Swift (messaging), Vestek (analytics, monthly with 30 day lag); Evare (3rd party reconciliation); Morningstar (rating organization, monthly with 32 day lag); Lipper (rating organization, monthly with 32 day lag); Fact Set (analytics); PricewaterhouseCoopers (audit services, annually); ISS (class action services, proxy voting, monthly with 36 day lag); Elkins McSherry (analytics, quarterly); Broadridge (proxy voting); CAPIS (analytics, quarterly); Gainskeeper (tax analysis); Goldman Sachs (securities lending); Electra (3rd party reconciliation); Advent (third party reconciliation), and FX Transparency (foreign exchange analysis, quarterly). If not otherwise noted, portfolio holding information is provided as frequently as daily with a one day lag.

The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a fund’s nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, JHIMS, a subadviser or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisers may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the fund’s subadvisers are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisers may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

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In addition, JHIMS or the fund’s subadvisers may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadviser that is not affiliated with JHIMS and a wrap account sponsor. Finally, JHIMS or a fund’s subadvisers may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund.  Nonetheless, a fund has oversight processes in place to attempt to minimize this risk.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisers may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the Fund’s subadvisers are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisers may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Adviser or the fund’s subadvisers may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadviser that is not affiliated with the Adviser and a wrap account sponsor. Finally, the Adviser or a fund’s subadvisers may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed.

JHVIT Portfolio Holdings Currently Posted on a Website. The holdings of each fund that is offered through a variable insurance product will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the fund’s holdings. In addition, the ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHVIT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHVIT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

http://jh1.jhlifeinsurance.com/JHPortal/channel/0,2446,2072859_2079697,00.html

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http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

SHAREHOLDERS OF JHVIT

JHVIT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC, the ultimate controlling parent of JHIMS.

Control Persons. As of March 31, 2013, no one was considered a control person of any of the funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a fund or who acknowledges or asserts having or is adjudicated to have control of a fund. As of March 31, 2013, shares of JHVIT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”), (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund.

Shareholders. As of March 31, 2013, JHVIT Shareholders are as follows:

–	the Insurance Companies . (Each Insurance Company that is a shareholder of JHVIT holds of record in its separate accounts JHVIT shares attributable to variable contracts), and

JHVIT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHVIT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHVIT.

Entities Eligible to Be Shareholders of JHVIT. In order to reflect the conditions of Section 817(h) and other provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, shares of JHVIT may be purchased only by the following eligible shareholders:

–	separate accounts of the Insurance Companies and other insurance companies;

–	the Insurance Companies and certain of their affiliates; and

–	any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHVIT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHVIT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHVIT will vote all shares of a fund held by a JHVIT fund of funds in proportion to the votes of the other shareholders of such fund.

Mixed and Shared Funding. Shares of JHVIT may be sold to JHVIT Shareholders described above. JHVIT currently does not foresee any disadvantages to any JHVIT Shareholders arising from the fact that

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the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHVIT Shareholder from investing in JHVIT or a particular fund.

Principal Holders. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of March 31, 2012, the Insurance Companies owned of record all of the outstanding Series I, II and III shares of JHVIT funds.

Trustees and officers of JHVIT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the JHVIT Feeder Funds.

HISTORY OF JHVIT

JHVIT Name Change. From January 1, 2005 to May 2, 2011, the name of JHVIT was John Hancock Trust. From October 1, 1997 to January 1, 2005, the name of JHVIT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHVIT was NASL Series Trust.

Organization of JHVIT. JHVIT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (the “NASL Fund”), a Maryland corporation. Effective December 31, 1988, the NASL Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHVIT assumed all the assets and liabilities of the NASL Fund and carried on its business and operations with the same investment management arrangements as were in effect for the NASL Fund at the time of the reorganization. The assets and liabilities of each of the NASL Fund’s separate series were assumed by the corresponding series of JHVIT.

ORGANIZATION OF JHVIT

Classification. JHVIT is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the funds described in this SAI is diversified for purposes of the 1940 Act.

Powers of the Trustees of JHVIT. Under Massachusetts law and JHVIT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHVIT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHVIT without shareholder approval to do the following:

–	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

–	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

–	Issue additional series of shares or separate classes of existing series of shares;

–	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

–	Designate a class of shares of a series as a separate series.

Shares of JHVIT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Purchase and Redemption of Shares.”

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Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.

Shareholder Voting. Shareholders of each fund of JHVIT are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHVIT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHVIT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHVIT do not have cumulative voting rights, which means that the holders of more than 50% of JHVIT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability. Under Massachusetts law, shareholders of JHVIT could, under certain circumstances, be held personally liable for the obligations of JHVIT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHVIT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHVIT. The Declaration of Trust also provides for indemnification out of the property of a JHVIT fund for all losses and expenses of any shareholder held personally liable for the obligations of such fund. In addition, the Declaration of Trust provides that JHVIT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHVIT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHVIT believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, a fund will not be subject to U.S. federal income tax on its net investment income

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(i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.

A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain qualifying income requirements of Code Section 7704. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.

Under an Internal Revenue Service (“IRS”) revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although the IRS has ruled privately that certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected. Also, the IRS has suspended its practice of issuing private rulings with respect to commodity-linked notes.

To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If a fund failed to meet the annual gross income test described above, the fund would nevertheless be considered to have satisfied the test if: (i) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the fund reported the failure pursuant to Treasury Regulations to be adopted, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund failed to meet the asset

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diversification test described above with respect to any quarter, the fund would nevertheless be considered to have satisfied the requirements for such quarter if the fund cured such failure within 6 months and either; (i) such failure was de minimus; or (ii) (a) such failure was due to reasonable cause and not due to willful neglect; and (b) the fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the investment adviser and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

Because JHVIT complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the

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appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a fund failed to qualify as a regulated investment company, (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the investment adviser and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the fund’s investment adviser might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

LEGAL AND REGULATORY MATTERS

On June 25, 2007, John Hancock Investment Management Services, LLC ( “JHIMS”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, JHIMS and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHVIT funds that participated in JHIMS’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of

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$16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. JHIMS discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

FINANCIAL STATEMENTS

The financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI, are incorporated herein by reference from JHVIT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.

CUSTODIAN

State Street Bank and Trust Company, (“State Street”) 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHVIT, CRMC, and the Distributor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHVIT.

PROXY VOTING POLICIES

The proxy voting policies of JHVIT and CRMC are set forth below in Appendix II. Information regarding how JHVIT voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.

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APPENDIX I

DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE
JHVIT FEEDER FUNDS

Investment adviser — Capital Research and Management Company SM, each Master Fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, California 90071 and 6455 Irvine Center Drive, Irvine, California 92618. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. ®, a holding company for several investment management subsidiaries. CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. CRMC believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the Prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, CRMC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by CRMC. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. CRMC makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds' portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus:

Global Discovery Fund — Lipper Growth Funds Index, Lipper International Funds Index, Non-U.S. Service and Information Index; U.S. Service and Information Index

Global Growth Fund — MSCI All Country World Index, Lipper Global Funds Index;

Growth Fund — S&P 500, MSCI All Country World Index ex-USA, Lipper Growth Funds Index;

International Fund — MSCI All Country World Index ex-USA, Lipper International Funds Index;

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New World Fund — MSCI All Country World Index, Lipper Global Funds Index, Lipper Emerging Markets Funds Index, MSCI Emerging Markets Index, JP Morgan Emerging Markets Index Global, Lipper Emerging Markets Debt Funds Average;

Blue Chip Income and Growth Fund — S&P 500, Lipper Growth & Income Funds Index;

Global Growth and Income Fund — MSCI All Country World Index, Lipper Global Funds Index;

Growth-Income Fund — S&P 500, Lipper Growth & Income Funds Index;

International Growth and Income Fund — MSCI All Country World Index ex-U.S.A., Lipper International Funds Index;

Asset Allocation Fund — S&P 500, Lipper Growth & Income Funds Index, Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Lipper Intermediate Investment Grade Debt Funds Average;

Bond Fund — Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Lipper Intermediate Investment Grade Debt Funds Average;

Global Bond Fund — Barclays Global Aggregate Bond Index ex-U.S.D., Barclays US Corporate High Yield Index 2% Issuer Cap, Lipper Global Income Funds Average; Barclays Global Aggregate Index U.S. Dollar, Lipper High Current Yield Bond Funds Average, JP Morgan Government Bond Index – Emerging Market Global Diversfied

Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The other portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold investments that hold shares of the funds.

The following table reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

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The following table reflects information as of December 31, 2012:

American Asset Allocation Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Alan N. Berro	6	$127.3	None	None	None	None
David A. Daigle	4	$56.5	2	$1.68	4	$1.02
Jeffrey T. Lager	2	$110.8	None	None	None	None
James R. Mulally	5	$147.1	1	$0.03	None	None
Eugene P. Stein	2	$110.8	None	None	None	None

American Global Growth Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Isabelle de Wismes	1	$44.1	1	$0.13	None	None
Martin Jacobs	None	None	None	None	None	None
Jonathan Knowles	3	$167.4	None	None	None	None
Steven T. Watson	4	$126.4	None	None	None	None

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American Growth Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Donnalisa Parks Barnum	1	$112.6	None	None	None	None
Gregg E. Ireland	3	$158.7	1	$0.13	None	None
Gregory D. Johnson	2	$110.8	None	None	None	None
Michael T. Kerr	2	$164.6	None	None	None	None
Ronald B. Morrow	3	$219.5	None	None	None	None

American Growth-Income Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Donald D. O’Neal	2	$169.8	1	$0.20	None	None
Dylan Yolles	1	$23.1	None	None	None	None
J. Blair Frank	3	$136.0	None	None	None	None
Claudia P. Huntington	5	$57.0	None	None	None	None
William L. Robbins	1	$23.1	None	None	None	None

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American International Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Sung Lee	3	$174.5	None	None	None	None
L. Alfonso Barroso	2	$74.1	1	$0.08	None	None
Jesper Lyckeus	2	$103.9	None	None	None	None
Christopher M. Thomsen	2	$123.4	None	None	None	None

American New World Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Carl M. Kawaja	4	$241.5	1	$1.39	None	None
Nicholas J. Grace	2	$123.4	None	None	None	None
F. Galen Hoskin	None	None	1	$1.39	None	None
Robert H. Neithart	6	$71.5	6	$3.32	15[4]	$6.70

1 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.

2 Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and

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Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount.

3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

4The advisory fee of one of these accounts (representing $0.46 billion in total assets) is based partially on its investment results.

Potential Conflicts.

CRMC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CRMC believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.

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APPENDIX II

PROXY VOTING POLICIES

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other

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Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

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B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds (the “Adviser”) or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

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Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

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Adviser Responsibilities

Proxy Voting Procedures

Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the adviser votes shares of an Underling Fund consistent with these proxy voting policies and procedures and in the best interest of shareholders of the Trust.

Providing the Board of the Trust with a copy and description of the Adviser Policy, accompanied by a certification that represents that the Adviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Board with notice of any amendment or revision to that Adviser Policy or with a description thereof. The Adviser is required to report all material changes to the Adviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to Adviser Policy during the period covered by the report.

Providing the Board with a quarterly certification indicating that the Adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Adviser Policy and these proxy voting policies and procedures. If the Adviser voted any proxies in a manner inconsistent with the Subadviser Policy, the Adviser will provide the adviser with a report detailing the exceptions.

Proxy Voting Service

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

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Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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CAPITAL RESEARCH AND MANAGEMENT COMPANY

PROXY VOTING PROCEDURES AND PRINCIPLES

PROXY VOTING PROCEDURES AND PRINCIPLES — The Series and its investment adviser have adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds, other American Funds and Endowments. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the Series) are voted by a committee of the investment adviser under authority delegated by those funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities manged by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual’s knowledge of the Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421- 0180, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, the Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

DIRECTOR MATTERS — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported.

GOVERNANCE PROVISIONS — Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.

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SHAREHOLDER RIGHTS — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection). Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

COMPENSATION AND BENEFIT PLANS — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

ROUTINE MATTERS — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management’s recommendations unless circumstances indicate otherwise.

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